UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2013

Date of reporting period: December 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with the determination of reasonable risk as determined by AllianceBernstein L.P. (the “Adviser”). The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks (50% each). In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will allow the relative weightings of the Portfolio’s investments in equity and debt, growth and value, and U.S. and non-U.S. components to vary in response to market conditions, but ordinarily, only by ±5% of the Portfolio’s net assets. Beyond those ranges, the Adviser will rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to ±10% of the Portfolio’s net assets. The Portfolio’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of underlying market conditions.

The Portfolio’s debt securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Portfolio will not invest more than 25% of its total assets in securities rated, at the time of purchase, below investment grade.

The Portfolio also may enter into forward commitments, make short sales of securities or maintain a short position and invest in rights or warrants.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Standard & Poor’s (“S&P”) 500 Index and its secondary benchmark, the Barclays U.S. Aggregate Bond Index and its blended benchmark, the 60% / 40% blend of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, respectively, for the one- and five-year periods ended December 31, 2013 and since the Portfolio’s inception on July 1, 2004.

For the annual period, all share classes of the Portfolio underperformed the primary and blended benchmarks, and outperformed the secondary benchmark. The Portfolio’s U.S. growth holdings detracted, while the U.S. and non-U.S. value holdings, as well as the non-U.S. growth holdings contributed. Fixed-income holdings contributed to relative performance as did REIT holdings.

The Portfolio used derivatives, including futures, currencies, credit default swaps and interest rate swaps, for hedging purposes, which had no material impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

2013 was marked as a year of intense speculation that kept financial markets on edge. At the end of the year, the U.S. Federal Reserve (the “Fed”) took its first steps toward ending a key component of its stimulus campaign. Amid data suggesting that the U.S. economy was gaining momentum, the Fed announced that it would gradually

1

AllianceBernstein Variable Products Series Fund

wind down its massive bond-purchasing program by late 2014. At the same time, it strengthened its commitment to keeping short-term interest rates near zero until late 2015. Markets reacted positively to news of this shift in monetary policy, as investors were enthusiastic about the gradual pace of the changes and relieved that a major source of uncertainty had been removed.

Heading into 2014, the Multi-Asset Solution Team (the “Team”) remains bullish on developed-market equities, although regional and sector performance may vary significantly. The current rally in the global equity markets has been underpinned by excess liquidity in the financial system that has kept borrowing costs down and encouraged risk-taking. With the monetary policy environment beginning to normalize as a result of the Fed’s decision to scale back its stimulus campaign, the Team believes a transition has begun toward a phase where fundamentals are the primary determinant of valuations. Thus, in the Team’s view, companies will need to substantially grow their earnings to sustain their current valuations and continue their strong stock price performance.

2

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged S&P® 500 Index and the unmanaged Barclays U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates-rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Allocation Risk: The allocation of investments among the different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities may have a more significant effect on the Portfolio’s net asset value, or NAV, when one of these investment strategies is performing more poorly than others.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

BALANCED WEALTH STRATEGY PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	Since Inception*
AllianceBernstein Balanced Wealth Strategy Portfolio Class A	16.49%	12.19%	5.84%
AllianceBernstein Balanced Wealth Strategy Portfolio Class B	16.27%	11.90%	5.57%
Primary Benchmark: S&P 500 Index	32.39%	17.94%	7.54%
Secondary Benchmark: Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.74%
Blended Benchmark: 60% S&P 500 Index / 40% Barclays U.S. Aggregate Bond Index	17.56%	12.71%	6.71%

*    Average annual returns. The Portfolio’s inception date is 7/1/04.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.65% and 0.90% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. These waivers/ reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/13 (unaudited)

*	Since inception of the Portfolio’s Class A shares on 7/1/2004.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/13) as compared to the performance of the Portfolio’s primary, secondary and blended benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

BALANCED WEALTH STRATEGY PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,106.50	$3.50	0.66%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.88	$3.36	0.66%

Class B
Actual	$1,000	$1,105.70	$4.78	0.90%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.67	$4.58	0.90%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal National Mortgage Association	$28,869,784	7.3%
U.S. Treasury Bonds & Notes	16,310,433	4.2
U.S. Treasury Inflation Index	3,857,094	1.0
Apple, Inc.	3,518,160	0.9
Google, Inc.—Class A	3,451,787	0.9
Cognizant Technology Solutions Corp.—Class A	3,445,438	0.9
Federal Home Loan Mortgage Corp. Gold	3,395,291	0.9
Pfizer, Inc.	2,903,724	0.7
JP Morgan Chase Commercial Mortgage Securities Trust	2,871,219	0.7
Visa, Inc.—Class A	2,870,345	0.7

	$71,493,275	18.2%

SECURITY TYPE BREAKDOWN**

December 31, 2013 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$254,293,239	62.1%
Corporates—Investment Grades	35,673,779	8.7
Mortgage Pass-Throughs	29,187,550	7.1
Asset-Backed Securities	17,265,710	4.2
Governments—Treasuries	16,310,433	4.0
Commercial Mortgage-Backed Securities	12,172,826	3.0
Corporates—Non-Investment Grades	5,094,148	1.2
Agencies	3,889,567	1.0
Inflation-Linked Securities	3,857,094	0.9
Local Governments—Municipal Bonds	2,949,765	0.7
Quasi-Sovereigns	2,761,095	0.7
Collateralized Mortgage Obligations	2,321,240	0.6
Emerging Markets—Corporate Bonds	861,624	0.2
Other***	1,594,472	0.4
Short-Term Investments	21,444,387	5.2

Total Investments	$409,676,929	100.0%

*	Long-term investments.

**	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

***	“Other” represents less than 0.2% weightings in the following security types: Governments—Sovereign Bonds, Preferred Stocks and Warrants.

7

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–64.8%
FINANCIALS–10.5%
CAPITAL MARKETS–1.2%
Affiliated Managers Group, Inc.(a)	3,750	$813,300
BlackRock, Inc.–Class A	1,970	623,446
Daiwa Securities Group, Inc.	17,000	170,264
Deutsche Bank AG (REG)	9,346	448,995
E*Trade Financial Corp.(a)	13,000	255,320
Goldman Sachs Group, Inc. (The)	3,800	673,588
Macquarie Group Ltd.	8,609	422,533
State Street Corp.	4,100	300,899
UBS AG(a)	46,962	899,197

		4,607,542

COMMERCIAL BANKS–2.2%
Banco do Brasil SA	9,600	99,484
Bank Hapoalim BM	20,060	112,398
Barclays PLC	68,422	309,396
BNP Paribas SA	3,170	247,283
China Construction Bank Corp.–Class H	144,000	109,024
CIT Group, Inc.	17,700	922,701
Fifth Third Bancorp	13,200	277,596
HSBC Holdings PLC	57,220	627,941
Industrial & Commercial Bank of China Ltd.–Class H	162,000	109,854
KBC Groep NV	4,420	251,301
KeyCorp	15,100	202,642
Lloyds Banking Group PLC(a)	364,260	477,977
Mitsubishi UFJ Financial Group, Inc.	65,300	433,552
National Australia Bank Ltd.	12,730	397,329
Regions Financial Corp.	20,700	204,723
Sberbank of Russia (Sponsored ADR)	9,683	121,715
Societe Generale SA	8,592	499,629
Sumitomo Mitsui Financial Group, Inc.	6,200	322,421
SunTrust Banks, Inc.	7,700	283,437
UniCredit SpA	53,230	392,659
Wells Fargo & Co.	51,600	2,342,640

		8,745,702

CONSUMER FINANCE–0.6%
Capital One Financial Corp.	15,900	1,218,099
Discover Financial Services	15,500	867,225
Muthoot Finance Ltd.	39,211	68,624
Shriram Transport Finance Co., Ltd.	13,055	141,636

		2,295,584

DIVERSIFIED FINANCIAL SERVICES–2.5%
Bank of America Corp.	145,100	2,259,207
Berkshire Hathaway, Inc.– Class B(a)	5,300	628,368
Citigroup, Inc.	42,200	2,199,042
ING Groep NV(a)	20,880	291,663

ING US, Inc.	6,100	$214,415
IntercontinentalExchange Group, Inc.	11,013	2,477,044
JPMorgan Chase & Co.	22,900	1,339,192
ORIX Corp.	20,400	358,466

		9,767,397

INSURANCE–3.3%
Admiral Group PLC	44,150	959,696
Aegon NV	18,579	176,064
Ageas	2,177	92,835
AIA Group Ltd.	196,000	986,564
American Financial Group, Inc./OH	11,700	675,324
American International Group, Inc.	27,800	1,419,190
Aon PLC	10,600	889,234
Assurant, Inc.	6,700	444,679
Aviva PLC	22,540	168,632
BB Seguridade Participacoes SA	7,500	77,885
Chubb Corp. (The)	10,300	995,289
Everest Re Group Ltd.	1,700	264,979
Genworth Financial, Inc.– Class A(a)	45,100	700,403
Lancashire Holdings Ltd.	32,020	430,443
Lincoln National Corp.	18,200	939,484
Muenchener Rueckversicherungs AG	1,490	328,649
PartnerRe Ltd.	8,500	896,155
Prudential PLC	31,700	708,305
Reinsurance Group of America, Inc.–Class A	8,700	673,467
Travelers Cos., Inc. (The)	6,300	570,402
Unum Group	2,300	80,684
XL Group PLC	12,500	398,000

		12,876,363

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.6%
Daito Trust Construction Co., Ltd.	6,200	579,625
Global Logistic Properties Ltd.	484,000	1,110,265
GLP J-Reit	251	245,159
Hang Lung Group Ltd.	15,000	76,172
Hang Lung Properties Ltd.	170,000	541,080

		2,552,301

THRIFTS & MORTGAGE FINANCE–0.1%
Housing Development Finance Corp.	30,740	397,463

		41,242,352

CONSUMER DISCRETIONARY–9.7%
AUTO COMPONENTS–0.7%
Cie Generale des Etablissements Michelin–Class B	3,880	412,834
GKN PLC	39,480	244,647

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Lear Corp.	5,200	$421,044
Magna International, Inc.–Class A	4,600	377,476
Nokian Renkaat Oyj	1,593	76,391
TRW Automotive Holdings Corp.(a)	8,700	647,193
Valeo SA	5,110	566,297

		2,745,882

AUTOMOBILES–1.5%
Bayerische Motoren Werke AG	2,120	248,957
Ford Motor Co.	55,200	851,736
General Motors Co.(a)	22,400	915,488
Honda Motor Co., Ltd.	9,600	396,260
Hyundai Motor Co.(a)	710	159,372
Hyundai Motor Co. (Preference Shares)(a)	2,810	333,317
Mazda Motor Corp.(a)	54,000	279,831
Nissan Motor Co., Ltd.	73,900	619,282
Renault SA	1,550	124,739
Tata Motors Ltd.	23,030	140,892
Toyota Motor Corp.	21,900	1,335,354
Volkswagen AG (Preference Shares)	1,610	453,084

		5,858,312

DISTRIBUTORS–0.1%
LKQ Corp.(a)	17,740	583,646

DIVERSIFIED CONSUMER SERVICES–0.2%
Estacio Participacoes SA	53,900	466,292
Kroton Educacional SA	20,900	347,794

		814,086

HOTELS, RESTAURANTS & LEISURE–1.1%
Chipotle Mexican Grill, Inc.– Class A(a)	820	436,880
Ladbrokes PLC	38,530	114,503
Melco Crown Entertainment Ltd. (ADR)(a)	8,000	313,760
Melco International Development Ltd.	36,000	133,029
Merlin Entertainments PLC(a)	32,302	191,229
Sodexo	12,249	1,242,145
Starbucks Corp.	19,380	1,519,198
Whitbread PLC	6,020	374,651
William Hill PLC	10,965	73,096

		4,398,491

HOUSEHOLD DURABLES–0.2%
PulteGroup, Inc.	41,800	851,466

INTERNET & CATALOG RETAIL–0.8%
Amazon.com, Inc.(a)	3,310	1,319,995
priceline.com, Inc.(a)	1,690	1,964,456

		3,284,451

LEISURE EQUIPMENT & PRODUCTS–0.3%
Polaris Industries, Inc.	6,780	987,439

MEDIA–2.1%
Comcast Corp.–Class A	35,070	$1,822,413
Gannett Co., Inc.	23,300	689,214
Liberty Global PLC–Series C(a)	15,310	1,290,939
Liberty Media Corp.(a)	7,390	1,082,266
Time Warner, Inc.	7,900	550,788
Twenty-First Century Fox, Inc.–Class A	21,800	766,924
Viacom, Inc.–Class B	7,100	620,114
Walt Disney Co. (The)	18,268	1,395,675

		8,218,333

MULTILINE RETAIL–0.2%
Macy’s, Inc.	12,400	662,160
Myer Holdings Ltd.(b)	49,190	121,170

		783,330

SPECIALTY RETAIL–1.3%
Belle International Holdings Ltd.	51,000	59,250
GameStop Corp.–Class A	13,500	665,010
Home Depot, Inc. (The)	13,210	1,087,711
Kingfisher PLC	27,550	175,880
O’Reilly Automotive, Inc.(a)	5,430	698,895
Shimamura Co., Ltd.	1,500	140,605
Sports Direct International PLC(a)	41,429	491,816
Staples, Inc.	9,100	144,599
TJX Cos., Inc.	19,000	1,210,870
World Duty Free SpA(a)	10,040	126,242
Yamada Denki Co., Ltd.	84,900	277,706

		5,078,584

TEXTILES, APPAREL & LUXURY GOODS–1.2%
Cie Financiere Richemont SA	10,850	1,083,887
Hugo Boss AG	950	135,305
Li & Fung Ltd.	434,000	562,117
LVMH Moet Hennessy Louis Vuitton SA	1,556	284,272
Michael Kors Holdings Ltd.(a)	7,500	608,925
NIKE, Inc.–Class B	8,661	681,101
Samsonite International SA	110,100	334,383
VF Corp.	13,600	847,824

		4,537,814

		38,141,834

INFORMATION TECHNOLOGY–7.9%
COMMUNICATIONS EQUIPMENT–0.6%
Cisco Systems, Inc.	37,300	837,385
QUALCOMM, Inc.	9,335	693,123
Harris Corp.	10,200	712,062
Telefonaktiebolaget LM Ericsson–Class B	15,494	189,174

		2,431,744

COMPUTERS & PERIPHERALS–1.4%
Apple, Inc.	6,270	3,518,160

9

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Catcher Technology Co., Ltd.	30,000	$195,351
Hewlett-Packard Co.	59,500	1,664,810

		5,378,321

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.5%
Amphenol Corp.–Class A	13,280	1,184,310
Arrow Electronics, Inc.(a)	8,400	455,700
LG Display Co., Ltd.(a)	10,520	254,041

		1,894,051

INTERNET SOFTWARE & SERVICES–1.8%
Facebook, Inc.–Class A(a)	21,990	1,201,974
LinkedIn Corp.–Class A(a)	3,110	674,341
eBay, Inc.(a)	22,663	1,243,972
Google, Inc.–Class A(a)	3,080	3,451,787
Telecity Group PLC	45,783	550,759

		7,122,833

IT SERVICES–1.8%
Amdocs Ltd.	8,500	350,540
HCL Technologies Ltd.	4,820	98,732
Visa, Inc.–Class A	12,890	2,870,345
Cognizant Technology Solutions Corp.–Class A(a)	34,120	3,445,438
Tata Consultancy Services Ltd.	5,040	177,316
Fujitsu Ltd.(a)	52,000	269,499

		7,211,870

OFFICE ELECTRONICS–0.3%
Xerox Corp.	84,100	1,023,497

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.7%
Sumco Corp.	28,800	254,071
Applied Materials, Inc.	36,500	645,685
Tokyo Electron Ltd.	3,200	176,329
NVIDIA Corp.	7,100	113,742
Micron Technology, Inc.(a)	18,800	409,088
SK Hynix, Inc.(a)	7,070	247,291
Samsung Electronics Co., Ltd.	220	286,670
Samsung Electronics Co., Ltd. (Preference Shares)	440	423,151
Taiwan Semiconductor Manufacturing Co., Ltd.	31,000	109,460

		2,665,487

SOFTWARE–0.8%
Electronic Arts, Inc.(a)	36,500	837,310
Dassault Systemes	640	79,443
Symantec Corp.	8,300	195,714
CA, Inc.	3,000	100,950
ANSYS, Inc.(a)	17,135	1,494,172
Red Hat, Inc.(a)	9,300	521,172

		3,228,761

		30,956,564

HEALTH CARE–7.3%
BIOTECHNOLOGY–1.9%
Actelion Ltd.(a)	6,320	$536,067
Biogen Idec, Inc.(a)	8,458	2,366,125
Celgene Corp.(a)	9,310	1,573,018
Gilead Sciences, Inc.(a)	20,130	1,512,770
Quintiles Transnational Holdings, Inc.(a)	23,853	1,105,348
Vertex Pharmaceuticals, Inc.(a)	5,300	393,790

		7,487,118

HEALTH CARE EQUIPMENT & SUPPLIES–0.6%
Intuitive Surgical, Inc.(a)	2,870	1,102,310
Medtronic, Inc.	22,300	1,279,797

		2,382,107

HEALTH CARE PROVIDERS & SERVICES–1.0%
Aetna, Inc.	11,400	781,926
Health Net, Inc./CA(a)	15,100	448,017
McKesson Corp.	5,130	827,982
UnitedHealth Group, Inc.	22,651	1,705,620
WellPoint, Inc.	2,500	230,975

		3,994,520

LIFE SCIENCES TOOLS & SERVICES–0.7%
Eurofins Scientific SE	4,269	1,155,449
Illumina, Inc.(a)	7,132	788,942
Mettler-Toledo International, Inc.(a)	2,509	608,658

		2,553,049

PHARMACEUTICALS–3.1%
Allergan, Inc./United States	12,613	1,401,052
Astellas Pharma, Inc.	4,000	237,147
Daiichi Sankyo Co., Ltd.	18,100	330,958
GlaxoSmithKline PLC	36,280	969,310
GlaxoSmithKline PLC (Sponsored ADR)	14,500	774,155
Johnson & Johnson	24,600	2,253,114
Merck & Co., Inc.	18,700	935,935
Novartis AG	8,234	659,949
Pfizer, Inc.	94,800	2,903,724
Roche Holding AG	3,100	868,391
Roche Holding AG (Sponsored ADR)	8,300	582,660
Teva Pharmaceutical Industries Ltd.	2,770	110,832

		12,027,227

		28,444,021

INDUSTRIALS–7.1%
AEROSPACE & DEFENSE–1.5%
Boeing Co. (The)	17,810	2,430,887
European Aeronautic Defence and Space Co. NV	8,470	650,243

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MTU Aero Engines AG	1,693	$166,373
Northrop Grumman Corp.	4,100	469,901
Precision Castparts Corp.	5,204	1,401,437
Safran SA	3,690	256,560
Thales SA	2,020	130,176
Zodiac Aerospace	1,490	264,043

		5,769,620

AIR FREIGHT & LOGISTICS–0.2%
Expeditors International of Washington, Inc.	13,970	618,172

AIRLINES–0.6%
Copa Holdings SA–Class A	9,150	1,465,006
Delta Air Lines, Inc.	10,700	293,929
Japan Airlines Co., Ltd.	2,000	98,663
Qantas Airways Ltd.(a)	177,000	173,622
Turk Hava Yollari	49,857	149,476

		2,180,696

BUILDING PRODUCTS–0.1%
Asahi Glass Co., Ltd.(b)	28,000	174,350

COMMERCIAL SERVICES & SUPPLIES–0.2%
Babcock International Group PLC	15,900	357,274
Edenred	13,649	457,001

		814,275

ELECTRICAL EQUIPMENT–0.4%
AMETEK, Inc.	20,332	1,070,887
Sumitomo Electric Industries Ltd.	22,600	377,782

		1,448,669

INDUSTRIAL CONGLOMERATES–1.4%
Bidvest Group Ltd.	4,750	121,687
Danaher Corp.	29,909	2,308,975
General Electric Co.	87,000	2,438,610
Hutchison Whampoa Ltd.	20,000	272,773
Siemens AG	1,720	235,844
Toshiba Corp.	58,000	244,169

		5,622,058

INDUSTRIAL WAREHOUSE DISTRIBUTION–0.5%
Granite Real Estate Investment Trust	10,340	377,306
Hansteen Holdings PLC	75,450	135,187
Hopewell Holdings Ltd.	50,500	171,562
Japan Logistics Fund, Inc.	11	116,573
Mapletree Logistics Trust	263,000	220,129
Nippon Prologis REIT, Inc.	17	162,842
ProLogis, Inc.	7,703	284,626
STAG Industrial, Inc.	17,670	360,291

		1,828,516

MACHINERY–0.8%
Flowserve Corp.	8,357	658,782
IHI Corp.	32,000	138,389

Illinois Tool Works, Inc.	12,100	$1,017,368
Komatsu Ltd.	18,700	383,935
Parker Hannifin Corp.	8,350	1,074,144

		3,272,618

MARINE –0.1%
AP Moeller–Maersk A/S– Class B	21	227,261
Nippon Yusen KK	97,000	310,150

		537,411

MIXED OFFICE INDUSTRIAL–0.0%
Goodman Group	38,440	162,861

PROFESSIONAL SERVICES–1.1%
Bureau Veritas SA	36,689	1,071,125
Capita PLC	54,811	943,473
Intertek Group PLC	23,452	1,223,991
SGS SA	326	750,534
Verisk Analytics, Inc.– Class A(a)	6,030	396,292

		4,385,415

ROAD & RAIL–0.0%
Central Japan Railway Co.	1,400	164,993

TRADING COMPANIES & DISTRIBUTORS–0.2%
Mitsubishi Corp.	12,300	236,134
WW Grainger, Inc.	2,721	694,998

		931,132

TRANSPORTATION INFRASTRUCTURE–0.0%
Sydney Airport	8,157	27,723

		27,938,509

CONSUMER STAPLES–4.8%
BEVERAGES–0.7%
Anheuser-Busch InBev NV	3,800	404,078
Asahi Group Holdings Ltd.	4,100	115,701
Carlsberg A/S–Class B	2,260	250,077
Diageo PLC	28,070	930,200
Monster Beverage Corp.(a)	10,665	722,767
SABMiller PLC (London)	4,240	218,254

		2,641,077

FOOD & STAPLES RETAILING–1.4%
Costco Wholesale Corp.	14,940	1,778,009
CVS Caremark Corp.	11,730	839,516
Jeronimo Martins SGPS SA	23,655	462,544
Koninklijke Ahold NV	25,140	451,794
Kroger Co. (The)	27,400	1,083,122
Olam International Ltd.	526,412	642,136
Sugi Holdings Co., Ltd.	2,100	85,312
Tsuruha Holdings, Inc.	900	82,637

		5,425,070

11

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FOOD PRODUCTS–0.9%
Danone	1,950	$140,677
Green Mountain Coffee Roasters, Inc.(a)(b)	9,600	725,568
Hershey Co. (The)	13,150	1,278,574
Mead Johnson Nutrition Co.–Class A	12,870	1,077,991
Nestle SA	2,790	204,479

		3,427,289

HOUSEHOLD PRODUCTS–0.5%
Henkel AG & Co. KGaA	8,841	921,753
LG Household & Health Care Ltd.(a)	690	358,790
Procter & Gamble Co. (The)	9,500	773,395
Reckitt Benckiser Group PLC	1,630	129,480

		2,183,418

TOBACCO–1.3%
British American Tobacco PLC	28,879	1,550,053
Imperial Tobacco Group PLC	9,690	375,663
Japan Tobacco, Inc.	42,500	1,382,897
Philip Morris International, Inc.	20,645	1,798,799

		5,107,412

		18,784,266

ENERGY–4.8%
ENERGY EQUIPMENT & SERVICES–1.2%
Aker Solutions ASA	15,320	274,283
Halliburton Co.	15,100	766,325
Nabors Industries Ltd.	23,900	406,061
Oceaneering International, Inc.	8,699	686,177
Saipem SpA	9,770	209,524
Schlumberger Ltd.	25,224	2,272,935
Seadrill Ltd.	5,140	210,660

		4,825,965

OIL, GAS & CONSUMABLE FUELS–3.6%
BG Group PLC	46,691	1,004,713
Chesapeake Energy Corp.	7,200	195,408
Chevron Corp.	16,300	2,036,033
ENI SpA	15,640	377,920
Exxon Mobil Corp.	25,300	2,560,360
Gazprom OAO (Sponsored ADR)	13,690	118,419
Hess Corp.	17,400	1,444,200
JX Holdings, Inc.	44,300	228,120
LUKOIL OAO (London) (Sponsored ADR)	2,500	157,800
Marathon Petroleum Corp.	14,000	1,284,220
Noble Energy, Inc.	12,322	839,251
Occidental Petroleum Corp.	15,000	1,426,500
Phillips 66	5,300	408,789
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	12,955	462,529
Valero Energy Corp.	26,100	1,315,440

		13,859,702

		18,685,667

EQUITY: OTHER–4.2%
DIVERSIFIED/SPECIALTY–3.7%
Activia Properties, Inc.	13	$102,445
Altisource Residential Corp.	5,620	169,218
Armada Hoffler Properties, Inc.	20,322	188,588
Australand Property Group	60,480	208,250
British Land Co. PLC	51,158	533,347
Buzzi Unicem SpA	10,250	184,489
Chambers Street Properties(b)	49,690	380,129
Cheung Kong Holdings Ltd.	23,000	364,175
Cofinimmo	1,600	197,604
Corrections Corp. of America	8,444	270,799
Country Garden Holdings Co., Ltd.	835,000	505,093
CTT-Correios de Portugal SA(a)	23,234	178,673
Digital Realty Trust, Inc.(b)	4,330	212,690
Dundee Real Estate Investment Trust	7,896	214,227
Fibra Uno Administracion SA de CV	57,730	186,192
Geo Group, Inc. (The)	10,570	340,565
Gramercy Property Trust, Inc.(a)	48,450	278,588
Henderson Land Development Co., Ltd.	21,400	122,343
ICADE	3,569	332,241
Japan Hotel REIT Investment Corp.(b)	385	184,572
Kennedy-Wilson Holdings, Inc.	17,540	390,265
Land Securities Group PLC	36,838	588,469
Lend Lease Group	59,270	591,497
LPN Development PCL	194,300	91,651
Mapletree Commercial Trust	185,000	174,913
Mexico Real Estate Management SA de CV(a)	82,160	163,420
Mitchells & Butlers PLC(a)	27,500	192,417
Mitsubishi Estate Co., Ltd.	52,000	1,556,154
Mitsui Fudosan Co., Ltd.	34,100	1,230,009
New World Development Co., Ltd.	127,438	161,863
Regal Entertainment Group–Class A	33,880	658,966
Sekisui House SI Investment Co.(b)	18	87,437
Spirit Realty Capital, Inc.	46,390	456,014
Sumitomo Realty & Development Co., Ltd.	14,000	697,584
Sun Hung Kai Properties Ltd.	50,708	644,794
Supalai PCL	195,400	86,818
Swire Properties Ltd.	108,600	275,014
Top REIT, Inc.	24	112,724
UOL Group Ltd.	54,516	268,323
Vornado Realty Trust	1,690	150,055
Wharf Holdings Ltd.	85,000	650,015
Wheelock & Co., Ltd.	36,000	165,847

		14,548,477

HEALTH CARE–0.5%
Chartwell Retirement Residences	20,060	188,656
HCP, Inc.	6,510	236,443

12

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Health Care REIT, Inc.	3,930	$210,530
LTC Properties, Inc.	10,150	359,209
Medical Properties Trust, Inc.	32,715	399,777
Omega Healthcare Investors, Inc.	3,860	115,028
Ventas, Inc.	4,240	242,867

		1,752,510

TRIPLE NET–0.0%
National Retail Properties, Inc.(b)	3,760	114,041

		16,415,028

RETAIL–1.8%
REGIONAL MALL–0.7%
General Growth Properties, Inc.	18,370	368,686
Simon Property Group, Inc.	12,516	1,904,435
Westfield Group	66,860	603,566

		2,876,687

SHOPPING CENTER/OTHER RETAIL–1.1%
Aeon Mall Co., Ltd.	18,800	526,650
DDR Corp.	19,380	297,871
Frontier Real Estate Investment Corp.(b)	38	187,626
Fukuoka REIT Co.	11	89,038
Kimco Realty Corp.	4,870	96,183
Kite Realty Group Trust	56,810	373,242
Klepierre	8,553	396,451
Link REIT (The)	19,268	93,699
Ramco-Gershenson Properties Trust	24,570	386,732
RioCan Real Estate Investment Trust (Toronto)	4,973	115,963
Unibail-Rodamco SE	3,589	919,714
Vastned Retail NV	8,380	380,309
Westfield Retail Trust	159,090	422,644

		4,286,122

		7,162,809

MATERIALS–1.6%
CHEMICALS–1.1%
Arkema SA	3,113	363,468
BASF SE	1,060	113,138
Denki Kagaku Kogyo KK	59,000	243,864
Essentra PLC	63,156	899,677
Incitec Pivot Ltd.	73,261	175,748
Koninklijke DSM NV	3,718	292,600
LyondellBasell Industries NV–Class A	15,600	1,252,368
Monsanto Co.	8,269	963,752
Nippon Shokubai Co., Ltd.	13,000	143,626

		4,448,241

METALS & MINING–0.4%
BHP Billiton PLC	24,400	757,129
Dowa Holdings Co., Ltd.	11,000	107,623
Glencore Xstrata PLC(a)	27,211	141,567
MMC Norilsk Nickel OJSC (ADR)	16,674	277,122
Rio Tinto PLC	5,490	310,238

		1,593,679

PAPER & FOREST PRODUCTS–0.1%
Mondi PLC	17,020	$295,442

		6,337,362

RESIDENTIAL–1.4%
MULTI-FAMILY–1.3%
Associated Estates Realty Corp.	23,650	379,582
AvalonBay Communities, Inc.	2,750	325,132
Berkeley Group Holdings PLC	5,000	220,441
Brookfield Residential Properties, Inc.(a)	15,931	385,371
China Overseas Land & Investment Ltd.	96,000	270,974
China Vanke Co., Ltd.–Class B	101,660	158,727
Comforia Residential REIT, Inc.	15	105,756
Deutsche Annington Immobilien SE(a)	6,191	153,305
Equity Residential	8,130	421,703
Home Properties, Inc.	1,840	98,661
KWG Property Holding Ltd.	300,000	167,600
LEG Immobilien AG(a)	5,559	328,795
Mid-America Apartment Communities, Inc.	7,200	437,328
Post Properties, Inc.	2,030	91,817
Rossi Residencial SA(a)	145,840	126,355
Sekisui Chemical Co., Ltd.	8,000	98,172
Stockland(b)	169,729	548,753
Sun Communities, Inc.	5,340	227,698
Taylor Wimpey PLC	212,080	392,772
Wing Tai Holdings Ltd.	125,000	195,258

		5,134,200

SELF STORAGE–0.1%
Public Storage	2,590	389,847

		5,524,047

TELECOMMUNICATION SERVICES–1.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.6%
AT&T, Inc.	45,400	1,596,264
Bezeq The Israeli Telecommunication Corp., Ltd.	63,518	107,718
Telenor ASA	6,620	158,175
Vivendi SA	24,044	634,218

		2,496,375

WIRELESS TELECOMMUNICATION SERVICES–0.5%
NTT DoCoMo, Inc.	11,400	187,716
Turkcell Iletisim Hizmetleri AS(a)	21,330	113,043
Vodafone Group PLC	215,423	848,161
Vodafone Group PLC (Sponsored ADR)	21,400	841,234

		1,990,154

		4,486,529

13

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OFFICE–1.0%
OFFICE–1.0%
Allied Properties Real Estate Investment Trust	7,776	$239,813
Boston Properties, Inc.	1,774	178,056
CapitaCommercial Trust	222,000	255,664
Cominar Real Estate Investment Trust	15,513	269,296
Cousins Properties, Inc.	44,362	456,929
Investa Office Fund	47,710	133,615
Japan Excellent, Inc.(b)	150	175,760
Japan Real Estate Investment Corp.	60	321,004
Kenedix Realty Investment Corp.–Class A	48	227,816
Orix JREIT, Inc.	195	243,955
Parkway Properties, Inc./MD	22,358	431,286
SL Green Realty Corp.	6,808	628,923
Tokyo Tatemono Co., Ltd.	24,000	266,879
Workspace Group PLC	25,280	221,033

		4,050,029

UTILITIES–0.9%
ELECTRIC UTILITIES–0.4%
Edison International	18,900	875,070
EDP–Energias de Portugal SA	61,520	225,969
Electricite de France	6,510	230,305
Enel SpA	51,731	225,723

		1,557,067

GAS UTILITIES–0.2%
Atmos Energy Corp.	13,100	595,002
UGI Corp.	4,300	178,278

		773,280

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.1%
APR Energy PLC	29,787	468,595

MULTI-UTILITIES–0.2%
CenterPoint Energy, Inc.	19,800	458,964
DTE Energy Co.	1,400	92,946
National Grid PLC	20,520	268,385

		820,295

		3,619,237

LODGING–0.5%
LODGING–0.5%
Ashford Hospitality Prime, Inc.	8,864	161,325
Ashford Hospitality Trust, Inc.	45,361	375,589
Chesapeake Lodging Trust	5,330	134,796
DiamondRock Hospitality Co.	36,350	419,842
Hersha Hospitality Trust	67,830	377,813
Host Hotels & Resorts, Inc.	9,400	182,736
InterContinental Hotels Group PLC	6,061	202,173

		1,854,274

Company		Shares	U.S. $ Value

MORTGAGE–0.2%
MORTGAGE–0.2%
NorthStar Realty Finance Corp.		22,410	$301,414
Starwood Property Trust, Inc.		12,610	349,297

			650,711

Total Common Stocks (cost $193,676,513)			254,293,239

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–9.1%
INDUSTRIAL–4.5%
BASIC–0.7%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	45	40,675
Barrick North America Finance LLC 4.40%, 5/30/21		225	216,640
Basell Finance Co. BV 8.10%, 3/15/27(c)		145	183,090
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		240	215,139
Dow Chemical Co. (The) 4.375%, 11/15/42		183	160,680
Dow Chemical Co/The 4.125%, 11/15/21		165	170,440
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		395	369,864
Glencore Funding LLC 4.125%, 5/30/23(c)		330	308,390
International Paper Co. 7.95%, 6/15/18		55	66,808
LyondellBasell Industries NV 5.75%, 4/15/24		435	487,493
Rio Tinto Finance USA PLC
2.875%, 8/21/22		257	239,531
3.50%, 3/22/22		76	74,580
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		237	206,037

			2,739,367

CAPITAL GOODS–0.2%
Embraer SA 5.15%, 6/15/22		130	130,000
Odebrecht Finance Ltd. 5.125%, 6/26/22(c)		200	195,750
Owens Corning 6.50%, 12/01/16(d)		178	197,525
Republic Services, Inc.
3.80%, 5/15/18		17	18,005
5.25%, 11/15/21		165	179,890
5.50%, 9/15/19		233	262,180

			983,350

14

AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

COMMUNICATIONS– MEDIA–0.9%
21st Century Fox America, Inc.
3.00%, 9/15/22	U.S.$		400	$376,021
6.15%, 2/15/41			130	144,888
CBS Corp. 5.75%, 4/15/20			250	281,193
Comcast Corp. 5.15%, 3/01/20			451	503,122
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22			215	206,537
4.75%, 10/01/14			155	159,611
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(e)			221	228,735
NBCUniversal Enterprise, Inc. 5.25%, 12/19/49(c)			233	230,670
Omnicom Group, Inc. 3.625%, 5/01/22			165	159,785
Reed Elsevier Capital, Inc. 8.625%, 1/15/19			435	545,368
Time Warner Cable, Inc. 7.50%, 4/01/14			145	147,407
Time Warner Entertainment Co. LP 8.375%, 3/15/23			121	139,172
WPP Finance 2010 4.75%, 11/21/21			77	80,046
WPP Finance UK 8.00%, 9/15/14			350	367,416

				3,569,971

COMMUNICATIONS– TELECOMMUNICATIONS–0.4%
American Tower Corp. 5.05%, 9/01/20			380	401,840
AT&T, Inc. 4.30%, 12/15/42			23	19,510
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)			490	467,603
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	46	42,274
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$		185	195,201
United States Cellular Corp. 6.70%, 12/15/33			28	26,543
Verizon Communications, Inc. 6.55%, 9/15/43			297	347,478

				1,500,449

CONSUMER CYCLICAL– AUTOMOTIVE–0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21			915	1,037,344

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)	U.S.$	341	$356,129

			1,393,473

CONSUMER CYCLICAL–ENTERTAINMENT–0.1%
Time Warner, Inc. 4.70%, 1/15/21		123	130,588
7.625%, 4/15/31		110	139,212
Viacom, Inc. 5.625%, 9/15/19		83	94,398

			364,198

CONSUMER CYCLICAL–RETAILERS–0.1%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		201	198,121

CONSUMER NON-CYCLICAL – 0.2%
Ahold Finance USA LLC 6.875%, 5/01/29		295	349,330
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		69	73,039
8.50%, 6/15/19		153	187,958
Reynolds American, Inc. 3.25%, 11/01/22		220	202,778
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		121	119,850

			932,955

ENERGY–0.8%
Anadarko Petroleum Corp. 6.45%, 9/15/36		254	285,226
Encana Corp. 3.90%, 11/15/21		140	139,004
Hess Corp. 7.875%, 10/01/29		39	49,701
Marathon Petroleum Corp. 5.125%, 3/01/21		163	176,573
Nabors Industries, Inc. 5.10%, 9/15/23(c)		180	180,590
Noble Energy, Inc. 8.25%, 3/01/19		374	464,862
Noble Holding International Ltd. 3.95%, 3/15/22		270	263,956
4.90%, 8/01/20		36	37,994
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		315	317,936
Transocean, Inc. 3.80%, 10/15/22		409	387,661
6.375%, 12/15/21		2	2,247
6.50%, 11/15/20		185	211,259
Valero Energy Corp. 6.125%, 2/01/20		175	199,889
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		285	366,186

			3,083,084

15

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

TECHNOLOGY–0.4%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$		71	$76,544
Baidu, Inc. 2.25%, 11/28/17			380	377,378
Hewlett-Packard Co. 4.65%, 12/09/21			114	117,383
Motorola Solutions, Inc. 3.50%, 3/01/23			300	277,544
7.50%, 5/15/25			35	41,522
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22			495	481,125
Total System Services, Inc. 2.375%, 6/01/18			141	137,177
3.75%, 6/01/23			139	128,488

				1,637,161

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co. 5.25%, 10/01/14			307	316,803
5.75%, 12/15/16			155	172,680

				489,483

TRANSPORTATION– SERVICES–0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(c)			470	480,636
Ryder System, Inc. 5.85%, 11/01/16			127	140,690
7.20%, 9/01/15			127	139,417

				760,743

				17,652,355

FINANCIAL INSTITUTIONS–3.5%
BANKING–2.3%
ABN AMRO Bank NV 2.50%, 10/30/18(c)			485	482,671
Bank of America Corp. 5.875%, 2/07/42			259	296,216
7.375%, 5/15/14			150	153,733
Barclays Bank PLC 6.625%, 3/30/22(c)		EUR	160	259,057
BNP Paribas SA 5.186%, 6/29/15(c)	U.S.$		128	130,720
BPCE SA 5.70%, 10/22/23(c)			262	269,928
Citigroup, Inc. 3.375%, 3/01/23			420	399,216
Compass Bank 5.50%, 4/01/20			314	321,363
Countrywide Financial Corp. 6.25%, 5/15/16			92	101,522
Credit Suisse AG 6.50%, 8/08/23(c)			267	279,467

			Principal Amount (000)	U.S. $ Value

Danske Bank A/S Series E 5.684%, 2/15/17		GBP	182	$305,150
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	U.S.$		335	377,105
Series D 6.00%, 6/15/20			440	504,494
ING Bank NV 2.00%, 9/25/15(c)			480	484,734
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(c)		EUR	140	288,415
Macquarie Bank Ltd. 5.00%, 2/22/17(c)	U.S.$		90	97,600
Macquarie Group Ltd. 4.875%, 8/10/17(c)			194	208,901
Morgan Stanley Series G 5.50%, 7/24/20			350	391,440
Murray Street Investment Trust I 4.647%, 3/09/17			44	47,383
National Capital Trust II Delaware 5.486%, 3/23/15(c)			91	93,844
Nationwide Building Society 6.25%, 2/25/20(c)			465	532,178
PNC Bank NA 3.80%, 7/25/23			685	664,339
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)			190	198,075
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)			215	251,718
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(c)			185	188,700
Societe Generale SA 2.50%, 1/15/14(c)			245	245,113
SouthTrust Corp. 5.80%, 6/15/14			225	230,530
Standard Chartered PLC Series E 4.00%, 7/12/22(c)			470	476,110
UBS AG/Stamford CT 7.625%, 8/17/22			380	435,220
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)			230	244,714
Wachovia Bank NA 5.85%, 2/01/37			250	285,429

				9,245,085

BROKERAGE–0.1%
Nomura Holdings, Inc. 2.00%, 9/13/16			468	471,869

16

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

INSURANCE–0.8%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16	U.S.$	160	$183,680
American International Group, Inc.
4.875%, 6/01/22		155	166,597
6.40%, 12/15/20		300	354,558
Coventry Health Care, Inc. 5.95%, 3/15/17		90	101,753
6.125%, 1/15/15		40	42,241
6.30%, 8/15/14		275	284,660
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		95	98,695
5.125%, 4/15/22		180	196,058
5.50%, 3/30/20		242	271,998
Humana, Inc. 6.45%, 6/01/16		40	44,697
7.20%, 6/15/18		285	337,169
Lincoln National Corp. 8.75%, 7/01/19		98	126,141
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)		90	128,976
MetLife, Inc. 7.717%, 2/15/19		112	138,825
10.75%, 8/01/39		70	103,250
Prudential Financial, Inc. 5.625%, 6/15/43		200	196,000
XLIT Ltd. 5.25%, 9/15/14		135	139,145
6.375%, 11/15/24		157	179,949

			3,094,392

OTHER FINANCE–0.1%
ORIX Corp. 4.71%, 4/27/15		336	350,301

REITS–0.2%
ERP Operating LP 5.25%, 9/15/14		105	108,341
Health Care REIT, Inc. 5.25%, 1/15/22		505	538,146

			646,487

			13,808,134

UTILITY–0.9%
ELECTRIC–0.1%
CMS Energy Corp. 5.05%, 3/15/22		155	167,333
Constellation Energy Group, Inc. 5.15%, 12/01/20		89	94,705
Pacific Gas & Electric Co. 6.05%, 3/01/34		38	43,529
TECO Finance, Inc. 4.00%, 3/15/16		100	106,028
5.15%, 3/15/20		125	137,087

			548,682

NATURAL GAS–0.8%
DCP Midstream LLC 5.35%, 3/15/20(c)	U.S.$	137	$143,186
Energy Transfer Partners LP 7.50%, 7/01/38		295	346,119
Enterprise Products Operating LLC 5.20%, 9/01/20		185	205,790
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		679	671,470
3.95%, 9/01/22		424	413,171
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		490	481,778
TransCanada PipeLines Ltd. 6.35%, 5/15/67		120	123,265
Williams Cos., Inc. (The) 3.70%, 1/15/23		434	378,799
Williams Partners LP 5.25%, 3/15/20		298	325,855

			3,089,433

			3,638,115

NON CORPORATE SECTORS–0.2%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.2%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		286	255,450
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		290	319,725

			575,175

Total Corporates–Investment Grades (cost $34,371,412)			35,673,779

MORTGAGE PASS- THROUGHS–7.4%
AGENCY FIXED RATE 30-YEAR–6.0%
Federal Home Loan Mortgage Corp. Gold 4.00%, 1/01/44, TBA		855	878,045
4.50%, 10/01/39		1,839	1,948,525
Series 2005 5.50%, 1/01/35		470	514,646
Series 2007 5.50%, 7/01/35		49	54,075
Federal National Mortgage Association 3.00%, 11/01/42-8/01/43		2,894	2,751,145
3.50%, 1/01/44, TBA		7,350	7,301,192
4.00%, 1/01/44, TBA		3,103	3,193,636
4.50%, 8/01/40		536	567,694
4.50%, 1/25/44, TBA		1,095	1,160,229
5.00%, 12/01/39		304	332,199
5.00%, 1/25/44, TBA		790	857,952
Series 2004 5.50%, 2/01/34-11/01/34		177	195,270

17

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

Series 2005
4.50%, 8/01/35	U.S.$		122	$129,892
Series 2007 4.50%, 9/01/35			110	116,554
5.50%, 1/01/37-8/01/37			650	715,272
Series 2008 5.50%, 8/01/37			286	314,438
Series 2012
3.00%, 11/01/42			658	625,728
Series 2013
3.50%, 12/01/42			1,874	1,866,002

				23,522,494

AGENCY FIXED RATE 15-YEAR–1.1%
Federal National Mortgage Association 2.50%, 1/01/29, TBA			3,375	3,340,195
3.50%, 2/01/29, TBA			965	1,006,578

				4,346,773

AGENCY ARMS–0.3%
Federal Home Loan Mortgage Corp. 2.362%, 4/01/35(d)			708	753,685
Series 2008
2.469%, 11/01/37(f)			55	58,357
Federal National Mortgage Association 2.442%, 8/01/37(d)			280	299,437
Series 2007
2.376%, 3/01/34(f)			195	206,804

				1,318,283

Total Mortgage Pass-Throughs (cost $29,049,394)				29,187,550

ASSET-BACKED SECURITIES–4.4%
AUTOS–FIXED RATE–3.0%
Ally Master Owner Trust Series 2011-3, Class A2 1.81%, 5/15/16			775	778,527
Series 2013-1, Class A2 1.00%, 2/15/18			390	390,403
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A2
0.49%, 4/08/16			288	287,879
Series 2013-1, Class A2
0.49%, 6/08/16			276	275,864
Series 2013-3, Class A3
0.92%, 4/09/18			670	669,962
Series 2013-4, Class A3
0.96%, 4/09/18			275	275,416

Series 2013-5, Class A2A
0.65%, 3/08/17	U.S.$		186	$185,991
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16			570	571,834
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16			364	363,738
Carfinance Capital Auto Trust Series 2013-1A, Class A 1.65%, 7/17/17(c)			259	258,551
CarMax Auto Owner Trust Series 2012-3, Class A2 0.43%, 9/15/15			127	127,191
Exeter Automobile Receivables Trust
Series 2012-2A, Class A
1.30%, 6/15/17(c)			206	206,642
Series 2013-1A, Class A
1.29%, 10/16/17(c)			192	192,125
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17			386	385,797
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)			160	160,012
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)		CAD	164	154,765
Series 2013-R1A, Class A2
1.676%, 9/15/16(c)			341	321,245
Series 2013-R4A, Class A1
1.487%, 8/15/15(c)			221	207,637
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$		195	195,148
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18			155	153,284
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16			590	590,790
Series 2013-1, Class A1
0.85%, 1/15/18			279	278,955
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)			345	344,336
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)			126	126,539

18

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18	U.S.$	140	$142,188
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(c)		416	417,052
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		714	714,505
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		102	101,515
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15		146	146,105
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		457	457,996
Series 2012-6, Class A2
0.47%, 9/15/15		62	62,441
Series 2013-3, Class C
1.81%, 4/15/19		489	482,911
Series 2013-4, Class A3
1.11%, 12/15/17		540	542,547
Series 2013-5, Class A2A
0.64%, 4/17/17		286	285,932
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		169	169,551
Volkswagen Auto Loan Enhanced Trust Series 2011-1, Class A3 1.22%, 6/22/15		147	147,222
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		572	573,557

			11,746,153

OTHER ABS–FIXED RATE–0.5%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)		184	184,151
Series 2013-VT1, Class A3
1.13%, 7/20/20(c)		466	465,915
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		269	269,306
Series 2013-C, Class A2
0.63%, 1/17/17		378	377,707

Series 2013-D, Class A2
0.49%, 3/15/17	U.S.$	465	$465,077
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		98	98,480

			1,860,636

CREDIT CARDS–FLOATING Rate–0.3%
First National Master Note Trust Series 2013-2, Class A 0.697%, 10/15/19(d)		346	346,000
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.867%, 2/15/17(c)(d)		490	492,486
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.735%, 3/18/14(c)(d)		545	545,129

			1,383,615

CREDIT CARDS–FIXED RATE–0.3%
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		560	559,837
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		310	309,454
Series 2013-A, Class A
1.61%, 12/15/21		246	241,339

			1,110,630

AUTOS–FLOATING RATE–0.2%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.657%, 6/20/17(d)		790	792,117

HOME EQUITY LOANS–FLOATING RATE–0.1%
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.435%, 3/25/36(d)		413	279,922
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.765%, 5/25/33(d)		1	902

			280,824

HOME EQUITY LOANS–FIXED RATE–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		93	91,735

Total Asset-Backed Securities (cost $17,294,156)			17,265,710

19

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS– TREASURIES–4.1%
UNITED STATES–4.1%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	280	$221,856
3.125%, 2/15/43		670	573,688
3.625%, 8/15/43		1,195	1,128,528
4.625%, 2/15/40		3,835	4,331,153
5.375%, 2/15/31		5	6,127
U.S. Treasury Notes
0.75%, 6/30/17		775	766,826
0.875%, 11/30/16		890	892,851
1.00%, 3/31/17		2,790	2,796,105
1.25%, 10/31/18		1,115	1,093,136
1.50%, 12/31/18		835	825,606
1.625%, 11/15/22		955	862,036
1.75%, 10/31/20-5/15/22		2,015	1,904,004
2.00%, 11/15/21		645	615,622
2.50%, 8/15/23		305	292,895

Total Governments–Treasuries (cost $16,576,361)			16,310,433

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.1%
NON-AGENCY FIXED RATE CMBS–2.8%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		635	692,385
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)		495	470,171
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.383%, 4/15/40		81	81,744
Series 2006-C4, Class A1A 5.778%, 3/15/49		265	287,765
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.77%, 5/15/46		312	344,888
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		238	229,509
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class A3 5.791%, 6/15/38		602	655,869
Series 2006-C3, Class AJ 5.791%, 6/15/38		190	187,797
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		233	239,421

		Principal Amount (000)	U.S. $ Value

Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)	U.S.$	330	$324,630
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		62	62,604
Series 2013-KING, Class A 2.706%, 12/10/27(c)		510	501,488
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		533	540,329
Series 2005-CB11, Class A4 5.335%, 8/12/37		168	174,717
Series 2007-CB18, Class A1A 5.431%, 6/12/47		608	666,226
Series 2007-CB19, Class AM 5.706%, 2/12/49		175	187,854
Series 2007-LD12, Class AM 5.999%, 2/15/51		280	310,357
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		597	657,962
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		326	333,774
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.494%, 6/15/29		9	9,438
Series 2006-C1, Class A4 5.156%, 2/15/31		620	662,182
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		292	292,085
Series 2006-C2, Class A1A 5.739%, 8/12/43		322	353,309
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		611	666,566
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		480	475,173
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		86	81,809
Series 2012-C4, Class A5 2.85%, 12/10/45		168	156,498

20

AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.719%, 5/15/43	U.S.$		840	$919,211
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46			456	437,659

				11,003,420

NON-AGENCY FLOATING RATE CMBS–0.3%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(f)			150	159,915
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.868%, 12/05/31(c)(d)			250	248,675
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.018%, 11/08/29(c)(d)			505	502,942
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(c)(f)			276	257,874

				1,169,406

Total Commercial Mortgage-Backed Securities (cost $12,287,356)				12,172,826

CORPORATES–NON-INVESTMENT GRADES–1.3%
INDUSTRIAL–0.7%
BASIC–0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(c)			40	39,200

CAPITAL GOODS–0.2%
B/E Aerospace, Inc. 5.25%, 4/01/22			159	161,385
Ball Corp. 5.00%, 3/15/22			290	287,100
Sealed Air Corp. 5.25%, 4/01/23(c)			171	166,297

				614,782

COMMUNICATIONS–MEDIA–0.1%
DISH DBS Corp. 5.00%, 3/15/23			210	195,825
Sirius XM Holdings, Inc. 4.625%, 5/15/23(c)			215	194,575

				390,400

COMMUNICATIONS–TELECOMMUNICATIONS–0.1%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(c)			195	201,337
Sprint Corp. 7.875%, 9/15/23(c)			205	220,375

Telecom Italia Capital SA 6.00%, 9/30/34	U.S.$		65	$56,306
7.175%, 6/18/19			95	106,638

				584,656

CONSUMER CYCLICAL– AUTOMOTIVE–0.0%
Dana Holding Corp. 6.00%, 9/15/23			76	76,190

CONSUMER CYCLICAL–OTHER–0.1%
MCE Finance Ltd. 5.00%, 2/15/21(c)			210	205,275
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22			295	297,950

				503,225

CONSUMER NON-CYCLICAL–0.1%
HCA, Inc. 4.75%, 5/01/23			210	197,400

ENERGY–0.1%
Cimarex Energy Co. 5.875%, 5/01/22			145	153,338
Denbury Resources, Inc. 4.625%, 7/15/23			210	189,525

				342,863

				2,748,716

FINANCIAL INSTITUTIONS–0.6%
BANKING–0.5%
ABN AMRO Bank NV 4.31%, 3/10/16		EUR	90	123,132
Barclays Bank PLC 7.625%, 11/21/22	U.S.$		480	511,200
Citigroup, Inc. 5.95%, 1/30/23			278	257,247
HBOS Capital Funding LP 6.071%, 6/30/14(c)			194	193,273
LBG Capital No.1 PLC 8.00%, 6/15/20(c)			235	250,920
Societe Generale SA 4.196%, 1/26/15		EUR	102	140,322
5.922%, 4/05/17(c)	U.S.$		100	104,500
7.875%, 12/18/23(c)			200	201,500

				1,782,094

FINANCE–0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)			173	193,828
SLM Corp. 7.25%, 1/25/22			38	40,185
Series A
5.375%, 5/15/14			270	274,725

				508,738

				2,290,832

21

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

UTILITY–0.0%
NATURAL GAS–0.0%
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	U.S.$	60	$54,600

Total Corporates–Non- Investment Grades (cost $4,738,233)			5,094,148

AGENCIES–1.0%
AGENCY DEBENTURES–1.0%
Federal National Mortgage Association 6.25%, 5/15/29		740	927,696
6.625%, 11/15/30		2,277	2,961,871

Total Agencies (cost $3,588,040)			3,889,567

INFLATION-LINKED SECURITIES–1.0%
UNITED STATES–1.0%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $3,843,997)		3,756	3,857,094

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.7%
UNITED STATES–0.7%
Broward Cnty FL Arpt System Revenue (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/42		485	479,854
California GO 7.625%, 3/01/40		345	451,215
City Public Service Board of San Antonio 5.00%, 2/01/43		485	493,478
Contra Costa CA Community College District 5.00%, 8/01/38		485	501,776
Metropolitan Trnsp Auth NY Series 2013A 5.00%, 11/15/38		515	519,187
University of Massachusetts Building Authority Series 2013-1 5.00%, 11/01/39		485	504,255

Total Local Governments–Municipal Bonds (cost $2,845,364)			2,949,765

QUASI-SOVEREIGNS–0.7%
QUASI-SOVEREIGN BONDS–0.7%
CHINA – 0.1%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		480	473,081

INDONESIA–0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)	U.S.$	250	$240,625

KAZAKHSTAN–0.1%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		251	281,747

MALAYSIA–0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		460	504,183

MEXICO–0.1%
Petroleos Mexicanos 3.50%, 7/18/18		265	271,956

SOUTH KOREA–0.1%
Korea National Oil Corp. 3.125%, 4/03/17(c)		485	499,509

UNITED ARAB EMIRATES–0.1%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		465	489,994

Total Quasi-Sovereigns (cost $2,647,682)			2,761,095

COLLATERALIZED MORTGAGE OBLIGATIONS–0.6%
NON-AGENCY FLOATING RATE–0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.355%, 12/25/36(d)		435	249,016
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.415%, 3/25/35(d)		232	193,133
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.285%, 7/25/36(d)		326	243,528
Series 2006-AR27, Class 2A2
0.365%, 10/25/36(d)		348	294,217

			979,894

AGENCY FIXED RATE–0.2%
Federal Home Loan Mortgage Corp. Series 4119, Class LI 3.50%, 6/15/39(g)		1,701	330,773
Series 4182, Class DI 3.50%, 5/15/39(g)		1,590	283,423
Freddie Mac Strips Series 283, Class IO 3.50%, 10/15/27(g)		1,130	179,981

			794,177

22

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

NON-AGENCY FIXED RATE–0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.63%, 5/25/35	U.S.$	34	$32,389
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.738%, 2/25/47		339	272,290
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		281	238,209
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		4	4,281

			547,169

Total Collateralized Mortgage Obligations (cost $2,310,839)			2,321,240

EMERGING MARKETS– CORPORATE BONDS–0.2%
INDUSTRIAL–0.2%
CAPITAL GOODS–0.1%
Cemex SAB de CV 7.25%, 1/15/21(c)		200	206,172

COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 5/30/23(c)		200	184,481
VimpelCom Holdings BV 5.20%, 2/13/19(c)		200	199,954

			384,435

CONSUMER NON-CYCLICAL–0.0%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		195	181,350

ENERGY – 0.0%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(c)		100	89,667

Total Emerging Markets–Corporate Bonds (cost $894,541)			861,624

GOVERNMENTS–SOVEREIGN BONDS–0.2%
QATAR–0.1%
Qatar Government International Bond 4.50%, 1/20/22(c)	U.S.$	270	$285,795

RUSSIA–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(c)		222	258,267

TURKEY–0.0%
Turkey Government International Bond 4.875%, 4/16/43		275	210,512

Total Governments–Sovereign Bonds (cost $783,949)			754,574

	Shares
PREFERRED STOCKS–0.2%
FINANCIAL INSTITUTIONS–0.2%
BANKING–0.1%
Morgan Stanley 7.125%		15,000	392,100

INSURANCE–0.1%
Allstate Corp. (The) 5.10%		9,175	221,209

Total Preferred Stocks (cost $620,156)			613,309

WARRANTS–0.1%
CONSUMER STAPLES–0.0%
FOOD & STAPLES RETAILING–0.0%
Olam International Ltd., expiring 1/29/18(a)		72,151	18,038

FINANCIALS–0.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.1%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)		100,260	208,551

Total Warrants (cost $167,023)			226,589

	Principal Amount (000)
SHORT-TERM INVESTMENTS–5.5%
TIME DEPOSIT–4.5%
State Street Time Deposit 0.01%, 1/02/14 (cost $17,646,162)	U.S.$	17,646	17,646,162

23

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

			Principal Amount (000)	U.S. $ Value

GOVERNMENTS–TREASURIES–1.0%
JAPAN–1.0%
Japan Treasury Discount Bill Series 400 Zero Coupon, 1/14/14 Series 403	JPY		220,000		$2,089,033
Zero Coupon, 1/20/14			180,000		1,709,192

Total Governments–Treasuries (cost $3,941,184)					3,798,225

Total Short-Term Investments (cost $21,587,346)					21,444,387

Total Investments Before Security Lending Collateral for Securities Loaned–104.4% (cost $347,282,362)					409,676,929

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.7%
INVESTMENT COMPANIES–0.7%
AllianceBernstein Exchange Reserves–Class I, 0.07%(h) (cost $2,812,758)		2,812,758		$2,812,758

TOTAL INVESTMENTS–105.1% (cost $350,095,120)				412,489,687
Other assets less liabilities–(5.1)%				(19,912,960)

Net Assets–100.0%				$392,576,727

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	2	March 2014	$81,637	$85,513	$3,876
FTSE 100 Index Futures	1	March 2014	106,943	110,908	3,965
TOPIX Index Futures	1	March 2014	116,861	123,682	6,821

					$14,662

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	220,000	USD	2,169	1/14/14	$80,325
Barclays Bank PLC Wholesale	JPY	180,000	USD	1,775	1/21/14	65,726
Barclays Bank PLC Wholesale	GBP	516	USD	821	2/18/14	(33,501)
Barclays Bank PLC Wholesale	USD	408	CHF	371	2/18/14	8,405
Barclays Bank PLC Wholesale	USD	100	CNY	613	2/18/14	444
Barclays Bank PLC Wholesale	USD	531	JPY	52,310	2/18/14	(33,696)
Barclays Bank PLC Wholesale	JPY	45,601	USD	442	3/18/14	8,777
Barclays Bank PLC Wholesale	USD	905	SEK	5,914	3/18/14	13,328
BNP Paribas SA	USD	253	KRW	270,656	2/18/14	3,749
BNP Paribas SA	USD	869	NZD	1,045	2/18/14	(11,821)
Citibank, NA	NOK	2,298	USD	387	2/18/14	8,539
Citibank, NA	USD	2,279	SEK	14,570	2/18/14	(15,832)
Credit Suisse International	CHF	976	USD	1,099	2/18/14	4,848
Credit Suisse International	EUR	984	USD	1,324	2/18/14	(29,868)
Credit Suisse International	JPY	194,460	USD	1,961	2/18/14	113,594

24

AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	228	CHF	207	2/18/14	$4,441
Credit Suisse International	USD	523	NOK	3,214	2/18/14	6,347
Credit Suisse International	JPY	61,987	USD	613	3/18/14	23,782
Credit Suisse International	USD	483	NOK	2,973	3/18/14	5,858
Deutsche Bank AG London	JPY	257,988	USD	2,653	2/18/14	202,321
Goldman Sachs Bank USA	CAD	822	USD	770	1/16/14	(3,410)
Goldman Sachs Bank USA	CHF	442	USD	494	2/18/14	(1,389)
Goldman Sachs Bank USA	GBP	658	USD	1,059	2/18/14	(30,358)
Goldman Sachs Bank USA	JPY	34,768	USD	344	2/18/14	14,059
Goldman Sachs Bank USA	USD	1,405	AUD	1,494	2/18/14	(75,140)
Goldman Sachs Bank USA	USD	2,528	EUR	1,835	2/18/14	(3,846)
Goldman Sachs Bank USA	AUD	1,208	USD	1,068	3/18/14	(5,151)
HSBC Bank USA	USD	1,338	GBP	828	2/18/14	32,411
Royal Bank of Scotland PLC	EUR	562	USD	758	2/18/14	(14,983)
Royal Bank of Scotland PLC	SEK	3,826	USD	575	2/18/14	(18,896)
Royal Bank of Scotland PLC	USD	196	EUR	145	2/18/14	3,299
Royal Bank of Scotland PLC	CAD	1,284	USD	1,204	3/18/14	(2,337)
Royal Bank of Scotland PLC	USD	834	NZD	1,015	3/18/14	(3,380)
Standard Chartered Bank	CNY	4,989	USD	814	2/18/14	(3,171)
Standard Chartered Bank	EUR	486	USD	668	2/18/14	(658)
Standard Chartered Bank	HKD	31,031	USD	4,004	2/18/14	1,931
Standard Chartered Bank	KRW	1,613,462	USD	1,507	2/18/14	(24,959)
Standard Chartered Bank	USD	240	CNY	1,470	2/18/14	710
Standard Chartered Bank	USD	1,643	JPY	168,537	2/18/14	(41,978)
Standard Chartered Bank	USD	409	KRW	438,974	2/18/14	7,956
Standard Chartered Bank	USD	449	SGD	559	2/18/14	(6,088)
Standard Chartered Bank	EUR	668	USD	918	3/18/14	(900)
Standard Chartered Bank	USD	748	JPY	76,730	3/18/14	(19,104)
State Street Bank & Trust Co.	USD	51	CAD	54	1/16/14	(45)
State Street Bank & Trust Co.	GBP	188	USD	305	1/30/14	(5,737)
State Street Bank & Trust Co.	AUD	736	USD	687	2/18/14	32,498
State Street Bank & Trust Co.	AUD	464	USD	412	2/18/14	(1,283)
State Street Bank & Trust Co.	CHF	444	USD	486	2/18/14	(12,400)
State Street Bank & Trust Co.	EUR	355	USD	479	2/18/14	(9,345)
State Street Bank & Trust Co.	GBP	170	USD	273	2/18/14	(8,632)
State Street Bank & Trust Co.	NOK	1,941	USD	322	2/18/14	2,822
State Street Bank & Trust Co.	NOK	1,276	USD	208	2/18/14	(2,037)
State Street Bank & Trust Co.	SEK	3,346	USD	505	2/18/14	(15,052)
State Street Bank & Trust Co.	SGD	203	USD	163	2/18/14	2,015
State Street Bank & Trust Co.	USD	657	AUD	719	2/18/14	(16,774)
State Street Bank & Trust Co.	USD	1,773	CHF	1,629	2/18/14	54,160
State Street Bank & Trust Co.	USD	1,705	EUR	1,275	2/18/14	48,608
State Street Bank & Trust Co.	USD	1,210	GBP	749	2/18/14	29,805
State Street Bank & Trust Co.	USD	397	HKD	3,079	2/18/14	3
State Street Bank & Trust Co.	USD	1,440	HKD	11,161	2/18/14	(457)
State Street Bank & Trust Co.	USD	658	JPY	65,933	2/18/14	(32,176)
State Street Bank & Trust Co.	USD	451	NOK	2,768	2/18/14	5,273
State Street Bank & Trust Co.	USD	405	NOK	2,455	2/18/14	(1,128)
State Street Bank & Trust Co.	USD	197	NZD	241	2/18/14	955
State Street Bank & Trust Co.	USD	485	NZD	588	2/18/14	(3,393)

25

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	1,459	SEK	9,574	2/18/14	$27,871
State Street Bank & Trust Co.	GBP	66	USD	107	3/18/14	(1,907)
State Street Bank & Trust Co.	NZD	279	USD	229	3/18/14	823
State Street Bank & Trust Co.	USD	417	EUR	304	3/18/14	927
UBS AG	EUR	603	USD	829	1/30/14	(399)
UBS AG	GBP	450	USD	717	2/18/14	(28,212)
UBS AG	NZD	1,127	USD	926	2/18/14	1,678
UBS AG	USD	698	AUD	773	3/18/14	(10,977)

						$287,868

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Agent/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	0.47%	$2,900	$(252,243)	$(116,063)	$(136,180)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
BNP Paribas SA:
Anadarko Petroleum Corp. 5.95%, 9/15/16, 9/20/17*	1.00%	3.03%	$530	$10,384	$(13,345)	$23,729

*	Termination date

26

AllianceBernstein Variable Products Series Fund

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,970	1/30/17	1.059%	3 Month LIBOR	$(17,099)
JPMorgan Chase Bank, NA	2,200	2/07/22	2.043%	3 Month LIBOR	99,005

					$81,906

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate market value of these securities amounted to $24,189,254 or 6.2% of net assets.

(d)	Floating Rate Security. Stated interest rate was in effect at December 31, 2013.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2013.

(f)	Variable rate coupon, rate shown as of December 31, 2013.

(g)	IO - Interest Only

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ADR—American Depositary Receipt

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FTSE—Financial Times Stock Exchange

GO—General Obligation

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

REIT—Real Estate Investment Trust

TBA—To Be Announced

TOPIX—Tokyo Price Index

See notes to financial statements.

27

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value Unaffiliated issuers (cost $347,282,362)	$409,676,929	(a)
Affiliated issuers (cost $2,812,758—investment of cash collateral for securities loaned)	2,812,758
Cash	287,152	(b)(c)
Foreign currencies, at value (cost $490,173)	488,607
Interest and dividends receivable	1,388,089
Receivable for investment securities sold and foreign currency transactions	1,262,849
Unrealized appreciation of forward currency exchange contracts	818,288
Unrealized appreciation on interest rate swaps	99,005
Unrealized appreciation on credit default swaps	23,729
Receivable for capital stock sold	22,726
Receivable for variation margin on futures	53

Total assets	416,880,185

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	20,056,050
Payable for collateral received on securities loaned	2,812,758
Unrealized depreciation of forward currency exchange contracts	530,420
Payable for capital stock redeemed	330,389
Advisory fee payable	175,484
Upfront premium received on centrally cleared credit default swaps	116,063
Distribution fee payable	71,367
Unrealized depreciation on interest rate swaps	17,099
Administrative fee payable	14,445
Upfront premium received on credit default swaps	13,345
Payable for variation margin on centrally cleared credit default swaps	8,353
Transfer Agent fee payable	112
Accrued expenses	157,573

Total liabilities	24,303,458

NET ASSETS	$392,576,727

COMPOSITION OF NET ASSETS
Capital stock, at par	$28,739
Additional paid-in capital	269,118,057
Undistributed net investment income	8,255,542
Accumulated net realized gain on investment and foreign currency transactions	52,505,140
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	62,669,249

	$392,576,727

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$41,221,518	2,992,828	$13.77
B	$351,355,209	25,745,977	$13.65

(a)	Includes securities on loan with a value of $2,530,271 (see Note E).

(b)	An amount of $15,927 has been segregated to collateralize margin requirements for open futures outstanding at December 31, 2013.

(c)	An amount of $93,360 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at December 31, 2013.

See notes to financial statements.

28

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $241,106)	$7,199,895
Affiliated issuers	3,147
Interest	5,677,120
Securities lending income	79,768

	$12,959,930

EXPENSES
Advisory fee (see Note B)	2,977,291
Distribution fee—Class B	1,249,284
Transfer agency—Class A	719
Transfer agency—Class B	8,159
Custodian	300,050
Audit	56,378
Administrative	55,156
Legal	44,099
Printing	42,425
Directors’ fees	4,539
Miscellaneous	47,760

Total expenses	4,785,860

Net investment income	8,174,070

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	68,452,183	(a)
Futures	61,313
Swaps	(45,060)
Foreign currency transactions	851,589
Net change in unrealized appreciation/depreciation of:
Investments	4,368,124	(b)
Futures	5,920
Swaps	70,490
Foreign currency denominated assets and liabilities	(590,782)

Net gain on investment and foreign currency transactions	73,173,777

NET INCREASE IN NET ASSETS FROM OPERATIONS	$81,347,847

(a)	Net of foreign capital gains taxes of $5,684.

(b)	Net of decrease in accrued foreign capital gains taxes of $1,157.

See notes to financial statements.

29

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$8,174,070	$9,337,388
Net realized gain on investment and foreign currency transactions	69,320,025	19,738,955
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	3,853,752	40,255,467

Net increase in net assets from operations	81,347,847	69,331,810
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,021,098)	(924,872)
Class B	(11,602,037)	(9,652,511)
CAPITAL STOCK TRANSACTIONS
Net decrease	(226,090,311)	(47,254,527)

Total increase (decrease)	(157,365,599)	11,499,900
NET ASSETS
Beginning of period	549,942,326	538,442,426

End of period (including undistributed net investment income of $8,255,542 and $8,736,115, respectively)	$392,576,727	$549,942,326

See notes to financial statements.

30

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

31

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

32

AllianceBernstein Variable Products Series Fund

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$27,672,307		$13,570,045		$–0	–	$41,242,352
Consumer Discretionary	27,146,762		10,995,072		–0	–	38,141,834
Information Technology	27,724,720		3,231,844		–0	–	30,956,564
Health Care	23,575,918		4,868,103		–0	–	28,444,021
Industrials	17,496,798		10,441,711		–0	–	27,938,509
Consumer Staples	10,077,741		8,706,525		–0	–	18,784,266
Energy	15,917,918		2,767,749		–0	–	18,685,667
Equity: Other	6,104,940		10,310,088		–0	–	16,415,028
Retail	3,635,365		3,527,444		–0	–	7,162,809
Materials	2,216,120		4,121,242		–0	–	6,337,362
Residential	2,910,444		2,613,603		–0	–	5,524,047
Telecommunication Services	2,437,498		2,049,031		–0	–	4,486,529
Office	2,425,336		1,624,693		–0	–	4,050,029
Utilities	2,668,855		950,382		–0	–	3,619,237
Lodging	1,652,101		202,173		–0	–	1,854,274
Mortgage	650,711		–0	–	–0	–	650,711
Corporates—Investment Grades	–0	–	35,673,779		–0	–	35,673,779
Mortgage Pass-Throughs	–0	–	29,187,550		–0	–	29,187,550
Asset-Backed Securities	–0	–	15,032,515		2,233,195		17,265,710
Governments—Treasuries	–0	–	16,310,433		–0	–	16,310,433
Commercial Mortgage-Backed Securities	–0	–	11,326,903		845,923		12,172,826
Corporates—Non-Investment Grades	–0	–	5,094,148		–0	–	5,094,148
Agencies	–0	–	3,889,567		–0	–	3,889,567
Inflation-Linked Securities	–0	–	3,857,094		–0	–	3,857,094
Local Governments—Municipal Bonds	–0	–	2,949,765		–0	–	2,949,765
Quasi-Sovereigns	–0	–	2,761,095		–0	–	2,761,095
Collateralized Mortgage Obligations	–0	–	794,177		1,527,063		2,321,240
Emerging Markets—Corporate Bonds	–0	–	861,624		–0	–	861,624
Governments—Sovereign Bonds	–0	–	754,574		–0	–	754,574
Preferred Stocks	613,309		–0	–	–0	–	613,309
Warrants	18,038		208,551		–0	–	226,589
Short-Term Investments:
Time Deposits	–0	–	17,646,162		–0	–	17,646,162
Government—Treasuries	–0	–	3,798,225		–0	–	3,798,225
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,812,758		–0	–	–0	–	2,812,758

Total Investments in Securities	177,757,639		230,125,867		4,606,181		412,489,687

33

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets:
Futures	$–0	–	$14,662	$–0	–	$14,662	#
Forward Currency Exchange Contracts	–0	–	818,288	–0	–	818,288
Credit Default Swaps	–0	–	23,729	–0	–	23,729
Interest Rate Swaps	–0	–	99,005	–0	–	99,005
Liabilities:
Forward Currency Exchange Contracts	–0	–	(530,420)	–0	–	(530,420)
Centrally Cleared Credit Default Swaps	–0	–	(136,180)	–0	–	(136,180	)#
Interest Rate Swaps	–0	–	(17,099)	–0	–	(17,099)

Total+	$177,757,639		$230,397,852	$4,606,181		$412,761,672

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange traded derivatives reported in the portfolio of investments.

+	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stock - Residential		Asset-Backed Securities		Commercial Mortgage- Backed Securities
Balance as of 12/31/12	$297,587		$1,397,999		$1,601,699
Accrued discounts/(premiums)	–0	–	4,444		4,155
Realized gain (loss)	–0	–	11,643		72,412
Change in unrealized appreciation/depreciation	–0	–	(14,632)		(72,574)
Purchases	–0	–	1,605,996		547,879
Sales	–0	–	(772,255)		(1,307,648)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	(297,587)		–0	–	–0	–

Balance as of 12/31/13	$–0–		$2,233,195		$845,923

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13*	$–0–		$(11,308)		$(14,211)

	Collateralized Mortgage Obligation		Rights^		Total
Balance as of 12/31/12	$60,916		$–0	–	$3,358,201
Accrued discounts/(premiums)	10,008		–0	–	18,607
Realized gain (loss)	7,533		–0	–	91,588
Change in unrealized appreciation/depreciation	(63,729)		–0	–	(150,935)
Purchases	1,660,677		–0	–	3,814,552
Sales	(148,342)		–0	–	(2,228,245)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	(297,587)

Balance as of 12/31/13	$1,527,063		$–0	–	$4,606,181	+

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13*	$(63,729)		$–0	–	$(89,248)

^	The Portfolio held rights with zero market value that were exercised during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

34

AllianceBernstein Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at December 31, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/13	Valuation Technique	Unobservable Input	Range/ Weighted Average
Asset-Backed Securities	$2,233,195	Third Party Vendor	Evaluated Quotes	$67.83-$100.26 / $95.98
Commercial Mortgage-Backed Securities	$ 845,923	Third Party Vendor	Evaluated Quotes	$98.84-$110.84 / $106.65
Collateralized Mortgage Obligations	$1,527,063	Third Party Vendor	Evaluated Quotes	$57.26-$99.96 / $77.89

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

35

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $55,156.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $477,345, of which $676 and $60, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

36

AllianceBernstein Variable Products Series Fund

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$269,873,732	$450,603,086
U.S. government securities	338,239,515	358,291,895

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$356,488,176

Gross unrealized appreciation	$67,224,870
Gross unrealized depreciation	(11,223,359)

Net unrealized appreciation	$56,001,511

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

37

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

During the year ended December 31, 2013, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2013, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

38

AllianceBernstein Variable Products Series Fund

the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2013, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2013, the Portfolio held credit default swaps for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

39

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

At December 31, 2013, the Portfolio had a Sale Contract outstanding with a Maximum Payout Amount of $530,000, with net unrealized appreciation of $23,729, and a term of less than 4 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2013, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $272,996. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, $272,996 would be required to be posted by the Portfolio.

At December 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$14,662	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	818,288		Unrealized depreciation of forward currency exchange contracts	$530,420
Interest rate contracts	Unrealized appreciation on interest rate swaps	99,005		Unrealized depreciation on interest rate swaps	17,099
Credit contracts	Unrealized appreciation on credit default swaps	23,729
Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	136,180	*

Total		$955,684			$683,699

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

40

AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the year ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$61,313	$5,920
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	889,539	(586,061)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(53,641)	209,774
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	8,581	(139,284)

Total		$905,792	$(509,651)

The following table represents the volume of the Portfolio’s derivative transactions during the year ended

December 31, 2013:

Futures:
Average original value of buy contracts	$251,234
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$35,584,420
Average principal amount of sale contracts	$44,280,853
Interest Rate Swaps:
Average notional amount	$4,170,000
Credit Default Swaps:
Average notional amount of sale contracts	$585,385
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,900,000	(a)

(a)	Positions were open for three months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$177,005	$(67,197)		$–0	–	$–0	–	$109,808
BNP Paribas SA	14,133	(11,821)		–0	–	–0	–	2,312
Citibank, NA	8,539	(8,539)		–0	–	–0	–	–0	–
Credit Suisse International	158,870	(29,868)		–0	–	–0	–	129,002
Deutsche Bank AG London	202,321	–0	–	–0	–	–0	–	202,321

41

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received	Securities Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Goldman Sachs Co.*	$53	$–0	–	$–0	–	$–0	–	$53
Goldman Sachs Capital Markets LP	14,059	(14,059)	–0	–	–0	–	–0	–
HSBC Bank USA	32,411	–0	–	–0	–	–0	–	32,411
JPMorgan Chase Bank, NA	99,005	(17,099)	–0	–	–0	–	81,906
Royal Bank of Scotland PLC	3,299	(3,299)	–0	–	–0	–	–0	–
Standard Chartered Bank	10,597	(10,597)	–0	–	–0	–	–0	–
State Street Bank & Trust Co.	205,760	(110,366)	–0	–	–0	–	95,394
UBS AG	1,678	(1,678)	–0	–	–0	–	–0	–

Total	$927,730	$(274,523)	$–0	–	$–0	–	$653,207

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset	Cash Collateral Pledged	Securities Collateral Pledged	Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$67,197	$(67,197)	$–0	–	$–0	–	$–0	–
BNP Paribas SA	11,821	(11,821)	–0	–	–0	–	–0	–
Citibank, NA	15,832	(8,539)	–0	–	–0	–	7,293
Credit Suisse International	29,868	(29,868)	–0	–	–0	–	–0	–
Exchange-Traded Morgan Stanley & Co. LLC/(INTRCONX)*	8,353	–0	–	(8,353)	–0	–	–0	–
Goldman Sachs Bank USA	119,294	(14,059)	–0	–	–0	–	105,235
JPMorgan Chase Bank, NA	17,099	(17,099)	–0	–	–0	–	–0	–
Royal Bank of Scotland PLC	39,596	(3,299)	–0	–	–0	–	36,297
Standard Chartered Bank	96,858	(10,597)	–0	–	–0	–	86,261
State Street Bank & Trust Co.	110,366	(110,366)	–0	–	–0	–	–0	–
UBS AG	39,588	(1,678)	–0	–	–0	–	37,910

Total	$555,872	$(274,523)	$(8,353)	$–0	–	$272,996

*	In addition to the amounts reflected above, cash collateral has been posted for initial margin requirements for open futures and centrally cleared swaps outstanding at December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may

42

AllianceBernstein Variable Products Series Fund

enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2013, the Portfolio earned drop income of $584,976 which is included in interest income in the accompanying statement of operations.

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $2,530,271 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,812,758. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $79,768 and $3,147 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$5,278	$72,447	$74,912	$2,813

43

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	80,998	59,264	$1,056,312	$696,079
Shares issued in reinvestment of dividends	79,898	80,006	1,021,098	924,871
Shares redeemed	(616,652)	(1,774,706)	(7,969,589)	(20,596,189)

Net decrease	(455,756)	(1,635,436)	$(5,892,179)	$(18,975,239)

Class B
Shares sold	4,378,738	3,910,605	$56,132,152	$45,197,855
Shares issued in reinvestment of dividends	914,987	841,544	11,602,037	9,652,511
Shares redeemed	(21,843,744)	(7,177,099)	(287,932,321)	(83,129,654)

Net decrease	(16,550,019)	(2,424,950)	$(220,198,132)	$(28,279,288)

NOTE G : Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in con-

44

AllianceBernstein Variable Products Series Fund

nection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$12,623,135	$10,577,383

Total taxable distributions paid	$12,623,135	$10,577,383

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$12,697,868
Undistributed capital gains	54,486,946
Accumulated capital and other losses	–0	–(a)
Unrealized appreciation/(depreciation)	56,245,116	(b)

Total accumulated earnings/(deficit)	$123,429,930

(a)	During the fiscal year ended December 31, 2013, the Portfolio utilized $8,325,654 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, the tax treatment of swaps and passive foreign investment companies (PFICs), paydown gain/loss reclassification, the tax treatment of partnership investments, and return of capital distributions received from underlying securities resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

45

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$12.12	$10.90	$11.48	$10.66		$8.63

Income From Investment Operations
Net investment income (a)	.23	.22	.23	.23		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	1.25	(.53)	.88		1.89

Net increase (decrease) in net asset value from operations	1.97	1.47	(.30)	1.11		2.13

Less: Dividends
Dividends from net investment income	(.32)	(.25)	(.28)	(.29)		(.10)

Net asset value, end of period	$13.77	$12.12	$10.90	$11.48		$10.66

Total Return
Total investment return based on net asset value (b)	16.49%	13.63%	(2.81)%*	10.61	%*	24.88%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,222	$41,801	$55,395	$68,914		$73,120
Ratio to average net assets of:
Expenses	.65%	.65%	.66%	.68	%+	.69%
Net investment income	1.76%	1.91%	2.03%	2.14	%+	2.66%
Portfolio turnover rate**	117%	90%	94%	101%		85%

See footnote summary on page 47.

46

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$12.01	$10.80	$11.38	$10.58		$8.58

Income From Investment Operations
Net investment income (a)	.19	.19	.20	.20		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74	1.24	(.53)	.87		1.86

Net increase (decrease) in net asset value from operations	1.93	1.43	(.33)	1.07		2.08

Less: Dividends
Dividends from net investment income	(.29)	(.22)	(.25)	(.27)		(.08)

Net asset value, end of period	$13.65	$12.01	$10.80	$11.38		$10.58

Total Return
Total investment return based on net asset value (b)	16.27%	13.38%	(3.06)%*	10.30	%*	24.45%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$351,355	$508,141	$483,047	$518,572		$458,669
Ratio to average net assets of:
Expenses	.90%	.90%	.91%	.93	%+	.95%
Net investment income	1.49%	1.67%	1.78%	1.89	%+	2.36%
Portfolio turnover rate**	117%	90%	94%	101%		85%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2011, December 31, 2010 and December 31, 2009 by 0.02%, 0.03% and 0.06%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

48

2013 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 27.27% of dividends paid qualify for the dividends received deduction.

49

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Daniel J. Loewy(2), Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments reside with Messrs. Daniel J. Loewy, Christopher H. Nikolich, Patrick J. Rudden and Vadim Zlotnikov.

50

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

51

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 to 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

52

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

53

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Christopher H. Nikolich 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Patrick J. Rudden 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Vadim Zlotnikov 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

54

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on August 6-8, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds

55

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Stock Index, the Barclays Capital (BC) U.S. Aggregate Bond Index and the Portfolio’s composite benchmark (60% S&P 500 Stock Index/40% BC U.S. Aggregate Bond Index), in each case for the 1-, 3- and 5-year periods ended May 31, 2013 and (in the case of comparisons with the indices) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the 4th quintile of the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period. The Portfolio lagged the S&P 500 Index in all periods. It outperformed the BC U.S. Aggregate Bond Index in the 1- and 3-year periods and the period since inception, but lagged it in the 5-year period. It outperformed its composite benchmark in the 1-year period but lagged it in all other periods. Based on their review, the directors concluded that the Portfolio’s recent performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in equity and debt securities. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a somewhat similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the

56

AllianceBernstein Variable Products Series Fund

Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 1 basis point in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was close to the Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund.

The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

57

BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Portfolio	Net Assets 06/30/13 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Category
Balanced Wealth Strategy Portfolio	$554.6	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	Balanced

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,528 (0.008% of the Portfolio’s average daily net assets) for providing such services.

1	The information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Directors on August 6-8, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. All share classes of the Portfolio were operating below their expense caps during the most recently completed fiscal year. Accordingly, the expense limitation was of no effect. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/12)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.65% 0.90%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 However, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

The Adviser manages The AllianceBernstein Portfolios—Balanced Wealth Strategy (“TAP—Balanced Wealth Strategy”), a retail mutual fund which has a substantially similar investment style as the Portfolio5 The Adviser also manages

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

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BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

AllianceBernstein Global Risk Allocation Fund, Inc. (“Global Risk Allocation Fund, Inc.”), a retail mutual fund in the Balanced category. The advisory fee schedules of TAP – Balanced Wealth Strategy and Global Risk Allocation Fund, Inc. are shown in the table below6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Balanced Wealth Strategy Portfolio	TAP—Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

	Global Risk Allocation Fund, Inc[7]	0.60% on first $200 million 0.50% on next $200 million 0.40% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services, but not for distribution services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[8]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s contractual management fee10 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”)11.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper EG Median (%)	Lipper EG Rank
Balanced Wealth Strategy Portfolio	0.550	0.550	6/13

6	There was no change to the advisory fee schedule of AllianceBernstein Global Risk Allocation Fund, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category.

7	Prior to October 8, 2012, AllianceBernstein Global Risk Allocation Fund, Inc. was known as AllianceBernstein Balanced Shares, Inc. and had a different investment strategy that was similar to the Portfolio. The advisory fee schedule of the retail mutual fund was not affected by the NYAG settlement since the retail mutual fund had lower breakpoints than that of the NYAG related category

8	This ITM is privately placed or institutional.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

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AllianceBernstein Variable Products Series Fund

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.13

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Balanced Wealth Strategy Portfolio	0.650	0.711	5/13	0.712	12/28

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $1,266,577 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2011, the Adviser incurred distribution expenses in the amount of $2,982,355 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A total expense ratio.

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BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2012.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

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AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3 and 5 year net performance returns and rankings19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2013.21

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Balanced Wealth Strategy Portfolio
1 year	18.20	18.15	18.29	6/13	15/28
3 year	10.18	10.76	11.10	9/11	19/26
5 year	3.26	5.08	5.27	8/11	20/24

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 201322.

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Balanced Wealth Strategy Portfolio	18.20	10.18	3.26	5.25
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	16.12	12.11	5.91	6.42
S&P 500 Stock Index	27.28	16.87	5.43	6.38
Barclays Capital U.S. Aggregate Bond Index	0.91	4.59	5.50	5.18
Inception Date: July 1, 2004

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated:

19	The performance rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolio shown were provided by Lipper.

20	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

63

VPS-BW-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Dynamic Asset Allocation Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

DYNAMIC ASSET ALLOCATION
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with what AllianceBernstein L.P (the “Adviser”) determines to be reasonable risk. The Portfolio invests in a globally diversified portfolio of equity and debt securities, including exchange-traded funds (“ETFs”), and other financial instruments, and expects to enter into derivatives transactions, such as options, futures, forwards, or swap agreements to achieve market exposure. The Portfolio’s neutral weighting, from which it will make its tactical asset allocations, is 60% equity exposure and 40% debt exposure. Within these broad components, the Portfolio may invest in any type of security, including common and preferred stocks, warrants and convertible securities, government and corporate fixed-income securities, commodities, currencies, real estate-related securities and inflation-protected securities. The Portfolio may invest in U.S., non-U.S. and emerging market issuers. The Portfolio may invest in securities of companies across the capitalization spectrum, including smaller capitalization companies. The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio is expected to be highly diversified across industries, sectors and countries, and will choose its positions from several market indices worldwide in a manner that is intended to track the performance (before fees and expenses) of those indices.

The Adviser will continuously monitor the risks presented by the Portfolio’s asset allocation and may make frequent adjustments to the Portfolio’s exposures to different asset classes. Using its proprietary Dynamic Asset Allocation techniques, the Adviser will adjust the Portfolio’s exposure to the equity and debt markets, and to segments within those markets, in response to the Adviser’s assessment of the relative risks and returns of those segments. For example, when the Adviser determines that equity market volatility is particularly low and that, therefore, the equity markets present reasonable return opportunities, the Adviser may increase the Portfolio’s equity exposure to as much as 80%. Conversely, when the Adviser determines that the risks in the equity markets are disproportionately greater than the potential returns offered, the Adviser may reduce the Portfolio’s equity exposure significantly below the target percentage or may even decide to eliminate equity exposure altogether by increasing the Portfolio’s fixed-income exposure to 100%. This investment strategy is intended to reduce the Portfolio’s overall investment risk, but may at times result in the Portfolio underperforming the markets.

The Portfolio expects to utilize derivatives and to invest in ETFs to a significant extent. Derivatives and ETFs may provide more efficient and economical exposure to market segments than direct investments, and the Portfolio’s market exposures may at times be achieved almost entirely through the use of derivatives or through the investments in ETFs. Derivatives transactions and ETFs may also be a quicker and more efficient way to alter the Portfolio’s exposure than buying and selling direct investments. As a result, the Adviser expects to use derivatives as one of the primary tools for adjusting the Portfolio’s exposure levels from its neutral weighting. The Adviser also expects to use direct investments and ETFs to adjust the Portfolio’s exposure levels. In determining when and to what extent to enter into derivatives transactions or to invest in ETFs, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives and ETFs in making its assessment of the Portfolio’s risks.

Currency exchange rate fluctuations can have a dramatic impact on returns, significantly adding to returns in some years and greatly diminishing them in others. To the extent that the Portfolio invests in non-U.S. dollar-denominated investments, the Adviser will integrate the risks of foreign currency exposures into its investment and asset allocation decision making. The Adviser may seek to hedge all or a portion of the currency exposure resulting from the Portfolio’s investments or decide not to hedge this exposure. The Adviser may also seek investment opportunities through currencies and currency-related derivatives.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, its secondary benchmark, the Barclays U.S. Treasury Index and its blended benchmark, a 60% / 40% blend of the MSCI World Index and the Barclays U.S. Treasury Index, respectively, for the one-year period ended December 31, 2013, and since the Portfolio’s inception on April 1, 2011.

All share classes of the Portfolio underperformed the primary and blended benchmarks for the annual period, and outperformed the secondary benchmark. Throughout the reporting period, the Portfolio was overweight in risk

AllianceBernstein Variable Products Series Fund

assets with global equity and global real estate investment trusts (“REITs”) holdings all in excess of benchmark weights; although the degree and composition of the overweight varied as market conditions changed. The Portfolio’s overweight to equities and underweight to fixed income added to performance. Holdings in REITs and emerging equities detracted as these areas materially lagged developed-market equities.

Derivatives used during the period included futures, forwards, total return swaps and purchased and written options for hedging and investment purposes, as well as credit default swaps for investment purposes. Swaptions and interest rate swaps were used for hedging purposes. Futures, forwards, swaptions, credit default swaps and total return swaps added to performance while purchased and written options and interest rate swaps detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

2013 was a banner year for U.S. stocks, with returns for the S&P 500 Index topping 30%. Developed international markets were up more than 20%, and emerging markets posted a small loss for the year. Bond returns were modestly negative, as yields on 10-year Treasuries rose by a full percentage or more over the year from extremely low levels, driving prices down. The U.S. stock market reacted to generally positive economic news, which included stronger consumer and business spending and was further propelled by accommodative monetary policy. By contrast, emerging-market equities were held back by concerns around domestic economic growth and falling commodity prices which hurt local producers. The Portfolio’s overweight to risk assets was supported by the Team’s view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. The Portfolio maintained a modest allocation to emerging market equities and REITs for diversification, and remained underweight bonds through most of the year.

In December, the Federal Reserve (the “Fed”) announced a carefully paced reduction in the massive bond-buying it has conducted during the third phase of its quantitative easing program (QE3). The markets and the U.S. economy appeared to be generally ready for the news, as bond yields had risen since May 2013, when the Fed first broached the subject. Furthermore, the Fed has indicated that it is unlikely to raise short-term rates before 2015. Even after the Fed’s announcement, some macroeconomic uncertainty still overhangs the markets. The compromise that was reached on the federal budget has moved U.S. Congress beyond the crisis-driven budget process that prevailed in the recent past, but in the view of the Dynamic Asset Allocation Team this will only modestly reduce the deficit, and it does not address the debt-ceiling issue that may reemerge early in 2014.

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI World Index and the unmanaged Barclays U.S. Treasury Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Barclays U.S. Treasury Index represents the performance of U.S. Treasuries within the U.S. government fixed income market. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolio’s investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically adjusted to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Foreign (Non-U.S.) Risk: The Portfolio’s investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

ETF Risk: ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Liquidity Risk: Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

(Disclosures, Risks and Note about Historical Performance continued on next page)

DYNAMIC ASSET ALLOCATION PORTFOLIO
DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Real Estate Risk: The Portfolio’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

DYNAMIC ASSET ALLOCATION PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	Since Inception*
AllianceBernstein Dynamic Asset Allocation Portfolio Class A	12.31%	6.37%
AllianceBernstein Dynamic Asset Allocation Portfolio Class B	12.04%	6.12%
Primary Benchmark: MSCI World Index	26.68%	10.49%
Secondary Benchmark: Barclays U.S. Treasury Index	-2.75%	3.22%
Blended Benchmark: 60% MSCI World Index / 40% Barclays U.S. Treasury Index	14.13%	7.86%
* Average annual total returns: inception date: 4/1/2011.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.24% and 1.31% for Class A and Class B, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85% and 1.10% for Class A and Class B, respectively, excluding any acquired fund fees and expenses. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN DYNAMIC ASSET ALLOCATION PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

4/1/2011* – 12/31/13 (unaudited)

*	Since inception of the Portfolio’s Class A shares on 4/1/2011.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Dynamic Asset Allocation Portfolio Class A shares (from 4/1/2011* to 12/31/13) as compared to the performance of the Portfolio to its primary, secondary and blended benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

DYNAMIC ASSET ALLOCATION PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,085.90	$4.47	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$1,084.20	$5.78	1.10%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DYNAMIC ASSET ALLOCATION PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$89,840,119	23.1%
iShares Core MSCI Emerging Markets ETF	12,201,457	3.1
Vanguard REIT ETF	8,031,264	2.1
SPDR S&P 500 ETF Trust	5,507,783	1.4
iShares MSCI EAFE ETF	2,691,587	0.7
Apple, Inc.	1,858,957	0.5
Exxon Mobil Corp.	1,622,944	0.4
Google, Inc.—Class A	1,153,211	0.3
Nestle SA	1,055,376	0.3
Microsoft Corp.	1,043,548	0.3

	$125,006,246	32.2%

PORTFOLIO BREAKDOWN**

December 31, 2013 (unaudited)

ASSET CLASSES	CURRENT ALLOCATION
Equities
U.S. Large Cap	23.5%
International Large Cap	25.4
U.S. Mid-Cap	2.8
U.S. Small-Cap	2.7
Emerging Market Equities	5.0
Real Estate Equities	4.9

Sub-total	64.3

Fixed Income
U.S. Bonds	33.6

Cash	2.1

Total	100.0%

SECURITY TYPE BREAKDOWN†

December 31, 2013 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$119,639,731	31.4%
Governments—Treasuries	89,840,119	23.6
Investment Companies	28,432,091	7.4
Options Purchased—Puts	275,109	0.1
Rights	2,607	0.0
Short-Term Investments	143,077,599	37.5

Total Investments	$381,267,256	100.0%

*	Long-term investments.

**	All data are as of December 31, 2013. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

†	The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–30.8%

FINANCIALS–6.4%
CAPITAL MARKETS–0.7%
3i Group PLC	4,278	$27,336
Aberdeen Asset Management PLC	3,678	30,585
Ameriprise Financial, Inc.	745	85,712
Bank of New York Mellon Corp. (The)	4,215	147,272
BlackRock, Inc.–Class A	477	150,956
Charles Schwab Corp. (The)	4,240	110,240
Credit Suisse Group AG(a)	6,750	208,328
Daiwa Securities Group, Inc.	7,000	70,109
Deutsche Bank AG (REG)	4,552	218,684
E*Trade Financial Corp.(a)	1,020	20,033
Franklin Resources, Inc.	1,470	84,863
Goldman Sachs Group, Inc. (The)	1,538	272,626
Hargreaves Lansdown PLC	1,481	33,266
ICAP PLC	4,211	31,540
Invesco Ltd.	1,580	57,512
Julius Baer Group Ltd.(a)	1,220	58,628
Legg Mason, Inc.	360	15,653
Macquarie Group Ltd.	1,286	63,140
Morgan Stanley	5,070	158,995
Nomura Holdings, Inc.	16,200	125,191
Northern Trust Corp.	810	50,131
Partners Group Holding AG	158	42,137
Schroders PLC	729	31,441
State Street Corp.	1,585	116,323
T Rowe Price Group, Inc.	975	81,676
UBS AG(a)	16,277	311,661

		2,604,038

COMMERCIAL BANKS–2.4%
Aozora Bank Ltd.	6,000	17,003
Australia & New Zealand Banking Group Ltd.	12,253	353,722
Banco Bilbao Vizcaya Argentaria SA	25,822	319,432
Banco de Sabadell SA	11,894	31,058
Banco Espirito Santo SA(a)	10,016	14,304
Banco Popular Espanol SA(a)	7,493	45,259
Banco Santander SA	50,835	457,133
Bank Hapoalim BM	4,812	26,962
Bank Leumi Le-Israel BM(a)	6,125	25,012
Bank of East Asia Ltd.	9,600	40,752
Bank of Ireland(a)	104,450	36,403
Bank of Kyoto Ltd. (The)	2,000	16,719
Bank of Yokohama Ltd. (The)	5,000	27,896
Bankia SA(a)	14,003	23,772
Barclays PLC	68,219	308,478
BB&T Corp.	2,550	95,166
Bendigo and Adelaide Bank Ltd.	3,446	36,225
BNP Paribas SA	4,438	346,196
BOC Hong Kong Holdings Ltd.	10,000	32,117
CaixaBank SA	7,628	39,733
Chiba Bank Ltd. (The)	3,000	20,246

Comerica, Inc.	650	$30,901
Commerzbank AG(a)	2,916	47,074
Commonwealth Bank of Australia	7,198	501,536
Credit Agricole SA(a)	4,067	52,135
Danske Bank A/S(a)	2,928	67,261
DBS Group Holdings Ltd.	8,000	108,718
DnB ASA	4,364	78,326
Erste Group Bank AG	1,151	40,124
Fifth Third Bancorp	3,240	68,137
Fukuoka Financial Group, Inc.	4,000	17,558
Hang Seng Bank Ltd.	2,100	34,134
HSBC Holdings PLC	83,173	912,753
Huntington Bancshares, Inc./OH	3,015	29,095
Intesa Sanpaolo SpA	40,386	99,337
Joyo Bank Ltd. (The)	3,000	15,340
KBC Groep NV	1,024	58,220
KeyCorp	3,275	43,950
Lloyds Banking Group PLC(a)	222,634	292,137
M&T Bank Corp.	465	54,135
Mitsubishi UFJ Financial Group, Inc.	56,900	377,782
Mizrahi Tefahot Bank Ltd.	973	12,736
Mizuho Financial Group, Inc.	102,500	222,531
National Australia Bank Ltd.	10,463	326,572
Natixis	9,006	52,984
Nordea Bank AB	12,659	170,679
Oversea-Chinese Banking Corp., Ltd.	12,000	97,263
PNC Financial Services Group, Inc. (The)	1,930	149,729
Raiffeisen Bank International AG	176	6,215
Regions Financial Corp.	5,025	49,697
Resona Holdings, Inc.	8,400	42,861
Royal Bank of Scotland Group PLC(a)	9,565	53,868
Seven Bank Ltd.	5,324	20,823
Shinsei Bank Ltd.	12,000	29,375
Shizuoka Bank Ltd. (The)	4,000	42,725
Skandinaviska Enskilda Banken AB–Class A	4,967	65,620
Societe Generale SA	3,136	182,360
Standard Chartered PLC	10,809	244,142
Sumitomo Mitsui Financial Group, Inc.	5,700	296,419
Sumitomo Mitsui Trust Holdings, Inc.	15,000	79,368
SunTrust Banks, Inc.	1,940	71,411
Suruga Bank Ltd.	1,000	17,957
Svenska Handelsbanken AB–Class A	2,228	109,544
Swedbank AB–Class A	4,044	113,917
UniCredit SpA	15,077	111,218
Unione di Banche Italiane SCPA	5,202	35,266
United Overseas Bank Ltd.	6,000	101,322
US Bancorp	6,665	269,266
Wells Fargo & Co.	17,575	797,905

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Westpac Banking Corp.	13,859	$401,754
Zions Bancorporation	630	18,875

		9,436,643

CONSUMER FINANCE–0.2%
Acom Co., Ltd.(a)(b)	6,200	21,125
AEON Financial Service Co., Ltd.	800	21,452
American Express Co.	3,360	304,853
Capital One Financial Corp.	2,113	161,877
Credit Saison Co., Ltd.	700	18,453
Discover Financial Services	1,760	98,472
SLM Corp.	1,600	42,048

		668,280

DIVERSIFIED FINANCIAL SERVICES–1.1%
ASX Ltd.	1,453	47,782
Bank of America Corp.	39,145	609,488
Berkshire Hathaway, Inc.–Class B(a)	6,630	786,053
Citigroup, Inc.	11,129	579,932
CME Group, Inc./IL–Class A	1,150	90,229
Deutsche Boerse AG	862	71,437
Eurazeo SA	78	6,117
Exor SpA	1,279	50,835
Groupe Bruxelles Lambert SA	360	33,070
Hong Kong Exchanges and Clearing Ltd.	4,900	81,842
ING Groep NV(a)	17,105	238,931
IntercontinentalExchange Group, Inc.	416	93,567
Investment AB Kinnevik–Class B	2,015	93,418
Investor AB–Class B	1,705	58,760
Japan Exchange Group, Inc.	900	25,581
JPMorgan Chase & Co.	13,765	804,977
Leucadia National Corp.	1,105	31,316
London Stock Exchange Group PLC	969	27,875
McGraw Hill Financial, Inc.	1,010	78,982
Mitsubishi UFJ Lease & Finance Co., Ltd.	3,500	21,517
Moody’s Corp.	695	54,537
NASDAQ OMX Group, Inc. (The)	410	16,318
ORIX Corp.	5,580	98,051
Pargesa Holding SA	18	1,450
Pohjola Bank PLC	654	13,113
Resolution Ltd.	6,320	37,097
Singapore Exchange Ltd.	3,000	17,300
Wendel SA	398	58,013

		4,127,588

INSURANCE–1.2%
ACE Ltd.	1,235	127,860
Admiral Group PLC	819	17,803
Aegon NV	6,317	59,863
Aflac, Inc.	1,705	113,894
Ageas	943	40,213

AIA Group Ltd.	53,781	$270,706
Allianz SE	2,036	366,329
Allstate Corp. (The)	1,650	89,991
American International Group, Inc.	5,402	275,772
AMP Ltd.	13,149	51,681
Aon PLC	1,115	93,537
Assicurazioni Generali SpA	5,214	122,499
Assurant, Inc.	260	17,256
Aviva PLC	13,159	98,448
Chubb Corp. (The)	910	87,933
Cincinnati Financial Corp.	510	26,709
CNP Assurances	1,570	32,195
Dai-ichi Life Insurance Co., Ltd. (The)	3,800	63,585
Direct Line Insurance Group PLC	6,949	28,722
Genworth Financial, Inc.–Class A(a)	1,785	27,721
Gjensidige Forsikring ASA	1,479	28,287
Hannover Rueck SE	377	32,411
Hartford Financial Services Group, Inc.	1,625	58,874
Insurance Australia Group Ltd.	6,220	32,385
Legal & General Group PLC	26,411	97,627
Lincoln National Corp.	940	48,523
Loews Corp.	1,090	52,582
Mapfre SA	3,353	14,382
Marsh & McLennan Cos., Inc.	1,990	96,236
MetLife, Inc.	4,120	222,150
MS&AD Insurance Group Holdings	2,300	61,822
Muenchener Rueckversicherungs AG	801	176,677
NKSJ Holdings, Inc.	1,000	27,834
Old Mutual PLC	21,822	68,469
Principal Financial Group, Inc.	990	48,817
Progressive Corp. (The)	1,995	54,404
Prudential Financial, Inc.	1,715	158,157
Prudential PLC	11,428	255,347
QBE Insurance Group Ltd.	5,358	55,272
RSA Insurance Group PLC	16,295	24,663
Sampo–Class A	1,871	91,965
SCOR SE	935	34,199
Sony Financial Holdings, Inc.	875	15,939
Standard Life PLC	10,591	63,248
Suncorp Group Ltd.	5,745	67,434
Swiss Life Holding AG(a)	249	51,767
Swiss Re AG(a)	1,573	145,012
T&D Holdings, Inc.	2,600	36,391
Tokio Marine Holdings, Inc.	3,100	103,756
Torchmark Corp.	335	26,180
Travelers Cos., Inc. (The)	1,330	120,418
Tryg A/S	183	17,696
Unum Group	920	32,274
Vienna Insurance Group AG Wiener Versicherung Gruppe	190	9,496
XL Group PLC	1,010	32,158
Zurich Insurance Group AG(a)	662	192,022

		4,667,591

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

REAL ESTATE INVESTMENT TRUSTS (REITs)–0.5%
American Tower Corp.	1,465	$116,936
Apartment Investment & Management Co.–Class A	525	13,603
AvalonBay Communities, Inc.	445	52,612
Boston Properties, Inc.	550	55,203
British Land Co. PLC	4,209	43,881
CapitaMall Trust	14,000	21,187
CFS Retail Property Trust Group	11,279	19,633
Dexus Property Group	23,282	20,939
Equity Residential	1,240	64,319
Fonciere Des Regions	329	28,401
Gecina SA	253	33,499
Goodman Group	5,915	25,060
GPT Group	6,698	20,370
Hammerson PLC	2,197	18,290
HCP, Inc.	1,630	59,202
Health Care REIT, Inc.	1,025	54,909
Host Hotels & Resorts, Inc.	2,750	53,460
ICADE	449	41,798
Intu Properties PLC	3,529	18,116
Japan Real Estate Investment Corp.	4	21,400
Japan Retail Fund Investment Corp.	8	16,278
Kimco Realty Corp.	1,480	29,230
Klepierre	695	32,215
Land Securities Group PLC	3,497	55,863
Link REIT (The)	6,000	29,178
Macerich Co. (The)	510	30,034
Mirvac Group(b)	12,834	19,299
Nippon Building Fund, Inc.(b)	6	34,861
Plum Creek Timber Co., Inc.	630	29,301
ProLogis, Inc.	1,820	67,249
Public Storage	530	79,776
Simon Property Group, Inc.	1,166	177,419
Stockland(b)	6,911	22,344
Unibail-Rodamco SE	613	157,087
Ventas, Inc.	1,091	62,492
Vornado Realty Trust	635	56,382
Westfield Group	9,308	84,026
Westfield Retail Trust	23,944	63,610
Weyerhaeuser Co.	2,090	65,981

		1,895,443

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.3%
Aeon Mall Co., Ltd.	700	19,609
CapitaLand Ltd.	11,000	26,515
CapitaMalls Asia Ltd.	21,164	32,986
CBRE Group, Inc.–Class A(a)	1,015	26,694
Cheung Kong Holdings Ltd.	6,000	95,002
City Developments Ltd.	3,000	22,923
Daito Trust Construction Co., Ltd.	300	28,046
Daiwa House Industry Co., Ltd.(b)	3,000	58,126
Global Logistic Properties Ltd.	14,661	33,631
Hang Lung Properties Ltd.	14,000	44,560

Henderson Land Development Co., Ltd.	4,400	$25,155
Hulic Co., Ltd.	2,197	32,514
IMMOFINANZ AG(a)	4,285	19,856
Kerry Properties Ltd.	8,500	29,596
Lend Lease Group	3,450	34,430
Mitsubishi Estate Co., Ltd.	6,000	179,556
Mitsui Fudosan Co., Ltd.	4,000	144,283
New World Development Co., Ltd.	22,000	27,943
Nomura Real Estate Holdings, Inc.	800	18,026
NTT Urban Development Corp.	1,600	18,443
Sino Land Co., Ltd.	16,000	21,942
Sumitomo Realty & Development Co., Ltd.	2,000	99,655
Sun Hung Kai Properties Ltd.	7,000	89,011
Swire Pacific Ltd.–Class A	2,000	23,564
Swire Properties Ltd.	25,389	64,294
Tokyo Tatemono Co., Ltd.	3,000	33,360
Tokyu Fudosan Holdings Corp.(a)	2,000	18,802
Wharf Holdings Ltd.	4,000	30,589
Wheelock & Co., Ltd.	6,000	27,641

		1,326,752

THRIFTS & MORTGAGE FINANCE–0.0%
Hudson City Bancorp, Inc.	1,730	16,314
People’s United Financial, Inc.	1,165	17,615

		33,929

		24,760,264

CONSUMER DISCRETIONARY–3.8%
AUTO COMPONENTS–0.2%
Aisin Seiki Co., Ltd.	900	36,590
BorgWarner, Inc.	880	49,201
Bridgestone Corp.(b)	2,900	109,872
Cie Generale des Etablissements Michelin–Class B	815	86,716
Continental AG	499	109,625
Delphi Automotive PLC	1,041	62,595
Denso Corp.	2,200	116,223
GKN PLC	7,308	45,286
Goodyear Tire & Rubber Co. (The)	860	20,511
Johnson Controls, Inc.	2,480	127,224
NGK Spark Plug Co., Ltd.	1,000	23,701
NOK Corp.	700	11,465
Nokian Renkaat Oyj	503	24,121
Stanley Electric Co., Ltd.	500	11,463
Sumitomo Rubber Industries Ltd.	1,200	17,082
Toyota Industries Corp.	700	31,643

		883,318

AUTOMOBILES–0.7%
Bayerische Motoren Werke AG	1,478	173,565
Daihatsu Motor Co., Ltd.	1,000	16,963
Daimler AG	4,296	372,826
Fiat SpA(a)	5,440	44,526
Ford Motor Co.	14,470	223,272

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Fuji Heavy Industries Ltd.	3,000	$86,217
General Motors Co.(a)	4,163	170,142
Harley-Davidson, Inc.	800	55,392
Honda Motor Co., Ltd.	7,300	301,323
Isuzu Motors Ltd.	5,000	31,185
Mazda Motor Corp.(a)	11,000	57,003
Mitsubishi Motors Corp.(a)(b)	1,400	15,062
Nissan Motor Co., Ltd.	11,100	93,018
Porsche Automobil Holding SE (Preference Shares)	684	71,404
Renault SA	857	68,968
Suzuki Motor Corp.	1,600	43,115
Toyota Motor Corp.	12,300	749,993
Volkswagen AG	140	38,012
Volkswagen AG (Preference Shares)	646	181,796
Yamaha Motor Co., Ltd.	1,200	18,041

		2,811,823

DISTRIBUTORS–0.0%
Genuine Parts Co.	560	46,586
Jardine Cycle & Carriage Ltd.	1,000	28,571

		75,157

DIVERSIFIED CONSUMER SERVICES–0.0%
Benesse Holdings, Inc.	300	12,052
Gree, Inc.(b)	682	6,729
H&R Block, Inc.	970	28,169

		46,950

HOTELS, RESTAURANTS & LEISURE–0.5%
Accor SA	750	35,422
Carnival Corp.	1,585	63,669
Carnival PLC	818	33,864
Chipotle Mexican Grill, Inc.–Class A(a)	144	76,720
Compass Group PLC	8,127	130,478
Crown Resorts Ltd.	2,537	38,278
Darden Restaurants, Inc.	470	25,554
Flight Centre Travel Group Ltd.	471	20,059
Galaxy Entertainment Group Ltd.(a)	8,911	80,228
Genting Singapore PLC	22,000	26,162
InterContinental Hotels Group PLC	1,228	40,962
International Game Technology	880	15,981
Marriott International, Inc./DE–Class A	795	39,241
McDonald’s Corp.	3,680	357,070
McDonald’s Holdings Co. Japan Ltd.(b)	500	12,768
Oriental Land Co., Ltd./Japan	200	28,843
Sands China Ltd.	7,700	63,353
SJM Holdings Ltd.	13,014	43,578
Sodexo	292	29,611
Starbucks Corp.	2,760	216,356
Starwood Hotels & Resorts Worldwide, Inc.	695	55,218

Tatts Group Ltd.	6,512	$18,054
TUI Travel PLC	2,386	16,355
Whitbread PLC	801	49,850
William Hill PLC	3,391	22,606
Wyndham Worldwide Corp.	500	36,845
Wynn Macau Ltd.	10,107	46,008
Wynn Resorts Ltd.	310	60,205
Yum! Brands, Inc.	1,645	124,379

		1,807,717

HOUSEHOLD DURABLES–0.2%
DR Horton, Inc.	1,005	22,432
Electrolux AB–Class B	2,430	63,502
Garmin Ltd.(b)	420	19,412
Harman International Industries, Inc.	240	19,644
Iida Group Holdings Co., Ltd.(a)	867	17,306
Leggett & Platt, Inc.	475	14,697
Lennar Corp.–Class A	600	23,736
Mohawk Industries, Inc.(a)	250	37,225
Newell Rubbermaid, Inc.	1,025	33,220
Panasonic Corp.	9,900	115,406
Persimmon PLC(a)	1,354	27,837
PulteGroup, Inc.	1,235	25,157
Rinnai Corp.	200	15,582
Sekisui Chemical Co., Ltd.	2,000	24,543
Sekisui House Ltd.	2,000	27,986
Sharp Corp./Japan(a)	9,000	28,655
Sony Corp.(b)	4,500	77,572
Whirlpool Corp.	300	47,058

		640,970

INTERNET & CATALOG RETAIL–0.2%
Amazon.com, Inc.(a)	1,360	542,354
Expedia, Inc.	382	26,610
NetFlix, Inc.(a)	226	83,206
priceline.com, Inc.(a)	217	252,241
Rakuten, Inc.	3,245	48,427
TripAdvisor, Inc.(a)	412	34,126

		986,964

LEISURE EQUIPMENT & PRODUCTS–0.1%
Hasbro, Inc.	400	22,004
Mattel, Inc.	1,235	58,761
Namco Bandai Holdings, Inc.	900	19,982
Nikon Corp.	1,500	28,666
Sankyo Co., Ltd.	300	13,836
Sega Sammy Holdings, Inc.	700	17,840
Shimano, Inc.	400	34,340

		195,429

MEDIA–0.8%
Axel Springer SE	401	25,817
British Sky Broadcasting Group PLC	4,358	60,908
Cablevision Systems Corp.–Class A	780	13,985
CBS Corp.–Class B	2,040	130,030

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Comcast Corp.–Class A	9,570	$497,305
Dentsu, Inc.	1,000	40,899
DIRECTV(a)	1,765	121,944
Discovery Communications, Inc.–Class A(a)	845	76,405
Eutelsat Communications SA	1,052	32,825
Gannett Co., Inc.	800	23,664
Graham Holdings Co.–Class B	61	40,463
Interpublic Group of Cos., Inc. (The)	1,495	26,461
ITV PLC	16,647	53,572
JCDecaux SA	1,374	56,723
Kabel Deutschland Holding AG	90	11,666
Lagardere SCA	1,458	54,199
News Corp.–Class A(a)	1,808	32,580
Omnicom Group, Inc.	960	71,395
Pearson PLC	3,650	81,380
ProSiebenSat.1 Media AG	637	31,631
Publicis Groupe SA	807	73,942
Reed Elsevier NV	2,970	63,124
Reed Elsevier PLC	5,173	77,148
RTL Group SA	312	39,896
Scripps Networks Interactive, Inc.–Class A	420	36,292
SES SA	971	31,457
Singapore Press Holdings Ltd.(b)	6,000	19,606
Telenet Group Holding NV	194	11,576
Time Warner Cable, Inc.–Class A	1,065	144,307
Time Warner, Inc.	3,295	229,727
Toho Co., Ltd./Tokyo	1,000	22,000
Twenty-First Century Fox, Inc.–Class A	7,185	252,768
Viacom, Inc.–Class B	1,510	131,883
Walt Disney Co. (The)	6,014	459,470
WPP PLC	5,882	134,721

		3,211,769

MULTILINE RETAIL–0.2%
Dollar General Corp.(a)	1,070	64,543
Dollar Tree, Inc.(a)	770	43,443
Don Quijote Holdings Co., Ltd.	500	30,310
Family Dollar Stores, Inc.	355	23,064
Isetan Mitsukoshi Holdings Ltd.	1,300	18,506
J Front Retailing Co., Ltd.	3,000	22,759
Kohl’s Corp.	730	41,428
Macy’s, Inc.	1,335	71,289
Marks & Spencer Group PLC	7,213	51,796
Next PLC	713	64,449
Nordstrom, Inc.	520	32,136
Target Corp.	2,305	145,837

		609,560

SPECIALTY RETAIL–0.5%
AutoNation, Inc.(a)	215	10,683
AutoZone, Inc.(a)	125	59,743
Bed Bath & Beyond, Inc.(a)	775	62,232
Best Buy Co., Inc.	1,000	39,880
CarMax, Inc.(a)	820	38,556
Fast Retailing Co., Ltd.	200	82,605

GameStop Corp.–Class A	415	$20,443
Gap, Inc. (The)	955	37,321
Hennes & Mauritz AB–Class B	4,231	194,865
Home Depot, Inc. (The)	5,180	426,521
Inditex SA	974	160,818
Kingfisher PLC	10,966	70,007
L Brands, Inc.	905	55,974
Lowe’s Cos., Inc.	3,840	190,272
Nitori Holdings Co., Ltd.	200	18,935
O’Reilly Automotive, Inc.(a)	410	52,771
PetSmart, Inc.	380	27,645
Ross Stores, Inc.	780	58,445
Sanrio Co., Ltd.	500	21,054
Shimamura Co., Ltd.	200	18,747
Staples, Inc.	2,395	38,057
Tiffany & Co.	405	37,576
TJX Cos., Inc.	2,620	166,973
Urban Outfitters, Inc.(a)	385	14,284
USS Co., Ltd.	1,310	17,969
Yamada Denki Co., Ltd.	2,700	8,832

		1,931,208

TEXTILES, APPAREL & LUXURY GOODS–0.4%
Adidas AG	932	118,847
Burberry Group PLC	1,975	49,761
Christian Dior SA	166	31,421
Cie Financiere Richemont SA	2,331	232,861
Coach, Inc.	1,030	57,814
Fossil Group, Inc.(a)	169	20,270
Hugo Boss AG	198	28,200
Kering	338	71,446
Li & Fung Ltd.	48,000	62,170
Luxottica Group SpA	759	40,676
LVMH Moet Hennessy Louis Vuitton SA	1,134	207,175
Michael Kors Holdings Ltd.(a)	659	53,504
NIKE, Inc.–Class B	2,760	217,046
PVH Corp.	295	40,126
Ralph Lauren Corp.	240	42,377
Swatch Group AG (The)	137	90,804
Swatch Group AG (The) (REG)	522	58,841
VF Corp.	1,260	78,548

		1,501,887

		14,702,752

INDUSTRIALS–3.7%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC	14,460	104,326
Boeing Co. (The)	2,560	349,414
Cobham PLC	7,675	34,938
European Aeronautic Defence and Space Co. NV	2,598	199,449
General Dynamics Corp.	1,210	115,615
Honeywell International, Inc.	2,905	265,430
L-3 Communications Holdings, Inc.	325	34,729
Lockheed Martin Corp.	1,000	148,660

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Meggitt PLC	2,537	$22,213
Northrop Grumman Corp.	840	96,272
Precision Castparts Corp.	540	145,422
Raytheon Co.	1,200	108,840
Rockwell Collins, Inc.	500	36,960
Rolls-Royce Holdings PLC(a)	8,396	177,587
Safran SA	1,117	77,663
Singapore Technologies Engineering Ltd.	19,000	59,799
Textron, Inc.	1,005	36,944
Thales SA	694	44,724
United Technologies Corp.	3,125	355,625
Zodiac Aerospace	227	40,227

		2,454,837

AIR FREIGHT & LOGISTICS–0.2%
CH Robinson Worldwide, Inc.	565	32,962
Deutsche Post AG	4,049	147,890
Expeditors International of Washington, Inc.	720	31,860
FedEx Corp.	1,115	160,304
Kerry Logistics Network Ltd.(a)	4,250	6,029
Kuehne & Nagel International AG	432	56,782
United Parcel Service, Inc.–Class B	2,605	273,733
Yamato Holdings Co., Ltd.	1,600	32,357

		741,917

AIRLINES–0.1%
ANA Holdings, Inc.(b)	16,000	31,966
Cathay Pacific Airways Ltd.	20,000	42,480
Delta Air Lines, Inc.	3,102	85,212
Deutsche Lufthansa AG (REG)(a)	1,092	23,147
International Consolidated Airlines Group SA(a)	4,346	28,950
Japan Airlines Co., Ltd.	472	23,284
Singapore Airlines Ltd.	3,000	24,777
Southwest Airlines Co.	2,555	48,136

		307,952

BUILDING PRODUCTS–0.1%
Allegion PLC(a)	285	12,594
Asahi Glass Co., Ltd.(b)	4,000	24,907
Assa Abloy AB–Class B	1,164	61,627
Cie de St-Gobain	1,779	98,000
Daikin Industries Ltd.	1,000	62,403
Geberit AG	168	50,968
LIXIL Group Corp.	1,200	32,943
Masco Corp.	1,305	29,715
TOTO Ltd.	2,000	31,722

		404,879

COMMERCIAL SERVICES & SUPPLIES–0.2%
ADT Corp. (The)	697	28,208
Aggreko PLC	1,199	34,004
Babcock International Group PLC	1,614	36,267

Brambles Ltd.	6,954	$56,974
Cintas Corp.	335	19,963
Dai Nippon Printing Co., Ltd.	2,000	21,244
Edenred	818	27,389
G4S PLC	6,839	29,757
Iron Mountain, Inc.	614	18,635
Pitney Bowes, Inc.	705	16,426
Republic Services, Inc.–Class A	950	31,540
Secom Co., Ltd.	900	54,301
Societe BIC SA	221	27,084
Stericycle, Inc.(a)	310	36,013
Toppan Printing Co., Ltd.	2,000	16,009
Tyco International Ltd.	1,695	69,563
Waste Management, Inc.	1,595	71,568

		594,945

CONSTRUCTION & ENGINEERING–0.2%
ACS Actividades de Construccion y Servicios SA	667	22,992
Bouygues SA(b)	1,650	62,396
Chiyoda Corp.	1,000	14,517
Ferrovial SA	1,470	28,477
Fluor Corp.	615	49,378
Jacobs Engineering Group, Inc.(a)	465	29,290
JGC Corp.	1,000	39,244
Kajima Corp.	7,000	26,327
Leighton Holdings Ltd.(b)	1,344	19,410
Obayashi Corp.	3,000	17,111
OCI(a)	320	14,411
Quanta Services, Inc.(a)	765	24,143
Shimizu Corp.	4,000	20,212
Taisei Corp.	5,000	22,755
Vinci SA	2,135	140,336

		530,999

ELECTRICAL EQUIPMENT–0.3%
ABB Ltd. (REG)(a)	9,800	259,112
Alstom SA	154	5,616
AMETEK, Inc.	899	47,350
Eaton Corp. PLC	1,744	132,753
Emerson Electric Co.	2,600	182,468
First Solar, Inc.(a)	270	14,753
Fuji Electric Co., Ltd.	4,000	18,742
Legrand SA	827	45,578
Mitsubishi Electric Corp.	9,000	113,170
Nidec Corp.	500	49,257
Osram Licht AG(a)	292	16,470
Prysmian SpA	1,074	27,652
Rockwell Automation, Inc.	530	62,625
Roper Industries, Inc.	375	52,005
Schneider Electric SA	2,356	205,541
Sumitomo Electric Industries Ltd.	3,400	56,835

		1,289,927

INDUSTRIAL CONGLOMERATES–0.6%
3M Co.	2,355	330,289
Danaher Corp.	2,190	169,068

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

General Electric Co.	37,120	$1,040,473
Hutchison Whampoa Ltd.	10,000	136,387
Keppel Corp., Ltd.	4,000	35,531
Koninklijke Philips NV	3,341	123,019
Siemens AG	3,541	485,537
Smiths Group PLC	2,461	60,431
Toshiba Corp.	18,000	75,777

		2,456,512

MACHINERY–0.7%
Alfa Laval AB	3,611	92,778
Amada Co., Ltd.	3,000	26,494
Andritz AG	375	23,501
Atlas Copco AB–Class A	1,805	50,118
Atlas Copco AB–Class B	1,715	43,597
Caterpillar, Inc.	2,335	212,041
CNH Industrial NV(a)	2,876	32,780
Cummins, Inc.	650	91,630
Deere & Co.	1,385	126,492
Dover Corp.	635	61,303
FANUC Corp.	900	164,916
Flowserve Corp.	510	40,203
GEA Group AG	896	42,726
Hino Motors Ltd.	2,000	31,505
Hitachi Construction Machinery Co., Ltd.(b)	700	14,979
IHI Corp.	6,000	25,948
Illinois Tool Works, Inc.	1,475	124,018
IMI PLC	1,172	29,680
Ingersoll-Rand PLC	955	58,828
Invensys PLC	3,174	26,829
Joy Global, Inc.	385	22,519
JTEKT Corp.	1,400	23,888
Kawasaki Heavy Industries Ltd.	5,000	20,999
Komatsu Ltd.	4,200	86,231
Kone Oyj–Class B	1,392	62,777
Kubota Corp.	5,000	82,936
Makita Corp.	400	21,037
MAN SE	407	49,972
Melrose Industries PLC	5,848	29,669
Metso Oyj	571	24,417
Mitsubishi Heavy Industries Ltd.	14,000	86,710
NGK Insulators Ltd.	1,000	19,031
NSK Ltd.	2,000	24,925
PACCAR, Inc.	1,310	77,513
Pall Corp.	395	33,713
Parker Hannifin Corp.	545	70,109
Pentair Ltd.	710	55,146
Sandvik AB	2,698	38,079
Scania AB–Class B	5,123	100,407
Schindler Holding AG (REG)	271	39,979
SembCorp Marine Ltd.(b)	7,000	24,750
SKF AB–Class B	1,658	43,482
SMC Corp./Japan	200	50,478
Snap-On, Inc.	220	24,094
Stanley Black & Decker, Inc.	565	45,590
Sumitomo Heavy Industries Ltd.	6,000	27,647
Vallourec SA	641	34,970

Volvo AB–Class B	6,759	$88,937
Wartsila Oyj Abp	793	39,096
Weir Group PLC (The)	950	33,636
Xylem, Inc./NY	635	21,971
Zardoya Otis SA	1,239	22,432

		2,747,506

MARINE–0.0%
AP Moeller–Maersk A/S–Class A	3	30,903
AP Moeller–Maersk A/S–Class B	6	64,932
Mitsui OSK Lines Ltd.	4,000	18,053
Nippon Yusen KK	5,000	15,987

		129,875

PROFESSIONAL SERVICES–0.1%
Adecco SA(a)	590	46,838
Bureau Veritas SA	1,236	36,085
Capita PLC	2,937	50,555
Dun & Bradstreet Corp. (The)	165	20,254
Equifax, Inc.	455	31,436
Experian PLC	4,508	83,273
Intertek Group PLC	720	37,578
Nielsen Holdings NV	916	42,035
Randstad Holding NV	1,613	104,673
Robert Half International, Inc.	485	20,365
SGS SA	24	55,254

		528,346

ROAD & RAIL–0.3%
Asciano Ltd.	8,374	43,172
Aurizon Holdings Ltd.	6,403	27,965
Central Japan Railway Co.	644	75,897
CSX Corp.	3,710	106,737
DSV A/S	511	16,777
East Japan Railway Co.	1,500	119,487
Hankyu Hanshin Holdings, Inc.	5,000	27,017
Kansas City Southern	420	52,008
Keikyu Corp.(b)	2,000	16,490
Keisei Electric Railway Co., Ltd.	2,000	18,403
Kintetsu Corp.	8,000	28,071
MTR Corp., Ltd.	7,000	26,531
Nippon Express Co., Ltd.	3,000	14,522
Norfolk Southern Corp.	1,140	105,826
Odakyu Electric Railway Co., Ltd.	2,000	18,088
Ryder System, Inc.	165	12,174
Tobu Railway Co., Ltd.	3,000	14,547
Tokyu Corp.	5,000	32,395
Union Pacific Corp.	1,725	289,800
West Japan Railway Co.	751	32,540

		1,078,447

TRADING COMPANIES & DISTRIBUTORS–0.2%
Brenntag AG	189	35,078
Bunzl PLC	1,482	35,614
Fastenal Co.	980	46,560
ITOCHU Corp.	7,000	86,538
Marubeni Corp.	7,000	50,393

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Mitsubishi Corp.	6,300	$120,947
Mitsui & Co., Ltd.	7,800	108,741
Sumitomo Corp.	5,000	62,841
Toyota Tsusho Corp.	700	17,359
Travis Perkins PLC	1,092	33,922
Wolseley PLC	1,423	80,902
WW Grainger, Inc.	230	58,746

		737,641

TRANSPORTATION INFRASTRUCTURE–0.1%
Abertis Infraestructuras SA	1,637	36,412
Aeroports de Paris	305	34,633
Atlantia SpA(b)	2,911	65,206
Auckland International Airport Ltd.	4,070	11,820
Hutchison Port Holdings Trust–Class U	43,553	29,434
Mitsubishi Logistics Corp.	1,000	15,830
Sydney Airport	15,829	53,797
Transurban Group	3,826	23,397

		270,529

		14,274,312

INFORMATION TECHNOLOGY–3.6%
COMMUNICATIONS EQUIPMENT–0.4%
Alcatel-Lucent(a)	12,407	55,059
Cisco Systems, Inc.	19,620	440,469
F5 Networks, Inc.(a)	280	25,441
Harris Corp.	395	27,575
Juniper Networks, Inc.(a)	1,840	41,529
Motorola Solutions, Inc.	845	57,037
Nokia Oyj(a)	16,723	135,122
QUALCOMM, Inc.	6,200	460,350
Telefonaktiebolaget LM Ericsson–Class B	13,589	165,914

		1,408,496

COMPUTERS & PERIPHERALS–0.7%
Apple, Inc.	3,313	1,858,957
EMC Corp./MA	7,535	189,505
Gemalto NV(b)	323	35,548
Hewlett-Packard Co.	7,040	196,979
NEC Corp.	9,000	20,315
NetApp, Inc.	1,240	51,014
SanDisk Corp.	820	57,843
Seagate Technology PLC	1,180	66,269
Western Digital Corp.	780	65,442

		2,541,872

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.2%
Amphenol Corp.–Class A	575	51,278
Corning, Inc.	5,285	94,179
FLIR Systems, Inc.	510	15,351
Fujifilm Holdings Corp.	2,100	59,609

Hamamatsu Photonics KK	600	$24,009
Hexagon AB–Class B	938	29,671
Hirose Electric Co., Ltd.	100	14,255
Hitachi High-Technologies Corp.	600	15,106
Hitachi Ltd.	22,000	166,807
Hoya Corp.	1,900	52,843
Jabil Circuit, Inc.	655	11,423
Keyence Corp.	200	85,637
Kyocera Corp.	1,400	69,988
Murata Manufacturing Co., Ltd.	900	80,040
Omron Corp.	700	30,935
TDK Corp.	900	43,177
TE Connectivity Ltd.	1,510	83,216

		927,524

INTERNET SOFTWARE & SERVICES–0.5%
Akamai Technologies, Inc.(a)	635	29,959
Dena Co., Ltd.(b)	529	11,151
eBay, Inc.(a)	4,275	234,655
Facebook, Inc.–Class A(a)	6,060	331,240
Google, Inc.–Class A(a)	1,029	1,153,211
Kakaku.com, Inc.	961	16,881
United Internet AG	1,223	52,136
VeriSign, Inc.(a)	465	27,798
Yahoo Japan Corp.	6,408	35,734
Yahoo!, Inc.(a)	3,455	139,720

		2,032,485

IT SERVICES–0.6%
Accenture PLC–Class A	2,345	192,806
Amadeus IT Holding SA–Class A	1,699	72,777
Automatic Data Processing, Inc.	1,770	143,034
Cap Gemini SA	854	57,803
Cognizant Technology Solutions Corp.–Class A(a)	1,115	112,593
Computer Sciences Corp.	520	29,057
Computershare Ltd.	1,449	14,766
Fidelity National Information Services, Inc.	1,050	56,364
Fiserv, Inc.(a)	960	56,688
Fujitsu Ltd.(a)	8,000	41,461
International Business Machines Corp.	3,745	702,450
MasterCard, Inc.–Class A	385	321,652
Nomura Research Institute Ltd.	600	18,962
NTT Data Corp.	500	18,472
Otsuka Corp.(b)	200	25,551
Paychex, Inc.	1,195	54,408
Teradata Corp.(a)	585	26,612
Total System Services, Inc.	600	19,968
Visa, Inc.–Class A	1,865	415,298
Western Union Co. (The)–Class W	2,020	34,845

		2,415,567

OFFICE ELECTRONICS–0.1%
Canon, Inc.(b)	5,100	162,733
Konica Minolta, Inc.	2,000	19,987

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Ricoh Co., Ltd.	3,000	$31,904
Xerox Corp.	4,245	51,662

		266,286

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.4%
Altera Corp.	1,160	37,735
Analog Devices, Inc.	1,130	57,551
Applied Materials, Inc.	4,385	77,571
ARM Holdings PLC	6,241	113,479
ASM Pacific Technology Ltd.	900	7,521
ASML Holding NV	1,801	168,685
Broadcom Corp.–Class A	1,970	58,410
Infineon Technologies AG	3,026	32,322
Intel Corp.	18,240	473,510
KLA-Tencor Corp.	610	39,321
Lam Research Corp.(a)	579	31,527
Linear Technology Corp.	840	38,262
LSI Corp.	1,970	21,709
Microchip Technology, Inc.	695	31,101
Micron Technology, Inc.(a)	3,820	83,123
NVIDIA Corp.	2,085	33,402
Rohm Co., Ltd.	400	19,511
STMicroelectronics NV	4,174	33,508
Texas Instruments, Inc.	3,975	174,542
Tokyo Electron Ltd.	800	44,082
Xilinx, Inc.	985	45,231

		1,622,103

SOFTWARE–0.7%
Adobe Systems, Inc.(a)	1,700	101,796
Autodesk, Inc.(a)	815	41,019
CA, Inc.	1,185	39,875
Citrix Systems, Inc.(a)	690	43,643
Dassault Systemes	243	30,163
Electronic Arts, Inc.(a)	1,125	25,808
GungHo Online Entertainment, Inc.(a)(b)	4,000	28,812
Intuit, Inc.	1,060	80,899
Microsoft Corp.	27,880	1,043,548
Nexon Co., Ltd.(b)	2,595	23,978
NICE Systems Ltd.	208	8,506
Nintendo Co., Ltd.	500	66,927
Oracle Corp.	12,880	492,789
Oracle Corp. Japan	500	18,277
Red Hat, Inc.(a)	680	38,107
Sage Group PLC (The)	4,400	29,454
Salesforce.com, Inc.(a)	2,024	111,705
SAP AG	4,114	356,772
Symantec Corp.	2,535	59,775
Trend Micro, Inc./Japan(b)	500	17,522

		2,659,375

		13,873,708

HEALTH CARE–3.6%
BIOTECHNOLOGY–0.5%
Actelion Ltd.(a)	608	51,571
Alexion Pharmaceuticals, Inc.(a)	730	97,134

Amgen, Inc.	2,753	$314,282
Biogen Idec, Inc.(a)	865	241,984
Celgene Corp.(a)	1,540	260,198
CSL Ltd.	2,196	135,377
Gilead Sciences, Inc.(a)	5,630	423,094
Grifols SA	757	36,225
Novozymes A/S–Class B	858	36,242
Regeneron Pharmaceuticals, Inc.(a)	290	79,820
Vertex Pharmaceuticals, Inc.(a)	857	63,675

		1,739,602

HEALTH CARE EQUIPMENT & SUPPLIES–0.4%
Abbott Laboratories	5,665	217,139
Baxter International, Inc.	1,980	137,709
Becton Dickinson and Co.	730	80,658
Boston Scientific Corp.(a)	4,860	58,417
CareFusion Corp.(a)	740	29,467
Coloplast A/S–Class B	496	32,883
Covidien PLC	1,675	114,067
CR Bard, Inc.	315	42,191
DENTSPLY International, Inc.	530	25,694
Edwards Lifesciences Corp.(a)	395	25,975
Essilor International SA	954	101,513
Getinge AB–Class B	2,013	69,002
Intuitive Surgical, Inc.(a)	155	59,532
Medtronic, Inc.	3,660	210,047
Olympus Corp.(a)	900	28,545
Smith & Nephew PLC	3,373	48,175
Sonova Holding AG(a)	351	47,331
St Jude Medical, Inc.	1,065	65,977
Stryker Corp.	1,075	80,775
Sysmex Corp.	200	11,813
Terumo Corp.	700	33,796
Varian Medical Systems, Inc.(a)	395	30,688
William Demant Holding A/S(a)(b)	158	15,355
Zimmer Holdings, Inc.	635	59,176

		1,625,925

HEALTH CARE PROVIDERS & SERVICES–0.4%
Aetna, Inc.	1,367	93,763
AmerisourceBergen Corp.–Class A	835	58,709
Cardinal Health, Inc.	1,245	83,178
CIGNA Corp.	1,015	88,792
DaVita HealthCare Partners, Inc.(a)	650	41,191
Express Scripts Holding Co.(a)	2,939	206,435
Fresenius Medical Care AG & Co. KGaA	961	68,544
Fresenius SE & Co. KGaA	558	85,806
Humana, Inc.	565	58,319
Laboratory Corp. of America Holdings(a)	325	29,695
McKesson Corp.	865	139,611
Medipal Holdings Corp.	1,500	19,802

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Patterson Cos., Inc.	260	$10,712
Quest Diagnostics, Inc.	500	26,770
Ramsay Health Care Ltd.	1,156	44,739
Ryman Healthcare Ltd.	1,663	10,744
Sonic Healthcare Ltd.	1,715	25,451
Suzuken Co., Ltd./Aichi Japan	600	19,436
Tenet Healthcare Corp.(a)	343	14,447
UnitedHealth Group, Inc.	3,685	277,481
WellPoint, Inc.	1,100	101,629

		1,505,254

HEALTH CARE TECHNOLOGY–0.0%
Cerner Corp.(a)	1,080	60,199
M3, Inc.(b)	6	15,026

		75,225

LIFE SCIENCES TOOLS & SERVICES–0.1%
Agilent Technologies, Inc.	1,195	68,342
Life Technologies Corp.(a)	615	46,617
PerkinElmer, Inc.	405	16,698
QIAGEN NV(a)	2,306	53,836
Thermo Fisher Scientific, Inc.	1,335	148,653
Waters Corp.(a)	295	29,500

		363,646

PHARMACEUTICALS–2.2%
AbbVie, Inc.	5,845	308,674
Actavis PLC(a)	638	107,184
Allergan, Inc./United States	1,100	122,188
Astellas Pharma, Inc.	1,900	112,645
AstraZeneca PLC	5,591	331,697
Bayer AG	3,693	518,536
Bristol-Myers Squibb Co.	6,015	319,697
Chugai Pharmaceutical Co., Ltd.(b)	1,000	22,135
Daiichi Sankyo Co., Ltd.	3,000	54,855
Dainippon Sumitomo Pharma Co., Ltd.	1,400	21,928
Eisai Co., Ltd.	1,100	42,633
Eli Lilly & Co.	3,615	184,365
Forest Laboratories, Inc.(a)	865	51,926
GlaxoSmithKline PLC	21,996	587,677
Hisamitsu Pharmaceutical Co., Inc.	300	15,118
Hospira, Inc.(a)	580	23,942
Johnson & Johnson	10,355	948,414
Kyowa Hakko Kirin Co., Ltd.	1,000	11,035
Merck & Co., Inc.	10,705	535,785
Merck KGaA	204	36,603
Mitsubishi Tanabe Pharma Corp.	1,000	13,947
Mylan, Inc./PA(a)	1,405	60,977
Novartis AG	10,271	823,214
Novo Nordisk A/S–Class B	1,778	325,911
Ono Pharmaceutical Co., Ltd.	400	35,062
Orion Oyj–Class B	465	13,070
Otsuka Holdings Co., Ltd.	1,619	46,747
Perrigo Co. PLC	634	97,294

Pfizer, Inc.	23,786	$728,565
Roche Holding AG	3,137	878,756
Sanofi	5,321	568,255
Santen Pharmaceutical Co., Ltd.	500	23,296
Shionogi & Co., Ltd.	1,000	21,710
Shire PLC	2,474	116,593
Taisho Pharmaceutical Holdings Co., Ltd.	172	11,823
Takeda Pharmaceutical Co., Ltd.	3,500	160,528
Teva Pharmaceutical Industries Ltd.	3,794	151,803
UCB SA	579	43,137
Zoetis, Inc.	1,796	58,711

		8,536,436

		13,846,088

CONSUMER STAPLES–3.2%
BEVERAGES–0.7%
Anheuser-Busch InBev NV	3,588	381,534
Asahi Group Holdings Ltd.	1,700	47,973
Beam, Inc.	600	40,836
Brown-Forman Corp.–Class B	602	45,493
Carlsberg A/S–Class B	478	52,892
Coca-Cola Amatil Ltd.	1,634	17,578
Coca-Cola Co. (The)	13,930	575,448
Coca-Cola Enterprises, Inc.	850	37,511
Coca-Cola HBC AG(a)	892	26,107
Constellation Brands, Inc.–Class A(a)	620	43,636
Diageo PLC	11,209	371,450
Dr Pepper Snapple Group, Inc.	720	35,078
Heineken NV	1,245	84,145
Kirin Holdings Co., Ltd.(b)	4,000	57,606
Molson Coors Brewing Co.–Class B	550	30,883
Monster Beverage Corp.(a)	510	34,563
PepsiCo, Inc.	5,625	466,538
Pernod Ricard SA	946	107,779
Remy Cointreau SA	195	16,380
SABMiller PLC (London)	4,293	220,982
Suntory Beverage & Food Ltd.	848	27,053
Treasury Wine Estates Ltd.	5,315	22,924

		2,744,389

FOOD & STAPLES RETAILING–0.7%
Aeon Co., Ltd.	2,700	36,603
Carrefour SA	2,692	106,854
Casino Guichard Perrachon SA	482	55,616
Colruyt SA	393	21,958
Costco Wholesale Corp.	1,615	192,201
CVS Caremark Corp.	4,380	313,477
Delhaize Group SA	404	24,035
Distribuidora Internacional de Alimentacion SA	2,417	21,642
FamilyMart Co., Ltd.	400	18,275
J Sainsbury PLC	5,506	33,324
Jeronimo Martins SGPS SA	1,190	23,269

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Koninklijke Ahold NV	5,918	$106,353
Kroger Co. (The)	1,865	73,723
Lawson, Inc.	200	14,967
Metro AG	1,551	75,192
Safeway, Inc.	895	29,150
Seven & I Holdings Co., Ltd.	3,400	135,376
Sysco Corp.	2,105	75,990
Tesco PLC	36,078	200,353
Wal-Mart Stores, Inc.	5,963	469,228
Walgreen Co.	3,195	183,521
Wesfarmers Ltd.	4,439	174,777
Whole Foods Market, Inc.	1,370	79,227
WM Morrison Supermarkets PLC	9,857	42,669
Woolworths Ltd.	5,562	168,425

		2,676,205

FOOD PRODUCTS–0.8%
Ajinomoto Co., Inc.	3,000	43,430
Archer-Daniels-Midland Co.	2,415	104,811
Associated British Foods PLC	1,705	69,147
Campbell Soup Co.	625	27,050
ConAgra Foods, Inc.	1,535	51,729
Danone	2,553	184,178
General Mills, Inc.	2,335	116,540
Golden Agri-Resources Ltd.	48,000	20,779
Hershey Co. (The)	550	53,476
Hormel Foods Corp.	475	21,456
JM Smucker Co. (The)	395	40,930
Kellogg Co.	915	55,879
Kerry Group PLC–Class A	781	54,258
Kraft Foods Group, Inc.	2,178	117,438
Lindt & Spruengli AG (REG)	1	53,921
McCormick & Co., Inc./MD	475	32,737
Mead Johnson Nutrition Co.–Class A	760	63,658
MEIJI Holdings Co., Ltd.	300	19,283
Mondelez International, Inc.–Class A	6,435	227,155
Nestle SA	14,400	1,055,376
Nippon Meat Packers, Inc.	1,000	17,188
Nissin Foods Holdings Co., Ltd.(b)	400	16,881
Orkla ASA	2,074	16,211
Tate & Lyle PLC	2,078	27,875
Toyo Suisan Kaisha Ltd.	1,000	30,041
Tyson Foods, Inc.–Class A	975	32,624
Unilever NV	7,274	292,453
Unilever PLC	5,731	235,807
Wilmar International Ltd.	9,000	24,447
Yakult Honsha Co., Ltd.	400	20,211

		3,126,969

HOUSEHOLD PRODUCTS–0.4%
Clorox Co. (The)	470	43,597
Colgate-Palmolive Co.	3,200	208,672
Henkel AG & Co. KGaA	579	60,366
Henkel AG & Co. KGaA (Preference Shares)	796	92,523
Kimberly-Clark Corp.	1,415	147,811

Procter & Gamble Co. (The)	9,965	$811,251
Reckitt Benckiser Group PLC	2,888	229,411
Svenska Cellulosa AB SCA–Class B	2,115	65,158
Unicharm Corp.	500	28,529

		1,687,318

PERSONAL PRODUCTS–0.1%
Avon Products, Inc.	1,555	26,777
Beiersdorf AG	310	31,429
Estee Lauder Cos., Inc. (The)–Class A	940	70,801
Kao Corp.	2,300	72,408
L’Oreal SA	1,080	189,662
Shiseido Co., Ltd.	1,600	25,730

		416,807

TOBACCO–0.5%
Altria Group, Inc.	7,310	280,631
British American Tobacco PLC	8,392	450,433
Imperial Tobacco Group PLC	4,350	168,641
Japan Tobacco, Inc.	4,912	159,830
Lorillard, Inc.	1,340	67,911
Philip Morris International, Inc.	5,900	514,067
Reynolds American, Inc.	1,135	56,739
Swedish Match AB	831	26,718

		1,724,970

		12,376,658

ENERGY–2.6%
ENERGY EQUIPMENT & SERVICES–0.4%
Aker Solutions ASA	1,244	22,272
AMEC PLC	1,606	28,996
Baker Hughes, Inc.	1,610	88,969
Cameron International Corp.(a)	870	51,791
CGG SA(a)	1,620	28,115
Diamond Offshore Drilling, Inc.	240	13,661
Ensco PLC–Class A	850	48,603
FMC Technologies, Inc.(a)	860	44,901
Fugro NV	538	32,092
Halliburton Co.	3,090	156,817
Helmerich & Payne, Inc.	385	32,371
Nabors Industries Ltd.	915	15,546
National Oilwell Varco, Inc.	1,555	123,669
Noble Corp. PLC	925	34,660
Petrofac Ltd.	697	14,127
Rowan Cos., PLC(a)	455	16,089
Saipem SpA	1,479	31,718
Schlumberger Ltd.	4,835	435,682
Seadrill Ltd.	1,676	68,690
Subsea 7 SA	1,066	20,436
Technip SA	267	25,702
Tenaris SA	1,269	27,652
Transocean Ltd. (Zurich)	1,255	61,419
Transocean Ltd.	1,250	61,775
WorleyParsons Ltd.	885	13,165

		1,498,918

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

FINANCIAL DATA & SYSTEMS–0.0%
Alliance Data Systems Corp.(a)	180	$47,327

MULTI-FAMILY–0.0%
Deutsche Wohnen AG	1,334	25,759

OIL, GAS & CONSUMABLE FUELS–2.2%
Anadarko Petroleum Corp.	1,845	146,345
Apache Corp.	1,445	124,183
BG Group PLC	15,199	327,057
BP PLC	84,788	687,132
Cabot Oil & Gas Corp.	1,540	59,690
Caltex Australia Ltd.	1,410	25,339
Chesapeake Energy Corp.	1,845	50,073
Chevron Corp.	7,080	884,363
ConocoPhillips	4,470	315,806
Consol Energy, Inc.	840	31,954
Delek Group Ltd.	5	1,910
Denbury Resources, Inc.(a)	1,310	21,523
Devon Energy Corp.	1,370	84,762
ENI SpA	11,360	274,499
EOG Resources, Inc.	1,005	168,679
EQT Corp.	540	48,481
Exxon Mobil Corp.	16,037	1,622,944
Galp Energia SGPS SA	1,550	25,403
Hess Corp.	1,040	86,320
Idemitsu Kosan Co., Ltd.	1,200	27,319
Inpex Corp.	4,000	51,305
JX Holdings, Inc.	10,000	51,495
Kinder Morgan, Inc./DE	2,425	87,300
Koninklijke Vopak NV	502	29,388
Lundin Petroleum AB(a)	856	16,658
Marathon Oil Corp.	2,555	90,192
Marathon Petroleum Corp.	1,112	102,004
Murphy Oil Corp.	655	42,496
Neste Oil Oyj(b)	572	11,312
Newfield Exploration Co.(a)	470	11,576
Noble Energy, Inc.	1,300	88,543
Occidental Petroleum Corp.	2,950	280,545
OMV AG	658	31,492
Origin Energy Ltd.	4,903	61,791
Peabody Energy Corp.	945	18,456
Phillips 66	2,210	170,457
Pioneer Natural Resources Co.	515	94,796
QEP Resources, Inc.	625	19,156
Range Resources Corp.	600	50,586
Repsol SA	3,820	96,391
Royal Dutch Shell PLC–Class A	16,959	607,781
Royal Dutch Shell PLC–Class B	11,041	416,468
Santos Ltd.	4,317	56,578
Southwestern Energy Co.(a)	1,245	48,966
Spectra Energy Corp.	2,435	86,735
Statoil ASA	4,983	121,169
Tesoro Corp.	475	27,788
TonenGeneral Sekiyu KK(b)	2,000	18,352
Total SA	9,552	586,296
Tullow Oil PLC	4,387	62,263

Valero Energy Corp.	1,975	$99,540
Williams Cos., Inc. (The)	2,505	96,618
Woodside Petroleum Ltd.	2,943	102,500
WPX Energy, Inc.(a)	695	14,164

		8,764,939

		10,336,943

MATERIALS–1.7%
CHEMICALS–0.9%
Air Liquide SA	1,392	197,015
Air Products & Chemicals, Inc.	770	86,071
Air Water, Inc.	1,000	13,553
Airgas, Inc.	240	26,844
Akzo Nobel NV	704	54,592
Arkema SA	450	52,541
Asahi Kasei Corp.	6,000	47,063
BASF SE	4,101	437,716
CF Industries Holdings, Inc.	240	55,930
Croda International PLC	549	22,379
Dow Chemical Co. (The)	4,425	196,470
Eastman Chemical Co.	580	46,806
Ecolab, Inc.	990	103,227
EI du Pont de Nemours & Co.	3,395	220,573
EMS-Chemie Holding AG	109	38,867
FMC Corp.	480	36,221
Givaudan SA(a)	37	52,931
Hitachi Chemical Co., Ltd.	900	14,353
Incitec Pivot Ltd.	7,611	18,258
International Flavors & Fragrances, Inc.	300	25,794
Israel Chemicals Ltd.	1,432	11,944
Israel Corp., Ltd. (The)(a)	16	8,425
Johnson Matthey PLC	915	49,788
JSR Corp.	800	15,506
K&S AG(b)	1,472	45,356
Kansai Paint Co., Ltd.	1,000	14,788
Kuraray Co., Ltd.	1,000	11,937
Lanxess AG	509	34,011
Linde AG	827	173,162
LyondellBasell Industries NV–Class A	1,599	128,368
Mitsubishi Chemical Holdings Corp.	6,000	27,766
Mitsubishi Gas Chemical Co., Inc.	2,000	14,743
Monsanto Co.	1,940	226,107
Mosaic Co. (The)	1,230	58,142
Nippon Paint Co., Ltd.	1,000	16,638
Nitto Denko Corp.	600	25,371
Orica Ltd.	2,259	48,306
PPG Industries, Inc.	550	104,313
Praxair, Inc.	1,090	141,733
Sherwin-Williams Co. (The)	315	57,802
Shin-Etsu Chemical Co., Ltd.	1,800	105,281
Showa Denko KK	7,000	9,928
Sigma-Aldrich Corp.	455	42,775
Sika AG	6	21,381
Solvay SA	236	37,352

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Sumitomo Chemical Co., Ltd.	7,000	$27,474
Syngenta AG	416	165,858
Teijin Ltd.	5,000	11,137
Toray Industries, Inc.	7,000	48,489
Umicore SA	509	23,783
Yara International ASA	541	23,332

		3,478,200

CONSTRUCTION MATERIALS–0.1%
CRH PLC	3,257	82,539
Fletcher Building Ltd.	3,064	21,471
HeidelbergCement AG	440	33,411
Holcim Ltd.(a)	816	61,008
James Hardie Industries PLC	3,449	40,028
Lafarge SA	832	62,450
Taiheiyo Cement Corp.	5,000	19,229
Vulcan Materials Co.	465	27,630

		347,766

CONTAINERS & PACKAGING–0.1%
Amcor Ltd./Australia	5,378	50,799
Avery Dennison Corp.	335	16,814
Ball Corp.	510	26,347
Bemis Co., Inc.	330	13,517
MeadWestvaco Corp.	620	22,897
Orora Ltd.(a)	5,378	5,570
Owens-Illinois, Inc.(a)	560	20,037
Rexam PLC	3,528	31,040
Sealed Air Corp.	690	23,494
Toyo Seikan Group Holdings Ltd.	1,700	36,598

		247,113

METALS & MINING–0.6%
Alcoa, Inc.	3,920	41,670
Allegheny Technologies, Inc.	385	13,718
Anglo American PLC	6,223	136,192
Antofagasta PLC	1,060	14,532
ArcelorMittal (Euronext Amsterdam)	8,908	159,116
BHP Billiton Ltd.	14,341	488,927
BHP Billiton PLC	9,431	292,643
Boliden AB	1,652	25,328
Cliffs Natural Resources, Inc.(b)	530	13,891
Fortescue Metals Group Ltd.	6,938	36,243
Freeport-McMoRan Copper & Gold, Inc.	3,775	142,468
Fresnillo PLC	1,459	18,141
Glencore Xstrata PLC(a)	47,381	246,502
Hitachi Metals Ltd.	1,000	14,149
Iluka Resources Ltd.	2,008	15,560
JFE Holdings, Inc.	2,200	52,426
Kobe Steel Ltd.(a)	12,000	20,573
Mitsubishi Materials Corp.	7,000	25,875
Newcrest Mining Ltd.	2,055	14,431
Newmont Mining Corp.	1,795	41,339
Nippon Steel & Sumitomo Metal Corp.	34,000	114,029

Norsk Hydro ASA	6,514	$29,140
Nucor Corp.	1,160	61,921
Randgold Resources Ltd.	390	24,524
Rio Tinto Ltd.	1,946	119,109
Rio Tinto PLC	5,676	320,749
Sumitomo Metal Mining Co., Ltd.	2,000	26,207
ThyssenKrupp AG(a)	1,305	31,822
United States Steel Corp.(b)	530	15,635
Voestalpine AG	442	21,240

		2,578,100

PAPER & FOREST PRODUCTS–0.0%
International Paper Co.	1,615	79,183
OJI Holdings Corp.	4,000	20,518
Stora Enso Oyj–Class R	2,457	24,690
UPM-Kymmene Oyj	2,358	39,992

		164,383

		6,815,562

TELECOMMUNICATION SERVICES–1.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–0.8%
AT&T, Inc.	19,328	679,573
Belgacom SA	795	23,526
Bezeq The Israeli Telecommunication Corp., Ltd.	7,158	12,139
BT Group PLC	35,190	221,906
CenturyLink, Inc.	2,140	68,159
Deutsche Telekom AG	12,543	216,118
Elisa Oyj	635	16,825
Frontier Communications Corp.(b)	3,660	17,019
HKT Trust/HKT Ltd.	18,882	18,707
Iliad SA	163	33,397
Inmarsat PLC	1,541	19,321
Koninklijke KPN NV(a)	2,757	8,908
Nippon Telegraph & Telephone Corp.	1,900	102,335
Orange SA	8,280	102,797
Portugal Telecom SGPS SA	2,560	11,145
Singapore Telecommunications Ltd.	36,000	104,096
Swisscom AG	104	54,963
TDC A/S	3,390	32,883
Telecom Corp. of New Zealand Ltd.	6,995	13,278
Telecom Italia SpA (ordinary shares)	64,157	63,974
Telecom Italia SpA (savings shares)	16,898	13,259
Telefonica SA	18,290	299,055
Telekom Austria AG	1,044	7,905
Telenor ASA	2,746	65,612
TeliaSonera AB	10,613	88,517

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Telstra Corp., Ltd.	20,376	$95,637
Verizon Communications, Inc.	10,495	515,724
Vivendi SA	4,619	121,837
Windstream Holdings, Inc.(b)	2,175	17,357
Ziggo NV	1,595	72,936

		3,118,908

WIRELESS TELECOMMUNICATION SERVICES–0.4%
Crown Castle International Corp.(a)	1,220	89,585
KDDI Corp.	2,403	148,061
Millicom International Cellular SA	641	63,873
NTT DoCoMo, Inc.	6,800	111,971
Softbank Corp.	4,300	377,328
StarHub Ltd.	4,000	13,635
Vodafone Group PLC	217,360	855,788

		1,660,241

		4,779,149

UTILITIES–1.0%
ELECTRIC UTILITIES–0.5%
American Electric Power Co., Inc.	1,775	82,963
Cheung Kong Infrastructure Holdings Ltd.	7,000	44,384
Chubu Electric Power Co., Inc.	2,900	37,491
Chugoku Electric Power Co., Inc. (The)	1,300	20,241
CLP Holdings Ltd.	5,000	39,547
Contact Energy Ltd.	2,149	9,074
Duke Energy Corp.	2,582	178,184
Edison International	1,165	53,940
EDP–Energias de Portugal SA	8,962	32,918
Electricite de France	1,042	36,863
Enel SpA	29,393	128,253
Entergy Corp.	625	39,544
Exelon Corp.	3,097	84,827
FirstEnergy Corp.	1,535	50,624
Fortum Oyj	1,983	45,367
Hokkaido Electric Power Co., Inc.(a)(b)	1,800	20,714
Hokuriku Electric Power Co.	1,600	21,729
Iberdrola SA	21,215	135,389
Kansai Electric Power Co., Inc. (The)(a)	3,100	35,679
Kyushu Electric Power Co., Inc.(a)	1,900	24,266
NextEra Energy, Inc.	1,595	136,564
Northeast Utilities	1,160	49,172
Pepco Holdings, Inc.	890	17,026
Pinnacle West Capital Corp.	385	20,374
Power Assets Holdings Ltd.	3,500	27,884
PPL Corp.	2,295	69,057
Red Electrica Corp. SA(b)	483	32,245
Shikoku Electric Power Co., Inc.(a)(b)	700	10,497

Southern Co. (The)	3,210	$131,963
SP AusNet	12,753	14,201
SSE PLC	4,306	97,850
Tohoku Electric Power Co., Inc.(a)	1,400	15,771
Tokyo Electric Power Co., Inc.(a)	5,500	27,099
Xcel Energy, Inc.	1,820	50,851

		1,822,551

GAS UTILITIES–0.1%
AGL Resources, Inc.	398	18,797
APA Group	2,828	15,178
Enagas SA	853	22,282
Gas Natural SDG SA	1,513	38,943
Hong Kong & China Gas Co., Ltd.	29,400	67,654
ONEOK, Inc.	770	47,879
Osaka Gas Co., Ltd.	8,000	31,421
Snam SpA	6,059	33,866
Toho Gas Co., Ltd.	2,000	9,736
Tokyo Gas Co., Ltd.	11,000	54,216

		339,972

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
AES Corp./VA	2,385	34,606
Electric Power Development Co., Ltd.	500	14,579
Enel Green Power SpA	25,579	64,352
NRG Energy, Inc.	1,140	32,741

		146,278

MULTI-UTILITIES–0.4%
AGL Energy Ltd.	3,037	40,826
Ameren Corp.	860	31,098
CenterPoint Energy, Inc.	1,545	35,813
Centrica PLC	23,112	133,278
CMS Energy Corp.	970	25,967
Consolidated Edison, Inc.	1,080	59,703
Dominion Resources, Inc./VA	2,135	138,113
DTE Energy Co.	620	41,162
E.ON SE	8,042	148,680
GDF Suez	5,926	139,376
Integrys Energy Group, Inc.	300	16,323
National Grid PLC	16,377	214,198
NiSource, Inc.	1,105	36,332
PG&E Corp.	1,625	65,455
Public Service Enterprise Group, Inc.	1,855	59,434
RWE AG	2,185	80,056
SCANA Corp.	495	23,230
Sempra Energy	860	77,194
Suez Environnement Co.	1,324	23,743
TECO Energy, Inc.	725	12,499
United Utilities Group PLC	2,853	31,764
Veolia Environnement SA	1,552	25,348
Wisconsin Energy Corp.	800	33,072

		1,492,664

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

WATER UTILITIES–0.0%
Severn Trent PLC	1,196	$33,814

		3,835,279

PRODUCER DURABLES–0.0%
REGIONAL MALL–0.0%
General Growth Properties, Inc.	1,944	39,016

Total Common Stocks (cost $94,889,049)		119,639,731

	Principal Amount (000)
GOVERNMENTS– TREASURIES–23.2%
UNITED STATES–23.2%
U.S. Treasury Bonds 2.75%, 8/15/42	$775	614,067
3.125%, 11/15/41-2/15/43	2,825	2,428,052
3.50%, 2/15/39	152	143,141
3.625%, 8/15/43	1,735	1,638,491
3.75%, 8/15/41	220	214,466
3.875%, 8/15/40	280	280,087
4.25%, 5/15/39	240	255,937
4.375%, 11/15/39-5/15/41	1,258	1,366,635
4.50%, 8/15/39	220	243,856
4.75%, 2/15/37-2/15/41	266	306,049
5.375%, 2/15/31	650	796,555
6.00%, 2/15/26	134	171,059
6.25%, 8/15/23-5/15/30	724	960,751
6.875%, 8/15/25	325	442,508
7.25%, 5/15/16-8/15/22	883	1,172,263
7.50%, 11/15/16	92	109,624
7.625%, 2/15/25	55	78,573
8.00%, 11/15/21	123	170,855
U.S. Treasury Notes 0.25%, 12/15/14-7/31/15	10,970	10,974,296
0.375%, 11/15/14-4/15/15	3,350	3,357,657
0.50%, 7/31/17	1,540	1,507,635
0.75%, 2/28/18-3/31/18	5,625	5,470,733
0.875%, 11/30/16-4/30/17	2,315	2,316,104
1.00%, 9/30/16-5/31/18	5,000	4,953,061
1.25%, 8/31/15-4/30/19	3,360	3,328,152
1.375%, 11/30/15-2/28/19	13,322	13,461,448
1.625%, 8/15/22-11/15/22	2,090	1,891,971
1.75%, 7/31/15-5/15/23	6,350	6,328,513
1.875%, 10/31/17	1,100	1,127,500
2.00%, 4/30/16-2/15/23	3,760	3,592,491
2.125%, 12/31/15-8/15/21	825	826,453
2.25%, 1/31/15-11/30/17	739	764,533
2.375%, 7/31/17	416	434,374
2.50%, 3/31/15-8/15/23	1,653	1,597,473
2.625%, 1/31/18-11/15/20	2,010	2,073,532
2.75%, 5/31/17-2/15/19	2,665	2,812,992
3.00%, 2/28/17	889	947,341
3.125%, 10/31/16-5/15/21	1,111	1,176,102
3.25%, 7/31/16(c)	1,147	1,224,871

3.375%, 11/15/19	$1,055	$1,134,784
3.625%, 2/15/20-2/15/21	1,425	1,548,282
3.75%, 11/15/18	5,100	5,596,852

Total Governments–Treasuries (cost $92,219,916)		89,840,119

	Shares
INVESTMENT COMPANIES–7.3%
FUNDS AND INVESTMENT TRUSTS–7.3%
iShares Core MSCI Emerging Markets ETF	244,960	12,201,457
iShares MSCI EAFE ETF	40,137	2,691,587
SPDR S&P 500 ETF Trust	29,825	5,507,783
Vanguard REIT ETF	124,400	8,031,264

Total Investment Companies (cost $28,143,222)		28,432,091

	Notional Amount (000)
OPTIONS PURCHASED–PUTS–0.1%
SWAPTIONS–0.1%
IRS Swaption, Morgan Stanley Capital Services LLC, Expiration: May 2014, Pay 3.14%, Receive 3-month LIBOR (BBA)(a)	2,710	59,563
IRS Swaption, JPMorgan Chase Bank NA, Expiration: May 2014, Pay 3.12%, Receive 3-month LIBOR (BBA)(a)	2,510	60,299
IRS Swaption, Citibank NA, Expiration: May 2014, Pay 3.95%, Receive 3-month LIBOR (BBA)(a)	1,730	64,885
IRS Swaption, Deutsche Bank AG New York, Expiration: May 2014, Pay 1.95%, Receive 3-month LIBOR (BBA)(a)	7,770	90,362

Total Options Purchased–Puts (premiums paid $171,126)		275,109

	Shares
RIGHTS–0.0%
ENERGY–0.0%
OIL, GAS & CONSUMABLE FUELS–0.0%
Repsol SA, expiring 1/15/14(a)	3,820	2,607

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–36.9%
INVESTMENT COMPANIES–36.9%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(d)* (cost $143,077,599)	143,077,599	$143,077,599

Total Investments Before Security Lending Collateral for Securities Loaned–98.3% (cost $358,503,410)		381,267,256

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.3%
INVESTMENT COMPANIES–0.3%
AllianceBernstein Exchange Reserves–Class I, 0.07%(d) (Cost $1,053,809)	1,053,809	$1,053,809

TOTAL INVESTMENTS–98.6% (cost $359,557,219)		382,321,065
Other assets less liabilities–1.4%		5,466,832

NET ASSETS–100.0%		$387,787,897

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	314	March 2014	$12,763,129	$13,425,615	$662,486
FTSE 100 Index Futures	65	March 2014	6,967,117	7,208,971	241,854
Mini MSCI EAFE Futures	2	March 2014	182,335	191,780	9,445
Russell 2000 Mini Futures	60	March 2014	6,762,457	6,968,400	205,943
S&P 500 E Mini Futures	267	March 2014	24,022,344	24,578,685	556,341
S&P Mid Cap 400 E Mini Futures	80	March 2014	10,461,675	10,715,200	253,525
SPI 200 Futures	16	March 2014	1,809,413	1,899,377	89,964
TOPIX Index Futures	99	March 2014	11,676,021	12,244,564	568,543
U.S. T-Note 10 Yr (CBT) Futures	152	March 2014	19,039,125	18,703,125	(336,000)
U.S. Ultra Bond (CBT) Futures	41	March 2014	5,631,426	5,586,250	(45,176)

Sold Contracts
Hang Seng Index Futures	7	January 2014	1,041,523	1,053,164	(11,641)

					$2,195,284

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	3,897	EUR	2,849	3/18/14	$22,334
Barclays Bank PLC Wholesale	USD	296	CHF	264	3/18/14	(281)
Barclays Bank PLC Wholesale	USD	425	EUR	318	3/18/14	12,487
Barclays Bank PLC Wholesale	USD	812	SEK	5,306	3/18/14	11,958
BNP Paribas SA	JPY	270,747	USD	2,703	3/18/14	131,426
Credit Suisse International	GBP	2,219	USD	3,625	3/18/14	(48,091)
Credit Suisse International	USD	1,439	CHF	1,288	3/18/14	5,441
Credit Suisse International	USD	702	GBP	430	3/18/14	9,894
Credit Suisse International	USD	772	JPY	78,510	3/18/14	(26,428)
HSBC Bank USA	USD	1,607	EUR	1,171	3/18/14	4,074

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland PLC	CAD	302	USD	283	3/18/14	$(550)
Royal Bank of Scotland PLC	USD	2,604	GBP	1,588	3/18/14	24,386
Standard Chartered Bank	GBP	233	USD	385	3/18/14	(858)
Standard Chartered Bank	JPY	38,320	USD	371	3/18/14	7,211
State Street Bank & Trust Co.	USD	352	CHF	322	3/18/14	8,848
State Street Bank & Trust Co.	USD	886	EUR	648	3/18/14	5,378
State Street Bank & Trust Co.	USD	487	GBP	304	3/18/14	16,286
State Street Bank & Trust Co.	USD	451	JPY	44,645	3/18/14	(27,281)
Westpac Banking Corp.	AUD	2,733	USD	2,424	3/18/14	(4,109)

						$152,125

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Agent/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$3,460	11/04/18	3 Month LIBOR	1.453%	$(37,302)
Citigroup Global Markets, Inc./(CME Group)	970	11/01/23	3 Month LIBOR	2.617%	(34,808)
Citigroup Global Markets, Inc./(CME Group)	1,220	11/05/23	3 Month LIBOR	2.760%	(28,610)
Citigroup Global Markets, Inc./(CME Group)	600	11/04/43	3 Month LIBOR	3.580%	(36,937)

					$(137,657)

TOTAL RETURN SWAPS (see Note D)

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	238	0.55%	$850	3/20/14	Deutsche Bank AG London	$24,042
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	237	0.55%	846	4/22/14	Deutsche Bank AG London	23,941
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	330	0.55%	1,179	4/22/14	Deutsche Bank AG London	33,336
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	340	0.55%	1,214	5/20/14	Deutsche Bank AG London	34,346

AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index (continued)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	38	0.55%	$136	7/18/14	Deutsche Bank AG London	$3,839
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	292	0.55%	1,043	7/18/14	Deutsche Bank AG London	29,497
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	256	0.58%	914	8/20/14	Deutsche Bank AG London	25,850
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	99	0.68%	354	8/20/14	Deutsche Bank AG London	9,984
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	18	0.68%	64	10/20/14	Deutsche Bank AG London	1,815
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	73	0.68%	261	10/20/14	Deutsche Bank AG London	7,362
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	181	0.68%	646	10/20/14	Deutsche Bank AG London	18,254
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	151	0.45%	539	1/15/14	JPMorgan Chase Bank, NA	15,273
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	330	0.17%	1,179	4/15/14	Morgan Stanley Capital Services, LLC	33,498
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	233	0.55%	832	5/15/14	UBS AG	23,537
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	49	0.72%	175	8/15/14	UBS AG	4,939
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	132	0.67%	471	10/15/14	UBS AG	13,314

DYNAMIC ASSET ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index (continued)
Receive	MSCI AC Far East Ex Japan Index	6,741	0.45%	$2,343	10/15/14	Bank of America, NA	$31,413
Receive	MSCI AC Far East Ex Japan Index	8,220	0.40%	2,857	11/17/14	Bank of America, NA	38,357
Receive	MSCI AC Far East Ex Japan Index	6,978	0.51%	2,425	12/15/14	Bank of America, NA	32,460
Receive	MSCI Emerging Markets Index	4,237	0.32%	1,717	8/5/14	Deutsche Bank AG London	22,027
Receive	Russell 2000 Total Return Index	109	0.02%	568	10/15/14	Bank of America, NA	22,668
Receive	Russell 2000 Total Return Index	30	1.00%	156	3/17/14	JPMorgan Chase Bank, NA	5,556
Receive	Russell 2000 Total Return Index	487	1.00%	2,537	2/18/14	UBS AG	101,640
Receive	Russell 2000 Total Return Index	65	1.00%	339	10/15/14	UBS AG	13,480

							$570,428

*	To obtain a copy of the fund’s financial statements, please go to the Securities Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $925,862.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AC—All Country

ASX—Australian Stock Exchange

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

EPRA—European Public Real Estate Association

AllianceBernstein Variable Products Series Fund

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

IRS—Interest Rate Swaption

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NAREIT—National Association of Real Estate Investment Trusts

REG—Registered Shares

REIT—Real Estate Investment Trust

RTP—Real Time Pricing

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $215,425,811)	$238,189,657	(a)
Affiliated issuers (cost $144,131,408—including investment of cash collateral for securities loaned of $1,053,809)	144,131,408
Cash at broker	4,258,121	(b)(c)
Foreign currencies, at value (cost $61,302)	61,602
Receivable for investment securities sold	3,846,013
Receivable for capital stock sold	1,581,900
Interest and dividends receivable	613,336
Unrealized appreciation on total return swaps	570,428
Unrealized appreciation of forward currency exchange contracts	259,723
Receivable for variation margin on futures	78,706

Total assets	393,590,894

LIABILITIES
Due to custodian	112,814
Payable for investment securities purchased	3,864,975
Payable for collateral received on securities loaned	1,053,809
Advisory fee payable	189,910
Cash collateral received from broker	150,000
Unrealized depreciation of forward currency exchange contracts	107,598
Distribution fee payable	77,199
Payable for capital stock redeemed	60,296
Payable for variation margin on centrally cleared interest rate swaps	24,233
Administrative fee payable	13,886
Transfer Agent fee payable	112
Accrued expenses	148,165

Total liabilities	5,802,997

NET ASSETS	$387,787,897

COMPOSITION OF NET ASSETS
Capital stock, at par	$33,202
Additional paid-in capital	346,448,842
Undistributed net investment income	737,363
Accumulated net realized gain on investment and foreign currency transactions	15,022,519
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	25,545,971

	$387,787,897

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$268,679	22,895	$11.74
B	$387,519,218	33,179,467	$11.68

(a)	Includes securities on loan with a value of $969,570 (see Note E).

(b)	An amount of $168,663 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at December 31, 2013.

(c)	An amount of $4,089,458 has been segregated to collateralize margin requirements for open futures outstanding at December 31, 2013.

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $94,027)	$2,482,161
Affiliated issuers	119,763
Interest	757,563
Securities lending income	40,266

3,399,753

EXPENSES
Advisory fee (see Note B)	2,061,530
Distribution fee—Class B	735,941
Transfer agency—Class A	2
Transfer agency—Class B	5,063
Custodian	286,281
Audit	58,219
Administrative	54,422
Legal	33,436
Printing	25,255
Directors’ fees	4,528
Miscellaneous	81,954

Total expenses	3,346,631
Less: expenses waived by the Adviser (see Note B)	(106,958)

Net expenses	3,239,673

Net investment income	160,080

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(964,528)
Futures	16,250,393
Options written	(44,625)
Swaps	672,152
Foreign currency transactions	138,971
Net change in unrealized appreciation/depreciation of:
Investments	15,173,021
Futures	1,770,695
Options written	(30,147)
Swaps	227,102
Foreign currency denominated assets and liabilities	124,314

Net gain on investment and foreign currency transactions	33,317,348

NET INCREASE IN NET ASSETS FROM OPERATIONS	$33,477,428

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$160,080	$163,817
Net realized gain on investment and foreign currency transactions	16,052,363	2,203,409
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,264,985	7,907,137

Net increase in net assets from operations	33,477,428	10,274,363
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(813)	(24)
Class B	(815,668)	(211,036)
Net realized gain on investment transactions
Class A	(794)	(10)
Class B	(1,125,059)	(97,401)
CAPITAL STOCK TRANSACTIONS
Net increase	135,563,246	149,294,486

Total increase	167,098,340	159,260,378
NET ASSETS
Beginning of period	220,689,557	61,429,179

End of period (including undistributed net investment income of $737,363 and $320,176, respectively)	$387,787,897	$220,689,557

See notes to financial statements.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

AllianceBernstein Variable Products Series Fund

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$10,018,112		$14,742,152		$–0	–	$24,760,264
Consumer Discretionary	7,821,774		6,880,978		–0	–	14,702,752
Industrials	6,765,711		7,508,601		–0	–	14,274,312
Information Technology	11,247,520		2,626,188		–0	–	13,873,708
Health Care	8,207,428		5,638,660		–0	–	13,846,088
Consumer Staples	6,008,422		6,368,236		–0	–	12,376,658
Energy	6,292,521		4,044,422		–0	–	10,336,943
Materials	2,123,307		4,692,255		–0	–	6,815,562
Telecommunication Services	1,445,030		3,334,119		–0	–	4,779,149
Utilities	1,799,874		2,035,405		–0	–	3,835,279
Producer Durables	39,016		–0	–	–0	–	39,016
Governments—Treasuries	–0	–	89,840,119		–0	–	89,840,119
Investment Companies	28,432,091		–0	–	–0	–	28,432,091
Options Purchased—Puts	–0	–	275,109		–0	–	275,109
Rights	2,607		–0	–	–0	–	2,607
Short-Term Investments	143,077,599		–0	–	–0	–	143,077,599
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,053,809		–0	–	–0	–	1,053,809

Total Investments in Securities	234,334,821		147,986,244		–0	–	382,321,065
Other Financial Instruments*:
Assets:
Futures	1,025,254		1,562,847		–0	–	2,588,101	#
Forward Currency Exchange Contracts	–0	–	259,723		–0	–	259,723
Total Return Swaps	–0	–	570,428		–0	–	570,428
Liabilities:
Futures	(381,176)		(11,641)		–0	–	(392,817	)#
Forward Currency Exchange Contracts	–0	–	(107,598)		–0	–	(107,598)
Centrally Cleared Interest Rate Swaps	–0	–	(137,657)		–0	–	(137,657	)#

Total^	$234,978,899		$150,122,346		$–0	–	$385,101,245

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .70% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85% and 1.10% of daily average net assets for Class A and Class B shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until April 1, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before April 1, 2012. This fee waiver and/or reimbursement will remain in effect until May 1, 2014 and then may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2013, the amount of such fees waived was $106,958.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $54,422.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)	Dividend Income (000)
$95,467	$193,873	$146,262	$143,078	$119

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $144,333, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$131,597,910	$70,430,457
U.S. government securities	60,532,259	17,320,824

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$359,741,490

Gross unrealized appreciation	$26,721,351
Gross unrealized depreciation	(4,141,776)

Net unrealized appreciation	$22,579,575

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.
The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2013, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of

AllianceBernstein Variable Products Series Fund

such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended December 31, 2013, the Portfolio held purchased options for hedging and non-hedging purposes. During the year ended December 31, 2013, the Portfolio held purchased swaptions for hedging purposes. During the year ended December 31, 2013, the Portfolio held written options for hedging and non-hedging purposes.

For the year ended December 31, 2013, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/12	913		$157,642
Options written	27,398		309,295
Options expired	–0	–	–0	–
Options bought back	(28,311)		(466,937)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/13	–0	–	$–0	–

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

AllianceBernstein Variable Products Series Fund

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2013, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2013, the Portfolio held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended December 31, 2013, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013 the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $63,293. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, $63,293 would be required to be posted by the Portfolio.

At December 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$381,176	*
Equity contracts	Receivable/Payable for variation margin on futures	$2,588,101	*	Receivable/Payable for variation margin on futures	11,641	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	259,723		Unrealized depreciation of forward currency exchange contracts	107,598
Interest rate contracts	Investments in securities, at value	275,109
Interest rate contracts				Receivable/Payable for variation margin on centrally cleared interest rate swaps	137,657	*
Equity contracts	Unrealized appreciation of total return swaps	570,428

Total		$3,693,361			$638,072

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(464,207)	$(326,622)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	16,714,600	2,097,317
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	75,288	123,088

AllianceBernstein Variable Products Series Fund

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$28,258	$103,983
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,236,776)	111,217
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(44,625)	(30,147)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(34,291)	(137,657)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	390,926	45,541
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	315,517	319,218

Total		$15,744,690	$2,305,938

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2013:

Futures:
Average original value of buy contracts	$90,827,684
Average original value of sale contracts	$1,145,911	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$21,259,578
Average principal amount of sale contracts	$13,261,987

Purchased Options:
Average monthly cost	$370,866	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$8,056,667	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$4,829,548	(c)

Total Return Swaps:
Average notional amount	$22,375,221

(a)	Positions were open for three months during the year.

(b)	Positions were open for eleven months during the year.

(c)	Positions were open for four months during the year.

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
Bank of America, NA*	$147,232	$–0	–	$–0	–	$–0	–	$147,232
Barclays Bank PLC Wholesale	24,445	(281)		–0	–	–0	–	24,164
BNP Paribas SA	131,426	–0	–	–0	–	–0	–	131,426
Citibank, NA	64,885	–0	–	–0	–	–0	–	64,885
Credit Suisse International	15,335	(15,335)		–0	–	–0	–	–0	–
Deutsche Bank AG London	324,655	–0	–	(150,000)		–0	–	174,655
Exchange-Traded Morgan Stanley & Co. LLC*	78,706	–0	–	–0	–	–0	–	78,706
HSBC Bank USA	4,074	–0	–	–0	–	–0	–	4,074
JPMorgan Chase Bank, NA	81,128	–0	–	–0	–	–0	–	81,128
Morgan Stanley Capital Services, LLC*	93,061	–0	–	–0	–	–0	–	93,061
Royal Bank of Scotland PLC	24,386	(550)		–0	–	–0	–	23,836
Standard Chartered Bank	7,211	(858)		–0	–	–0	–	6,353
State Street Bank & Trust Co.	30,512	(27,281)		–0	–	–0	–	3,231
UBS AG	156,910	–0	–	–0	–	–0	–	156,910

Total	$1,183,966	$(44,305)		$(150,000)		$–0	–	$989,661

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Cash Collateral Pledged		Securities Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$281	$(281)		$–0	–	$–0	–	$–0	–
Exchange-Traded Citigroup Global Markets, Inc./(CME Group)**	24,233	–0	–	(24,233)		–0	–	–0	–
Credit Suisse International	74,519	(15,335)		–0	–	–0	–	59,184
Royal Bank of Scotland PLC	550	(550)		–0	–	–0	–	–0	–
Standard Chartered Bank	858	(858)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	27,281	(27,281)		–0	–	–0	–	–0	–
Westpac Banking Corp.	4,109	–0	–	–0	–	–0	–	4,109

Total	$131,831	$(44,305)		$(24,233)		$–0	–	$63,293

*	Securities have been segregated to collateralize OTC derivatives outstanding at December 31, 2013.

**	In addition to the amounts reflected above, cash collateral has been posted for initial margin requirements for open futures and centrally cleared swaps outstanding at December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

AllianceBernstein Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $969,570 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,053,809. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $40,266 and $988 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$640	$32,826	$32,412	$1,054

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	21,276	1,563	$239,297	$15,829
Shares issued in reinvestment of dividends and distributions	138	1	1,526	13
Shares redeemed	(1,016)	(998,067)	(11,385)	(10,218,988)

Net increase (decrease)	20,398	(996,503)	$229,438	$(10,203,146)

Class B
Shares sold	15,088,582	17,210,237	$168,096,951	$174,568,892
Shares issued in reinvestment of dividends and distributions	175,631	30,508	1,940,727	308,437
Shares redeemed	(3,121,224)	(1,511,344)	(34,703,870)	(15,379,697)

Net increase	12,142,989	15,729,401	$135,333,808	$159,497,632

NOTE G: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of

DYNAMIC ASSET ALLOCATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objectives.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,548,285	$308,471
Net long-term capital gains	394,049	–0	–

Total taxable distributions paid	$1,942,334	$308,471

AllianceBernstein Variable Products Series Fund

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$10,229,636
Undistributed net capital gain	8,039,709
Accumulated capital and other losses	(21,594	)(a)
Unrealized appreciation/(depreciation)	23,072,425	(b)

Total accumulated earnings/(deficit)	$41,320,176	(c)

(a)	As of December 31, 2013, the Portfolio had cumulative deferred losses on straddles of $21,594.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), return of capital distributions received from underlying securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the tax deferral of dividend income from real estate investment trust (REIT) securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications and the tax treatment of swaps and passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

DYNAMIC ASSET ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,		April 1, 2011(a) to December 31, 2011
	2013	2012
Net asset value, beginning of period	$10.53	$9.75	$10.00

Income From Investment Operations
Net investment income (loss) (b)(c)	.03	(.01)	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	.81	(.28)

Net increase (decrease) in net asset value from operations	1.29	.80	(.25)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.04)	(.01)	–0	–

Total dividends and distributions	(.08)	(.02)	–0	–

Net asset value, end of period	$11.74	$10.53	$9.75

Total Return
Total investment return based on net asset value (d)	12.31%	8.22%	(2.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$269	$27	$9,742
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.85	%^
Expenses, before waivers/reimbursements	.89%	1.22%	2.53	%^
Net investment income (loss) (c)	.31%	(.14)%	.36	%^
Portfolio turnover rate	52%	51%	68%

See footnote summary on page 47.

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,		April 1, 2011(a) to December 31, 2011
	2013	2012
Net asset value, beginning of period	$10.49	$9.74	$10.00

Income From Investment Operations
Net investment income (b)(c)	.01	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25	.76	(.32)

Net increase (decrease) in net asset value from operations	1.26	.77	(.26)

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.01)	–0	–
Distributions from net realized gain on investment transactions	(.04)	(.01)	–0	–

Total dividends and distributions	(.07)	(.02)	–0	–

Net asset value, end of period	$11.68	$10.49	$9.74

Total Return
Total investment return based on net asset value (d)	12.04%	7.90%	(2.60)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$387,519	$220,663	$51,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10	%^
Expenses, before waivers/reimbursements	1.14%	1.29%	2.45	%^
Net investment income (c)	.05%	.12%	1.02	%^
Portfolio turnover rate	52%	51%	68%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Dynamic Asset Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Dynamic Asset Allocation Portfolio (one of the funds constituting the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period April 1, 2011 (commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Dynamic Asset Allocation Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period April 1, 2011 (commencement of operations) through December 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

2013 FEDERAL TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 32.18% of dividends paid qualify for the dividends received deduction.

DYNAMIC ASSET
ALLOCATION PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel J. Loewy(2), Vice President Vadim Zlotnikov (2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Dynamic Asset Allocation Team. Daniel J. Loewy and Vadim Zlotnikov are the investment professionals primarily responsible for the day-to-day management of the Portfolio’s portfolio.

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2006, and interim CEO 1999–2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	100	None

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

DYNAMIC ASSET ALLOCATION PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel J. Loewy 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Vadim Zlotnikov 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS,** with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”) at a meeting held on August 6-8, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for the fiscal period ended December 2011 and calendar year 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with

DYNAMIC ASSET ALLOCATION PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (April 2011 inception) was not profitable to it in 2011. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2012 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index, the Barclays Capital (BC) U.S. Treasury Index and its composite index (a 60%/40% blend of the MSCI World Index and the BC U.S. Treasury Index), in each case for the 1-year period ended May 31, 2013 and (in the case of comparison with the indices) the since inception period (April 2011 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period. It outperformed the BC U.S. Treasury Index in the 1-year period and the period since inception but lagged the MSCI World Index and its composite index in both periods. Based on their review, the directors concluded that the Portfolio’s performance in its short period of operations was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising other registered investment companies pursuing a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the AllianceBernstein Funds relative to institutional clients and sub-advised funds. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

AllianceBernstein Variable Products Series Fund

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The Adviser explained how it uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities. The directors concluded that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio.

The total expense ratio of the Portfolio reflected fee waivers and/or expense reimbursements as a result of an expense cap by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The information reviewed by the directors showed that, at the Portfolio’s current size, its contractual effective advisory fee rate of 70 basis points was the same as the Expense Group median. The directors noted that the administrative expense reimbursement was 3.5 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser pursuant to the Advisory Agreement was higher than the Expense Group median. The directors noted that the Portfolio’s total expense ratio, giving effect to a cap by the Adviser, was higher than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors also considered prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Dynamic Asset Allocation Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 06/30/13 ($MM)	Advisory Fee
Dynamic Asset Allocation Portfolio	$278.1	0.70% of Average Daily Net Assets

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $49,297 (0.035% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee evaluation was completed on July 25, 2013 and discussed with the Board of Directors on August 6-8, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Portfolio commenced operation on April 1, 2011.

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The agreement for such reimbursement is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/12)	Fiscal Year End
Dynamic Asset Allocation Portfolio	Class A 0.85%	1.22%	December 31
	Class B 1.10%	1.29%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed by the Portfolio for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2013 net assets:5

Portfolio	Net Assets 6/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	$278.1	Dynamic Balanced 0.50% on 1st $500 million 0.40% on the balance	0.400%	0.700%
		Minimum account size: $250m

The Adviser manages AllianceBernstein Dynamic All Market Fund—(“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as the Portfolio. The advisory fee schedule of Dynamic All Market Fund is set forth below.

Portfolio	AB Fund	Fee Schedule
Dynamic Asset Allocation Portfolio	Dynamic All Market Fund	0.60% (flat fee)

The Adviser manages the Sanford C. Bernstein Fund, Inc. Overlay Portfolios (the “Overlay Portfolios”), which utilize the Adviser’s dynamic asset allocation strategy. Unlike the Portfolio, the Overlay Portfolios are not designed as stand-alone investments and are used in conjunction with globally diversified Private Client portfolios.6 The advisory fee schedules of the Overlay Portfolios are set forth below.

Portfolio	Overlay Portfolio	Fee[7]
Dynamic Asset Allocation Portfolio	Overlay A Portfolio Tax-Aware Overlay A Portfolio	0.90% (flat rate)

	Overlay B Portfolio Tax-Aware Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% (flat rate)

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on June 30, 2013 net assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting. The other Overlay Portfolios are intended for use in Private Client accounts that have a higher fixed income weighting. The Overlay Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities as well as derivatives.

7	The advisory fees of each Overlay Portfolio are based on the percentage of each portfolio’s average daily net assets, not an aggregate of the assets in the portfolios shown.

AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Dynamic Asset Allocation Portfolio	Client #1	0.40% on 1st $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.395%	0.700%

	Client #2	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.354%	0.700%

	Client #3[8]	0.35% on first $400 million 0.30% on the balance	0.350%	0.700%

	Client #4	0.18% on first $500 million 0.15% on next $1 billion 0.12% on the balance	0.180%	0.700%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Portfolio’s contractual management fee10 estimated at the approximate current asset level of the Portfolio to the median of the Portfolio’s Lipper Expense Group (“EG”).11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper EG Median (%)	Lipper EG Rank
Dynamic Asset Allocation Portfolio	0.700	0.700	4/7

8	The client is an affiliate of the Adviser.

9

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. In addition, there are limitations in Lipper’s expense category data because different funds categorize expenses differently.

12	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.13

Portfolio	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Dynamic Asset Allocation Portfolio	0.856	0.730	5/7	0.734	6/9

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was positive for calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $347,719 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $901,573 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of approximately $1,385 from the Portfolio.15

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A total expense ratio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2010.

AllianceBernstein Variable Products Series Fund

The Portfolio did not effect any brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $435 billion as of June 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

DYNAMIC ASSET ALLOCATION PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1 year net performance ranking and return19 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended May 31, 2013.21

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Dynamic Asset Allocation Portfolio
1 year	13.82	16.78	16.64	6/7	7/9

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark for the periods ended May 31, 2013.22

	Periods Ending May 31, 2013 Annualized Net Performance (%)
	1 Year (%)	Since- Inception (%)
Dynamic Asset Allocation Portfolio	13.82	5.13
60% MSCI World Index / 40% Barclay’s Capital U.S. Treasury	15.56	6.48
MSCI World Index	27.77	6.87
Barclay’s Capital U.S. Treasury	–0.89	4.96
Inception Date: April 1, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. However, the Senior Officer recommended that the Directors discuss with the Adviser the proposed advisory fee schedule of the Portfolio, which lack potential for sharing economies of scale through breakpoints, should the Portfolio’s assets, which currently remain low, grow to a substantial level. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 5, 2013

19	The performance rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio shown was provided by Lipper.

20	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns shown in the table are for the Class A shares of the Portfolio. The performance returns for the Portfolio and the benchmark were provided by the Adviser.

VPS-DAA-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, the Adviser seeks to identify long-term secular growth trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. The Adviser normally considers a large universe of mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries. Under normal market conditions, the Portfolio invests significantly (at least 40%— unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index (net) for the one-, five- and 10-year periods ended December 31, 2013.

For the annual period, both share classes of the Portfolio outperformed the benchmark, helped by strong stock selection. The Portfolio’s holdings in the consumer discretionary and technology sectors benefited returns, as did an overweight in the consumer discretionary sector. Detracting from returns was stock selection in the financials sector and an underweight in the industrials sector.

The Portfolio did not employ leverage during this time period, but did employ derivatives for hedging purposes in the form of futures and written options, which had an immaterial impact on performance; and currencies and purchased options; which detracted from performance.

1

AllianceBernstein Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

The current rally in the global equity markets has been underpinned by excess liquidity in the financial system that has kept borrowing costs down and encouraged risk-taking. The monetary policy environment has begun to normalize as a result of the U.S. Federal Reserve’s decision to scale back its stimulus campaign, and the Global Thematic Growth Oversight Group (the “Team”) has begun to transition toward a phase where fundamentals will be the primary determinant of valuations. Thus, the Team believes companies will need to produce strong earnings growth in order to justify future stock performance.

The Team continues to investigate some of the most powerful long-term themes at work in the world. The Team combines this unique, top-down perspective with a search for companies possessing strong businesses with high growth rates that produce healthy returns on equity and whose valuations, in the Team’s view, do not adequately capture their upside potential.

2

DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI AC World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s net asset value (“NAV”).

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures and Risks continued on next page)

3

DISCLOSURES AND RISKS
(continued from previous page)	AllianceBernstein Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

HISTORICAL PERFORMANCE
THE PORTFOLIO VS. ITS BENCHMARK	AllianceBernstein Variable Products Series Fund

PERIODS ENDED DECEMBER 31, 2013 (unaudited)	NAV Returns
	1 Year	5 Years*	10 Years*
AllianceBernstein Global Thematic Growth Portfolio Class A**	23.26%	14.42%	3.96%
AllianceBernstein Global Thematic Growth Portfolio Class B**	22.93%	14.13%	3.71%
MSCI AC World Index (net)	22.80%	14.92%	7.17%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the annual period ended December 31, 2013, by 0.05%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99% and 1.24% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Thematic Growth Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the MSCI AC World Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

GLOBAL THEMATIC GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,199.90	$5.27	0.95%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.42	$4.84	0.95%

Class B
Actual	$1,000	$1,198.60	$6.65	1.20%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.16	$6.11	1.20%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Illumina, Inc.	$4,301,016	3.2%
Amazon.com, Inc.	4,236,346	3.2
Tencent Holdings Ltd.	3,178,303	2.4
Cie Financiere Richemont SA	2,607,322	1.9
Apple, Inc.	2,488,523	1.9
Schlumberger Ltd.	2,438,376	1.8
AIA Group Ltd.	2,430,168	1.8
Melco Crown Entertainment Ltd. (ADR)	2,371,633	1.8
Roche Holding AG	2,339,053	1.7
Diageo PLC	2,224,592	1.7

	$28,615,332	21.4%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$39,678,721	29.7%
Consumer Discretionary	25,986,422	19.5
Health Care	18,320,784	13.7
Consumer Staples	15,589,389	11.7
Financials	12,779,488	9.6
Energy	12,690,556	9.5
Telecommunication Services	2,679,101	2.0
Industrials	2,562,589	1.9
Materials	1,821,676	1.4
Short-Term Investments	1,301,417	1.0

Total Investments	$133,410,143	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2013	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S.$ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$72,471,903	54.3%
Hong Kong	8,798,772	6.6
Switzerland	8,112,527	6.1
Japan	6,017,789	4.5
United Kingdom	5,377,216	4.0
Brazil	4,768,610	3.6
France	4,658,794	3.5
China	3,178,303	2.4
Russia	3,097,041	2.3
India	2,615,796	2.0
Netherlands	2,042,507	1.5
Belgium	1,987,423	1.5
Singapore	1,839,737	1.4
Other	7,142,308	5.3
Short-Term Investments	1,301,417	1.0

Total Investments	$133,410,143	100.0%

*	All data are as of December 31, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Indonesia, Italy, Mexico, Philippines, Sweden and Taiwan.

8

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.9%

INFORMATION TECHNOLOGY–29.7%
COMMUNICATIONS EQUIPMENT–0.6%
CalAmp Corp.(a)	27,470	$768,336

COMPUTERS & PERIPHERALS–4.4%
Apple, Inc.	4,435	2,488,523
Silicon Graphics International Corp.(a)	134,402	1,802,331
Stratasys Ltd.(a)	12,190	1,641,993

		5,932,847

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
InvenSense, Inc.(a)(b)	65,860	1,368,571

INTERNET SOFTWARE & SERVICES–10.1%
Cornerstone OnDemand, Inc.(a)	35,745	1,906,639
eBay, Inc.(a)	22,170	1,216,911
Google, Inc.–Class A(a)	1,711	1,917,535
LinkedIn Corp.–Class A(a)	8,447	1,831,563
Tencent Holdings Ltd.	49,700	3,178,303
Yandex NV–Class A(a)	33,420	1,442,073
Yelp, Inc.(a)	29,316	2,021,338

		13,514,362

IT SERVICES–2.8%
QIWI PLC (Sponsored ADR)	29,553	1,654,968
Visa, Inc.–Class A	9,540	2,124,367

		3,779,335

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.4%
Avago Technologies Ltd.	23,250	1,229,692
MediaTek, Inc.	82,000	1,222,200
NVIDIA Corp.	81,778	1,310,084
NXP Semiconductor NV(a)	44,470	2,042,507

		5,804,483

SOFTWARE–6.4%
NetSuite, Inc.(a)	14,279	1,471,022
Red Hat, Inc.(a)	38,178	2,139,495
Salesforce.com, Inc.(a)	32,752	1,807,583
ServiceNow, Inc.(a)	21,160	1,185,172
Splunk, Inc.(a)	27,778	1,907,515

		8,510,787

		39,678,721

CONSUMER DISCRETIONARY–19.4%
AUTOMOBILES–2.1%
Harley-Davidson, Inc.	27,290	1,889,560
Nissan Motor Co., Ltd.	114,300	957,834

		2,847,394

Company	Shares	U.S. $ Value

DIVERSIFIED CONSUMER SERVICES–1.1%
Kroton Educacional SA	86,100	$1,432,780

HOTELS, RESTAURANTS & LEISURE–2.9%
Melco Crown Entertainment Ltd. (ADR)(a)	60,470	2,371,633
Yum! Brands, Inc.	20,000	1,512,200

		3,883,833

INTERNET & CATALOG RETAIL–4.7%
Amazon.com, Inc.(a)*	10,623	4,236,346
priceline.com, Inc.(a)	1,770	2,057,448

		6,293,794

MEDIA–1.0%
Walt Disney Co. (The)	18,150	1,386,660

MULTILINE RETAIL–1.4%
Lojas Renner SA	37,000	959,087
Matahari Department Store Tbk PT(a)	943,000	853,394

		1,812,481

SPECIALTY RETAIL–0.6%
Belle International Holdings Ltd.	731,000	849,248

TEXTILES, APPAREL & LUXURY GOODS–5.6%
Cie Financiere Richemont SA	26,100	2,607,322
NIKE, Inc.–Class B	28,120	2,211,357
Prada SpA	143,300	1,275,425
Samsonite International SA	456,400	1,386,128

		7,480,232

		25,986,422

HEALTH CARE–13.7%
BIOTECHNOLOGY–2.6%
Cepheid, Inc.(a)	40,997	1,915,380
Quintiles Transnational Holdings, Inc.(a)	32,858	1,522,639

		3,438,019

HEALTH CARE EQUIPMENT & SUPPLIES–3.0%
Elekta AB–Class B	75,660	1,157,834
Essilor International SA	16,040	1,706,773
Intuitive Surgical, Inc.(a)	2,993	1,149,552

		4,014,159

HEALTH CARE PROVIDERS & SERVICES–0.7%
Odontoprev SA	226,800	944,980

LIFE SCIENCES TOOLS & SERVICES–3.2%
Illumina, Inc.(a)	38,881	4,301,016

PHARMACEUTICALS–4.2%
Bristol-Myers Squibb Co.	37,190	1,976,649
Roche Holding AG	8,350	2,339,053

9

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares			U.S. $ Value

Sun Pharmaceutical Industries Ltd.		142,260		$1,306,908

				5,622,610

				18,320,784

CONSUMER STAPLES–11.7%
BEVERAGES–3.1%
Anheuser-Busch InBev NV		18,690		1,987,423
Diageo PLC		67,130		2,224,592

				4,212,015

FOOD & STAPLES RETAILING–0.5%
Raia Drogasil SA		109,500		685,985

FOOD PRODUCTS–4.6%
Danone		23,400		1,688,119
Mead Johnson Nutrition Co.–Class A		21,380		1,790,789
Nestle SA		21,920		1,606,517
Universal Robina Corp.		394,641		1,008,113

				6,093,538

HOUSEHOLD PRODUCTS–1.4%
Unicharm Corp.		31,900		1,820,167

PERSONAL PRODUCTS–1.2%
Estee Lauder Cos., Inc. (The)–Class A		21,600		1,626,912

TOBACCO–0.9%
British American Tobacco PLC		21,440		1,150,772

				15,589,389

FINANCIALS–9.6%
CAPITAL MARKETS–1.2%
UBS AG(a)		81,020		1,559,635

COMMERCIAL BANKS–2.2%
BOC Hong Kong Holdings Ltd.		548,500		1,761,595
Grupo Financiero Banorte SAB de CV–Class O		157,940		1,104,909

				2,866,504

DIVERSIFIED FINANCIAL SERVICES–1.5%
IntercontinentalExchange Group, Inc.		9,020		2,028,778

INSURANCE–1.8%
AIA Group Ltd.		482,800		2,430,168

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.9%
BR Malls Participacoes SA		103,400		745,778
Global Logistic Properties Ltd.		802,000		1,839,737

				2,585,515

THRIFTS & MORTGAGE FINANCE–1.0%
Housing Development Finance Corp.		101,230		1,308,888

				12,779,488

ENERGY–9.5%
ENERGY EQUIPMENT & SERVICES–5.4%
National Oilwell Varco, Inc.			20,120		$1,600,144
Oceaneering International, Inc.			24,070		1,898,642

Schlumberger Ltd.			27,060		2,438,376
Technip SA			13,130		1,263,902

					7,201,064

OIL, GAS & CONSUMABLE FUELS–4.1%
BG Group PLC			93,030		2,001,852
Concho Resources, Inc.(a)			16,470		1,778,760
Noble Energy, Inc.			25,090		1,708,880

					5,489,492

					12,690,556

TELECOMMUNICATION SERVICES–2.0%
WIRELESS TELECOMMUNICATION SERVICES–2.0%
Softbank Corp.			24,600		2,158,668
Tower Bersama Infrastructure Tbk PT(a)			1,090,500		520,433

					2,679,101

INDUSTRIALS–1.9%
MACHINERY–1.9%
FANUC Corp.			5,900		1,081,120
Proto Labs, Inc.(a)			20,813		1,481,469

					2,562,589

MATERIALS–1.4%
CHEMICALS–1.4%
Monsanto Co.			15,630		1,821,676

Total Common Stocks (cost $104,910,575)					132,108,726

			Principal Amount (000)
SHORT-TERM INVESTMENTS–1.0%
TIME DEPOSIT–1.0%
State Street Time Deposit 0.01%, 1/02/14 (cost $1,301,417)	U.S.$		1,301		1,301,417

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–99.9% (cost $106,211,992)					133,410,143

10

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.0%
INVESTMENT COMPANIES–1.0%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $1,350,130)	1,350,130		$1,350,130

TOTAL INVESTMENTS–100.9% (cost $107,562,122)		$134,760,273
Other assets less liabilities–(0.9)%		(1,177,182)

NET ASSETS–100.0%		$133,583,091

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	379	NOK	2,339	3/18/14	$5,071
BNP Paribas SA	USD	3,822	AUD	4,232	3/18/14	(61,582)
BNP Paribas SA	USD	1,129	JPY	115,975	3/18/14	(27,063)
Credit Suisse International	CHF	1,803	USD	2,031	3/18/14	8,977
Goldman Sachs Bank USA	HKD	47,282	USD	6,099	3/18/14	1,380
HSBC Bank USA	USD	1,987	GBP	1,227	3/18/14	44,198
State Street Bank & Trust Co.	USD	6,639	EUR	4,833	3/18/14	10,050
State Street Bank & Trust Co.	USD	348	SEK	2,283	3/18/14	6,222
UBS AG	CHF	859	USD	946	3/18/14	(17,877)
UBS AG	USD	3,414	GBP	2,082	3/18/14	32,253

						$1,629

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

*	Position, or a portion thereof has been segregated for collateral with counterparty. The aggregate market value of these securities amounted to $757,701.

Currency Abbreviations:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

11

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $106,211,992)	$133,410,143 (a)
Affiliated issuers (cost $1,350,130—investment of cash collateral for securities loaned)	1,350,130
Foreign currencies, at value (cost $251,250)	247,618
Unrealized appreciation of forward currency exchange contracts	108,151
Dividends and interest receivable	89,323
Receivable for capital stock sold	57,506

Total assets	135,262,871

LIABILITIES
Payable for collateral received on securities loaned	1,350,130
Unrealized depreciation of forward currency exchange contracts	106,522
Advisory fee payable	80,347
Audit fee payable	35,442
Printing fee payable	31,143
Distribution fee payable	20,353
Administrative fee payable	13,886
Payable for capital stock redeemed	13,164
Transfer Agent fee payable	112
Accrued expenses	28,681

Total liabilities	1,679,780

NET ASSETS	$133,583,091

COMPOSITION OF NET ASSETS
Capital stock, at par	$6,576
Additional paid-in capital	166,961,864
Distributions in excess of net investment income	(36,593)
Accumulated net realized loss on investment and foreign currency transactions	(60,546,820)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	27,198,064

$133,583,091

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$32,195,201	1,551,696	$20.75
B	$101,387,890	5,024,107	$20.18

(a)	Includes securities on loan with a value of $1,368,571 (see Note E).

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $29,284)	$1,077,936
Affiliated issuers	10,323
Interest	132
Securities lending income	448,856

$1,537,247

EXPENSES
Advisory fee (see Note B)	982,709
Distribution fee—Class B	235,491
Transfer agency—Class A	2,791
Transfer agency—Class B	7,396
Custodian	115,650
Administrative	54,101
Printing	39,733
Legal	31,805
Audit	30,346
Directors’ fees	4,519
Miscellaneous	11,991

Total expenses	1,516,532

Net investment income	20,715

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	11,857,113
Futures	25,167
Options written	(4,909)
Foreign currency transactions	(1,748,280)
Net change in unrealized appreciation/depreciation of:
Investments	16,782,225
Options written	8,213
Foreign currency denominated assets and liabilities	136,563

Net gain on investment and foreign currency transactions	27,056,092

NET INCREASE IN NET ASSETS FROM OPERATIONS	$27,076,807

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,715	$904,627
Net realized gain (loss) on investment and foreign currency transactions	10,129,091	(13,674,729)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	16,927,001	29,700,515

Net increase in net assets from operations	27,076,807	16,930,413
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(74,183)	–0	–
Class B	(19,394)	–0	–
Tax return of capital
Class A	(6,024)	–0	–
Class B	(1,575)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(25,487,404)	(26,013,414)

Total increase (decrease)	1,488,227	(9,083,001)
NET ASSETS
Beginning of period	132,094,864	141,177,865

End of period (including distributions in excess of net investment income of ($36,593) and ($172,224), respectively)	$133,583,091	$132,094,864

See notes to financial statements.

14

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Information Technology	$35,278,218		$4,400,503		$–0	–	$39,678,721
Consumer Discretionary	17,097,984		8,888,438		–0	–	25,986,422
Health Care	11,810,216		6,510,568		–0	–	18,320,784
Consumer Staples	4,103,686		11,485,703		–0	–	15,589,389
Financials	4,693,322		8,086,166		–0	–	12,779,488
Energy	9,424,802		3,265,754		–0	–	12,690,556
Telecommunication Services	–0	–	2,679,101		–0	–	2,679,101
Industrials	1,481,469		1,081,120		–0	–	2,562,589
Materials	1,821,676		–0	–	–0	–	1,821,676
Short-Term Investments	–0	–	1,301,417		–0	–	1,301,417
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,350,130		–0	–	–0	–	1,350,130

Total Investments in Securities	87,061,503		47,698,770	+	–0	–	134,760,273
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	–0	–	108,151		–0	–	108,151
Liabilities:
Forward Currency Exchange Contracts	–0	–	(106,522)		–0	–	(106,522)

Total^	$87,061,503		$47,700,399		$–0	–	$134,761,902

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

16

AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $54,101.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $248,709, of which $633 and $20, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$123,790,265		$151,691,396
U.S. government securities	–0	–	–0	–

18

AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$108,172,740

Gross unrealized appreciation	$30,068,545
Gross unrealized depreciation	(3,481,012)

Net unrealized appreciation	$26,587,533

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended December 31, 2013, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2013, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2013, the Portfolio held purchased options for hedging purposes. During the year ended December 31, 2013, the Portfolio held written options for hedging purposes.

For the year ended December 31, 2013, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/12	1,825		$20,440
Options written	–0	–	–0	–
Options expired	–0	–	–0	–
Options bought back	(1,825)		(20,440)
Options exercised	–0	–	–0	–

Options written outstanding as of 12/31/13	–0	–	$–0	–

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

20

AllianceBernstein Variable Products Series Fund

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $88,645. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, $88,645 would be required to be posted by the Portfolio.

At December 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$108,151	Unrealized depreciation of forward currency exchange contracts	$106,522

Total		$108,151		$106,522

The effect of derivative instruments on the statement of operations for the year ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$25,167	$–0	–
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(1,708,511)	137,983
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,697,704)	1,571,169
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(4,909)	8,213

Total		$(3,385,957)	$1,717,365

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2013:

Futures:
Average original value of buy contracts	$4,969,514	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$27,944,340
Average principal amount of sale contracts	$16,305,155	(b)
Purchased Options:
Average monthly cost	$418,513	(c)

(a)	Positions were open for less than one month during the year.

(b)	Positions were open for nine months during the year.

(c)	Positions were open for six months during the year.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$5,071	$–0	–	$–0	–	$5,071
Credit Suisse International	8,977	–0	–	–0	–	8,977
Goldman Sachs Bank USA	1,380	–0	–	–0	–	1,380
HSBC Bank USA	44,198	–0	–	–0	–	44,198
State Street Bank & Trust Co.	16,272	–0	–	–0	–	16,272
UBS AG	32,253	(17,877)		–0	–	14,376

Total	$108,151	$(17,877)		$–0	–	$90,274

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
BNP Paribas SA	$88,645	$–0	–	$–0	–	$88,645
UBS AG	17,877	(17,877)		–0	–	–0	–

Total	$106,522	$(17,877)		$–0	–	$88,645

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $1,368,571 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,350,130. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities

22

AllianceBernstein Variable Products Series Fund

lending income of $448,856 and $10,323 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$28,576	$86,343	$113,569	$1,350

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	144,991	206,409		$2,658,807	$3,436,905
Shares issued in reinvestment of dividends	4,357	–0	–	80,207	–0	–
Shares redeemed	(980,306)	(653,840)		(18,090,881)	(10,577,026)

Net decrease	(830,958)	(447,431)		$(15,351,867)	$(7,140,121)

Class B
Shares sold	638,321	754,582		$11,410,760	$12,036,869
Shares issued in reinvestment of dividends	1,169	–0	–	20,969	–0	–
Shares redeemed	(1,208,972)	(1,992,891)		(21,567,266)	(30,910,162)

Net decrease	(569,482)	(1,238,309)		$(10,135,537)	$(18,873,293)

NOTE G : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

23

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$93,577	$–0	–

Total taxable distributions	$93,577	$–0	–
Tax return of capital	7,599	–0	–

Total distributions paid	$101,176	$–0	–

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(59,972,547	)(a)
Unrealized appreciation/(depreciation)	26,587,198	(b)

Total accumulated earnings/(deficit)	$(33,385,349)

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $59,936,202. During the fiscal year, the Portfolio utilized $7,576,730 of capital loss carryforwards to offset current year net realized gains. At December 31, 2013, the Portfolio had a qualified late-year ordinary loss deferral of $36,345 which is deemed to arise on January 1, 2014.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $59,936,202 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$28,312,496	n/a	2016
18,800,560	n/a	2017
10,133,887	$2,689,259	No expiration

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of passive foreign investment companies (PFICs) and the disallowance of a net operating loss resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

24

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.88	$14.87	$19.47	$16.73	$10.90

Income From Investment Operations
Net investment income (a)	.04	.13	.02	.12	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.88	1.88	(4.52)	2.98	5.76
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.92	2.01	(4.50)	3.10	5.83

Less: Dividends and Distributions
Dividends from net investment income	(.05)	–0	–	(.10)	(.36)	–0	–
Tax return of capital	.00	(b)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	(.05)	–0	–	(.10)	(.36)	–0	–

Net asset value, end of period	$20.75	$16.88	$14.87	$19.47	$16.73

Total Return
Total investment return based on net asset value (c)*	23.26%	13.52%	(23.23)%	18.93%	53.49	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,195	$40,231	$42,094	$66,302	$65,358
Ratio to average net assets of:
Expenses	.98%	.99%	.94%	.99	%+	1.00%
Net investment income	.22%	.83%	.10%	.69	%+	.52%
Portfolio turnover rate	96%	152%	163%	117%	215%

See footnote summary on page 26.

25

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$16.42		$14.50		$18.99		$16.34		$10.67

Income From Investment Operations
Net investment income (loss) (a)	(.01)		.09		(.03)		.07		.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.77		1.83		(4.40)		2.90		5.63
Contributions from Adviser	–0	–	–0	–	–0	–	–0	–	.00	(b)

Net increase (decrease) in net asset value from operations	3.76		1.92		(4.43)		2.97		5.67

Less: Dividends and Distributions
Dividends from net investment income	.00	(b)	–0	–	(.06)		(.32)		–0	–
Tax return of capital	.00	(b)	–0	–	–0	–	–0	–	–0	–

Total dividends and distributions	.00	(b)	–0	–	(.06)		(.32)		–0	–

Net asset value, end of period	$20.18		$16.42		$14.50		$18.99		$16.34

Total Return
Total investment return based on net asset value (c)*	22.93%		13.24%		(23.41)%		18.58%		53.14	%†

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,388		$91,864		$99,084		$141,649		$141,536
Ratio to average net assets of:
Expenses	1.23%		1.24%		1.19%		1.24	%+	1.25%
Net investment income (loss)	(.06)%		.58%		(.14)%		.44	%+	.27%
Portfolio turnover rate	96%		152%		163%		117%		215%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.05%, 0.07%, 0.04%, 0.04% and 0.15%, respectively.

†	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Global Thematic Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Thematic Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Thematic Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

27

2013 FEDERAL TAX INFORMATION
(Unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

28

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer
Daniel C. Roarty(2), Vice President	Phyllis J. Clarke, Controller
Tassos M. Stassopoulos(2), Vice President Emilie D. Wrapp, Secretary	Vincent S. Noto, Chief Compliance Officer

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Messrs. Roarty and Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

29

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments , Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 to 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

31

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

32

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 42	Vice President	Senior Vice President of the Adviser**, and Technology Sector Head, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2009.

Tassos M. Stassopoulos 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

33

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/13 ($MIL)	Portfolio
Specialty	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$130.9	Global Thematic Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

34

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,432 (0.033% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Global Thematic Growth Portfolio	Class A 0.99%	December 31
Class B 1.24%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio	$130.9	Global Thematic Research Schedule	0.553%	0.750%
		0.80% on 1st $25m
		0.60% on next $25m
		0.50% on next $50m
		0.40% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

35

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Thematic Growth Fund, Inc. (“Global Thematic Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Global Thematic Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Global Thematic Growth Portfolio[7]	Global Thematic Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion	0.750%	0.750%
		0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for Thematic Research Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[8]
Thematic Research Growth Portfolio Class A	1.70%
Class I (Institutional)	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fees of AllianceBernstein Global Thematic Growth Fund, Inc. are based on the mutual fund’s net assets at the end of each quarter and are paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fees are based on the Portfolio’s average daily net assets and are paid on a monthly basis.

8	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

36

AllianceBernstein Variable Products Series Fund

expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12,13

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Global Thematic Growth Portfolio	0.750	0.796	4/10

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.15 The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Thematic Growth Portfolio	0.990	0.957	7/10	0.869	19/26

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $242,265 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $694,202 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	The Portfolio’s EG includes the Portfolio, three other variable insurance product (“VIP”) Global Growth funds (“GLGE”) and six VIP Global Core funds (“GLCE”).

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP GLGE and VIP GLCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

37

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

38

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2013.23

	Portfolio (%)		PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Thematic Growth Portfolio[24]
1 year	–	0.98	10.42	11.09	4/4	11/11
3 year		3.30	10.98	10.70	4/4	11/11
5 year		0.38	3.13	3.09	4/4	10/11
10 year		5.80	10.39	10.38	3/3	9/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)26 versus its benchmarks.27 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

							Volatility (%)	Sharpe (%)
Global Thematic Growth Portfolio[24]	–	0.98	3.30	0.38	5.80	4.23	24.63	0.12	5
MSCI AC World Index		9.29	9.38	1.39	9.12	N/A	21.18	0.15	5
MSCI World (Net) Index[25]		10.69	9.81	1.56	8.59	5.63	N/A	N/A	N/A
Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The Portfolio’s Lipper classification changed in 2009 from VA Science/Technology Funds to VA Global Growth as a result of changes to the Portfolio’s strategy.

25	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

27	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

28	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

39

VPS-GTG-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors. AllianceBernstein L.P. (the “Adviser”) seeks to identify companies or industries for which other investors have underestimated earnings potential—for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base or similar factors) that would cause a company to grow faster than market forecasts.

In managing the Portfolio, the Adviser allocates investments among broad sector groups and selects specific investments based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages. The Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes, and typically has substantial investments in both large-capitalization companies and mid-capitalization companies, and may also invest in small-capitalization companies.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2013.

All share classes of the Portfolio outperformed both the benchmark and the S&P 500 Index for the annual period. Versus the benchmark, stock selection was the leading driver of returns. Stock selection contributed most in the financials and consumer sectors. During the annual reporting period, the Portfolio altered its investment policies and is now emphasizing mid- and smaller-capitalization companies. Operational cash held during this transition period was the leading detractor from returns.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities rallied in 2013, driven by macroeconomic improvements in key developed countries and the accommodative monetary policies of major central banks. During the year, investors worried about how the U.S. Federal Reserve (the “Fed”) would rein in its asset purchase program—and how that would affect interest rates. Yet in December, stocks continued to rise after the Fed announced plans to taper the program by $10 billion a month. In the fourth quarter, solid data on jobs, consumer spending and housing provided fresh evidence that the U.S. economy was on the mend.

Despite new uncertainties and mixed macroeconomic signals, the Growth Investment Team believes the environment still appears favorable for stock pickers, as investors increasingly reward companies for their fundamental strengths.

1

GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein Growth Portfolio Class A**	34.01%	18.80%	6.95%
AllianceBernstein Growth Portfolio Class B**	33.72%	18.51%	6.69%
Russell 1000 Growth Index	33.48%	20.39%	7.83%
S&P 500 Index	32.39%	17.94%	7.41%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2013, by 0.06%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.06% and 1.31% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,224.60	$6.00	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.81	$5.45	1.07%

Class B
Actual	$1,000	$1,223.10	$7.40	1.32%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.55	$6.72	1.32%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$3,924,726	4.8%
Apple, Inc.	3,773,465	4.7
IntercontinentalExchange Group, Inc.	2,561,839	3.2
Biogen Idec, Inc.	2,500,965	3.1
Visa, Inc.—Class A	2,473,975	3.1
Schlumberger Ltd.	2,427,113	3.0
Gilead Sciences, Inc.	2,396,533	3.0
Cognizant Technology Solutions Corp.—Class A	2,113,511	2.6
Comcast Corp.—Class A	1,929,980	2.4
Boeing Co. (The)	1,786,654	2.2

	$25,888,761	32.1%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$19,188,335	23.6%
Consumer Discretionary	15,053,027	18.6
Health Care	14,879,456	18.3
Industrials	11,328,524	14.0
Consumer Staples	8,610,455	10.6
Financials	5,022,969	6.2
Energy	4,585,324	5.7
Short-Term Investments	2,461,234	3.0

Total Investments	$81,129,324	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

INFORMATION TECHNOLOGY–23.8%
COMPUTERS & PERIPHERALS–4.7%
Apple, Inc.	6,725	$3,773,465

INTERNET SOFTWARE & SERVICES–8.8%
eBay, Inc.(a)	27,530	1,511,122
Facebook, Inc.–Class A(a)	16,800	918,288
Google, Inc.–Class A(a)	3,502	3,924,726
LinkedIn Corp.–Class A(a)	3,450	748,063

		7,102,199

IT SERVICES–5.7%
Cognizant Technology Solutions Corp.–Class A(a)	20,930	2,113,511
Visa, Inc.–Class A	11,110	2,473,975

		4,587,486

SOFTWARE–4.6%
ANSYS, Inc.(a)	13,680	1,192,896
Aspen Technology, Inc.(a)	21,910	915,838
Cadence Design Systems, Inc.(a)	33,450	468,969
ServiceNow, Inc.(a)	7,150	400,472
TIBCO Software, Inc.(a)	33,230	747,010

		3,725,185

		19,188,335

CONSUMER DISCRETIONARY–18.7%
AUTOMOBILES–1.6%
Harley-Davidson, Inc.	18,590	1,287,172

DISTRIBUTORS–0.6%
LKQ Corp.(a)	14,330	471,457

HOTELS, RESTAURANTS & LEISURE–1.8%
Starbucks Corp.	18,170	1,424,346

INTERNET & CATALOG RETAIL–3.8%
Amazon.com, Inc.(a)	3,270	1,304,043
priceline.com, Inc.(a)	1,495	1,737,788

		3,041,831

LEISURE EQUIPMENT & PRODUCTS–0.8%
Polaris Industries, Inc.	4,630	674,313

MEDIA–5.4%
AMC Networks, Inc.–Class A(a)	8,329	567,288
Comcast Corp.–Class A	37,140	1,929,980
Liberty Media Corp.(a)	6,210	909,455
Viacom, Inc.–Class B	10,350	903,969

		4,310,692

SPECIALTY RETAIL–3.2%
Lowe’s Cos., Inc.	28,730	1,423,571
Lumber Liquidators Holdings, Inc.(a)	8,020	825,178
Tractor Supply Co.	4,610	357,644

		2,606,393

TEXTILES, APPAREL & LUXURY GOODS–1.5%
Michael Kors Holdings Ltd.(a)	10,197	827,895
NIKE, Inc.–Class B	5,200	408,928

		1,236,823

		15,053,027

HEALTH CARE–18.4%
BIOTECHNOLOGY–9.3%
Biogen Idec, Inc.(a)	8,940	2,500,965
Celgene Corp.(a)	6,480	1,094,861
Gilead Sciences, Inc.(a)	31,890	2,396,533
Quintiles Transnational Holdings, Inc.(a)	24,444	1,132,735
Vertex Pharmaceuticals, Inc.(a)	5,700	423,510

		7,548,604

HEALTH CARE EQUIPMENT & SUPPLIES–1.6%
HeartWare International, Inc.(a)	5,830	547,787
Intuitive Surgical, Inc.(a)	1,950	748,956

		1,296,743

HEALTH CARE PROVIDERS & SERVICES–3.1%
McKesson Corp.	8,260	1,333,164
UnitedHealth Group, Inc.	15,340	1,155,102

		2,488,266

LIFE SCIENCES TOOLS & SERVICES–1.3%
Illumina, Inc.(a)	9,730	1,076,333

PHARMACEUTICALS–3.1%
Allergan, Inc./United States	14,600	1,621,768
Bristol-Myers Squibb Co.	15,950	847,742

		2,469,510

		14,879,456

INDUSTRIALS–14.0%
AEROSPACE & DEFENSE–3.8%
Boeing Co. (The)	13,090	1,786,654
Precision Castparts Corp.	4,620	1,244,166

		3,030,820

AIR FREIGHT & LOGISTICS–0.9%
Expeditors International of Washington, Inc.	15,580	689,415

AIRLINES–1.9%
Copa Holdings SA–Class A	9,610	1,538,657

ELECTRICAL EQUIPMENT–1.0%
AMETEK, Inc.	15,670	825,339

INDUSTRIAL CONGLOMERATES–2.0%
Danaher Corp.	21,220	1,638,184

MACHINERY–1.0%
Parker Hannifin Corp.	6,560	843,878

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MARINE–0.7%
Kirby Corp.(a)	5,750	$570,687

PROFESSIONAL SERVICES–0.7%
Robert Half International, Inc.	13,130	551,329

ROAD & RAIL–0.8%
JB Hunt Transport Services, Inc.	8,200	633,860

TRADING COMPANIES & DISTRIBUTORS–1.2%
WW Grainger, Inc.	3,940	1,006,355

		11,328,524

CONSUMER STAPLES – 10.7%
BEVERAGES–1.0%
Monster Beverage Corp.(a)	11,620	787,487

FOOD & STAPLES RETAILING–4.0%
Costco Wholesale Corp.	13,260	1,578,073
CVS Caremark Corp.	23,370	1,672,591

		3,250,664

FOOD PRODUCTS–3.4%
Green Mountain Coffee Roasters, Inc.(a)(b)	10,380	784,520
Hershey Co. (The)	11,470	1,115,228
Mead Johnson Nutrition Co.–Class A	9,980	835,925

		2,735,673

PERSONAL PRODUCTS–0.7%
Estee Lauder Cos., Inc. (The)–Class A	7,900	595,028

TOBACCO–1.6%
Philip Morris International, Inc.	14,250	1,241,603

		8,610,455

FINANCIALS–6.2%
CAPITAL MARKETS–3.0%
Affiliated Managers Group, Inc.(a)	7,160	1,552,861
BlackRock, Inc.–Class A	2,870	908,269

		2,461,130

DIVERSIFIED FINANCIAL SERVICES–3.2%
IntercontinentalExchange Group, Inc.	11,390	2,561,839

		5,022,969

ENERGY–5.7%
ENERGY EQUIPMENT & SERVICES–3.9%
Oceaneering International, Inc.	9,430	743,838
Schlumberger Ltd.	26,935	2,427,113

		3,170,951

OIL, GAS & CONSUMABLE FUELS–1.8%
Antero Resources Corp.(a)	5,192	329,381
Noble Energy, Inc.	15,930	1,084,992

		1,414,373

		4,585,324

Total Common Stocks (cost $55,514,834)		78,668,090

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.1%
TIME DEPOSIT–3.1%
State Street Time Deposit 0.01%, 1/02/14 (cost $2,461,234)	$2,461	2,461,234

Total Investments Before Security Lending Collateral for Securities Loaned–100.6% (cost $57,976,068)		81,129,324

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.0%
INVESTMENT COMPANIES–1.0%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $799,260)	799,260	799,260

TOTAL INVESTMENTS–101.6% (cost $58,775,328)		81,928,584
Other assets less liabilities–(1.6)%		(1,285,328)

NET ASSETS–100.0%		$80,643,256

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

7

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $57,976,068)	$81,129,324	(a)
Affiliated issuers (cost $799,260—investment of cash collateral for securities loaned)	799,260
Cash	28,369
Foreign currencies, at value (cost $15,784)	16,542
Receivable for investment securities sold	320,034
Dividends and interest receivable	41,589
Receivable for capital stock sold	10,974

Total assets	82,346,092

LIABILITIES
Payable for collateral received on securities loaned	799,260
Payable for investment securities purchased	746,144
Advisory fee payable	48,912
Payable for capital stock redeemed	21,800
Administrative fee payable	13,885
Distribution fee payable	10,505
Transfer Agent fee payable	112
Accrued expenses	62,218

Total liabilities	1,702,836

NET ASSETS	$80,643,256

COMPOSITION OF NET ASSETS
Capital stock, at par	$2,652
Additional paid-in capital	56,180,398
Accumulated net realized gain on investment and foreign currency transactions	1,306,192
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	23,154,014

	$80,643,256

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,649,702	923,229	$31.03
B	$51,993,554	1,728,531	$30.08

(a)	Includes securities on loan with a value of $784,520 (see Note E).

See notes to financial statements.

8

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,011)	$723,435
Affiliated issuers	473
Interest	145
Securities lending income	3,696

727,749

EXPENSES
Advisory fee (see Note B)	567,821
Distribution fee—Class B	122,506
Transfer agency—Class A	2,183
Transfer agency—Class B	4,021
Custodian	75,899
Administrative	54,090
Audit	36,426
Legal	31,233
Printing	24,939
Directors’ fees	4,526
Miscellaneous	4,107

Total expenses	927,751

Net investment loss	(200,002)

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	11,065,461
Foreign currency transactions	4,583
Net change in unrealized appreciation/depreciation of:
Investments	11,286,928
Foreign currency denominated assets and liabilities	371

Net gain on investment and foreign currency transactions	22,357,343

NET INCREASE IN NET ASSETS FROM OPERATIONS	$22,157,341

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(200,002)	$88,999
Net realized gain on investment and foreign currency transactions	11,070,044	7,721,679
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,287,299	2,746,887

Net increase in net assets from operations	22,157,341	10,557,565
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(74,011)	(15,259)
Class B	(12,958)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(13,595,024)	(20,321,277)

Total increase (decrease)	8,475,348	(9,778,971)
NET ASSETS
Beginning of period	72,167,908	81,946,879

End of period (including undistributed net investment income of $–0– and $87,985, respectively)	$80,643,256	$72,167,908

See notes to financial statements.

10

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$78,668,090		$–0	–	$–0	–	$78,668,090
Short-Term Investments	–0	–	2,461,234		–0	–	2,461,234
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	799,260		–0	–	–0	–	799,260

Total Investments in Securities	79,467,350		2,461,234		–0	–	81,928,584
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$79,467,350		$2,461,234		$–0	–	$81,928,584

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

12

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

13

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $54,090.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $54,411, of which $513 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$46,913,234		$61,918,036
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$58,867,529

Gross unrealized appreciation	23,404,760
Gross unrealized depreciation	(343,705)

Net unrealized appreciation	$23,061,055

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

14

AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $784,520 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $799,260. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $3,696 and $473 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$1,398	$10,654	$11,253	$799

15

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012		Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	64,176	11,826		$1,713,830	$270,544
Shares issued in reinvestment of dividends	2,773	667		74,011	15,259
Shares redeemed	(230,016)	(437,480)		(6,162,190)	(9,789,368)

Net decrease	(163,067)	(424,987)		$(4,374,349)	$(9,503,565)

Class B
Shares sold	45,133	41,092		$1,138,194	$902,096
Shares issued in reinvestment of dividends	500	–0	–	12,958	–0	–
Shares redeemed	(403,357)	(534,612)		(10,371,827)	(11,719,808)

Net decrease	(357,724)	(493,520)		$(9,220,675)	$(10,817,712)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

16

AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012

Distributions paid from:
Ordinary income	$84,956	$15,259
Net long-term capital gains	2,013	–0	–

Total taxable distributions paid	$86,969	$15,259

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$1,398,394
Accumulated capital and other losses	–0	–(a)
Unrealized appreciation/(depreciation)	23,061,813	(b)

Total accumulated earnings/(deficit)	$24,460,207

(a)	During the fiscal year ended December 31, 2013, the Portfolio utilized $9,116,078 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the redesignation of dividends, return of capital distributions received from underlying securities, and the disallowance of a net operating loss resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized gain on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$23.22	$20.40	$20.15		$17.56	$13.19

Income From Investment Operations
Net investment income (loss) (a)	(.03)	.06	.03		.03	.04
Net realized and unrealized gain on investment and foreign currency transactions	7.92	2.77	.22		2.61	4.33

Net increase in net asset value from operations	7.89	2.83	.25		2.64	4.37

Less: Dividends
Dividends from net investment income	(.08)	(.01)	–0	–	(.05)	–0	–

Net asset value, end of period	$31.03	$23.22	$20.40		$20.15	$17.56

Total Return
Total investment return based on net asset value (b)*	34.01%	13.89%	1.24%		15.06%	33.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,650	$25,220	$30,833		$37,198	$37,948
Ratio to average net assets of:
Expenses	1.06%	1.06%	1.00%		1.00%+	1.06%
Net investment income (loss)	(.10)%	.27%	.17%		.15%+	.28%
Portfolio turnover rate	63%	83%	97%		121%	197%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013	2012		2011		2010	2009
Net asset value, beginning of period	$22.50	$19.81		$19.62		$17.10	$12.88

Income From Investment Operations
Net investment income (loss) (a)	(.09)	.01		(.02)		(.02)	.01
Net realized and unrealized gain on investment and foreign currency transactions	7.68	2.68		.21		2.55	4.21

Net increase in net asset value from operations	7.59	2.69		.19		2.53	4.22

Less: Dividends
Dividends from net investment income	(.01)	–0	–	–0	–	(.01)	–0	–

Net asset value, end of period	$30.08	$22.50		$19.81		$19.62	$17.10

Total Return
Total investment return based on net asset value (b)*	33.72%	13.58%		.97%		14.80%	32.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,993	$46,948		$51,114		$61,325	$63,368
Ratio to average net assets of:
Expenses	1.31%	1.31%		1.25%		1.25%+	1.31%
Net investment income (loss)	(.35)%	.03%		(.08)%		(.10 )%+	.04%
Portfolio turnover rate	63%	83%		97%		121%	197%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.06%, 0.28%, 0.07%, 0.22% and 0.41%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

20

2013 FEDERAL
TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller
Bruce K. Aronow(2), Vice President
Frank V. Caruso(2), Vice President	Vincent S. Noto, Chief Compliance Officer
John H. Fogarty, Vice President
Emilie D. Wrapp, Secretary

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Growth Investment Team, with oversight by the Adviser’s Investment Advisory Members. Messrs. Bruce K. Aronow, Frank V. Caruso and John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

23

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 to 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

25

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Frank V. Caruso 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

John H. Fogarty 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/13 ($MIL)	Portfolio
Growth	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$74.8	Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,841 (0.057% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 1.06%	December 31
Class B 1.31%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 03/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth Portfolio	$74.8	U.S. Growth Schedule 0.80% on 1st $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.567%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth Fund, Inc. (“Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth Portfolio	Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund A, B-Hedged/Unhedged	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank	Lipper EG Quintile
Growth Portfolio	0.750	0.750	7/14	3

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”).

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

29

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth Portfolio	1.061	0.880	14/14	0.796	71/72

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $126,305 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $410,046 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

30

AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2013.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth Portfolio
1 year	7.81	8.29	8.23	10/14	39/66
3 year	12.37	12.74	11.95	8/14	26/62
5 year	4.83	4.95	4.90	8/13	31/59
10 year	7.84	7.91	7.95	8/12	31/52

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Portfolio	13.67	14.49	3.7	7.84	8.95	16.57	0.43	10
Russell 1000 Growth Index	17.63	13.66	3.88	8.77	10.46	15.00	0.50	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

VPS-GTH-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Portfolio may invest in companies of any size and in any industry. The Portfolio also invests in high-quality securities of non-U.S. issuers.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2013.

For the annual period, both share classes of the Portfolio outperformed the benchmark, as an emphasis on companies with strong fundamentals was rewarded. Strong stock selection, particularly in the industrials and financials sectors, benefited returns. Sector allocation was also positive, as an underweight to the utilities sector, contributed. Detracting from returns was stock selection in the technology sector and cash holdings in a rising market.

The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite the solid gains made by U.S. equities in 2013, the Relative Value Investment Team (the “Team”) is taking a more conservative view going forward. While the Team remains constructive on the stock market, volatility is expected to increase.

The recent rally in the U.S. equity markets was underpinned by excess liquidity in the financial system that kept borrowing costs down and encouraged risk-taking. The Team believes that a transition has begun toward a phase where fundamentals are the primary determinant of valuations. Thus, companies will need to substantially grow their earnings to sustain their current valuations and continue their strong stock price performance.

Accordingly, the Team continued to identify companies meeting the Portfolio’s investment philosophy of relative-value discipline. Namely, to pursue attractively valued, well managed companies that deploy capital wisely, giving them capacity to generate free cash flow to pay dividends and enhance the value of company shares over the long term.

1

GROWTH & INCOME PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein Growth & Income Portfolio Class A**	34.96%	18.17%	7.03%
AllianceBernstein Growth & Income Portfolio Class B**	34.59%	17.84%	6.76%
Russell 1000 Value Index	32.53%	16.67%	7.58%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2013, by 0.08%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.60% and 0.85% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

GROWTH & INCOME PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,160.80	$3.27	0.60%
Hypothetical (5% annual return before expenses)	$1,000	$1,022.18	$3.06	0.60%

Class B
Actual	$1,000	$1,159.00	$4.63	0.85%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.92	$4.33	0.85%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Berkshire Hathaway, Inc.—Class B	$36,902,037	4.2%
Comcast Corp.—Class A	29,671,495	3.4
UnitedHealth Group, Inc.	29,531,907	3.4
Pfizer, Inc.	28,297,526	3.3
Aon PLC	26,978,185	3.1
Boeing Co. (The)	25,477,224	2.9
Liberty Interactive Corp.—Class A	24,633,396	2.8
Wells Fargo & Co.	22,983,750	2.6
Apple, Inc.	22,907,316	2.6
CVS Caremark Corp.	22,246,604	2.6

	$269,629,440	30.9%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$211,099,636	23.9%
Health Care	146,857,063	16.7
Consumer Discretionary	116,838,425	13.2
Energy	99,740,598	11.3
Information Technology	88,851,737	10.1
Industrials	79,677,585	9.0
Consumer Staples	33,164,773	3.8
Telecommunication Services	30,122,528	3.4
Materials	13,367,254	1.5
Utilities	4,970,897	0.6
Short-Term Investments	57,314,173	6.5

Total Investments	$882,004,669	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–94.4%

FINANCIALS–24.2%
CAPITAL MARKETS–4.9%
BlackRock, Inc.–Class A	37,920	$12,000,542
Goldman Sachs Group, Inc. (The)	60,910	10,796,907
State Street Corp.	267,620	19,640,632

		42,438,081

COMMERCIAL BANKS–2.6%
Wells Fargo & Co.	506,250	22,983,750

CONSUMER FINANCE–0.6%
Capital One Financial Corp.	68,150	5,220,971

DIVERSIFIED FINANCIAL SERVICES–8.2%
Berkshire Hathaway, Inc.–Class B(a)	311,252	36,902,037
IntercontinentalExchange Group, Inc.	58,783	13,221,473
JPMorgan Chase & Co.	365,140	21,353,387

		71,476,897

INSURANCE–7.9%
ACE Ltd.	103,170	10,681,190
Aflac, Inc.	48,260	3,223,768
Allstate Corp. (The)	125,390	6,838,771
Aon PLC	321,590	26,978,185
Brown & Brown, Inc.	164,360	5,159,261
Hartford Financial Services Group, Inc.	214,410	7,768,074
MetLife, Inc.	60,972	3,287,610
Travelers Cos., Inc. (The)	55,700	5,043,078

		68,979,937

		211,099,636

HEALTH CARE–16.8%
BIOTECHNOLOGY–1.5%
Amgen, Inc.	112,402	12,831,812

HEALTH CARE EQUIPMENT & SUPPLIES–2.0%
Abbott Laboratories	362,560	13,896,925
Zimmer Holdings, Inc.	36,760	3,425,664

		17,322,589

HEALTH CARE PROVIDERS & SERVICES–5.7%
CIGNA Corp.	43,100	3,770,388
Express Scripts Holding Co.(a)	48,030	3,373,627
Humana, Inc.	51,990	5,366,408
McKesson Corp.	49,020	7,911,828
UnitedHealth Group, Inc.	392,190	29,531,907

		49,954,158

PHARMACEUTICALS–7.6%
Merck & Co., Inc.	424,319	21,237,166
Pfizer, Inc.	923,850	28,297,526
Roche Holding AG (Sponsored ADR)	245,211	17,213,812

		66,748,504

		146,857,063

CONSUMER DISCRETIONARY–13.4%
AUTO COMPONENTS–0.4%
Gentex Corp./MI	99,010	$3,266,340

INTERNET & CATALOG RETAIL–2.8%
Liberty Interactive Corp.–Class A(a)	839,298	24,633,396

LEISURE EQUIPMENT & PRODUCTS–0.4%
Mattel, Inc.	70,460	3,352,487

MEDIA–9.0%
Comcast Corp.–Class A	570,990	29,671,495
Scripps Networks Interactive, Inc.–Class A	181,270	15,663,541
Time Warner Cable, Inc.–Class A	40,810	5,529,755
Time Warner, Inc.	219,960	15,335,611
Viacom, Inc.–Class B	144,010	12,577,834

		78,778,236

MULTILINE RETAIL–0.8%
Macy’s, Inc.	127,490	6,807,966

		116,838,425

ENERGY–11.4%
ENERGY EQUIPMENT & SERVICES–3.9%
Diamond Offshore Drilling, Inc.	80,679	4,592,249
National Oilwell Varco, Inc.	170,027	13,522,247
Schlumberger Ltd.	134,110	12,084,652
Transocean Ltd.	88,260	4,361,809

		34,560,957

OIL, GAS & CONSUMABLE FUELS–7.5%
Anadarko Petroleum Corp.	68,490	5,432,627
Chevron Corp.	110,160	13,760,086
ConocoPhillips	96,750	6,835,387
Exxon Mobil Corp.	214,420	21,699,304
HollyFrontier Corp.	106,830	5,308,383
Marathon Oil Corp.	141,830	5,006,599
Occidental Petroleum Corp.	75,050	7,137,255

		65,179,641

		99,740,598

INFORMATION TECHNOLOGY–10.2%
COMMUNICATIONS EQUIPMENT–0.9%
Cisco Systems, Inc.	329,000	7,386,050

COMPUTERS & PERIPHERALS–3.5%
Apple, Inc.	40,825	22,907,316
NetApp, Inc.	180,980	7,445,517

		30,352,833

6

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–2.4%
Avnet, Inc.	151,950	$6,702,515
TE Connectivity Ltd.	262,590	14,471,335

		21,173,850

IT SERVICES–1.7%
Amdocs Ltd.	148,604	6,128,429
International Business Machines Corp.	27,130	5,088,774
NeuStar, Inc.–Class A(a)	66,250	3,303,225

		14,520,428

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–0.9%
Maxim Integrated Products, Inc.	115,100	3,212,441
NVIDIA Corp.	304,500	4,878,090

		8,090,531

SOFTWARE–0.8%
Microsoft Corp.	195,780	7,328,045

		88,851,737

INDUSTRIALS–9.1%
AEROSPACE & DEFENSE–4.1%
Boeing Co. (The)	186,660	25,477,224
Raytheon Co.	117,790	10,683,553

		36,160,777

AIRLINES–1.2%
Copa Holdings SA–Class A	44,570	7,136,103
Delta Air Lines, Inc.	122,380	3,361,778

		10,497,881

INDUSTRIAL CONGLOMERATES–1.7%
General Electric Co.	513,310	14,388,079

MACHINERY–2.1%
Actuant Corp.–Class A	261,220	9,571,101
Dover Corp.	52,830	5,100,208
Parker Hannifin Corp.	30,780	3,959,539

		18,630,848

		79,677,585

CONSUMER STAPLES–3.8%
FOOD & STAPLES RETAILING–2.5%
CVS Caremark Corp.	310,837	$22,246,604

HOUSEHOLD PRODUCTS–1.3%
Energizer Holdings, Inc.	100,870	10,918,169

		33,164,773

TELECOMMUNICATION SERVICES–3.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–3.4%
AT&T, Inc.	490,050	17,230,158
Verizon Communications, Inc.	262,360	12,892,370

		30,122,528

MATERIALS–1.5%
METALS & MINING–0.6%
Reliance Steel & Aluminum Co.	67,250	5,100,240

PAPER & FOREST PRODUCTS–0.9%
Domtar Corp.	87,630	8,267,014

		13,367,254

UTILITIES – 0.6%
ELECTRIC UTILITIES – 0.6%
Great Plains Energy, Inc.	205,070	4,970,897

Total Common Stocks (cost $613,880,687)		824,690,496

	Principal Amount (000)
SHORT-TERM INVESTMENTS–6.6%
TIME DEPOSIT – 6.6%
State Street Time Deposit 0.01%, 1/02/14 (cost $57,314,173)	$57,314	57,314,173

TOTAL INVESTMENTS – 101.0% (cost $671,194,860)		882,004,669
Other assets less liabilities–(1.0)%		(8,593,494)

NET ASSETS–100.0%		$873,411,175

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

7

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $671,194,860)	$882,004,669
Cash	99,851
Dividends and interest receivable	826,926
Receivable for capital stock sold	39,782

Total assets	882,971,228

LIABILITIES
Payable for investment securities purchased	8,135,007
Payable for capital stock redeemed	722,287
Advisory fee payable	387,570
Distribution fee payable	143,109
Administrative fee payable	13,886
Transfer Agent fee payable	114
Accrued expenses	158,080

Total liabilities	9,560,053

NET ASSETS	$873,411,175

COMPOSITION OF NET ASSETS
Capital stock, at par	$31,703
Additional paid-in capital	746,604,237
Undistributed net investment income	9,928,588
Accumulated net realized loss on investment transactions	(93,963,162)
Net unrealized appreciation on investments	210,809,809

$873,411,175

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$164,153,656	5,905,237	$27.80
B	$709,257,519	25,798,024	$27.49

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$17,004,743
Affiliated issuers	1,064
Interest	5,878
Securities lending income	3,424

	17,015,109

EXPENSES
Advisory fee (see Note B)	4,768,536
Distribution fee—Class B	1,799,452
Transfer agency—Class A	2,048
Transfer agency—Class B	9,934
Custodian	154,154
Printing	117,624
Legal	54,171
Administrative	54,103
Audit	37,061
Directors’ fees	4,531
Miscellaneous	22,764

Total expenses	7,024,378

Net investment income	9,990,731

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	175,745,634	(a)
Net change in unrealized appreciation/depreciation of investments	80,022,635

Net gain on investment transactions	255,768,269

NET INCREASE IN NET ASSETS FROM OPERATIONS	$265,759,000

(a)	On May 17, 2013, the Portfolio had a redemption-in-kind with total proceeds in the amount of $208,680,875. The gain on investments of $48,761,433 will not be realized for tax purposes.

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$9,990,731	$11,486,585
Net realized gain on investment transactions	175,745,634	85,199,940
Net change in unrealized appreciation/depreciation of investments	80,022,635	47,593,504

Net increase in net assets from operations	265,759,000	144,280,029
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,985,126)	(2,047,549)
Class B	(9,529,113)	(10,212,718)
CAPITAL STOCK TRANSACTIONS
Net decrease	(276,433,549)	(110,664,705)

Total increase (decrease)	(22,188,788)	21,355,057
NET ASSETS
Beginning of period	895,599,963	874,244,906

End of period (including undistributed net investment income of $9,928,588 and $11,452,096, respectively)	$873,411,175	$895,599,963

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$824,690,496		$–0	–	$–0	–	$824,690,496
Short-Term Investments	–0	–	57,314,173		–0	–	57,314,173

Total Investments in Securities	824,690,496		57,314,173		–0	–	882,004,669
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$824,690,496		$57,314,173		$–0	–	$882,004,669

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

12

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $54,103.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $778,196, of which $2,741 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$508,866,371		$622,960,248
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$672,519,323

Gross unrealized appreciation	213,330,289
Gross unrealized depreciation	(3,844,943)

Net unrealized appreciation	$209,485,346

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

14

AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2013, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $3,424 and $1,064 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$0	$74,510	$74,510	$0

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	850,754	712,493	$20,712,220	$14,040,425
Shares issued in reinvestment of dividends	83,584	102,122	1,985,126	2,047,549
Shares redeemed	(1,322,227)	(2,206,162)	(31,796,790)	(43,687,727)

Net decrease	(387,889)	(1,391,547)	$(9,099,444)	$(27,599,753)

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class B
Shares sold	2,948,344	3,411,047	$71,020,261	$66,260,473
Shares issued in reinvestment of dividends	404,977	514,236	9,529,113	10,212,719
Shares redeemed	(14,546,299)	(8,107,526)	(347,883,479)	(159,538,144)

Net decrease	(11,192,978)	(4,182,243)	$(267,334,105)	$(83,064,952)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$11,514,239	$12,260,267

Total taxable distributions paid	$11,514,239	$12,260,267

16

AllianceBernstein Variable Products Series Fund

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,928,588
Accumulated capital and other losses	(92,638,699	)(a)
Unrealized appreciation/(depreciation)	209,485,346	(b)

Total accumulated earnings/(deficit)	$126,775,235

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $92,638,699. During the fiscal year, the Portfolio utilized $123,800,828 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $92,638,699 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$92,638,699	n/a	2017

During the current fiscal year, permanent differences primarily due to the tax treatment of gains from a redemption-in-kind resulted in a net increase in accumulated net realized loss on investment transactions and a net increase in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$20.88	$18.05	$17.19	$15.20		$13.10

Income From Investment Operations
Net investment income (a)	.33	.29	.27	.20		.21
Net realized and unrealized gain on investment transactions	6.92	2.86	.83	1.79		2.47

Net increase in net asset value from operations	7.25	3.15	1.10	1.99		2.68

Less: Dividends
Dividends from net investment income	(.33)	(.32)	(.24)	–0	–	(.58)

Net asset value, end of period	$27.80	$20.88	$18.05	$17.19		$15.20

Total Return
Total investment return based on net asset value (b)*	34.96%	17.53%	6.32%	13.09%		20.82%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$164,154	$131,402	$138,731	$201,521		$215,085
Ratio to average net assets of:
Expenses	.60%	.60%	.60%	.63	%+	.63%
Net investment income	1.35%	1.48%	1.52%	1.30	%+	1.58%
Portfolio turnover rate	63%	80%	76%	66%		125%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$20.66	$17.86	$17.01	$15.08		$12.97

Income From Investment Operations
Net investment income (a)	.27	.24	.23	.16		.18
Net realized and unrealized gain on investment transactions	6.83	2.83	.81	1.77		2.42

Net increase in net asset value from operations	7.10	3.07	1.04	1.93		2.60

Less: Dividends
Dividends from net investment income	(.27)	(.27)	(.19)	–0	–	(.49)

Net asset value, end of period	$27.49	$20.66	$17.86	$17.01		$15.08

Total Return
Total investment return based on net asset value (b)*	34.59%	17.24%	6.07%	12.80%		20.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$709,257	$764,198	$735,514	$805,714		$837,533
Ratio to average net assets of:
Expenses	.85%	.85%	.85%	.88	%+	.88%
Net investment income	1.11%	1.23%	1.28%	1.05	%+	1.33%
Portfolio turnover rate	63%	80%	76%	66%		125%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.08%, 0.19%, 0.13%, 0.27% and 0.54%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth & Income Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Growth & Income Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

20

2013 FEDERAL TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

21

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

22

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999–2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001–2008.	100	None

23

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”)2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/13 ($MIL)	Portfolio
Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$957.0	Growth & Income Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30–May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,814 (0.005% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.60%	December 31
Class B 0.85%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 03/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Growth & Income Portfolio	$957.0	Relative Value Schedule 0.65% on first $25m 0.50% on next $25m 0.40% on next $50m 0.30% on next $100m 0.25% on the balance Minimum account size $25m	0.280%	0.550%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Growth & Income Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[10]	Lipper EG Median (%)	Lipper EG Rank
Growth & Income Portfolio	0.550	0.611	4/10

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.11

Portfolio	Expense Ratio (%)[12]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth & Income Portfolio	0.600	0.730	3/10	0.788	6/38

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year end Class A total expense ratio.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $1,918,752 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $4,508,423 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.13

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

13	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

30

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.14,15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2013.19

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth & Income Portfolio
1 year	13.67	11.77	12.24	5/10	17/38
3 year	14.49	12.49	12.54	4/9	9/37
5 year	3.70	4.67	4.50	5/8	27/36
10 year	7.84	8.53	8.87	6/7	19/25

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

18	The Portfolio’s PG/PU is identical to the Portfolio’s EG/EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)20 versus its benchmarks.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth & Income Portfolio	7.81	12.37	4.83	7.84	7.64	15.26	0.46	10
Russell 1000 Value Index	9.60	13.80	6.38	8.42	7.62	15.68	0.50	10
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

20	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

VPS-GI-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (commonly known as “junk bonds”). The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may enter into, without limit, derivatives transactions, such as options, futures, forwards and swaps.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Barclays U.S. Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2013.

All share classes of the Portfolio underperformed the benchmark for the annual period ended December 31, 2013. Overall yield curve positioning detracted, while sector allocation, security selection and currency exposure were all positive. An underweight to U.S. Treasuries, which underperformed, contributed positively for the year; opportunistic exposure to corporate high yield also added to returns. Select exposure to hedged non-U.S. dollar bonds and non-agency collateralized mortgage obligations were modest contributors. Conversely, an overweight in asset-backed securities detracted. Investment-grade corporate security selection was positive for the annual period, although selection within agency mortgage and commercial mortgage-backed securities holdings dampened some of that gain.

The Portfolio utilized derivatives in the form of currency forwards to manage currency positioning; currency exposure, particularly a short position in the weakened Japanese yen, contributed positively during the annual period. Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning, which detracted for the annual period, as an overweight in the 10-year area of the curve, where yields rose most, had a negative impact on performance. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on annual performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Overall, the annual period ended December 31, 2013 was marked by somewhat elevated market volatility, and beginning in May, sharply higher bond yields and a notable exodus from bond funds. Nevertheless, risk aversion continued to decline toward the end of the period, as the primary drivers of volatility were accelerating growth across the developed world and its corresponding implications.

After months of speculation that kept financial markets on edge, the U.S. Federal Reserve (the “Fed”) took its first modest steps toward ending a key component of its stimulus campaign in December. Policymakers decided to start tapering asset purchases of U.S. Treasuries and mortgages from $85 billion per month to $75 billion per month in January. At the same time, the Fed strengthened its commitment to keeping short-term interest rates near zero, well past the point when the civilian unemployment rate falls below the 6.5% threshold. Markets reacted positively to the news, as investors were accepting of the gradual pace of the changes and appeared relieved that a major source of uncertainty had been removed.

Most major fixed-income sectors fell into negative territory for 2013, as yields rose. Investment-grade corporates posted negative returns, but outperformed Treasuries and the broader fixed-income market on a duration-neutral basis helped by strong performance within financials. Financial fundamentals remained favorable as firms’ deleveraging continued. U.S. high yield debt outperformed investment-grade fixed-income sectors, as investors reached for yield.

1

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Security Risk: Investments in fixed-income securities with lower ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

INTERMEDIATE BOND PORTFOLIO
DISCLOSURES AND RISKS
(continued)	AllianceBernstein Variable Products Series Fund

increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein Intermediate Bond Portfolio Class A**	-2.16%	7.44%	4.45%
AllianceBernstein Intermediate Bond Portfolio Class B**	-2.34%	7.19%	4.20%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
* Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2013 by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.70% and 0.96% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2-3.

4

INTERMEDIATE BOND PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,004.60	$4.04	0.80%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.17	$4.08	0.80%

Class B
Actual	$1,000	$1,003.90	$5.30	1.05%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.91	$5.35	1.05%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Mortgage Pass-Throughs	$19,199,746	19.8%
Corporates—Investment Grades	19,137,488	19.7
Asset-Backed Securities	13,288,217	13.7
Commercial Mortgage-Backed Securities	7,929,110	8.2
Governments—Treasuries	7,593,857	7.8
Agencies	4,110,499	4.2
Corporates—Non-Investment Grades	2,722,878	2.8
Quasi-Sovereigns	2,098,604	2.2
Inflation-Linked Securities	1,830,761	1.9
Collateralized Mortgage Obligations	1,677,914	1.7
Local Governments—Municipal Bonds	1,498,126	1.6
Governments—Sovereign Bonds	580,090	0.6
Preferred Stocks	467,158	0.5
Other**	175,444	0.2
Short-Term Investments	14,678,222	15.1

Total Investments	$96,988,114	100.0%

*	The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging purposes (see “Portfolio of Investments” section of the report for additional details).

**	“Other” represents less than 0.1% weightings in the following security types: Common Stocks, Emerging Markets—Corporate Bonds, Governments—Sovereign Agencies and Warrants.

6

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS–22.8%
AGENCY FIXED RATE 30-YEAR–17.9%
Federal Home Loan Mortgage Corp. Gold
4.00%, 1/01/44, TBA	U.S.$	340	$349,164
4.50%, 10/01/39		1,557	1,649,616
Series 2005 5.50%, 1/01/35		234	256,536
Series 2007 5.50%, 7/01/35		66	72,585
Federal National Mortgage Association
3.00%, 6/01/43-7/01/43		1,484	1,410,926
3.50%, 7/01/43		942	937,765
3.50%, 1/01/44, TBA		5,150	5,115,801
4.00%, 1/01/44, TBA		2,333	2,401,017
4.50%, 1/25/44, TBA		800	847,656
5.00%, 1/25/44, TBA		800	868,813
Series 2003 5.50%, 4/01/33–7/01/33		212	233,603
Series 2004 5.50%, 4/01/34–11/01/34		195	214,712
Series 2005 4.50%, 8/01/35		171	181,546
5.50%, 2/01/35		242	266,757
Series 2007 4.50%, 9/01/35–8/01/37		237	251,897
Government National Mortgage Association Series 1994 9.00%, 9/15/24		2	1,554

			15,059,948

AGENCY FIXED RATE 15-YEAR–4.2%
Federal National Mortgage Association
2.50%, 1/01/29, TBA		2,665	2,637,517
3.00%, 1/01/28, TBA		280	285,742
3.50%, 2/01/29, TBA		608	633,675

			3,556,934

AGENCY ARMS–0.7%
Federal Home Loan Mortgage Corp. 2.375%, 11/01/35(a)		183	194,529
Federal National Mortgage Association
Series 2003 2.746%, 12/01/33(b)		131	139,968
Series 2007 2.376%, 3/01/34(b)		234	248,367

			582,864

Total Mortgage Pass-Throughs (cost $19,079,623)			19,199,746

CORPORATES–INVESTMENT GRADES–22.7%
INDUSTRIAL–11.8%
BASIC–2.1%
Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$	139	$133,836
Basell Finance Co. BV 8.10%, 3/15/27(c)		85	107,329
Cia Minera Milpo SAA 4.625%, 3/28/23(c)		260	233,067
Dow Chemical Co. (The) 4.375%, 11/15/42		94	82,535
Dow Chemical Co/The 8.55%, 5/15/19		86	111,043
Gerdau Trade, Inc. 4.75%, 4/15/23(c)		260	243,454
Glencore Funding LLC 4.125%, 5/30/23(c)		155	144,850
International Paper Co.
4.75%, 2/15/22		65	68,147
7.95%, 6/15/18		56	68,023
LyondellBasell Industries NV 5.75%, 4/15/24		200	224,135
Rio Tinto Finance USA PLC
2.875%, 8/21/22		117	109,047
3.50%, 3/22/22		41	40,234
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		260	226,032

			1,791,732

CAPITAL GOODS–0.7%
Embraer SA 5.15%, 6/15/22		82	82,000
Owens Corning 6.50%, 12/01/16(a)		160	177,550
Republic Services, Inc.
5.25%, 11/15/21		150	163,537
5.50%, 9/15/19		160	180,038

			603,125

COMMUNICATIONS– MEDIA–1.8%
21st Century Fox America, Inc.
4.00%, 10/01/23(c)		64	63,256
4.50%, 2/15/21		300	321,562
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		280	387,821
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.50%, 3/01/16		95	99,720
3.80%, 3/15/22		165	158,505
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(c)		128	126,720
Omnicom Group, Inc. 3.625%, 5/01/22		87	84,251

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

TCI Communications, Inc. 7.875%, 2/15/26	U.S.$	115	$148,980
Time Warner Entertainment Co. LP 8.375%, 3/15/23		101	116,168

			1,506,983

COMMUNICATIONS– TELECOMMUNICATIONS–1.6%
American Tower Corp. 5.05%, 9/01/20		260	274,943
AT&T, Inc. 4.30%, 12/15/42		31	26,295
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		320	305,374
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	27	24,813
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	120	126,617
United States Cellular Corp. 6.70%, 12/15/33		17	16,115
Verizon Communications, Inc.
5.15%, 9/15/23		192	206,149
6.55%, 9/15/43		299	349,818

			1,330,124

CONSUMER CYCLICAL– AUTOMOTIVE–0.6%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		455	515,837

CONSUMER CYCLICAL–ENTERTAINMENT–0.2%
Time Warner, Inc. 7.625%, 4/15/31		105	132,885
Viacom, Inc. 5.625%, 9/15/19		60	68,239

			201,124

CONSUMER CYCLICAL– RETAILERS–0.1%
Dollar General Corp. 4.125%, 7/15/17		50	53,086

CONSUMER NON-CYCLICAL–1.0%
Ahold Finance USA LLC 6.875%, 5/01/29		290	343,409
Kroger Co. (The) 3.40%, 4/15/22		194	188,175
Reynolds American, Inc. 3.25%, 11/01/22		127	117,058
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		78	77,259
Tyson Foods, Inc. 4.50%, 6/15/22		143	145,598

			871,499

ENERGY–2.2%
Anadarko Petroleum Corp. 6.45%, 9/15/36		124	139,244

Encana Corp. 3.90%, 11/15/21	U.S.$	45	$44,680
Hess Corp. 7.875%, 10/01/29		19	24,213
Nabors Industries, Inc. 5.10%, 9/15/23(c)		170	170,557
Noble Energy, Inc. 8.25%, 3/01/19		238	295,821
Noble Holding International Ltd.
3.95%, 3/15/22		125	122,202
4.90%, 8/01/20		32	33,772
Phillips 66 4.30%, 4/01/22		232	235,762
Transocean, Inc.
3.80%, 10/15/22		75	71,087
6.375%, 12/15/21		1	1,124
6.50%, 11/15/20		120	137,033
Valero Energy Corp. 6.125%, 2/01/20		177	202,174
Weatherford International Ltd./Bermuda
5.125%, 9/15/20		95	102,055
6.00%, 3/15/18		12	13,467
9.625%, 3/01/19		190	244,124

			1,837,315

TECHNOLOGY–1.1%
Baidu, Inc. 2.25%, 11/28/17		220	218,482
Hewlett-Packard Co. 4.65%, 12/09/21		107	110,175
Motorola Solutions, Inc.
3.50%, 3/01/23		165	152,649
7.50%, 5/15/25		25	29,659
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		300	291,591
Total System Services, Inc.
2.375%, 6/01/18		74	71,993
3.75%, 6/01/23		69	63,782

			938,331

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co. 5.75%, 12/15/16		75	83,555

TRANSPORTATION– SERVICES–0.3%
Ryder System, Inc.
5.85%, 11/01/16		116	128,504
7.20%, 9/01/15		108	118,560

			247,064

			9,979,775

FINANCIAL INSTITUTIONS–7.1%
BANKING–4.2%
ABN AMRO Bank NV 2.50%, 10/30/18(c)		225	223,919

8

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)			U.S. $ Value

Bank of America Corp. 5.875%, 2/07/42		U.S.$	113	$129,237
BNP Paribas SA 5.186%, 6/29/15(c)			62	63,318
BPCE SA 5.70%, 10/22/23(c)			225	231,809
Compass Bank 5.50%, 4/01/20			250	255,862
Credit Suisse AG 6.50%, 8/08/23(c)			240	251,206
Danske Bank A/S Series E 5.684%, 2/15/17		GBP	98	164,312
Goldman Sachs Group, Inc. (The) Series D 6.00%, 6/15/20		U.S.$	395	452,898
LBG Capital No.2 PLC Series 22 15.00%, 12/21/19(c)		EUR	50	103,005
Macquarie Group Ltd. 4.875%, 8/10/17(c)		U.S.$	232	249,820
Morgan Stanley Series G 5.50%, 7/24/20			140	156,576
Murray Street Investment Trust I 4.647%, 3/09/17			27	29,076
Nationwide Building Society 6.25%, 2/25/20(c)			230	263,228
Rabobank Capital Funding Trust III 5.254%, 10/21/16(c)			90	93,825
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)			39	45,660
Skandinaviska Enskilda Banken AB 5.471%, 3/29/49(c)			100	102,000
Standard Chartered PLC Series E 4.00%, 7/12/22(c)			265	268,445
UBS AG/Stamford CT 7.625%, 8/17/22			250	286,329
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(c)			190	202,155

				3,572,680

INSURANCE–2.2%
American International Group, Inc. 4.875%, 6/01/22			75	80,612
6.40%, 12/15/20			215	254,100
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)			164	210,249
Hartford Financial Services Group, Inc. 5.50%, 3/30/20			200	224,792

Humana, Inc. 6.30%, 8/01/18	U.S.$		50	$57,246
7.20%, 6/15/18			85	100,559
Lincoln National Corp. 8.75%, 7/01/19			113	145,449
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(c)			110	157,637
MetLife, Inc. 7.717%, 2/15/19			109	135,106
10.75%, 8/01/39			85	125,375
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)			100	140,233
Prudential Financial, Inc. 5.625%, 6/15/43			185	181,300

				1,812,658

REITS–0.7%
HCP, Inc. 5.375%, 2/01/21			278	302,625
Health Care REIT, Inc. 5.25%, 1/15/22			275	293,049

				595,674

				5,981,012

UTILITY – 3.2%
ELECTRIC–0.6%
CMS Energy Corp. 5.05%, 3/15/22			37	39,944
Constellation Energy Group, Inc. 5.15%, 12/01/20			64	68,102
MidAmerican Energy Holdings Co. 6.125%, 4/01/36			170	193,131
TECO Finance, Inc. 4.00%, 3/15/16			95	100,726
5.15%, 3/15/20			120	131,604

				533,507

NATURAL GAS–2.6%
DCP Midstream LLC 5.35%, 3/15/20(c)			108	112,877
Energy Transfer Partners LP 7.50%, 7/01/38			336	394,223
Enterprise Products Operating LLC 5.20%, 9/01/20			55	61,181
Kinder Morgan Energy Partners LP 3.95%, 9/01/22			321	312,802
4.15%, 3/01/22			89	88,353
ONEOK, Inc. 4.25%, 2/01/22			310	291,628
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)			305	299,882
TransCanada PipeLines Ltd. 6.35%, 5/15/67			235	241,395
Williams Cos., Inc. (The) 3.70%, 1/15/23			209	182,417

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Williams Partners LP 5.25%, 3/15/20	U.S.$	173	$189,171

			2,173,929

			2,707,436

NON CORPORATE SECTORS–0.6%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.6%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		260	232,228
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		215	237,037

			469,265

Total Corporates–Investment Grades (cost $18,208,527)			19,137,488

ASSET-BACKED SECURITIES–15.8%
AUTOS–FIXED RATE–9.5%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		392	392,679
Ally Master Owner Trust Series 2013-1, Class A2 1.00%, 2/15/18		260	260,269
AmeriCredit Automobile Receivables Trust Series 2012-3, Class A3 0.96%, 1/09/17		355	356,254
Series 2013-1, Class A2 0.49%, 6/08/16		153	153,258
Series 2013-3, Class A3 0.92%, 4/09/18		335	334,981
Series 2013-4, Class A3 0.96%, 4/09/18		130	130,197
Series 2013-5, Class A2A 0.65%, 3/08/17		85	84,996
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		210	209,690
Series 2013-2A, Class A 2.97%, 2/20/20(c)		288	293,200
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		245	246,872
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		275	275,885
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		202	201,855
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		142	142,067

Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(c)	U.S.$	121	$121,290
Series 2013-1A, Class A 1.29%, 10/16/17(c)		98	97,809
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		204	203,893
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(c)		85	85,340
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(c)	CAD	131	123,103
Series 2013-R1A, Class A2 1.676%, 9/15/16(c)		205	193,123
Series 2013-R4A, Class A1 1.487%, 8/15/15(c)		88	83,332
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	110	110,367
Ford Credit Auto Owner Trust Series 2012-D, Class B 1.01%, 5/15/18		100	98,893
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		640	640,856
Series 2013-1, Class A1 0.85%, 1/15/18		136	135,978
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17		195	195,175
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(c)		175	174,663
Series 2013-1A, Class A2 1.83%, 8/25/19(c)		485	476,090
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(c)		264	264,263
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17(c)		160	160,405
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16		173	173,097
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(c)		373	373,264
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		63	63,402

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15	U.S.$	84	$84,429
Santander Drive Auto Receivables Trust Series 2012-3, Class A3 1.08%, 4/15/16		280	280,847
Series 2012-6, Class A2 0.47%, 9/15/15		37	37,167
Series 2013-3, Class C 1.81%, 4/15/19		249	245,900
Series 2013-4, Class A3 1.11%, 12/15/17		270	271,274
Series 2013-5, Class A2A 0.64%, 4/17/17		131	130,969
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		98	98,022

			8,005,154

CREDIT CARDS–FIXED RATE–2.9%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		620	621,051
Series 2012-5, Class A 0.59%, 5/15/18		325	324,847
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(c)		255	235,700
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		220	215,971
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		224	224,784
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		300	301,214
Dryrock Issuance Trust Series 2012-2, Class A 0.64%, 8/15/18		320	319,907
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		190	189,665

			2,433,139

AUTOS–FLOATING RATE–1.1%
Ford Credit Floorplan Master Owner Trust Series 2010-3, Class A2 1.867%, 2/15/17(a)(c)		430	436,708

GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.657%, 6/20/17(a)	U.S.$	485	$486,300

			923,008

OTHER ABS–FIXED RATE–1.0%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(c)		213	213,032
CNH Equipment Trust
Series 2012-A, Class A3 0.94%, 5/15/17		173	173,382
Series 2013-C, Class A 2 0.63%, 1/17/17		180	180,332
Series 2013-D, Class A2 0.49%, 3/15/17		211	210,754
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		78	78,377

			855,877

CREDIT CARDS–FLOATING RATE–0.8%
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.867%, 2/15/17(a)(c)		320	321,624
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.735%, 3/18/14(a)(c)		335	335,079

			656,703

HOME EQUITY LOANS–FLOATING RATE–0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.29%, 12/25/32(a)		57	54,789
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.435%, 3/25/36(a)		208	141,222
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.427%, 1/20/35(a)		63	62,747

			258,758

HOME EQUITY LOANS–FIXED RATE–0.2%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		49	50,074
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		106	105,504

			155,578

Total Asset-Backed Securities (cost $13,332,963)			13,288,217

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.4%
NON-AGENCY FIXED RATE CMBS–8.7%
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(c)	U.S.$	260	$246,959
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.778%, 3/15/49		131	142,444
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.77%, 5/15/46		191	210,801
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		124	119,654
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.791%, 6/15/38		105	103,783
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(c)		180	177,071
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		506	556,307
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38		232	234,763
Series 2013-KING, Class A 2.706%, 12/10/27(c)		277	272,236
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		476	522,043
Series 2007-CB20, Class A1A 5.746%, 2/12/51		420	470,545
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		211	216,267
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.494%, 6/15/29		195	195,840
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		225	225,103
Series 2006-C2, Class A1A 5.739%, 8/12/43		160	175,091

Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49	U.S.$	1,105	$1,227,768
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		606	660,588
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.648%, 6/11/42		378	422,320
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(c)		280	277,184
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		60	56,847
Series 2012-C4, Class A5 2.85%, 12/10/45		112	104,471
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.719%, 5/15/43		424	463,822
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		233	223,634

			7,305,541

NON-AGENCY FLOATING RATE CMBS–0.7%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(b)		78	82,893
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.868%, 12/05/31(a)(c)		140	139,258
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.018%, 11/08/29(a)(c)		275	273,880
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(b)(c)		136	127,538

			623,569

Total Commercial Mortgage-Backed Securities (cost $7,936,943)			7,929,110

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS– TREASURIES–9.0%
UNITED STATES–9.0%
U.S. Treasury Bonds 3.625%, 8/15/43	U.S.$	245	$231,372
4.625%, 2/15/40		2,865	3,235,659
U.S. Treasury Notes 0.125%, 4/30/15		1,800	1,797,890
1.375%, 9/30/18		925	913,726
1.50%, 8/31/18		935	930,252
2.50%, 8/15/23		505	484,958

Total Governments–Treasuries (cost $7,532,226)			7,593,857

AGENCIES–4.9%
AGENCY DEBENTURES–4.9%
Federal National Mortgage Association 6.25%, 5/15/29		1,670	2,093,584
6.625%, 11/15/30		80	104,062
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		2,292	1,912,853

Total Agencies (cost $4,054,822)			4,110,499

CORPORATES–NON-INVESTMENT GRADES–3.2%

FINANCIAL INSTITUTIONS–1.7%
BANKING–1.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	60	82,088
Bank of America Corp. Series U 5.20%, 6/01/23	U.S.$	108	95,040
Barclays Bank PLC 7.625%, 11/21/22		280	298,200
Citigroup, Inc. 5.95%, 1/30/23		161	148,981
HBOS Capital Funding LP 6.071%, 6/30/14(c)		95	94,644
LBG Capital No.1 PLC 8.00%, 6/15/20(c)		175	186,855
Societe Generale SA 4.196%, 1/26/15	EUR	48	66,034

			971,842

FINANCE–0.5%
Aviation Capital Group Corp. 7.125%, 10/15/20(c)	U.S.$	155	173,661
SLM Corp. 7.25%, 1/25/22		5	5,288
Series A 5.375%, 5/15/14		248	252,340

			431,289

			1,403,131

INDUSTRIAL–1.5%
BASIC–0.0%
Eagle Spinco, Inc. 4.625%, 2/15/21(c)	U.S.$	22	$21,560

CAPITAL GOODS–0.5%
B/E Aerospace, Inc. 5.25%, 4/01/22		100	101,500
Ball Corp. 5.00%, 3/15/22		195	193,050
Sealed Air Corp. 5.25%, 4/01/23(c)		81	78,772

			373,322

COMMUNICATIONS– MEDIA–0.2%
DISH DBS Corp. 5.00%, 3/15/23		100	93,250
Sirius XM Holdings, Inc. 4.625%, 5/15/23(c)		101	91,405

			184,655

COMMUNICATIONS– TELECOMMUNICATIONS–0.2%
MetroPCS Wireless, Inc. 6.625%, 4/01/23(c)		90	92,925
Sprint Corp. 7.875%, 9/15/23(c)		100	107,500

			200,425

CONSUMER CYCLICAL– AUTOMOTIVE–0.1%
Dana Holding Corp. 6.00%, 9/15/23		37	37,093

CONSUMER CYCLICAL–ENTERTAINMENT–0.0%
Greektown Holdings LLC 10.75%, 12/01/13(d)(e)(f)		55	0

CONSUMER CYCLICAL– OTHER–0.2%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		190	191,900

CONSUMER NON-CYCLICAL–0.1%
HCA, Inc. 4.75%, 5/01/23		100	94,000

ENERGY–0.2%
Cimarex Energy Co. 5.875%, 5/01/22		93	98,347
Denbury Resources, Inc. 4.625%, 7/15/23		102	92,055

			190,402

			1,293,357

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

UTILITY–0.0%
NATURAL GAS–0.0%
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	U.S.$	29	$26,390

Total Corporates–Non-Investment Grades (cost $2,484,025)			2,722,878

QUASI-SOVEREIGNS–2.5%

QUASI-SOVEREIGN BONDS–2.5%
CHINA–0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(c)		225	221,757

INDONESIA–0.4%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		360	346,500

KAZAKHSTAN–0.3%
KazMunayGas National Co. JSC 7.00%, 5/05/20(c)		212	237,970

MALAYSIA–0.5%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		420	460,341

MEXICO–0.2%
Petroleos Mexicanos 3.50%, 7/18/18		130	133,412

SOUTH KOREA–0.4%
Korea National Oil Corp. 3.125%, 4/03/17(c)		310	319,274

UNITED ARAB EMIRATES–0.4%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)		360	379,350

Total Quasi-Sovereigns (cost $2,010,128)			2,098,604

INFLATION-LINKED SECURITIES–2.2%
UNITED STATES–2.2%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $1,824,545)		1,783	1,830,761

COLLATERALIZED MORTGAGE OBLIGATIONS–2.0%
NON-AGENCY FLOATING RATE–0.8%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.355%, 12/25/36(a)		219	125,475
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.415%, 3/25/35(a)		117	97,061

IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.285%, 7/25/36(a)	U.S.$	166	$123,657
Series 2006-AR27, Class 2A2 0.365%, 10/25/36(a)		177	149,444
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.839%, 2/25/47(a)		224	177,049

			672,686

NON-AGENCY FIXED RATE–0.7%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.63%, 5/25/35		121	115,674
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.738%, 2/25/47		171	136,980
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		142	120,443
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.672%, 7/25/36		261	194,433

			567,530

AGENCY FIXED RATE–0.5%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.73%, 5/28/35		50	44,591
Federal Home Loan Mortgage Corp. Series 4119, Class LI 3.50%, 6/15/39(g)		820	159,474
Series 4182, Class DI 3.50%, 5/15/39(g)		800	142,558
Freddie Mac Strips Series 283, Class IO 3.50%, 10/15/27(g)		572	91,075

			437,698

Total Collateralized Mortgage Obligations (cost $1,798,958)			1,677,914

14

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS-MUNICIPAL BONDS–1.8%
UNITED STATES–1.8%
Broward Cnty FL Arpt System Revenue (Fort Lauderdale Hollywood Intl Arpt Fl) Series 2012Q 5.00%, 10/01/42	U.S.$	240	$237,454
California GO 7.625%, 3/01/40		200	261,574
City Public Service Board of San Antonio 5.00%, 2/01/43		240	244,195
Contra Costa CA Community College District 5.00%, 8/01/38		240	248,302
Metropolitan Trnsp Auth NY Series 2013A 5.00%, 11/15/38		255	257,073
University of Massachusetts Building Authority Series 2013-1 5.00%, 11/01/39		240	249,528

Total Local Governments-Municipal Bonds (cost $1,437,424)			1,498,126

GOVERNMENTS-SOVEREIGN BONDS–0.7%
QATAR–0.5%
Qatar Government International Bond 4.50%, 1/20/22(c)		360	381,060

TURKEY–0.2%
Turkey Government International Bond 4.875%, 4/16/43		260	199,030

Total Governments-Sovereign Bonds (cost $613,862)			580,090

	Shares
PREFERRED STOCKS–0.5%

FINANCIAL INSTITUTIONS–0.5%
BANKING–0.1%
Morgan Stanley 7.125%		5,000	130,700

INSURANCE–0.3%
Allstate Corp. (The) 5.10%		9,175	221,209

REITS–0.1%
Sovereign Real Estate Investment Trust 12.00%(c)		93	115,249

Total Preferred Stocks (cost $457,815)			467,158

EMERGING MARKETS–CORPORATE BONDS–0.1%

INDUSTRIAL–0.1%
CONSUMER NON-CYCLICAL–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c) (cost $99,765)	U.S.$	100	$93,000

GOVERNMENTS–SOVEREIGN AGENCIES–0.1%
GERMANY–0.1%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17 (cost $70,911)		70	78,754

	Shares
COMMON STOCKS–0.0%
Greektown Superholdings, Inc.(d)(e)(f) (cost $4)		41	3,690

WARRANTS–0.0%
Talon Equity Co. NV, expiring 11/24/15(d)(e)(f) (cost $0)		47	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–17.4%
TIME DEPOSIT–14.5%
State Street Time Deposit 0.01%, 1/02/14 (cost $12,209,376)		12,209	12,209,376

GOVERNMENTS– TREASURIES–2.9%
JAPAN–2.9%
Japan Treasury Discount Bill Series 400 Zero Coupon, 1/14/14	JPY	140,000	1,329,384
Series 403 Zero Coupon, 1/20/14		120,000	1,139,462

Total Governments-Treasuries (cost $2,561,769)			2,468,846

Total Short-Term Investments (cost $14,771,145)			14,678,222

TOTAL INVESTMENTS–115.1% (cost $95,713,686)			96,988,114
Other assets less liabilities–(15.1)%			(12,690,345)

NET ASSETS–100.0%			$84,297,769

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	10	March 2014	$1,208,803	$1,193,125	$(15,678)
U.S. T-Note 10 Yr (CBT) Futures	11	March 2014	1,378,367	1,353,516	(24,851)

Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	6	March 2014	1,321,304	1,318,875	2,429

					$(38,100)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	JPY	140,000	USD	1,381	1/14/14	$51,116
Barclays Bank PLC Wholesale	JPY	120,000	USD	1,183	1/21/14	43,817
Credit Suisse International	CAD	696	USD	653	1/16/14	(2,104)
Goldman Sachs Bank USA	CAD	483	USD	452	1/16/14	(2,002)
HSBC Bank USA	GBP	98	USD	159	1/30/14	(3,214)
State Street Bank & Trust Co.	USD	31	CAD	34	1/16/14	260
State Street Bank & Trust Co.	USD	648	NZD	788	2/14/14	(1,527)
UBS AG	EUR	188	USD	259	1/30/14	(125)

						$86,221

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	3.03%	$1,350	$(117,423)	$(54,029)	$(63,394)

*	Termination date

16

AllianceBernstein Variable Products Series Fund

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2013	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	2.63%	$270	$5,179	$(7,067)	$12,246

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,390	1/30/17	1.059%	3 Month LIBOR	$(12,064)
JPMorgan Chase Bank, NA	1,520	2/07/22	2.043%	3 Month LIBOR	68,403

					$56,339

(a)	Floating Rate Security. Stated interest rate was in effect at December 31, 2013.

(b)	Variable rate coupon, rate shown as of December 31, 2013.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the aggregate market value of these securities amounted to $14,389,931 or 17.1% of net assets.

(d)	Non-income producing security.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	IO—Interest Only

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-NAHY—North American High Yield Credit Default Swap Index

CFC—Customer Facility Charge

CMBS—Commercial Mortgage-Backed Securities

GO—General Obligation

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $95,713,686)	$96,988,114
Cash	144,333	(a)(b)
Interest and dividends receivable	510,518
Receivable for investment securities sold	325,463
Unrealized appreciation of forward currency exchange contracts	95,193
Unrealized appreciation on interest rate swaps	68,403
Receivable for capital stock sold	22,331
Unrealized appreciation on credit default swaps	12,246

Total assets	98,166,601

LIABILITIES
Payable for investment securities purchased	13,505,905
Payable for capital stock redeemed	137,656
Upfront premium received on centrally cleared credit default swaps	54,029
Advisory fee payable	31,598
Administrative fee payable	13,886
Unrealized depreciation on interest rate swaps	12,064
Unrealized depreciation of forward currency exchange contracts	8,972
Upfront premium received on credit default swaps	7,067
Distribution fee payable	4,652
Payable for variation margin on centrally cleared credit default swaps	3,888
Payable for variation margin on futures	2,828
Transfer Agent fee payable	112
Accrued expenses	86,175

Total liabilities	13,868,832

NET ASSETS	$84,297,769

COMPOSITION OF NET ASSETS
Capital stock, at par	$7,534
Additional paid-in capital	79,090,868
Undistributed net investment income	2,759,361
Accumulated net realized gain on investment and foreign currency transactions	1,111,524
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,328,482

	$84,297,769

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$61,847,572	5,512,625	$11.22
B	$22,450,197	2,021,501	$11.11

(a)	An amount of $24,550 has been segregated to collateralize margin requirements for open futures outstanding at December 31, 2013.

(b)	An amount of $43,461 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at December 31, 2013.

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$3,359,827
Dividends	22,531

3,382,358

EXPENSES
Advisory fee (see Note B)	434,235
Distribution fee—Class B	65,150
Transfer agency—Class A	3,972
Transfer agency—Class B	1,475
Custodian	134,770
Administrative	54,102
Audit	48,767
Legal	29,276
Printing	23,321
Directors’ fees	4,526
Miscellaneous	6,747

Total expenses	806,341

Net investment income	2,576,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,194,794
Futures	24,351
Swaps	(32,463)
Foreign currency transactions	223,084
Net change in unrealized appreciation/depreciation of:
Investments	(6,155,832)
Futures	(37,339)
Swaps	87,113
Foreign currency denominated assets and liabilities and other assets	(110,415)

Net loss on investment and foreign currency transactions	(4,806,707)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,230,690)

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,576,017	$3,114,481
Net realized gain on investment and foreign currency transactions	1,409,766	2,327,143	*
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(6,216,473)	1,059,000
Contributions from Adviser (see Note B)	–0	–	457,758	*

Net increase (decrease) in net assets from operations	(2,230,690)	6,958,382
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,531,715)	(3,744,770)
Class B	(845,380)	(1,288,079)
Net realized gain on investment transactions
Class A	(2,053,818)	(2,543,861)
Class B	(749,834)	(934,628)
CAPITAL STOCK TRANSACTIONS
Net decrease	(15,758,067)	(29,981,256)

Total decrease	(24,169,504)	(31,534,212)
NET ASSETS
Beginning of period	108,467,273	140,001,485

End of period (including undistributed net investment income of $2,759,361 and $3,196,442, respectively)	$84,297,769	$108,467,273

*	Amount reclassified from realized gain (loss) on investment transactions.

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”), is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk

22

AllianceBernstein Variable Products Series Fund

of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Mortgage Pass-Throughs	$–0	–	$19,199,746		$–0	–	$19,199,746
Corporates–Investment Grades	–0	–	19,137,488		–0	–	19,137,488
Asset-Backed Securities	–0	–	12,018,004		1,270,213		13,288,217
Commercial Mortgage-Backed Securities	–0	–	7,742,434		186,676		7,929,110
Governments–Treasuries	–0	–	7,593,857		–0	–	7,593,857
Agencies	–0	–	4,110,499		–0	–	4,110,499
Corporates–Non-Investment Grades	–0	–	2,722,878		–0	–^	2,722,878
Quasi-Sovereigns	–0	–	2,098,604		–0	–	2,098,604
Inflation-Linked Securities	–0	–	1,830,761		–0	–	1,830,761
Collateralized Mortgage Obligations	–0	–	437,698		1,240,216		1,677,914
Local Governments–Municipal Bonds	–0	–	1,498,126		–0	–	1,498,126
Governments–Sovereign Bonds	–0	–	580,090		–0	–	580,090
Preferred Stocks	351,909		115,249		–0	–	467,158
Emerging Markets–Corporate Bonds	–0	–	93,000		–0	–	93,000
Governments–Sovereign Agencies	–0	–	78,754		–0	–	78,754
Common Stocks	–0	–	–0	–	3,690		3,690
Warrants	–0	–	–0	–	–0	–^	–0	–
Short-Term Investments:
Time Deposit	–0	–	12,209,376		–0	–	12,209,376
Governments–Treasuries	–0	–	2,468,846		–0	–	2,468,846

Total Investments in Securities	351,909		93,935,410		2,700,795		96,988,114
Other Financial Instruments*:
Assets:
Futures	2,429		–0	–	–0	–	2,429	#
Forward Currency Exchange Contracts	–0	–	95,193		–0	–	95,193
Credit Default Swaps	–0	–	12,246		–0	–	12,246
Interest Rate Swaps	–0	–	68,403		–0	–	68,403
Liabilities:
Futures	(40,529)		–0	–	–0	–	(40,529	)#
Forward Currency Exchange Contracts	–0	–	(8,972)		–0	–	(8,972)
Centrally Cleared Credit Default Swaps	–0	–	(63,394)		–0	–	(63,394	)#
Interest Rate Swaps	–0	–	(12,064)		–0	–	(12,064)

Total**	$313,809		$94,026,822		$2,700,795		$97,041,426

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives reported in the portfolio of investments.

**	There were no transfers between Level 1 and Level 2 during the reporting period.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades^
Balance as of 12/31/12	$981,790		$1,011,254		$–0	–
Accrued discounts/(premiums)	1,896		8,156		–0	–
Realized gain (loss)	4,331		60,854		–0	–
Change in unrealized appreciation/depreciation	(305)		(46,625)		–0	–
Purchases	754,113		189,865		–0	–
Sales	(471,612)		(1,036,828)		–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/13	$1,270,213		$186,676		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13 *	$321		$(3,052)		$–0	–

	Collateralized Mortgage Obligations		Common Stocks		Warrants^
Balance as of 12/31/12	$509,996		$2,460		$–0	–
Accrued discounts/(premiums)	5,046		–0	–	–0	–
Realized gain (loss)	(5,557)		–0	–	–0	–
Change in unrealized appreciation/depreciation	22,604		1,230		–0	–
Purchases	839,091		–0	–	–0	–
Sales	(130,964)		–0	–	–0	–
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/13	$1,240,216		$3,690		$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13 *	$22,604		$1,230		$–0	–

	Total
Balance as of 12/31/12	$2,505,500
Accrued discounts/(premiums)	15,098
Realized gain (loss)	59,628
Change in unrealized appreciation/depreciation	(23,096)
Purchases	1,783,069
Sales	(1,639,404)
Transfers in to Level 3	–0	–
Transfers out of Level 3	–0	–

Balance as of 12/31/13	$2,700,795

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13 *	$21,103

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

24

AllianceBernstein Variable Products Series Fund

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at December 31, 2013:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/13	Valuation Technique	Unobservable Input	Range/Weighted Average
Asset-Backed Securities	$1,270,213	Third Party Vendor	Evaluated Quotes	$67.83-$102.15/$96.27
Commercial Mortgage-Backed Securities	$186,676	Third Party Vendor	Evaluated Quotes	$98.84-$106.86/$102.40
Corporates–Non-Investment Grades	$0	Qualitative Assessment		$0.00/N/A
Collateralized Mortgage Obligations	$1,240,216	Third Party Vendor	Evaluated Quotes	$57.26-$95.34/$78.85
Common Stocks	$3,690	Indicative Market Quotations	Broker Quote	$90.00/N/A
Warrants	$0	Qualitative Assessment		$0.00/N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore,

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $54,102.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $247, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swaps with LBSF prior to their scheduled maturity dates in accordance with the terms of the swaps. Upon the termination of the swaps, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding

26

AllianceBernstein Variable Products Series Fund

undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $457,758 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $457,758.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$26,026,007	$28,639,901
U.S. government securities	182,713,723	191,736,110

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swaps and foreign currency transactions) are as follows:

Cost	$95,719,366

Gross unrealized appreciation	2,364,380
Gross unrealized depreciation	(1,095,632)

Net unrealized appreciation	$1,268,748

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2013, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are

28

AllianceBernstein Variable Products Series Fund

recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2013, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended December 31, 2013, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At December 31, 2013, the Portfolio had a Sale Contract outstanding with a Maximum Payout Amount of $270,000, with net unrealized appreciation of $12,246, and a term of less than 4 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of December 31, 2013, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $6,608. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, an amount of $6,608 would be required to be posted by the Portfolio.

30

AllianceBernstein Variable Products Series Fund

At December 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,429	*	Receivable/Payable for variation margin on futures	$40,529	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	95,193		Unrealized depreciation of forward currency exchange contracts	8,972
Interest rate contracts	Unrealized appreciation on interest rate swaps	68,403		Unrealized depreciation on interest rate swaps	12,064
Credit contracts	Unrealized appreciation on credit default swaps	12,246
Credit contracts				Receivable/Payable for variation margin on centrally cleared credit default swaps	63,394	*

Total		$178,271			$124,959

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$24,351	$(37,339)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(57,577)	(110,438)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(31,906)	145,278
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(557)	(58,165)

Total		$(65,689)	$(60,664)

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2013:

Futures:
Average original value of buy contracts	$2,476,743	(a)
Average original value of sale contracts	$1,761,463

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,120,064
Average principal amount of sale contracts	$7,275,659

Interest Rate Swaps:
Average notional amount	$3,228,859

Centrally Cleared Interest Rate Swaps:
Average notional amount	$3,670,917	(b)

Credit Default Swaps:
Average notional amount of sale contracts	$282,308

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,112,500	(c)
Average notional amount of sale contracts	$400,000	(d)

(a)	Positions were open for six months during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for four months during the year.

(d)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period are subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Cash Collateral Received		Securities Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$94,933	$–0	–	$–0	–	$–0	–	$94,933
Credit Suisse International	5,179	(2,104)		–0	–	–0	–	3,075
JPMorgan Chase Bank, NA	68,403	(12,064)		–0	–	–0	–	56,339
State Street Bank & Trust Co.	260	(260)		–0	–	–0	–	–0	–

Total	$168,775	$(14,428)		$–0	–	$–0	–	$154,347

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Cash Collateral Pledged		Securities Collateral Pledged		Net Amount of Derivatives Liabilities
Credit Suisse International	$2,104	$(2,104)		$–0	–	$–0	–	$–0	–
Exchange-Traded Goldman Sachs Co*	2,828	–0	–	(2,828)		–0	–	–0	–
Exchange-Traded Morgan Stanley & Co. LLC/(INTRCONX)*	3,888	–0	–	(3,888)		–0	–	–0	–
Goldman Sachs Bank USA	2,002	–0	–	–0	–	–0	–	2,002
HSBC Bank USA	3,214	–0	–	–0	–	–0	–	3,214
JPMorgan Chase Bank, NA	12,064	(12,064)		–0	–	–0	–	–0	–
State Street Bank & Trust Co.	1,527	(260)		–0	–	–0	–	1,267
UBS AG	125	–0	–	–0	–	–0	–	125

Total	$27,752	$(14,428)		$(6,716)		$–0	–	$6,608

*	In addition to the amounts reflected above, cash collateral has been posted for initial margin requirements for open futures and centrally cleared swaps outstanding at December 31, 2013.

32

AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2013, the Portfolio earned drop income of $317,648 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended December 31, 2013, the Portfolio had no transactions in reverse repurchase agreements.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	74,962	218,065	$884,617	$2,741,087
Shares issued in reinvestment of dividends and distributions	413,111	524,053	4,585,533	6,288,631
Shares redeemed	(1,408,318)	(2,767,258)	(16,566,656)	(34,849,164)

Net decrease	(920,245)	(2,025,140)	$(11,096,506)	$(25,819,446)

Class B
Shares sold	92,014	138,136	$1,077,143	$1,715,485
Shares issued in reinvestment of dividends and distributions	145,019	186,939	1,595,214	2,222,707
Shares redeemed	(628,054)	(649,880)	(7,333,918)	(8,100,002)

Net decrease	(391,021)	(324,805)	$(4,661,561)	$(4,161,810)

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

33

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

34

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$4,448,851	$5,421,309
Net long-term capital gains	1,731,896	3,090,029

Total taxable distributions paid	$6,180,747	$8,511,338

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,728,367
Undistributed net capital gain	1,075,148
Accumulated capital and other losses	(8,541	)(a)
Unrealized appreciation/(depreciation)	1,404,393	(b)

Total accumulated earnings/(deficit)	$5,199,367

(a)	As of December 31, 2013, the Portfolio had cumulative deferred losses on straddles of $8,541.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and Treasury inflation-protected securities, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, reclassifications of foreign currency and paydown gains/losses, and the redesignation of dividends resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

35

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.30	$12.54	$12.39	$11.98	$10.50

Income From Investment Operations
Net investment income (a)	.32	.33	.42	.48	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	.35	#	.38	.60	1.37
Contributions from Adviser	–0	–	.05	#	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.27)	.73	.80	1.08	1.89

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.58)	(.60)	(.67)	(.41)
Distributions from net realized gain on investment transactions	(.36)	(.39)	(.05)	–0	–	–0	–

Total dividends and distributions	(.81)	(.97)	(.65)	(.67)	(.41)

Net asset value, end of period	$11.22	$12.30	$12.54	$12.39	$11.98

Total Return
Total investment return based on net asset value (b)	(2.16	)%*	6.05	%*	6.64%	9.20	%*	18.51	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,848	$79,104	$106,028	$119,599	$129,647
Ratio to average net assets of:
Expenses	.77%	.70%	.65%	.68	%+	.69%
Net investment income	2.74%	2.67%	3.42%	3.90	%+	4.69%
Portfolio turnover rate**	217%	116%	108%	94%	102%

See footnote summary on page 37.

36

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.17	$12.41	$12.26	$11.86	$10.40

Income From Investment Operations
Net investment income (a)	.29	.30	.39	.44	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.58)	.35	#	.37	.60	1.36
Contributions from Adviser	–0	–	.05	#	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	(.29)	.70	.76	1.04	1.85

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.55)	(.56)	(.64)	(.39)
Distributions from net realized gain on investment transactions	(.36)	(.39)	(.05)	–0	–	–0	–

Total dividends and distributions	(.77)	(.94)	(.61)	(.64)	(.39)

Net asset value, end of period	$11.11	$12.17	$12.41	$12.26	$11.86

Total Return
Total investment return based on net asset value (b)	(2.34	)%*	5.79	%*	6.38%	8.93	%*	18.20	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,450	$29,363	$33,973	$39,025	$41,341
Ratio to average net assets of:
Expenses	1.02%	.96%	.90%	.93	%+	.94%
Net investment income	2.49%	2.43%	3.17%	3.64	%+	4.44%
Portfolio turnover rate**	217%	116%	108%	94%	102%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2010 and December 31, 2009 by 0.02%%, 0.05%, 0.04% and 0.01%, respectively.

Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.38% for the year ended December 31, 2012.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Intermediate Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Intermediate Bond Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Intermediate Bond Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

38

2013 FEDERAL TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 0.18% of dividends paid qualify for the dividends received deduction.

39

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1) Michael J. Downey(1)	Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1)	Garry L. Moody(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
    Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

40

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

41

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

42

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995–2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975–1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

43

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Shawn E. Keegan 42	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2009.

Alison M. Martier 57	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2009.

Douglas J. Peebles 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Greg J. Wilensky 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

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INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds

45

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares; and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Government Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013 and (in the case of comparisons with the Index) the since inception period (September 1992 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 5-year period, and in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio lagged the Index in the period since inception and outperformed the Index in all other periods. The directors also noted the changes to the Portfolio’s investment policies and the acquisition of the following portfolios of the Fund: AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein High Yield Portfolio, effective April 2008. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a substantially similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

46

AllianceBernstein Variable Products Series Fund

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 4 basis points impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s small asset base of approximately $91 million impacted the Portfolio’s expense ratio. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

47

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also shown are the Portfolio’s net assets on September 30, 2013.

Portfolio	Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets ($MM)
Intermediate Bond Portfolio	Low Risk Income	0.45% on 1st $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	$90.2

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

3	It should be noted that on April 25, 2008, the Adviser’s variable fixed-income offerings were reorganized and U.S. Government/ High Grade Securities Portfolio acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio. On April 28, 2008 the investment guidelines of U.S. Government/ High Grade Securities Portfolio were broadened to match those of the Adviser’s U.S. Strategic Core Plus Strategy and the Portfolio’s name was changed to Intermediate Bond Portfolio.

4	Jones v. Harris at 1427.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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AllianceBernstein Variable Products Series Fund

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s the fiscal year ended December 31, 2012, the Adviser received $44,915 (0.038% of the Portfolio’s average daily net assets) for providing such services.

Set forth below are the Portfolio’s total expense ratios for the most recent semi-annual period:

Portfolio	Total Expense Ratio[6]	Fiscal Year
Intermediate Bond Portfolio	Class A 0.74% Class B 0.99%	December 31 (ratio as of June 30, 2013)

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2013 net assets.8

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Intermediate Bond Portfolio	$90.2	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance Minimum Account Size: $25 million	0.300	0.450

6	Annualized.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

49

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. The AllianceBernstein Mutual Funds were also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio, which is managed similarly as the Portfolio, was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450	0.450

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[9]	0.50% on first $1 billion 0.45% on the balance	0.500	0.450

The Adviser manages Intermediate Duration Portfolio of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company which has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio based on September 30, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% the balance	0.500	0.450

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client # 1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.290	0.450

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service generally required by a registered investment company.

9	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

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AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.13

Portfolio	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
Intermediate Bond Portfolio	0.450	0.500	2/12

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.

Portfolio	Total Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.705	0.652	11/12	0.604	25/28

Based on this analysis, the Portfolio has more favorable ranking on a contractual management fee basis than on a total expense basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

15	Most recently completed fiscal year Class A share total expense ratio.

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INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and front-end sales loads.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $78,314 in Rule 12b-1 fees from the Portfolio.

During the fiscal year ended December 31, 2012, distribution expenses were incurred by ABI in the amount of $218,349 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This expense amount incurred by ABI is partially offset by the 12b-1 fees paid by the Portfolio.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,16 ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser. During the most recently completed fiscal year, the Portfolio paid ABIS a fee of approximately $1,385.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

16	The fee is inclusive of other Portfolios of the Fund (Equity and Blend), which are not discussed in this summary.

17	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2012.

52

AllianceBernstein Variable Products Series Fund

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2013.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	–0.97	–1.08	–0.43	3/6	9/14
3 year	3.75	3.82	3.99	5/6	11/14
5 year	6.24	5.96	5.86	2/6	4/14
10 year	4.80	4.48	4.71	2/6	6/12

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to its respective EG/EU as the criteria for including/excluding a fund to/from PG/PU is somewhat different than that of EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

53

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmarks.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2013 Annualized Performance
	1 Year (%)		3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	–	0.97	3.75	6.24	4.80	5.41	4.39	0.69	10
Barclays Capital U.S. Government Bond Index	–	2.54	2.68	4.26	4.50	5.72	4.01	0.70	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54

VPS-IB-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies.

The Portfolio may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.
INVESTMENT RESULTS

The table on page 5 shows the Portfolio’s performance compared to its benchmarks, the Morgan Stanley Capital International (“MSCI”) World (ex-U.S.) Index (net) and the MSCI All Country (“AC”) World (ex-U.S.) Index (net) for the one-, five- and 10-year periods ended December 31, 2013.

For the annual period ended December 31, 2013, all share classes of the Portfolio underperformed the benchmarks, with security selection driving the deficit. Stock selection in industrials and consumer-driven sectors undercut relative performance. Underweight exposure to the Japanese yen and an underweight to the materials sector, as well as stock selection within the technology sector, mitigated some of the losses. Currency exposure and sector allocation were both positive.

The Portfolio utilized derivatives in the form of currency forwards for hedging purposes, which detracted from performance during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets rose sharply in 2013, as a brightening macroeconomic outlook lifted risk assets. The U.S. Federal Reserve (the “Fed”) played a large role in the behavior of the financial markets during the year. The implementation of the Fed’s monetary policies in late 2012 fueled an extensive, liquidity-driven rally that boosted global stocks. Markets were volatile for most of the second half of 2013 as former Fed Chairman Ben Bernanke hinted that the U.S. may wind down its massive bond-buying program sooner than expected. After months of speculation, the Fed took its first steps toward

1

AllianceBernstein Variable Products Series Fund

ending a key component of its stimulus campaign in December. Amid a slew of data suggesting that the U.S. economy was gaining momentum, the Fed announced that it would gradually wind down its bond-purchasing program by late 2014. At the same time, it strengthened its commitment to keeping short-term interest rates near zero until late 2015. Markets reacted positively to news of this shift in monetary policy, as investors were enthusiastic about the gradual pace of the changes and relieved that a major source of uncertainty had been removed.

The Portfolio is tilted toward underappreciated growth opportunities in consumer and technology sectors. The Portfolio’s International Growth sector heads prefer market leaders with attractive earnings growth prospects and high returns on invested capital.

2

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged MSCI World (ex-U.S.) Index nor the unmanaged MSCI AC World (ex-U.S.) Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. The MSCI AC World (ex-U.S.) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the U.S. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

3

INTERNATIONAL GROWTH PORTFOLIO
DISCLOSURES AND RISKS
(continued)	AllianceBernstein Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

4

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein International Growth Portfolio Class A	13.60%	11.72%	7.21%
AllianceBernstein International Growth Portfolio Class B	13.32%	11.44%	6.94%
MSCI World (ex-U.S.) Index (net)	21.02%	12.49%	7.07%
MSCI AC World (ex-U.S.) Index (net)	15.29%	12.81%	7.57%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97% and 1.22% for Class A and Class B shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmarks, the MSCI World (ex-U.S.) Index (net) and the MSCI AC World (ex-U.S.) Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

5

INTERNATIONAL GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,127.50	$4.99	0.93%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.52	$4.74	0.93%

Class B
Actual	$1,000	$1,125.90	$6.32	1.18%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.26	$6.01	1.18%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Roche Holding AG	$5,787,407	3.7%
Prudential PLC	5,547,566	3.5
Nestle SA	5,452,924	3.5
British American Tobacco PLC	5,155,234	3.3
Partners Group Holding AG	4,915,880	3.1
AIA Group Ltd.	4,803,960	3.1
Tencent Holdings Ltd.	4,770,652	3.0
Anheuser-Busch InBev NV	4,590,745	2.9
Aberdeen Asset Management PLC	4,193,088	2.7
Diageo PLC	3,816,238	2.4

	$49,033,694	31.2%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$36,061,266	22.8%
Consumer Staples	28,797,979	18.2
Consumer Discretionary	23,141,027	14.6
Information Technology	18,927,837	12.0
Health Care	18,653,709	11.8
Industrials	16,078,050	10.2
Energy	7,399,211	4.7
Materials	7,205,964	4.6
Short-Term Investments	1,779,066	1.1

Total Investments	$158,044,109	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

7

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$46,167,491	29.2%
Switzerland	22,188,890	14.0
Japan	11,646,308	7.4
China	9,584,437	6.1
France	9,309,658	5.9
Hong Kong	9,156,220	5.8
Germany	6,902,585	4.4
India	5,010,973	3.2
Belgium	4,590,745	2.9
Russia	4,404,908	2.8
Italy	4,332,449	2.7
Taiwan	4,044,086	2.5
South Africa	3,799,456	2.4
Other	15,126,837	9.6
Short-Term Investments	1,779,066	1.1

Total Investments	$158,044,109	100.0%

*	All data are as of December 31, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.8% or less in the following countries: Brazil, Denmark, Finland, Indonesia, Philippines, Singapore, South Korea, Sweden and United States.

8

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.5%

FINANCIALS–23.0%
CAPITAL MARKETS–8.4%
Aberdeen Asset Management PLC	504,240	$4,193,088
Azimut Holding SpA	63,095	1,721,495
Partners Group Holding AG	18,433	4,915,880
UBS AG(a)	124,520	2,384,227

		13,214,690

COMMERCIAL BANKS–3.9%
HSBC Holdings PLC	199,341	2,187,597
Sberbank of Russia (Sponsored ADR)	96,437	1,212,213
Sumitomo Mitsui Financial Group, Inc.	52,100	2,709,376

		6,109,186

DIVERSIFIED FINANCIAL SERVICES–1.3%
IG Group Holdings PLC	196,298	2,005,437

INSURANCE–6.6%
AIA Group Ltd.	954,400	4,803,960
Prudential PLC	248,280	5,547,566

		10,351,526

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.1%
BR Malls Participacoes SA	84,800	611,625
Global Logistic Properties Ltd.	514,000	1,179,083

		1,790,708

THRIFTS & MORTGAGE FINANCE–1.7%
Housing Development Finance Corp.	200,290	2,589,719

		36,061,266

CONSUMER STAPLES–18.3%
BEVERAGES–5.3%
Anheuser-Busch InBev NV	43,172	4,590,745
Diageo PLC	115,160	3,816,238

		8,406,983

FOOD & STAPLES RETAILING–0.8%
Raia Drogasil SA	76,200	477,371
Tsuruha Holdings, Inc.	8,200	752,914

		1,230,285

FOOD PRODUCTS–6.0%
Danone	39,036	2,816,129
Nestle SA	74,402	5,452,924
Universal Robina Corp.	442,900	1,131,391

		9,400,444

HOUSEHOLD PRODUCTS–2.9%
Reckitt Benckiser Group PLC	35,920	$2,853,337
Unicharm Corp.	30,700	1,751,696

		4,605,033

TOBACCO–3.3%
British American Tobacco PLC	96,047	5,155,234

		28,797,979

CONSUMER DISCRETIONARY–14.7%
AUTO COMPONENTS–0.8%
Nokian Renkaat Oyj	27,230	1,305,798

AUTOMOBILES–2.8%
Nissan Motor Co., Ltd.	271,100	2,271,819
Volkswagen AG (Preference Shares)	7,409	2,085,030

		4,356,849

DIVERSIFIED CONSUMER SERVICES–0.6%
Kroton Educacional SA	62,300	1,036,727

HOTELS, RESTAURANTS & LEISURE–1.6%
Melco Crown Entertainment Ltd. (ADR)(a)	63,750	2,500,275

MEDIA–1.3%
Naspers Ltd.–Class N	19,370	2,027,543

MULTILINE RETAIL–1.0%
Golden Eagle Retail Group Ltd.(b)	631,000	835,343
Matahari Department Store Tbk PT(a)	768,500	695,475

		1,530,818

SPECIALTY RETAIL–2.1%
Belle International Holdings Ltd.	865,000	1,004,924
Fast Retailing Co., Ltd.	5,500	2,271,626

		3,276,550

TEXTILES, APPAREL & LUXURY GOODS–4.5%
Brunello Cucinelli SpA	31,383	1,115,689
Cie Financiere Richemont SA	36,522	3,648,452
Li & Fung Ltd.	654,000	847,061
Prada SpA	168,000	1,495,265

		7,106,467

		23,141,027

INFORMATION TECHNOLOGY–12.1%
INTERNET SOFTWARE & SERVICES–6.9%
Baidu, Inc. (Sponsored ADR)(a)	16,280	2,895,886
Mail.ru Group Ltd. (GDR)(c)	33,050	1,474,030
Tencent Holdings Ltd.	74,600	4,770,652
Yandex NV–Class A(a)	39,830	1,718,665

		10,859,233

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares		U.S. $ Value

IT SERVICES–0.8%
Tata Consultancy Services Ltd.		33,280	$1,170,845

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–4.4%
MediaTek, Inc.		119,000	1,773,681
Samsung Electronics Co., Ltd.		2,190	2,853,673
Taiwan Semiconductor Manufacturing Co., Ltd.		643,000	2,270,405

			6,897,759

			18,927,837

HEALTH CARE–11.9%
HEALTH CARE EQUIPMENT & SUPPLIES–2.5%
Elekta AB–Class B		65,150	996,999
Essilor International SA		16,280	1,732,311
Shandong Weigao Group Medical Polymer Co., Ltd.–Class H		800,000	1,082,556

			3,811,866

HEALTH CARE PROVIDERS & SERVICES–0.4%
Life Healthcare Group Holdings Ltd.		166,170	663,675

PHARMACEUTICALS–9.0%
Aspen Pharmacare Holdings Ltd.		43,211	1,108,238
Bayer AG		14,477	2,032,722
Novo Nordisk A/S–Class B		10,691	1,959,680
Roche Holding AG		20,660	5,787,407
Shire PLC		43,281	2,039,712
Sun Pharmaceutical Industries Ltd.		136,110	1,250,409

			14,178,168

			18,653,709

INDUSTRIALS–10.2%
AEROSPACE & DEFENSE–2.1%
Safran SA		48,030	3,339,449

COMMERCIAL SERVICES & SUPPLIES–1.1%
Aggreko PLC		62,380	1,769,136

MACHINERY–2.4%
Komatsu Ltd.		92,000	1,888,877
Melrose Industries PLC		381,010	1,932,987

			3,821,864

PROFESSIONAL SERVICES–3.1%
Capita PLC		150,480	2,590,243
Intertek Group PLC		44,170	2,305,291

			4,895,534

TRADING COMPANIES & DISTRIBUTORS–1.5%
Wolseley PLC		39,612	2,252,067

			16,078,050

ENERGY–4.7%
ENERGY EQUIPMENT & SERVICES–2.7%
Schlumberger Ltd.		31,950	$2,879,015
Technip SA		14,770	1,421,769

			4,300,784

OIL, GAS & CONSUMABLE FUELS–2.0%
BG Group PLC		143,990	3,098,427

			7,399,211

MATERIALS–4.6%
CHEMICALS–3.6%
Croda International PLC		53,980	2,200,383
Essentra PLC		48,440	690,043
Linde AG		13,300	2,784,833

			5,675,259

METALS & MINING–1.0%
BHP Billiton PLC		49,330	1,530,705

			7,205,964

Total Common Stocks (cost $111,937,612)			156,265,043

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
TIME DEPOSIT–1.1%
State Street Time Deposit 0.01%, 1/02/14 (cost $1,779,066)	U.S.$	1,779	1,779,066

Total Investments Before Security Lending Collateral for Securities Loaned–100.6% (cost $113,716,678)			158,044,109

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
INVESTMENT COMPANIES–0.1%
AllianceBernstein Exchange Reserves–Class I, 0.07%(d) (cost $176,680)		176,680	176,680

TOTAL INVESTMENTS–100.7% (cost $113,893,358)			158,220,789
Other assets less liabilities–(0.7)%			(1,110,601)

NET ASSETS–100.0%			$157,110,188

10

AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	1,689	JPY	164,083	2/18/14	$(130,143)
BNP Paribas SA	USD	3,223	CAD	3,422	2/18/14	(5,281)
BNP Paribas SA	USD	3,591	JPY	369,018	2/18/14	(86,145)
Credit Suisse International	CHF	4,911	USD	5,532	2/18/14	24,393
Credit Suisse International	USD	5,100	JPY	505,869	2/18/14	(295,503)
Goldman Sachs Bank USA	AUD	457	USD	405	2/18/14	(1,952)
Goldman Sachs Bank USA	GBP	9,802	USD	15,715	2/18/14	(511,250)
Goldman Sachs Bank USA	USD	8,896	AUD	9,459	2/18/14	(475,736)
HSBC Bank USA	GBP	1,767	USD	2,854	2/18/14	(71,243)
Standard Chartered Bank	HKD	35,447	USD	4,574	2/18/14	2,206
State Street Bank & Trust Co.	CHF	3,659	USD	3,982	2/18/14	(121,652)
State Street Bank & Trust Co.	USD	5,686	EUR	4,243	2/18/14	150,969
State Street Bank & Trust Co.	USD	1,905	EUR	1,380	2/18/14	(6,094)
State Street Bank & Trust Co.	USD	933	NOK	5,652	2/18/14	(2,597)
State Street Bank & Trust Co.	USD	2,197	SEK	14,411	2/18/14	41,953

						$(1,488,075)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the market value of this security amounted to $1,474,030 or 0.9% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $113,716,678)	$158,044,109	(a)
Affiliated issuers (cost $176,680—investment of cash collateral for securities loaned)	176,680
Cash	444
Foreign currencies, at value (cost $420,529)	417,675
Dividends and interest receivable	357,774
Unrealized appreciation of forward currency exchange contracts	219,521
Receivable for capital stock sold	9,138

Total assets	159,225,341

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	1,707,596
Payable for collateral received on securities loaned	176,680
Advisory fee payable	94,327
Payable for capital stock redeemed	34,281
Administrative fee payable	13,886
Distribution fee payable	10,895
Transfer Agent fee payable	112
Accrued expenses	77,376

Total liabilities	2,115,153

NET ASSETS	$157,110,188

COMPOSITION OF NET ASSETS
Capital stock, at par	$8,180
Additional paid-in capital	170,939,237
Undistributed net investment income	861,057
Accumulated net realized loss on investment and foreign currency transactions	(57,543,181)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	42,844,895

	$157,110,188

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$102,466,795	5,316,368	$19.27
B	$54,643,393	2,863,469	$19.08

(a)	Includes securities on loan with a value of $167,069 (see Note E).

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $259,220)	$3,191,857
Affiliated issuers	2,131
Interest	392
Securities lending income	68,171

	3,262,551

EXPENSES
Advisory fee (see Note B)	1,169,423
Distribution fee—Class B	141,206
Transfer agency—Class A	3,652
Transfer agency—Class B	2,088
Custodian	112,374
Administrative	54,097
Audit	37,261
Legal	32,489
Printing	28,266
Directors’ fees	4,522
Miscellaneous	15,468

Total expenses	1,600,846

Net investment income	1,661,705

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,274,119	(a)
Foreign currency transactions	(744,278)
Net change in unrealized appreciation/depreciation of:
Investments	19,083,426	(b)
Foreign currency denominated assets and liabilities	(1,500,640)

Net gain on investment and foreign currency transactions	18,112,627

NET INCREASE IN NET ASSETS FROM OPERATIONS	$19,774,332

(a)	Net of foreign capital gains taxes of $35,625.

(b)	Net of decrease in accrued foreign capital gains taxes of $21,277.

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,661,705	$1,875,627
Net realized gain (loss) on investment and foreign currency transactions	529,841	(1,691,944)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,582,786	21,758,307

Net increase in net assets from operations	19,774,332	21,941,990
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(969,189)	(1,435,331)
Class B	(406,590)	(854,155)
CAPITAL STOCK TRANSACTIONS
Net decrease	(17,593,374)	(12,581,357)

Total increase	805,179	7,071,147
NET ASSETS
Beginning of period	156,305,009	149,233,862

End of period (including undistributed net investment income of $861,057 and $1,159,976, respectively)	$157,110,188	$156,305,009

See notes to financial statements.

14

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$6,128,093		$29,933,173		$–0	–	$36,061,266
Consumer Staples	477,371		28,320,608		–0	–	28,797,979
Consumer Discretionary	3,537,002		19,604,025		–0	–	23,141,027
Information Technology	6,088,581		12,839,256		–0	–	18,927,837
Health Care	1,959,680		16,694,029		–0	–	18,653,709
Industrials	–0	–	16,078,050		–0	–	16,078,050
Energy	2,879,015		4,520,196		–0	–	7,399,211
Materials	–0	–	7,205,964		–0	–	7,205,964
Short-Term Investments	–0	–	1,779,066		–0	–	1,779,066
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	176,680		–0	–	–0	–	176,680

Total Investments in Securities	21,246,422		136,974,367	+	–0	–	158,220,789
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	–0	–	219,521		–0	–	219,521
Liabilities:
Forward Currency Exchange Contracts	–0	–	(1,707,596)		–0	–	(1,707,596)

Total(a)(b)	$21,246,422		$135,486,292		$–0	–	$156,732,714

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	An amount of $3,404,776 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $7,064,224 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

16

AllianceBernstein Variable Products Series Fund

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants		Rights^		Total
Balance as of 12/31/12	$829,289		$–0	–	$829,289
Accrued discounts/(premiums)	–0	–	–0	–	–0	–
Realized gain (loss)	(78,691)		7,280		(71,411)
Change in unrealized appreciation/depreciation	(4,977)		–0	–	(4,977)
Purchases	914		–0	–	914
Sales	(746,535)		(7,280)		(753,815)
Transfers in to Level 3	–0	–	–0	–	–0	–
Transfers out of Level 3	–0	–	–0	–	–0	–

Balance as of 12/31/13	$–0	–	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/13*	$–0	–	$–0	–	$–0	–

^	The Portfolio held securities with zero market value that were sold during the period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $54,097.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $151,936, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments,

18

AllianceBernstein Variable Products Series Fund

Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$47,663,740		$60,146,512
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$114,074,507

Gross unrealized appreciation	$47,494,015
Gross unrealized depreciation	(3,347,733)

Net unrealized appreciation	$44,146,282

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2013, the Portfolio held forward currency exchange contracts for hedging purposes.

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $1,552,860. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, $1,552,860 would be required to be posted by the Portfolio.

At December 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$219,521	Unrealized depreciation of forward currency exchange contracts	$1,707,596

Total		$219,521		$1,707,596

The effect of derivative instruments on the statement of operations for the year ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(619,711)	$(1,490,401)

Total		$(619,711)	$(1,490,401)

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2013:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$54,180,203
Average principal amount of sale contracts	$53,695,725

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

20

AllianceBernstein Variable Products Series Fund

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Credit Suisse International	$24,393	$(24,393)		$–0	–	$–0	–
Standard Chartered Bank	2,206	–0	–	–0	–	2,206
State Street Bank & Trust Co.	192,922	(130,343)		–0	–	62,579

Total	$219,521	$(154,736)		$–0	–	$64,785

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$130,143	$–0	–	$–0	–	$130,143
BNP Paribas SA	91,426	–0	–	–0	–	91,426
Credit Suisse International	295,503	(24,393)		–0	–	271,110
Goldman Sachs Bank USA	988,938	–0	–	–0	–	988,938
HSBC Bank USA	71,243	–0	–	–0	–	71,243
State Street Bank & Trust Co.	130,343	(130,343)		–0	–	–0	–

Total	$1,707,596	$(154,736)		$–0	–	$1,552,860

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $167,069 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $176,680. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $68,171 and $2,131 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$2,331	$64,184	$66,338	$177

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	168,679	727,229	$3,058,525	$11,579,918
Shares issued in reinvestment of dividends	53,487	89,262	969,189	1,435,331
Shares redeemed	(604,017)	(1,145,926)	(10,946,120)	(18,320,349)

Net decrease	(381,851)	(329,435)	$(6,918,406)	$(5,305,100)

Class B
Shares sold	323,357	383,318	$5,795,702	$6,088,165
Shares issued in reinvestment of dividends	22,639	53,585	406,590	854,154
Shares redeemed	(943,420)	(882,162)	(16,877,260)	(14,218,576)

Net decrease	(597,424)	(445,259)	$(10,674,968)	$(7,276,257)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

22

AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$1,375,779	$2,289,486

Total taxable distributions paid	$1,375,779	$2,289,486

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(57,991,255	)(a)
Unrealized appreciation/(depreciation)	44,154,027	(b)

Total accumulated earnings/(deficit)	$(13,837,228)

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $57,362,032. During the fiscal year, the Portfolio utilized $1,061,986 of capital loss carryforwards to offset current year net realized gains. At December 31, 2013, the Portfolio had a qualified late-year ordinary loss deferral of $629,223 which is deemed to arise on January 1, 2014.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gain/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $57,362,032 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 7,176,740	n/a	2016
42,501,075	n/a	2017
7,684,217	–0–	no expiration

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency and foreign capital gains tax, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

23

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$17.13		$15.08		$18.42	$16.66		$12.52

Income From Investment Operations
Net investment income (a)	.21		.21		.26	.18		.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.11		2.12		(3.08)	1.92		4.59
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.32		2.33		(2.82)	2.10		4.81

Less: Dividends
Dividends from net investment income	(.18)		(.28)		(.52)	(.34)		(.67)

Net asset value, end of period	$19.27		$17.13		$15.08	$18.42		$16.66

Total Return
Total investment return based on net asset value (c)	13.60%		15.54%		(15.85)%	12.89%		39.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$102,467		$97,611		$90,912	$126,339		$124,335
Ratio to average net assets of:
Expenses	.94%		.97%		.94%	.93	%+	.99%
Net investment income	1.15%		1.33%		1.53%	1.08	%+	1.55%
Portfolio turnover rate	31%		52%		66%	104%		118%

See footnote summary on page 25.

24

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$16.96		$14.93		$18.24	$16.51		$12.41

Income From Investment Operations
Net investment income (a)	.16		.18		.22	.14		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.09		2.08		(3.06)	1.89		4.55
Contributions from Adviser	–0	–	–0	–	.00 (b)	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.25		2.26		(2.84)	2.03		4.73

Less: Dividends
Dividends from net investment income	(.13)		(.23)		(.47)	(.30)		(.63)

Net asset value, end of period	$19.08		$16.96		$14.93	$18.24		$16.51

Total Return
Total investment return based on net asset value (c)	13.32%		15.23%		(16.04)%	12.61%		39.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$54,643		$58,694		$58,322	$74,879		$72,604
Ratio to average net assets of:
Expenses	1.19%		1.22%		1.19%	1.18	%+	1.24%
Net investment income	.92%		1.11%		1.27%	.83	%+	1.28%
Portfolio turnover rate	31%		52%		66%	104%		118%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

26

2013 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2013.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2013, $185,941 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $2,476,815.

27

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2), Vice President Tassos M. Stassopoulos(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global Growth and Thematic Investment Team. Messrs. Daniel C. Roarty and Tassos M. Stassopoulos are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

28

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 to 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

31

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Daniel C. Roarty 42	Vice President	Senior Vice President of the Adviser** and Technology Sector Head, with which he has been associated since May 2011. Prior thereto, he was in research and portfolio management at Nuveen Investments since prior to 2009.

Tassos M. Stassopoulos 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

32

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”)2. The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$158.6	International Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,879 (0.028% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.97% Class B 1.22%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio4. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Growth Portfolio	$158.6	International Research Growth AC Schedule 0.85% on first $25m 0.65% on next $25m 0.55% on next $50m 0.45% on the balance Minimum account size $25m	0.576%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

34

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. (“International Growth Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Growth Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.	0.875%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
International Growth Portfolio	0.750	0.817	4/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Portfolio	0.972	0.972	7/13	0.997	18/44

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $149,521 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $469,646 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the adviser.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

36

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio effected brokerage transactions through and pais commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

37

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	5.30	9.25	8.94	13/13	39/40
3 year	6.03	8.83	8.79	12/12	32/35
5 year	-2.74	-0.26	0.24	11/11	31/32
10 year	10.58	10.06	10.06	4/10	12/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Portfolio	5.30	6.03	-2.74	10.58	7.98	20.67	0.51	10
MSCI AC World ex US Index (Net)	6.66	6.65	-0.87	10.68	N/A	19.01	0.54	10
MSCI World ex US Index (Net)[24]	8.75	6.70	-1.19	9.65	4.87	N/A	N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

24	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

38

VPS-IG-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., (the “Adviser”) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Portfolio invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds, or ETFs. The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (net), for the one-, five- and 10- year periods ended December 31, 2013.

For the annual period, class A shares of the Portfolio outperformed the benchmark, while B class shares underperformed. Security selection was positive for the period, particularly in the capital equipment, medical and finance sectors. Sector selection was also beneficial to returns, due to an underweight in consumer staples and overweights in capital equipment and telecommunications. Implicit currency selection was negative. Stock selection in the technology, industrial commodities and telecommunications sectors also detracted.

Derivatives used during the annual period included futures for investment purposes, which had an immaterial impact on performance; and forwards for hedging and investment purposes, which added to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities rallied strongly in the annual period on more encouraging growth data and expectations of continued U.S. monetary stimulus. While stocks retreated from mid-May peaks amid speculation that the U.S. Federal Reserve (the “Fed”) would end its asset purchase program, optimism prevailed. Stocks slipped again in August amid mounting Middle East tensions and fears that the Fed would start to taper its stimulus in September, which later proved premature. Positive developments in key regions of the world in November further boosted risk appetite, although a surprise interest rate cut by the European Central Bank to a record low, as a countermeasure to slowing growth in the euro zone, undermined some of the gains. Amid a slew of positive data in the U.S., the Fed took its first steps toward ending a key component of its stimulus campaign.

The Portfolio is focused on attractively valued opportunities, which currently are widespread across many industry sectors and regions. The International Value Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

1

INTERNATIONAL VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged MSCI EAFE Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after the deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

AllianceBernstein Variable Products Series Fund

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein International Value Portfolio Class A	23.00%	9.89%	4.63%
AllianceBernstein International Value Portfolio Class B	22.73%	9.61%	4.38%
MSCI EAFE Index (net)	22.78%	12.44%	6.91%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.81% and 1.06% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the MSCI EAFE Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

INTERNATIONAL VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,191.40	$4.53	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.07	$4.18	0.82%

Class B
Actual	$1,000	$1,189.50	$5.91	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.81	$5.45	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
GlaxoSmithKline PLC	$22,347,826	2.8%
Vodafone Group PLC	21,468,925	2.7
Roche Holding AG	20,376,377	2.5
Novartis AG	16,078,752	2.0
Vivendi SA	14,826,366	1.9
HSBC Holdings PLC	14,709,920	1.8
European Aeronautic Defence and Space Co. NV	14,149,512	1.8
Valeo SA	13,767,333	1.7
Actelion Ltd.	13,590,830	1.7
Societe Generale SA	12,388,488	1.5

	$163,704,329	20.4%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$196,023,168	24.7%
Consumer Discretionary	128,824,322	16.2
Industrials	96,742,543	12.2
Health Care	85,647,396	10.8
Consumer Staples	57,464,274	7.3
Materials	57,146,122	7.2
Telecommunication Services	50,980,118	6.4
Energy	47,375,929	6.0
Information Technology	45,339,994	5.7
Utilities	23,774,788	3.0
Short-Term Investments	3,633,773	0.5

Total Investments	$792,952,427	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivatives transactions, which may be used for hedging or investment purpose (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

6

INTERNATIONAL VALUE PORTFOLIO
COUNTRY BREAKDOWN*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$165,860,454	20.9%
Japan	161,608,005	20.4
France	105,101,436	13.3
Switzerland	59,151,789	7.5
Germany	48,614,150	6.1
Australia	36,563,277	4.6
Italy	30,913,616	3.9
Netherlands	29,620,870	3.7
Hong Kong	22,731,667	2.9
South Korea	22,610,737	2.8
Russia	15,316,503	1.9
Norway	14,190,635	1.8
China	12,573,409	1.6
Other	64,462,106	8.1
Short-Term Investments	3,633,773	0.5

Total Investments	$792,952,427	100.0%

*	All data are as of December 31, 2013. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 1.4% or less in the following countries: Belgium, Brazil, Denmark, India, Israel, Portugal, South Africa, Sweden, Taiwan, Turkey and United Arab Emirates.

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

FINANCIALS–24.0%
CAPITAL MARKETS–2.5%
Deutsche Bank AG (REG)	214,941	$10,326,066
Macquarie Group Ltd.	200,427	9,837,515

		20,163,581

COMMERCIAL BANKS–13.3%
Banco do Brasil SA	215,400	2,232,167
Bank Hapoalim BM	570,745	3,197,936
Barclays PLC	1,508,362	6,820,636
BNP Paribas SA	74,760	5,831,822
China Construction Bank Corp.–Class H	3,772,000	2,855,823
HSBC Holdings PLC	1,340,416	14,709,920
Industrial & Commercial Bank of China Ltd.–Class H	2,777,000	1,883,112
KBC Groep NV	102,970	5,854,408
Lloyds Banking Group PLC(a)	8,399,240	11,021,368
Mitsubishi UFJ Financial Group, Inc.	1,530,000	10,158,273
National Australia Bank Ltd.	313,360	9,780,606
Sberbank of Russia (Sponsored ADR)	227,027	2,853,729
Societe Generale SA	213,042	12,388,488
Sumitomo Mitsui Financial Group, Inc.	153,800	7,998,121
UniCredit SpA	1,246,370	9,194,030

		106,780,439

DIVERSIFIED FINANCIAL SERVICES–1.9%
ING Groep NV(a)	489,090	6,831,866
ORIX Corp.	483,700	8,499,509

		15,331,375

INSURANCE–3.2%
Aegon NV	475,823	4,509,148
Ageas	44,312	1,889,619
AIA Group Ltd.	1,417,400	7,134,465
Aviva PLC	595,600	4,455,951
Muenchener Rueckversicherungs AG	34,910	7,700,094

		25,689,277

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.1%
Aeon Mall Co., Ltd.	160,800	4,504,545
China Overseas Land & Investment Ltd.	948,000	2,675,867
Country Garden Holdings Co., Ltd.	8,528,000	5,158,607
Lend Lease Group	566,810	5,656,601
Mitsui Fudosan Co., Ltd.	116,000	4,184,195
Wharf Holdings Ltd.	311,000	2,378,289

		24,558,104

		192,522,776

CONSUMER DISCRETIONARY–16.1%
AUTO COMPONENTS–3.7%
Cie Generale des Etablissements Michelin–Class B	92,962	$9,891,215
GKN PLC	967,350	5,994,402
Valeo SA	124,230	13,767,333

		29,652,950

AUTOMOBILES–6.1%
Bayerische Motoren Werke AG	53,150	6,241,545
Honda Motor Co., Ltd.	225,600	9,312,114
Hyundai Motor Co.	16,580	3,721,658
Mazda Motor Corp.(a)	1,377,000	7,135,698
Nissan Motor Co., Ltd.	693,800	5,814,046
Renault SA	35,430	2,851,278
Tata Motors Ltd.	428,010	2,618,468
Volkswagen AG (Preference Shares)	39,110	11,006,281

		48,701,088

HOTELS, RESTAURANTS & LEISURE–1.2%
Ladbrokes PLC	1,004,946	2,986,498
Melco Crown Entertainment Ltd. (ADR)(a)	175,690	6,890,562

		9,877,060

HOUSEHOLD DURABLES–0.6%
Taylor Wimpey PLC	2,432,240	4,504,499

MEDIA–1.3%
Liberty Global PLC–Series C(a)	125,450	10,577,944

MULTILINE RETAIL–0.3%
Myer Holdings Ltd.(b)	901,780	2,221,355

SPECIALTY RETAIL–2.3%
Kingfisher PLC	644,960	4,117,450
Shimamura Co., Ltd.	39,600	3,711,968
World Duty Free SpA(a)	201,060	2,528,107
Yamada Denki Co., Ltd.	2,465,900	8,065,899

		18,423,424

TEXTILES, APPAREL & LUXURY GOODS–0.6%
Cie Financiere Richemont SA	48,710	4,866,002

		128,824,322

INDUSTRIALS–12.1%
AEROSPACE & DEFENSE–4.0%
European Aeronautic Defence and Space Co. NV	184,310	14,149,512
MTU Aero Engines AG	45,650	4,486,066
Safran SA	83,390	5,797,974
Thales SA	47,740	3,076,533
Zodiac Aerospace	24,920	4,416,074

		31,926,159

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AIRLINES–1.2%
Japan Airlines Co., Ltd.	47,900	$2,362,968
Qantas Airways Ltd.(a)	3,952,513	3,877,076
Turk Hava Yollari	1,083,248	3,247,676

		9,487,720

BUILDING PRODUCTS–0.5%
Asahi Glass Co., Ltd.(b)	719,000	4,477,060

ELECTRICAL EQUIPMENT–1.1%
Sumitomo Electric Industries Ltd.	526,800	8,806,005

INDUSTRIAL CONGLOMERATES–2.6%
Bidvest Group Ltd.	110,440	2,829,287
Hutchison Whampoa Ltd.	464,000	6,328,351
Siemens AG	43,470	5,960,543
Toshiba Corp.	1,375,000	5,788,491

		20,906,672

MACHINERY–0.4%
IHI Corp.	667,000	2,884,535

MARINE–1.4%
AP Moeller–Maersk A/S–Class B	485	5,248,648
Nippon Yusen KK	1,892,000	6,049,532

		11,298,180

ROAD & RAIL–0.1%
Central Japan Railway Co.	3,600	424,267

TRADING COMPANIES & DISTRIBUTORS–0.7%
Mitsubishi Corp.	305,300	5,861,122

TRANSPORTATION INFRASTRUCTURE–0.1%
Sydney Airport	197,380	670,823

		96,742,543

HEALTH CARE–10.7%
BIOTECHNOLOGY–1.7%
Actelion Ltd.(a)	160,230	13,590,830

PHARMACEUTICALS–9.0%
Astellas Pharma, Inc.	98,300	5,827,894
Daiichi Sankyo Co., Ltd.	306,000	5,595,196
GlaxoSmithKline PLC	836,450	22,347,826
Novartis AG	200,610	16,078,752
Roche Holding AG	72,740	20,376,377
Teva Pharmaceutical Industries Ltd.	45,750	1,830,521

		72,056,566

		85,647,396

CONSUMER STAPLES–7.2%
BEVERAGES–1.6%
Anheuser-Busch InBev NV	33,740	3,587,782
Asahi Group Holdings Ltd.	112,600	3,177,535
Carlsberg A/S–Class B	52,510	5,810,426

		12,575,743

FOOD & STAPLES RETAILING–1.4%
Koninklijke Ahold NV	622,420	11,185,593

FOOD PRODUCTS–1.0%
Danone	48,440	$3,494,551
Nestle SA	57,850	4,239,828

		7,734,379

HOUSEHOLD PRODUCTS–0.4%
Reckitt Benckiser Group PLC	41,450	3,292,617

TOBACCO–2.8%
British American Tobacco PLC	171,040	9,180,415
Imperial Tobacco Group PLC	251,000	9,730,794
Japan Tobacco, Inc.	115,700	3,764,733

		22,675,942

		57,464,274

MATERIALS–7.1%
CHEMICALS–3.9%
Arkema SA	75,666	8,834,619
BASF SE	27,110	2,893,555
Denki Kagaku Kogyo KK	970,000	4,009,284
Incitec Pivot Ltd.	1,883,880	4,519,301
Koninklijke DSM NV	90,145	7,094,263
Nippon Shokubai Co., Ltd.	367,000	4,054,682

		31,405,704

METALS & MINING–2.5%
Dowa Holdings Co., Ltd.	302,000	2,954,756
Glencore Xstrata PLC(a)	647,842	3,370,433
MMC Norilsk Nickel OJSC (ADR)	368,230	6,119,983
Rio Tinto PLC	129,700	7,329,300

		19,774,472

PAPER & FOREST PRODUCTS–0.7%
Mondi PLC	343,690	5,965,946

		57,146,122

TELECOMMUNICATION SERVICES–6.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,757,973	2,981,275
Telenor ASA	168,030	4,014,839
Vivendi SA	562,086	14,826,366

		21,822,480

WIRELESS TELECOMMUNICATION SERVICES–3.6%
NTT DoCoMo, Inc.	291,000	4,791,685
Turkcell Iletisim Hizmetleri AS(a)	546,640	2,897,028
Vodafone Group PLC	5,452,855	21,468,925

		29,157,638

		50,980,118

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

ENERGY–5.9%
ENERGY EQUIPMENT & SERVICES–1.8%
Aker Solutions ASA	314,702	$5,634,309
Saipem SpA	196,210	4,207,847
Seadrill Ltd.(b)	110,810	4,541,487

		14,383,643

OIL, GAS & CONSUMABLE FUELS–4.1%
ENI SpA	401,460	9,700,739
Gazprom OAO (Sponsored ADR)	318,430	2,754,419
JX Holdings, Inc.	1,095,600	5,641,733
LUKOIL OAO (London) (Sponsored ADR)	56,850	3,588,372
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	316,699	11,307,023

		32,992,286

		47,375,929

INFORMATION TECHNOLOGY–5.6%
COMMUNICATIONS EQUIPMENT–0.4%
Telefonaktiebolaget LM Ericsson–Class B	267,065	3,260,727

COMPUTERS & PERIPHERALS–0.6%
Catcher Technology Co., Ltd.	709,000	4,616,794

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
LG Display Co., Ltd.(a)	245,100	5,918,755

IT SERVICES–0.8%
Fujitsu Ltd.(a)	1,333,000	6,908,507

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.1%
Samsung Electronics Co., Ltd.	5,510	7,179,789
SK Hynix, Inc.(a)	165,550	5,790,535
Sumco Corp.	503,400	4,440,946
Taiwan Semiconductor Manufacturing Co., Ltd.	799,000	2,821,235
Tokyo Electron Ltd.	79,900	4,402,706

		24,635,211

		45,339,994

UTILITIES–3.0%
ELECTRIC UTILITIES–2.1%
EDP–Energias de Portugal SA	1,643,770	$6,037,717
Electricite de France	163,260	5,775,671
Enel SpA	1,210,730	5,282,893

		17,096,281

MULTI-UTILITIES–0.9%
National Grid PLC	510,620	6,678,507

		23,774,788

Total Common Stocks (cost $631,688,067)		785,818,262

WARRANTS–0.4%
FINANCIALS–0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT–0.4%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a) (cost $2,799,578)	1,682,800	3,500,392

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 1/02/14 (cost $3,633,773)	$3,634	3,633,773

	Shares
Total Investments Before Security Lending Collateral for Securities Loaned–98.8% (cost $638,121,418)		792,952,427

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.3%
INVESTMENT COMPANIES–1.3%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $9,970,890)	9,970,890	9,970,890

TOTAL INVESTMENTS–100.1% (cost $648,092,308)		802,923,317
Other assets less liabilities–(0.1)%		(683,955)

NET ASSETS–100.0%		$802,239,362

10

AllianceBernstein Variable Products Series Fund

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2013	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	63	March 2014	$2,570,701	$2,693,675	$122,974

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	KRW	27,852,992	USD	25,799	1/15/14	$(615,591)
Barclays Bank PLC Wholesale	USD	29,248	EUR	21,495	1/15/14	322,632
BNP Paribas SA	JPY	5,193,914	USD	51,990	1/15/14	2,667,569
BNP Paribas SA	NOK	41,461	USD	6,898	1/15/14	65,351
BNP Paribas SA	USD	7,750	AUD	8,408	1/15/14	(248,014)
BNP Paribas SA	USD	60,146	JPY	6,108,840	1/15/14	(2,135,321)
BNP Paribas SA	USD	18,209	NZD	21,854	1/15/14	(247,626)
Citibank, NA	EUR	17,956	USD	24,262	1/15/14	(440,221)
Citibank, NA	NOK	35,795	USD	6,033	1/15/14	133,548
Citibank, NA	SEK	16,264	USD	2,527	1/15/14	(1,518)
Citibank, NA	USD	40,396	SEK	258,023	1/15/14	(287,616)
Credit Suisse International	CHF	5,740	USD	6,464	1/15/14	28,501
Credit Suisse International	CHF	33,181	USD	37,157	1/15/14	(42,147)
Credit Suisse International	EUR	15,124	USD	20,346	1/15/14	(460,248)
Credit Suisse International	JPY	1,013,652	USD	10,425	1/15/14	799,463
Credit Suisse International	USD	2,200	AUD	2,430	1/15/14	(31,462)
Credit Suisse International	USD	26,275	CHF	23,915	1/15/14	536,106
Credit Suisse International	USD	5,489	EUR	4,067	1/15/14	106,395
Credit Suisse International	USD	12,579	NOK	77,256	1/15/14	153,112
Credit Suisse International	CHF	16,156	USD	18,207	4/16/14	80,317
Credit Suisse International	USD	7,302	NOK	44,998	4/16/14	88,125
Deutsche Bank AG London	AUD	6,396	USD	5,977	1/15/14	270,054
Deutsche Bank AG London	HKD	15,660	USD	2,020	1/15/14	399
Deutsche Bank AG London	JPY	4,236,728	USD	43,547	1/15/14	3,314,436
Deutsche Bank AG London	USD	16,539	GBP	10,236	1/15/14	410,241
Deutsche Bank AG London	USD	4,026	NZD	4,896	1/15/14	(1,669)
Goldman Sachs Bank USA	BRL	4,506	USD	1,924	1/03/14	13,575
Goldman Sachs Bank USA	USD	1,889	BRL	4,506	1/03/14	20,621
Goldman Sachs Bank USA	CNY	28,855	USD	4,706	1/15/14	(47,417)
Goldman Sachs Bank USA	USD	3,854	AUD	4,026	1/15/14	(262,219)
Goldman Sachs Bank USA	USD	35,642	EUR	25,870	1/15/14	(52,733)
Goldman Sachs Bank USA	USD	26,528	JPY	2,571,923	1/15/14	(2,104,475)
Goldman Sachs Bank USA	BRL	4,506	USD	1,874	2/04/14	(20,403)
HSBC Bank USA	USD	22,047	GBP	13,669	1/15/14	586,377
HSBC Bank USA	USD	11,367	GBP	7,008	4/16/14	229,345
Royal Bank of Scotland PLC	USD	15,507	NZD	18,962	1/15/14	77,916
Standard Chartered Bank	BRL	4,506	USD	1,943	1/03/14	33,569
Standard Chartered Bank	USD	1,924	BRL	4,506	1/03/14	(13,575)
Standard Chartered Bank	CNY	57,736	USD	9,418	1/15/14	(92,573)
Standard Chartered Bank	EUR	18,352	USD	25,222	1/15/14	(24,695)
Standard Chartered Bank	HKD	125,440	USD	16,180	1/15/14	2,655

11

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	USD	4,033	CNY	24,706	1/15/14	$36,653
Standard Chartered Bank	USD	5,940	KRW	6,342,407	1/15/14	75,256
Standard Chartered Bank	HKD	21,286	USD	2,745	1/17/14	39
Standard Chartered Bank	EUR	3,684	USD	5,063	4/16/14	(5,166)
State Street Bank & Trust Co.	USD	16,733	CHF	15,006	1/15/14	90,545
UBS AG	GBP	14,475	USD	23,254	1/15/14	(713,564)
UBS AG	NZD	27,914	USD	22,983	1/15/14	41,283

						$2,335,830

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $638,121,418)	$792,952,427	(a)
Affiliated issuers (cost $9,970,890—including investment of cash collateral for securities loaned)	9,970,890
Cash	445,900	(b)
Foreign currencies, at value (cost $2,574,219)	2,584,652
Unrealized appreciation of forward currency exchange contracts	10,184,083
Receivable for investment securities sold and foreign currency transactions	4,713,844
Dividends and interest receivable	2,723,961
Receivable for capital stock sold	43,797

Total assets	823,619,554

LIABILITIES
Payable for collateral received on securities loaned	9,970,890
Unrealized depreciation of forward currency exchange contracts	7,848,253
Payable for investment securities purchased and foreign currency transactions	2,160,831
Payable for capital stock redeemed	480,997
Advisory fee payable	479,990
Distribution fee payable	148,847
Administrative fee payable	14,445
Payable for variation margin on futures	380
Transfer Agent fee payable	239
Accrued expenses	275,320

Total liabilities	21,380,192

NET ASSETS	$802,239,362

COMPOSITION OF NET ASSETS
Capital stock, at par	$53,970
Additional paid-in capital	1,743,358,532
Undistributed net investment income	1,508,872
Accumulated net realized loss on investment and foreign currency transactions	(1,100,097,441)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	157,415,429

	$802,239,362

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$58,722,721	3,918,698	$14.99
B	$743,516,641	50,051,444	$14.86

(a)	Includes securities on loan with a value of $9,501,886 (see Note E).

(b)	An amount of $202,870 has been segregated to collateralize margin requirements for open futures outstanding at December 31, 2013.

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,275,692)	$29,306,347
Affiliated issuers	20,016
Interest	220
Securities lending income	773,591

	30,100,174

EXPENSES
Advisory fee (see Note B)	6,918,754
Distribution fee—Class B	2,181,857
Transfer agency—Class A	411
Transfer agency—Class B	6,878
Custodian	269,577
Printing	197,131
Legal	60,283
Administrative	55,155
Audit	28,275
Directors’ fees	4,519
Miscellaneous	55,152

Total expenses	9,777,992

Net investment income	20,322,182

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	76,276,889	(a)
Futures	765,896
Foreign currency transactions	27,814,464
Net change in unrealized appreciation/depreciation of:
Investments	81,089,579
Futures	120,184
Foreign currency denominated assets and liabilities	(14,028,985)

Net gain on investment and foreign currency transactions	172,038,027

NET INCREASE IN NET ASSETS FROM OPERATIONS	$192,360,209

(a)	On May 17, 2013, the Portfolio had a redemption-in-kind with total proceeds in the amount of $210,077,559. The gain on investments of $13,721,399 will not be realized for tax purposes.

See notes to financial statements.

14

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$20,322,182	$30,051,082
Net realized gain (loss) on investment and foreign currency transactions	104,857,249	(109,842,214)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	67,180,778	230,054,769

Net increase in net assets from operations	192,360,209	150,263,637
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,119,249)	(757,381)
Class B	(48,329,623)	(14,270,445)
CAPITAL STOCK TRANSACTIONS
Net decrease	(444,999,837)	(124,195,156)

Total increase (decrease)	(304,088,500)	11,040,655
NET ASSETS
Beginning of period	1,106,327,862	1,095,287,207

End of period (including undistributed net investment income of $1,508,872 and $1,805,358, respectively)	$802,239,362	$1,106,327,862

See notes to financial statements.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of these securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements

16

AllianceBernstein Variable Products Series Fund

based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks:
Financials	$12,691,244		$179,831,532		$–0	–	$192,522,776
Consumer Discretionary	19,996,613		108,827,709		–0	–	128,824,322
Industrials	–0	–	96,742,543		–0	–	96,742,543
Health Care	–0	–	85,647,396		–0	–	85,647,396
Consumer Staples	–0	–	57,464,274		–0	–	57,464,274
Materials	–0	–	57,146,122		–0	–	57,146,122
Telecommunication Services	–0	–	50,980,118		–0	–	50,980,118
Energy	6,342,791		41,033,138		–0	–	47,375,929
Information Technology	–0	–	45,339,994		–0	–	45,339,994
Utilities	–0	–	23,774,788		–0	–	23,774,788
Warrants	–0	–	3,500,392		–0	–	3,500,392
Short-Term Investments	–0	–	3,633,773		–0	–	3,633,773
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,970,890		–0	–	–0	–	9,970,890

Total Investments in Securities	49,001,538		753,921,779	+	–0	–	802,923,317
Other Financial Instruments* :
Assets:
Futures	–0	–	122,974		–0	–	122,974	#
Forward Currency Exchange Contracts	–0	–	10,184,083		–0	–	10,184,083
Liabilities:
Forward Currency Exchange Contracts	–0	–	(7,848,253)		–0	–	(7,848,253)

Total(a)(b)	$49,001,538		$756,380,583		$–0	–	$805,382,121

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

(a)	An amount of $10,445,050 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $17,768,510 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

18

AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $55,155.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $1,382,847, of which $212 and $337, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$531,013,661		$785,243,274
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$655,142,410

Gross unrealized appreciation	$168,868,373
Gross unrealized depreciation	(21,087,466)

Net unrealized appreciation	$147,780,907

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2013, the Portfolio held futures for non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the

20

AllianceBernstein Variable Products Series Fund

value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2013, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These master agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of December 31, 2013, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $4,014,098. If a trigger event had occurred at December 31, 2013, for those derivatives in a net liability position, an amount of $4,014,098 would be required to be posted by the Portfolio.

At December 31, 2013, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$122,974	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	10,184,083		Unrealized depreciation of forward currency exchange contracts	$7,848,253

Total		$10,307,057			$7,848,253

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2013:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$765,896	$120,184
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	29,331,482	(14,141,354)

Total		$30,097,378	$(14,021,170)

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The following table represents the volume of the Portfolio’s derivative transactions during the year ended December 31, 2013:

Futures:
Average original value of buy contracts	$5,838,349

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$350,882,501
Average principal amount of sale contracts	$355,732,558

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of December 31, 2013:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$322,632	$(322,632)		$–0	–	$–0	–
BNP Paribas SA	2,732,920	(2,630,961)		–0	–	101,959
Citibank, NA	133,548	(133,548)		–0	–	–0	–
Credit Suisse International	1,792,019	(533,857)		–0	–	1,258,162
Deutsche Bank AG London	3,995,130	(1,669)		–0	–	3,993,461
Goldman Sachs Bank USA	34,196	(34,196)		–0	–	–0	–
HSBC Bank USA	815,722	–0	–	–0	–	815,722
Royal Bank of Scotland PLC	77,916	–0	–	–0	–	77,916
Standard Chartered Bank	148,172	(136,009)		–0	–	12,163
State Street Bank & Trust Co.	90,545	–0	–	–0	–	90,545
UBS AG	41,283	(41,283)		–0	–	–0	–

Total	$10,184,083	$(3,834,155)		$–0	–	$6,349,928

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$615,591	$(322,632)		$–0	–	$292,959
BNP Paribas SA	2,630,961	(2,630,961)		–0	–	–0	–
Citibank, NA	729,355	(133,548)		–0	–	595,807
Credit Suisse International	533,857	(533,857)		–0	–	–0	–
Deutsche Bank AG London	1,669	(1,669)		–0	–	–0	–
Exchange-Traded Goldman Sachs Co.*	380	–0	–	(380)		–0	–
Goldman Sachs Bank USA	2,487,247	(34,196)		–0	–	2,453,051
Standard Chartered Bank	136,009	(136,009)		–0	–	–0	–
UBS AG	713,564	(41,283)		–0	–	672,281

Total	$7,848,633	$(3,834,155)		$(380)		$4,014,098

*	In addition to the amounts reflected above, cash collateral has been posted for initial margin requirements for open futures outstanding at December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

22

AllianceBernstein Variable Products Series Fund

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $9,501,886 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $9,970,890. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $773,591 and $20,016 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$38,373	$635,944	$664,346	$9,971

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	704,487	524,576	$10,092,196	$6,413,101
Shares issued in reinvestment of dividends	219,705	60,205	3,119,249	757,381
Shares redeemed	(711,972)	(2,270,141)	(9,889,977)	(27,369,031)

Net increase (decrease)	212,220	(1,685,360)	$3,321,468	$(20,198,549)

Class B
Shares sold	1,604,342	7,681,424	$21,719,600	$89,127,074
Shares issued in reinvestment of dividends	3,444,995	1,144,382	48,329,623	14,270,445
Shares redeemed	(37,407,549)	(17,078,721)	(518,370,528)	(207,394,126)

Net decrease	(32,358,212)	(8,252,915)	$(448,321,305)	$(103,996,607)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

23

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$51,448,872	$15,027,826

Total distributions paid	$51,448,872	$15,027,826

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,570,737
Accumulated capital and other losses	(1,098,653,494	)(a)
Unrealized appreciation/(depreciation)	147,909,617	(b)

Total accumulated earnings/(deficit)	$(941,173,140)

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $1,098,653,494. During the fiscal year, the Portfolio utilized $55,640,708 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

24

AllianceBernstein Variable Products Series Fund

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $1,098,653,494 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 41,335,504	n/a	2016
917,130,062	n/a	2017
50,169,345	n/a	2018
25,870,806	$64,147,777	no expiration

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency, the tax treatment of gains from a redemption-in-kind, and the tax treatment of passive foreign investment companies (PFICs) resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

25

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.96	$11.50	$14.90	$14.70	$11.05

Income From Investment Operations
Net investment income (a)	.33	.36	.36	.27	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.59	1.31	(3.19)	.39	†	3.54

Net increase (decrease) in net asset value from operations	2.92	1.67	(2.83)	.66	3.83

Less: Dividends and Distributions
Dividends from net investment income	(.89)	(.21)	(.56)	(.46)	(.18)
Tax return of capital	–0	–	–0	–	(.01)	–0	–	–0	–

Total dividends and distributions	(.89)	(.21)	(.57)	(.46)	(.18)

Net asset value, end of period	$14.99	$12.96	$11.50	$14.90	$14.70

Total Return
Total investment return based on net asset value (b)	23.00%	14.53%	(19.25)%	4.59%	34.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,723	$48,029	$62,003	$104,274	$179,342
Ratio to average net assets of:
Expenses	.82%	.81%	.82%	.85	%+	.83%
Net investment income	2.33%	2.97%	2.55%	1.94	%+	2.40%
Portfolio turnover rate	59%	41%	62%	52%	52%

See footnote summary on page 27.

26

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.84	$11.40	$14.77	$14.54	$10.93

Income From Investment Operations
Net investment income (a)	.30	.32	.31	.24	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.56	1.29	(3.14)	.38	†	3.47

Net increase (decrease) in net asset value from operations	2.86	1.61	(2.83)	.62	3.75

Less: Dividends and Distributions
Dividends from net investment income	(.84)	(.17)	(.53)	(.39)	(.14)
Tax return of capital	–0	–	–0	–	(.01)	–0	–	–0	–

Total dividends and distributions	(.84)	(.17)	(.54)	(.39)	(.14)

Net asset value, end of period	$14.86	$12.84	$11.40	$14.77	$14.54

Total Return
Total investment return based on net asset value (b)	22.73%	14.19%	(19.44)%	4.30%	34.36%

Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$744	$1,058	$1,033	$1,326	$1,708
Ratio to average net assets of:
Expenses	1.07%	1.06%	1.07%	1.10	%+	1.08%
Net investment income	2.20%	2.70%	2.23%	1.73	%+	2.38%
Portfolio turnover rate	59%	41%	62%	52%	52%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

27

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

28

2013 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Portfolio for the taxable year ended December 31, 2013.

The Portfolio intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended December 31, 2013, $1,139,375 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $21,549,276.

29

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Robert M. Keith, President and Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
William H. Foulk, Jr.(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Takeo Aso(2), Vice President Sharon E. Fay(2), Vice President Avi Lavi(2), Vice President Kevin F. Simms(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 20111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Senior Investment Management Team. Ms. Sharon E. Fay, Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

30

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)

Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.

		100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

31

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)

Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.

		100	None

32

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

33

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Takeo Aso 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Sharon E. Fay 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2009.

Avi Lavi 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Kevin F. Simms 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

34

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
International	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$1,063.0	International Value Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

35

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,851 (0.004% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update or May 1st of each year. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value	Class A 1.20%	0.81%	December 31
Portfolio	Class B 1.45%	1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

36

AllianceBernstein Variable Products Series Fund

addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	$1,063.0	International Value Schedule 0.80% on first $25m 0.60% on the next $25m 0.50% on the next $50m 0.40% on the balance Minimum account size $25m	0.419%	0.750%

The Adviser also manages AllianceBernstein International Value Fund, Inc. (“International Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of International Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Value Portfolio	International Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of SCB International Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of SCB International Portfolio been applicable to the Portfolio based on March 31, 2013 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
International Value Portfolio[7]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2013.	0.875%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The investment guidelines of the Portfolio are more restrictive than the SCB Fund portfolio. The Portfolio invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

37

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
International Value Portfolio	Client #1[8]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.597%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolios and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.10,11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.12

8	The client is an affiliate of the Adviser.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	Portfolio’s EG includes the Portfolio, five other VIP International Value funds (“IFVE”), three VIP International Growth funds (“IFGE”) and two VIP International Core funds (“IFCE”).

38

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee[13]	Lipper EG Median (%)	Lipper EG Rank
International Value Portfolio	0.750	0.750	5/11

Because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.14 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.15

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Value Portfolio	0.811	0.833	4/11	0.978	13/78

Based on this analysis, the Portfolio has a more favorable ranking on an expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $2,642,116 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $6,262,053 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

14	for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE, IFGE and IFCE funds, excluding outliers.

16	Most recently completed fiscal year end Class A total expense ratio.

39

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.17

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

40

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended February 28, 2013.23

	Portfolio (%)		PG Median (%)		PU Median (%)		PG Rank	PU Rank
International Value Portfolio
1 year		3.10		7.01		7.67	6/6	14/14
3 year		1.86		6.20		6.07	5/5	12/13
5 year	–	6.96	–	0.26	–	1.22	5/5	12/12
10 year		6.93		8.32		8.04	2/2	8/8

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)		10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
							Volatility (%)	Sharpe (%)
International Value Portfolio	3.10	1.86	–	6.96	6.93	4.99	21.79	0.34	10
MSCI EAFE Index (Net)	9.84	6.85	–	1.26	9.39	4.27	18.30	0.49	10
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

23	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

41

VPS-IV-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies and normally invests in approximately 50-70 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Adviser’s research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may, at times, invest in shares of exchange-traded funds, or ETFs, in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2013.

For the annual period, all share classes of the Portfolio outperformed the benchmark, as an emphasis on companies with strong fundamentals was rewarded. Stock selection, particularly in the financial and technology sectors benefitted returns. Sector selection detracted from performance, specifically by cash holdings in a rising market.

The Portfolio did not utilize derivatives during the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite the solid gains made by U.S. equities in 2013, the Large Cap Growth Investment Group (the “Team”) is taking a more conservative view going forward. While the Team remains constructive on the stock market, volatility is expected to increase.

The recent rally in the U.S. equity markets was underpinned by excess liquidity in the financial system that kept borrowing costs down and encouraged risk-taking. The Team believes that markets have begun to transition toward a phase where fundamentals are the primary determinant of valuations. Thus, in the Team’s view, companies will need to substantially grow their earnings to sustain their current valuations and continue their strong stock price performance.

Accordingly, the Team continues to identify companies that meet the Portfolio’s investment criteria of being strong businesses with high growth rates that produce healthy returns on equity and whose valuations do not adequately capture their upside potential.

1

LARGE CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 1000® Growth Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s, net asset value, or NAV.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years *
AllianceBernstein Large Cap Growth Portfolio Class A**	37.35%	18.60%	7.22%
AllianceBernstein Large Cap Growth Portfolio Class B**	37.00%	18.30%	6.95%
Russell 1000 Growth Index	33.48%	20.39%	7.83%
S&P 500 Index	32.39%	17.94%	7.41%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2013, by 0.10%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved through favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86% and 1.11% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT (unaudited)

12/31/03 – 12/31/13

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

LARGE CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,241.30	$4.75	0.84%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.97	$4.28	0.84%

Class B
Actual	$1,000	$1,239.80	$6.15	1.09%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.71	$5.55	1.09%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$18,558,958	4.4%
Cognizant Technology Solutions Corp.—Class A	17,477,618	4.2
Apple, Inc.	15,624,108	3.7
Visa, Inc.—Class A	14,500,922	3.5
IntercontinentalExchange Group, Inc.	13,328,984	3.2
Boeing Co. (The)	12,808,222	3.0
Biogen Idec, Inc.	12,721,352	3.0
Danaher Corp.	12,328,994	2.9
Schlumberger Ltd.	12,249,103	2.9
priceline.com, Inc.	10,287,240	2.4

	$139,885,501	33.2%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Consumer Discretionary	$93,194,368	22.1%
Technology	81,143,907	19.3
Health Care	64,284,161	15.3
Producer Durables	55,801,055	13.3
Financial Services	37,224,893	8.8
Consumer Staples	28,505,537	6.8
Energy	20,202,459	4.8
Materials & Processing	12,183,159	2.9
Short-Term Investments	28,155,478	6.7

Total Investments	$420,695,017	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector breakdown is classified in the above chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–93.3%

CONSUMER DISCRETIONARY–22.1%
AUTO PARTS–0.7%
LKQ Corp.(a)	95,490	$3,141,621

CABLE TELEVISION SERVICES–2.0%
Comcast Corp.–Class A	164,260	8,535,771

CONSUMER SERVICES: MISC.–1.6%
eBay, Inc.(a)	122,160	6,705,362

DIVERSIFIED MEDIA–1.4%
Liberty Media Corp.(a)	39,950	5,850,678

DIVERSIFIED RETAIL–3.8%
Amazon.com, Inc.(a)	17,460	6,962,873
Costco Wholesale Corp.	75,790	9,019,768

		15,982,641

ENTERTAINMENT–1.8%
Walt Disney Co. (The)	97,170	7,423,788

LEISURE TIME–2.4%
priceline.com, Inc.(a)	8,850	10,287,240

RECREATIONAL VEHICLES & BOATS–1.3%
Polaris Industries, Inc.	36,220	5,275,081

RESTAURANTS–2.2%
Chipotle Mexican Grill, Inc.–Class A(a)	4,350	2,317,593
Starbucks Corp.	88,795	6,960,640

		9,278,233

SPECIALTY RETAIL–2.3%
Home Depot, Inc. (The)	71,130	5,856,844
O’Reilly Automotive, Inc.(a)	30,370	3,908,923

		9,765,767

TEXTILES, APPAREL & SHOES–2.6%
Michael Kors Holdings Ltd.(a)	40,540	3,291,443
NIKE, Inc.–Class B	46,630	3,666,983
VF Corp.	64,000	3,989,760

		10,948,186

		93,194,368

TECHNOLOGY–19.3%
COMMUNICATIONS TECHNOLOGY–0.8%
QUALCOMM, Inc.	44,830	3,328,628

COMPUTER SERVICES, SOFTWARE & SYSTEMS–13.3%
ANSYS, Inc.(a)	83,522	7,283,118
Cognizant Technology Solutions Corp.–Class A(a)	173,080	17,477,618
Facebook, Inc.–Class A(a)	114,950	6,283,167
Google, Inc.–Class A(a)	16,560	18,558,958
LinkedIn Corp.–Class A(a)	16,630	3,605,883
Red Hat, Inc.(a)	50,100	2,807,604

		56,016,348

COMPUTER TECHNOLOGY–3.7%
Apple, Inc.	27,845	$15,624,108

ELECTRONIC COMPONENTS–1.5%
Amphenol Corp.–Class A	69,240	6,174,823

		81,143,907

HEALTH CARE–15.3%
BIOTECHNOLOGY–6.3%
Biogen Idec, Inc.(a)	45,474	12,721,352
Celgene Corp.(a)	47,050	7,949,568
Quintiles Transnational Holdings, Inc.(a)	128,388	5,949,500

		26,620,420

HEALTH CARE MANAGEMENT SERVICES–2.2%
UnitedHealth Group, Inc.	120,951	9,107,610

HEALTH CARE SERVICES–0.9%
McKesson Corp.	23,750	3,833,250

MEDICAL EQUIPMENT–2.4%
Illumina, Inc.(a)	37,535	4,152,122
Intuitive Surgical, Inc.(a)	14,930	5,734,314

		9,886,436

PHARMACEUTICALS–3.5%
Allergan, Inc./United States	67,136	7,457,467
Gilead Sciences, Inc.(a)	98,190	7,378,978

		14,836,445

		64,284,161

PRODUCER DURABLES–13.3%
AEROSPACE–3.0%
Boeing Co. (The)	93,840	12,808,222

AIR TRANSPORT–1.9%
Copa Holdings SA–Class A	48,840	7,819,772

DIVERSIFIED MANUFACTURING OPERATIONS–2.9%
Danaher Corp.	159,702	12,328,994

PRODUCER DURABLES: MISC.–0.8%
WW Grainger, Inc.	13,430	3,430,291

SCIENTIFIC INSTRUMENTS: CONTROL & FILTER–1.7%
Flowserve Corp.	38,283	3,017,849
Parker Hannifin Corp.	32,620	4,196,237

		7,214,086

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.4%
AMETEK, Inc.	109,571	5,771,105

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SCIENTIFIC INSTRUMENTS: GAUGES & METERS–0.8%
Mettler-Toledo International, Inc.(a)	13,175	$3,196,123

TRANSPORTATION MISCELLANEOUS–0.8%
Expeditors International of Washington, Inc.	73,050	3,232,462

		55,801,055

FINANCIAL SERVICES–8.8%
ASSET MANAGEMENT & CUSTODIAN–1.7%
Affiliated Managers Group, Inc.(a)	19,070	4,135,901
BlackRock, Inc.–Class A	10,280	3,253,312

		7,389,213

FINANCIAL DATA & SYSTEMS–3.4%
Visa, Inc.–Class A	65,120	14,500,922

INSURANCE: PROPERTY-CASUALTY–0.5%
Verisk Analytics, Inc.–Class A(a)	30,520	2,005,774

SECURITIES BROKERAGE & SERVICES–3.2%
IntercontinentalExchange Group, Inc.	59,261	13,328,984

		37,224,893

CONSUMER STAPLES–6.8%
BEVERAGE: SOFT DRINKS–1.8%
Green Mountain Coffee Roasters, Inc.(a)(b)	48,530	3,667,898
Monster Beverage Corp.(a)	54,534	3,695,769

		7,363,667

DRUG & GROCERY STORE CHAINS–0.6%
CVS Caremark Corp.	36,450	2,608,726

FOODS–2.9%
Hershey Co. (The)	66,400	6,456,072
Mead Johnson Nutrition Co.–Class A	69,580	5,828,021

		12,284,093

TOBACCO–1.5%
Philip Morris International, Inc.	71,721	6,249,051

		28,505,537

ENERGY–4.8%
OIL WELL EQUIPMENT & SERVICES–3.8%
Oceaneering International, Inc.	46,850	3,695,528
Schlumberger Ltd.	135,935	12,249,103

		15,944,631

OIL: CRUDE PRODUCERS–1.0%
Noble Energy, Inc.	62,514	$4,257,828

		20,202,459

MATERIALS & PROCESSING–2.9%
FERTILIZERS–1.2%
Monsanto Co.	43,213	5,036,475

METAL FABRICATING–1.7%
Precision Castparts Corp.	26,538	7,146,684

		12,183,159

Total Common Stocks (cost $277,295,761)		392,539,539

	Principal Amount (000)
SHORT-TERM INVESTMENTS–6.7%
TIME DEPOSIT–6.7%
State Street Time Deposit 0.01%, 1/02/14 (cost $28,155,478)	$28,155	28,155,478

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.0% (cost $305,451,239)		420,695,017

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.9%
INVESTMENT COMPANIES–0.9%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $3,736,810)	3,736,810	3,736,810

TOTAL INVESTMENTS–100.9% (cost $309,188,049)		424,431,827
Other assets less liabilities–(0.9)%		(3,593,335)

NET ASSETS–100.0%		$420,838,492

(a)	Non-income producing security.
(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $305,451,239)	$420,695,017	(a)
Affiliated issuers (cost $3,736,810—investment of cash collateral for securities loaned)	3,736,810
Cash	314,160
Receivable for investment securities sold	467,831
Dividends and interest receivable	378,818
Receivable for capital stock sold	161,360

Total assets	425,753,996

LIABILITIES
Payable for collateral received on securities loaned	3,736,810
Payable for investment securities purchased	510,625
Advisory fee payable	254,448
Payable for capital stock redeemed	219,701
Distribution fee payable	46,412
Administrative fee payable	13,886
Transfer Agent fee payable	112
Accrued expenses	133,510

Total liabilities	4,915,504

NET ASSETS	$420,838,492

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,987
Additional paid-in capital	335,647,287
Accumulated net realized loss on investment transactions	(30,062,560)
Net unrealized appreciation on investments	115,243,778

	$420,838,492

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$190,488,734	4,452,545	$42.78
B	$230,349,758	5,534,545	$41.62

(a)	Includes securities on loan with a value of $3,667,898 (see Note E).

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $15,488)	$2,764,229
Affiliated issuers	1,094
Interest	2,546
Securities lending income	18,545

2,786,414

EXPENSES
Advisory fee (see Note B)	2,852,269
Distribution fee—Class B	517,869
Transfer agency—Class A	5,533
Transfer agency—Class B	6,622
Custodian	112,136
Printing	101,398
Administrative	54,101
Legal	38,323
Audit	35,606
Directors’ fees	4,537
Miscellaneous	9,039

Total expenses	3,737,433

Net investment loss	(951,019)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	40,515,361
Net change in unrealized appreciation/depreciation of investments	81,506,094

Net gain on investment transactions	122,021,455

NET INCREASE IN NET ASSETS FROM OPERATIONS	$121,070,436

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013		Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(951,019)		$164,364
Net realized gain on investment transactions	40,515,361		13,850,502
Net change in unrealized appreciation/depreciation of investments	81,506,094		42,216,262

Net increase in net assets from operations	121,070,436		56,231,128
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(127,070)		(490,716)
Class B	–0	–	(59,787)
CAPITAL STOCK TRANSACTIONS
Net decrease	(51,226,644)		(65,941,709)

Total increase (decrease)	69,716,722		(10,261,084)
NET ASSETS
Beginning of period	351,121,770		361,382,854

End of period (including distributions in excess of net investment income of $–0– and ($90,377), respectively)	$420,838,492		$351,121,770

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2			Level 3			Total
Investments in Securities:
Assets:
Common Stocks*	$392,539,539		$	– 0	–	$	– 0	–	$392,539,539
Short-Term Investments	– 0	–		28,155,478			– 0	–	28,155,478
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,736,810			– 0	–		– 0	–	3,736,810

Total Investments in Securities	396,276,349			28,155,478			– 0	–	424,431,827
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$396,276,349			$28,155,478		$	– 0	–	$424,431,827

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

12

AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $54,101.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $223,215, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$212,668,130		$283,514,814
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$309,781,572

Gross unrealized appreciation	$117,082,106
Gross unrealized depreciation	(2,431,851)

Net unrealized appreciation	$114,650,255

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

14

AllianceBernstein Variable Products Series Fund

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $3,667,898 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $3,736,810. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $18,545 and $1,094 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$1,880	$22,320	$20,463	$3,737

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	99,625	84,976	$3,596,763	$2,557,847
Shares issued in reinvestment of dividends	3,499	16,100	127,070	490,716
Shares redeemed	(791,125)	(1,164,566)	(28,666,154)	(35,040,903)

Net decrease	(688,001)	(1,063,490)	$(24,942,321)	$(31,992,340)

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	SHARES			AMOUNT
	Year Ended December 31, 2013		Year Ended December 31, 2012	Year Ended December 31, 2013		Year Ended December 31, 2012
Class B
Shares sold	257,016		366,059	$9,095,751		$10,679,970
Shares issued in reinvestment of dividends	– 0	–	2,011	– 0	–	59,787
Shares redeemed	(1,007,058)		(1,523,390)	(35,380,074)		(44,689,126)

Net decrease	(750,042)		(1,155,320)	$(26,284,323)		$(33,949,369)

NOTE G : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$127,070	$550,503

Total taxable distributions paid	$127,070	$550,503

16

AllianceBernstein Variable Products Series Fund

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(29,469,037	)(a)
Unrealized appreciation/(depreciation)	114,650,255	(b)

Total accumulated earnings/(deficit)	$85,181,218

(a)	As of December 31, 2013, the Portfolio had a net capital loss carryforward of $29,469,037. During the fiscal year, the Portfolio utilized $39,104,906 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $29,469,037 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$ 519,354	n/a	2016
28,949,683	n/a	2017

During the current fiscal year, permanent differences primarily due to the tax treatment of partnership investments, return of capital distributions received from underlying securities, a dividend overdistribution and the disallowance of a net operating loss resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$31.17	$26.86	$27.79	$25.36	$18.47

Income From Investment Operations
Net investment income (loss) (a)	(.04)	.05	.09	.07	.10
Net realized and unrealized gain (loss) on investment transactions	11.68	4.35	(.93)	2.48	6.82

Net increase (decrease) in net asset value from operations	11.64	4.40	(.84)	2.55	6.92

Less: Dividends
Dividends from net investment income	(.03)	(.09)	(.09)	(.12)	(.03)

Net asset value, end of period	$42.78	$31.17	$26.86	$27.79	$25.36

Total Return
Total investment return based on net asset value (b)*	37.35%	16.39%	(3.04)%	10.10%	37.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$190,488	$160,226	$166,654	$200,977	$211,940
Ratio to average net assets of:
Expenses	.85%	.86%	.84%	.85%+	.88%
Net investment income (loss)	(.11)%	.18%	.33%	.29%+	.47%
Portfolio turnover rate	60%	94%	89%	105%	97%

See footnote summary on page 19.

18

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$30.38		$26.17	$27.08	$24.72	$18.03

Income From Investment Operations
Net investment income (loss) (a)	(.13)		(.02)	.02	.01	.04
Net realized and unrealized gain (loss) on investment transactions	11.37		4.24	(.91)	2.42	6.65

Net increase (decrease) in net asset value from operations	11.24		4.22	(.89)	2.43	6.69

Less: Dividends
Dividends from net investment income	– 0	–	(.01)	(.02)	(.07)	– 0	–

Net asset value, end of period	$41.62		$30.38	$26.17	$27.08	$24.72

Total Return
Total investment return based on net asset value (b)*	37.00%		16.12%	(3.27)%	9.83%	37.10%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$230,350		$190,896	$194,729	$223,520	$233,460
Ratio to average net assets of:
Expenses	1.10%		1.11%	1.09%	1.10%+	1.13%
Net investment income (loss)	(.36)%		(.07)%	.08%	.04%+	.22%
Portfolio turnover rate	60%		94%	89%	105%	97%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2012, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.10%, 0.95%, 0.46%, 0.58% and 1.96%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Large Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

20

2013 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 97.31% of dividends paid qualify for the dividends received deduction.

21

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1)
Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President Vincent C. DuPont(2) , Vice President John H. Fogarty(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Mr. Frank V. Caruso, Mr. Vincent C. DuPont and Mr. John H. Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND	AllianceBernstein Variable Products Series Fund

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

23

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

25

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Frank V. Caruso 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Vincent C. DuPont 51	Vice President	Senior Vice President of the Adviser**, with which he was associated since prior to 2009.

John H. Fogarty 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

26

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$372.2	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,150 (0.012% of the Portfolio’s average daily net assets) for such services.

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the Portfolio’s gross expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.86% Class B 1.11%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/12 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	$372.2	Large Cap Growth Schedule 0.80% on first $25m 0.50% on the next $25m 0.40% on the next $50m 0.30% on the next $100m 0.25% on the balance Minimum account size $25m	0.337%	0.750%

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc. (“Large Cap Growth Fund, Inc.), retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Large Cap Growth Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Fund	Fee[7]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationship been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Large Cap Growth Portfolio	Client # 1	0.35% on the first $50 million 0.30% on the next $100 million 0.25% on the balance	0.277	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such a lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	It should be noted that Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

29

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Large Cap Growth Portfolio	0.750	0.750	7/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Large Cap Growth Portfolio	0.862	0.800	12/13	0.796	54/72

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI, an affiliate of the Adviser, received $498,774 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $1,328,082 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two

14	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

31

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Large Cap Growth Portfolio
1 year	9.81	9.15	8.23	5/13	18/66
3 year	10.74	11.53	11.95	9/13	44/62
5 year	4.77	5.07	4.90	8/12	32/59
10 year	7.27	7.84	7.95	10/11	44/52

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	9.81	10.74	4.77	7.27	8.43	16.44	0.40	10
Russell 1000 Growth Index	9.60	13.80	6.38	8.42	7.77	15.00	0.50	10
Inception Date: June 26, 1992

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

33

VPS-LCG-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts (“REITs”), and other real estate industry companies, such as real estate operating companies (“REOCs”). The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”), and collateralized mortgage obligations, (“CMOs”). The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. AllianceBernstein L.P. (the “Adviser”) may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into other derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Financial Times Stock Exchange National Association of Real Estate Investment Trusts (“FTSE NAREIT”) Equity REIT Index, in addition to the broad market as measured by the Standard & Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2013.

For the annual period ended December 31, 2013, all share classes of the Portfolio outperformed the benchmark. Sector selection was positive, helped primarily by an overweight to the outperforming lodging sector. Stock selection was positive in the specialty, health care and retail sectors, which was partially offset by negative stock selection in the lodging sector. The Portfolio did not hold derivatives, nor was performance affected by leverage during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Policy announcements by several of the world’s central banks and hopes for better global economic growth helped the U.S. real estate markets post a gain during the annual period. Most segments of the U.S. property market have been performing well. Many retail shopping centers have benefited from improving rents and occupancy. Occupancy levels at malls are now comparable to the levels reached during the peak of 2012. In the more economically-sensitive lodging sector, occupancy in many markets has also recovered to near the levels seen at the prior peak, which has resulted in increases in revenue per available room. In the office sector, conditions have begun to improve in urban central business districts and have stabilized in suburban markets. In the residential sector, the increase in new supply of multifamily apartments has resulted in slowing rent growth. The Portfolio’s Senior Investment Management Team has been finding opportunities across a wide group of sectors, focusing on attractively priced companies with improving fundamentals and strong balance sheets to withstand periods of renewed volatility.

1

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged FTSE® NAREIT Equity REIT Index nor the unmanaged S&P® 500 Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index (market-value-weighted index based upon the last closing price of the month) represents the performance of tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk: The Portfolio’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”), may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

(Disclosures, Risks and Note about Historical Performance continued on next page)

2

REAL ESTATE INVESTMENT PORTFOLIO
DISCLOSURES AND RISKS
(continued)	AllianceBernstein Variable Products Series Fund

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

3

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein Real Estate Investment Portfolio Class A	4.20%	17.63%	9.75%
AllianceBernstein Real Estate Investment Portfolio Class B	3.97%	17.35%	9.48%
FTSE NAREIT Equity REIT Index	2.86%	16.90%	8.61%
S&P 500 Index	32.39%	17.94%	7.41%

*    Average annual returns.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84% and 1.10% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the FTSE NAREIT Equity REIT Index and the broad market, as measured by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 2-3.

4

REAL ESTATE INVESTMENT PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$981.10	$4.69	0.94%
Hypothetical (5% annual return before expenses)	$1,000	$1,020.47	$4.79	0.94%

Class B
Actual	$1,000	$979.90	$6.24	1.25%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.90	$6.36	1.25%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group, Inc.	$4,076,366	9.3%
American Tower Corp.	1,506,203	3.4
SL Green Realty Corp.	1,313,274	3.0
Public Storage	1,297,482	3.0
ProLogis, Inc.	1,234,943	2.8
Equity Residential	1,228,281	2.8
Weyerhaeuser Co.	1,160,829	2.6
General Growth Properties, Inc.	1,083,981	2.5
AvalonBay Communities, Inc.	974,215	2.2
Boston Properties, Inc.	967,466	2.2

	$14,843,040	33.8%

INDUSTRY BREAKDOWN**

December 31, 2013 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$10,900,308	24.9%
Multi-Family	5,641,144	12.9
Regional Mall	5,160,347	11.8
Health Care	5,027,537	11.5
Office	4,057,475	9.3
Lodging	3,783,626	8.7
Shopping Center/Other Retail	3,189,185	7.3
Industrial Warehouse Distribution	2,713,388	6.2
Self Storage	1,862,344	4.3
Mortgage	817,954	1.9
Triple Net	500,285	1.1
Short-Term Investments	46,866	0.1

Total Investments	$43,700,459	100.0%

*	Long-term investments.

**	The Portfolio’s industry breakdown is expressed as a percentage of total investments (excluding security lending) and may vary over time.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

6

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.3%

EQUITY:OTHER–37.4%
DIVERSIFIED/SPECIALTY–24.8%
Altisource Residential Corp.	10,570	$318,263
American Tower Corp.	18,870	1,506,203
Armada Hoffler Properties, Inc.	28,300	262,624
BioMed Realty Trust, Inc.	16,300	295,356
Chambers Street Properties(a)	99,270	759,415
Corrections Corp. of America	17,922	574,759
Digital Realty Trust, Inc.(a)	9,280	455,834
Geo Group, Inc. (The)	19,260	620,557
Gramercy Property Trust, Inc.(b)	76,970	442,578
Kennedy-Wilson Holdings, Inc.	30,530	679,292
Lexington Realty Trust(a)	59,210	604,534
Plum Creek Timber Co., Inc.	8,220	382,312
Rayonier, Inc.	12,650	532,565
Regal Entertainment Group–Class A	34,110	663,439
Spirit Realty Capital, Inc.	93,760	921,661
Vornado Realty Trust	8,110	720,087
Weyerhaeuser Co.	36,770	1,160,829

		10,900,308

HEALTH CARE–11.4%
HCP, Inc.	25,760	935,603
Health Care REIT, Inc.	16,071	860,924
LTC Properties, Inc.	20,600	729,034
Medical Properties Trust, Inc.	62,395	762,467
Omega Healthcare Investors, Inc.	15,960	475,608
Senior Housing Properties Trust	15,680	348,566
Ventas, Inc.	15,980	915,335

		5,027,537

TRIPLE NET–1.2%
EPR Properties	3,970	195,165
National Retail Properties, Inc.(a)	10,060	305,120

		500,285

		16,428,130

RETAIL–19.0%
REGIONAL MALL–11.7%
General Growth Properties, Inc.	54,010	1,083,981
Simon Property Group, Inc.	26,790	4,076,366

		5,160,347

SHOPPING CENTER/OTHER RETAIL–7.3%
DDR Corp.	50,123	770,391
Inland Real Estate Corp.	29,170	306,868
Kimco Realty Corp.	23,780	469,655
Kite Realty Group Trust	106,959	702,721
Ramco-Gershenson Properties Trust	47,481	747,351
Retail Properties of America, Inc.–Class A	15,110	192,199

		3,189,185

		8,349,532

RESIDENTIAL–17.1%
MULTI-FAMILY–12.8%
Apartment Investment & Management Co.–Class A	9,960	$258,064
Associated Estates Realty Corp.	45,560	731,238
AvalonBay Communities, Inc.	8,240	974,215
Brookfield Residential Properties, Inc.(b)	19,653	475,406
Camden Property Trust	2,010	114,329
Equity Residential	23,680	1,228,281
Home Properties, Inc.	4,400	235,928
Mid-America Apartment Communities, Inc.	14,310	869,189
Post Properties, Inc.	4,190	189,514
Sun Communities, Inc.	13,250	564,980

		5,641,144

SELF STORAGE–4.3%
CubeSmart	25,420	405,195
Public Storage	8,620	1,297,482
Sovran Self Storage, Inc.	2,450	159,667

		1,862,344

		7,503,488

OFFICE–9.2%
OFFICE–9.2%
Boston Properties, Inc.	9,639	967,466
Corporate Office Properties Trust	6,870	162,750
Cousins Properties, Inc.	65,919	678,966
Franklin Street Properties Corp.	8,890	106,236
Government Properties Income Trust	4,470	111,079
Parkway Properties, Inc./MD	37,206	717,704
SL Green Realty Corp.	14,216	1,313,274

		4,057,475

LODGING–8.6%
LODGING–8.6%
Ashford Hospitality Prime, Inc.	17,442	317,444
Ashford Hospitality Trust, Inc.	87,009	720,435
Chesapeake Lodging Trust	13,470	340,656
DiamondRock Hospitality Co.	72,170	833,563
Hersha Hospitality Trust	132,810	739,752
Host Hotels & Resorts, Inc.	36,200	703,728
Strategic Hotels & Resorts, Inc.(b)	13,550	128,048

		3,783,626

INDUSTRIALS–6.2%
INDUSTRIAL WAREHOUSE DISTRIBUTION–6.2%
Granite Real Estate Investment Trust	19,780	721,772
ProLogis, Inc.	33,422	1,234,943
STAG Industrial, Inc.	37,110	756,673

		2,713,388

MORTGAGE–1.8%
MORTGAGE–1.8%
NorthStar Realty Finance Corp.	28,460	382,787
Starwood Property Trust, Inc.	15,710	435,167

		817,954

Total Common Stocks (cost $39,670,741)		43,653,593

7

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.1%
TIME DEPOSIT–0.1%
State Street Time Deposit 0.01%, 1/02/14 (cost $46,866)	$47	$46,866

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $39,717,607)		43,700,459

	Shares

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–5.0%
INVESTMENT COMPANIES–5.0%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $2,191,725)	2,191,725	$2,191,725

TOTAL INVESTMENTS–104.4% (cost $41,909,332)		45,892,184
Other assets less liabilities–(4.4)%		(1,922,143)

NET ASSETS–100.0%		$43,970,041

8

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $39,717,607)	$43,700,459	(a)
Affiliated issuers (cost $2,191,725–investment of cash collateral for securities loaned)	2,191,725
Foreign currencies, at value (cost $9,320)	9,440
Dividends and interest receivable	227,169
Receivable for investment securities sold	152,653
Receivable for capital stock sold	116,099

Total assets	46,397,545

LIABILITIES
Payable for collateral received on securities loaned	2,191,725
Payable for capital stock redeemed	128,901
Advisory fee payable	19,804
Administrative fee payable	14,445
Distribution fee payable	2,527
Transfer Agent fee payable	112
Accrued expenses	69,990

Total liabilities	2,427,504

NET ASSETS	$43,970,041

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,930
Additional paid-in capital	26,274,738
Undistributed net investment income	1,633,063
Accumulated net realized gain on investment and foreign currency transactions	12,075,319
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	3,982,991

	$43,970,041

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$31,575,861	2,825,236	$11.18
B	$12,394,180	1,104,993	$11.22

(a)	Includes securities on loan with a value of $2,124,903 (see Note E).

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $8,084)	$2,230,986
Affiliated issuers	1,401
Interest	97
Securities lending income	14,275

2,246,759

EXPENSES
Advisory fee (see Note B)	431,175
Distribution fee—Class B	34,520
Transfer agency—Class A	4,621
Transfer agency—Class B	1,079
Custodian	82,004
Administrative	55,158
Audit	47,438
Legal	30,562
Printing	16,199
Directors’ fees	4,541
Miscellaneous	6,404

Total expenses	713,701

Net investment income	1,533,058

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	12,207,213
Foreign currency transactions	(7,623)
Net change in unrealized appreciation/depreciation of:
Investments	(9,677,379)
Foreign currency denominated assets and liabilities	(345)

Net gain on investment and foreign currency transactions	2,521,866

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,054,924

See notes to financial statements.

10

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,533,058	$1,163,918
Net realized gain on investment and foreign currency transactions	12,199,590	9,114,364
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,677,724)	4,992,332

Net increase in net assets from operations	4,054,924	15,270,614
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,092,258)	(725,260)
Class B	(167,764)	(124,087)
Net realized gain on investment transactions
Class A	(7,572,992)	(7,794,055)
Class B	(1,408,799)	(1,707,830)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(33,459,009)	2,067,707

Total increase (decrease)	(39,645,898)	6,987,089
NET ASSETS
Beginning of period	83,615,939	76,628,850

End of period (including undistributed net investment income of $1,633,063 and $1,367,650, respectively)	$43,970,041	$83,615,939

See notes to financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$43,653,593		$–0	–	$–0	–	$43,653,593
Short-Term Investments	–0	–	46,866		–0	–	46,866
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,191,725		–0	–	–0	–	2,191,725

Total Investments in Securities	45,845,318		46,866		–0	–	45,892,184
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$45,845,318		$46,866		$–0	–	$45,892,184

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

14

AllianceBernstein Variable Products Series Fund

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $55,158.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $251,843, of which $979 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$75,802,365		$115,984,591
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$42,080,591

Gross unrealized appreciation	$5,565,802
Gross unrealized depreciation	(1,754,209)

Net unrealized appreciation	$3,811,593

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2013.

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $2,124,903 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $2,191,725. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $14,275 and $1,401 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$3,627	$68,605	$70,040	$2,192

16

AllianceBernstein Variable Products Series Fund

NOTE F : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	524,528	526,781	$6,706,724	$6,564,576
Shares issued in reinvestment of dividends and distributions	793,521	723,201	8,665,250	8,519,314
Shares redeemed	(4,211,856)	(981,046)	(48,665,290)	(12,236,787)

Net increase (decrease)	(2,893,807)	268,936	$(33,293,316)	$2,847,103

Class B
Shares sold	173,655	159,102	$2,176,681	$2,021,568
Shares issued in reinvestment of dividends and distributions	143,716	154,985	1,576,563	1,831,918
Shares redeemed	(317,045)	(375,770)	(3,918,937)	(4,632,882)

Net increase (decrease)	326	(61,683)	$(165,693)	$(779,396)

NOTE G: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

17

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,797,777	$1,915,205
Net long-term capital gains	6,444,036	8,436,027

Total taxable distributions paid	$10,241,813	$10,351,232

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,095,200
Undistributed net capital gain	9,784,440
Unrealized appreciation/(depreciation)	3,811,732	(a)

Total accumulated earnings/(deficit)	$17,691,372

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$12.25	$11.58	$12.02	$9.64		$7.86

Income From Investment Operations
Net investment income (a)	.24	.18	.11	.23		.19
Net realized and unrealized gain on investment and foreign currency transactions	.24	2.21	1.02	2.30		1.98

Net increase in net asset value from operations	.48	2.39	1.13	2.53		2.17

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.15)	(.18)	(.15)		(.23)
Distributions from net realized gain on investment transactions	(1.35)	(1.57)	(1.39)	–0	–	(.16)

Total dividends and distributions	(1.55)	(1.72)	(1.57)	(.15)		(.39)

Net asset value, end of period	$11.18	$12.25	$11.58	$12.02		$9.64

Total Return
Total investment return based on net asset value (b)	4.20%	21.19%	9.03%*	26.34%		29.46%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,576	$70,048	$63,093	$66,493		$38,317
Ratio to average net assets of:
Expenses	.86%	.84%	.88%	.87	%+	1.25%
Net investment income	1.92%	1.49%	.91%	2.15	%+	2.50%
Portfolio turnover rate	98%	110%	114%	132%		94%

See footnote summary on page 20.

19

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$12.28	$11.61	$12.05	$9.67		$7.86

Income From Investment Operations
Net investment income (a)	.27	.15	.08	.20		.20
Net realized and unrealized gain on investment and foreign currency transactions	.18	2.20	1.02	2.31		1.97

Net increase in net asset value from operations	.45	2.35	1.10	2.51		2.17

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.11)	(.15)	(.13)		(.20)
Distributions from net realized gain on investment transactions	(1.35)	(1.57)	(1.39)	–0	–	(.16)

Total dividends and distributions	(1.51)	(1.68)	(1.54)	(.13)		(.36)

Net asset value, end of period	$11.22	$12.28	$11.61	$12.05		$9.67

Total Return
Total investment return based on net asset value (b)	3.97%	20.83%	8.75%*	26.05%		29.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,394	$13,568	$13,536	$14,479		$12,517
Ratio to average net assets of:
Expenses	1.15%	1.10%	1.13%	1.13	%+	1.53%
Net investment income	2.13%	1.19%	.64%	1.89	%+	2.67%
Portfolio turnover rate	98%	110%	114%	132%		94%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2011 by 0.06%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Real Estate Investment Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

21

2013 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 0.20% of dividends paid qualify for the dividends received deduction.

22

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 to 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

25

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Eric J. Franco 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$92.1	Real Estate Investment Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

28

AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,659 (0.056% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 0.84%	December 31
Class B 1.10%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time.

In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	$92.1	U.S. REIT Schedule 0.55% on first $25m 0.45% on next $25m 0.40% the balance Minimum account size $25m	0.454%	0.550%

4

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. (“Global Real Estate Investment Fund, Inc.), a retail mutual fund, which has a substantially somewhat investment style as the Portfolio. Set forth below is the fee schedule of Global Real Estate Investment Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6,7

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Real Estate Investment Portfolio	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as the Portfolio.8

Fund	Fee[9]
Global Real Estate Securities Portfolio Class A Class I (Institutional)	1.75% 0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

7	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

8

The Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

9

Class A shares of the funds are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

10

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

30

AllianceBernstein Variable Products Series Fund

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Real Estate Investment Portfolio	0.550	0.750	3/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Real Estate Investment Portfolio	0.844	0.884	6/11	0.842	9/15

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $353,666 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $117,813 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14

Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

31

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

32

AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Estate Investment Portfolio
1 year	20.23	15.56	15.56	1/11	1/15
3 year	20.58	19.41	19.41	1/11	1/15
5 year	9.15	7.53	7.53	2/11	2/15
10 year	13.68	11.54	12.17	1/8	1/10

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	20.23	20.58	9.15	13.68	10.33	24.72	0.58	10
FTSE NAREIT Equity REIT Index[26]	19.19	20.35	7.76	12.47	9.76	25.53	0.53	10
S&P 500 Stock Index	13.46	13.50	4.94	8.24	6.30	N/A	N/A	10
Inception Date: January 9, 1997

19

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG/PU are identical to the Portfolio’s respective EG/EU.

22	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

26	Benchmark since inception date is the nearest month end after the Portfolio’s inception date.

33

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

34

VPS-REI-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market (excluding companies with market caps of less than $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities. Normally, the Portfolio invests in about 95-125 companies broadly diversified by sector.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may, at times, invest in shares of exchange-traded fund (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants.

Effective February 1, 2013, the Portfolio was closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions. The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the

Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2013.

All share classes of the Portfolio outperformed the benchmark for the annual period ended December 31, 2013, with stock selection in every sector except technology contributing to performance. Modest cash exposures detracted from performance in a rising market. Sector allocations, which result from the Portfolio’s “bottom-up” stock selection process, remained muted compared to the benchmark and did not have a meaningful impact on relative returns. As of December 31, 2013, the largest overweight was to the consumer/commercial services sector, while the largest underweight was to the financial sector. The Portfolio did not utilize leverage or derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. and global equity markets rallied in 2013, driven by macroeconomic improvements and the accommodative monetary policies of major central banks. U.S. small-cap growth stocks, as measured by the benchmark, rose significantly and outperformed the S&P 500 Index and small-cap value stocks. The U.S. economic expansion, although still relatively modest by historical standards, appears to be broadening and evidence is building that the recovery is becoming self-sustaining. Improving data on jobs, consumer spending and housing continues to bolster investor confidence. Although investors worried about the impact of the Federal Reserve’s reduction in its asset purchase program and how it would affect interest rates, the announcement in December that it would begin to taper the program reassured the markets. It would appear that investors have begun to recognize that the reduction in liquidity and a gradual increase in interest rates signal a healthier economy.

While corporate managements continue to keep a tight rein on expenses and capital spending, macroeconomic fears no longer dominate investor sentiment. The Small Cap Growth Investment Team (the “Team”) anticipates global economic growth to improve in 2014, which should support company revenue and earnings growth. Against this backdrop, the Team has balanced the Portfolio between strong secular growers and companies that it believes are positioned to disproportionately benefit from an expected acceleration in economic activity.

1

SMALL CAP GROWTH PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

The unmanaged Russell 2000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Growth Index represents the performance of 2,000 small-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein Small Cap Growth Portfolio Class A**	45.66%	27.71%	10.91%
AllianceBernstein Small Cap Growth Portfolio Class B**	45.33%	27.38%	10.64%
Russell 2000 Growth Index	43.30%	22.58%	9.41%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2013 by 0.23%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.18% and 1.43% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the Russell 2000 Growth Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

SMALL CAP GROWTH PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,248.60	$6.69	1.18%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.26	$6.01	1.18%

Class B
Actual	$1,000	$1,247.50	$8.10	1.43%
Hypothetical (5% annual return before expenses)	$1,000	$1,018.00	$7.27	1.43%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Conn’s, Inc.	$1,414,123	2.0%
CoStar Group, Inc.	1,372,537	1.9
PolyOne Corp.	1,337,644	1.9
Kirby Corp.	1,168,470	1.6
Dealertrack Technologies, Inc.	1,149,208	1.6
Ultimate Software Group, Inc. (The)	1,132,602	1.6
Pacira Pharmaceuticals, Inc./DE	1,115,881	1.6
Acadia Healthcare Co., Inc.	1,104,540	1.5
Lumber Liquidators Holdings, Inc.	1,104,010	1.5
Hexcel Corp.	1,097,855	1.5

	$11,996,870	16.7%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$18,365,989	25.6%
Health Care	15,669,638	21.8
Industrials	15,016,581	20.9
Consumer Discretionary	11,920,160	16.6
Financials	3,521,397	4.9
Energy	3,225,404	4.5
Materials	1,337,644	1.8
Consumer Staples	1,281,323	1.8
Telecommunication Services	263,959	0.4
Short-Term Investments	1,200,586	1.7

Total Investments	$71,802,681	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%

INFORMATION TECHNOLOGY–25.6%
COMMUNICATIONS EQUIPMENT–1.5%
Ciena Corp.(a)	28,422	$680,138
Infinera Corp.(a)	40,410	395,210

		1,075,348

INTERNET SOFTWARE & SERVICES–10.8%
Cornerstone OnDemand, Inc.(a)	10,880	580,339
CoStar Group, Inc.(a)	7,436	1,372,537
Criteo SA (Sponsored ADR)(a)	8,005	273,771
Dealertrack Technologies, Inc.(a)	23,902	1,149,208
Demandware, Inc.(a)	12,774	819,069
Envestnet, Inc.(a)	13,810	556,543
LogMeIn, Inc.(a)	15,360	515,328
Pandora Media, Inc.(a)	24,220	644,252
Shutterstock, Inc.(a)	8,278	692,289
Yelp, Inc.(a)	11,433	788,305
Zillow, Inc.(a)(b)	4,580	374,324

		7,765,965

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.4%
Cavium, Inc.(a)	18,570	640,851
Power Integrations, Inc.	12,652	706,235
Synaptics, Inc.(a)	9,840	509,810
Teradyne, Inc.(a)	34,270	603,837

		2,460,733

SOFTWARE–9.9%
Aspen Technology, Inc.(a)	20,852	871,614
FireEye, Inc.(a)	6,407	279,409
FleetMatics Group PLC(a)	10,407	450,103
Guidewire Software, Inc.(a)	20,739	1,017,663
Interactive Intelligence Group, Inc.(a)	7,150	481,624
PTC, Inc.(a)	25,790	912,708
SS&C Technologies Holdings, Inc.(a)	22,069	976,774
Tableau Software, Inc.–Class A(a)	13,658	941,446
Ultimate Software Group, Inc. (The)(a)	7,392	1,132,602

		7,063,943

		18,365,989

HEALTH CARE–21.9%
BIOTECHNOLOGY–5.5%
Aegerion Pharmaceuticals, Inc.(a)	4,271	303,070
Celldex Therapeutics, Inc.(a)	10,617	257,038
Cubist Pharmaceuticals, Inc.(a)	7,551	520,037
Hyperion Therapeutics, Inc.(a)	1,608	32,514
Intercept Pharmaceuticals, Inc.(a)	4,207	287,254
Isis Pharmaceuticals, Inc.(a)	9,171	365,373
Karyopharm Therapeutics, Inc.(a)	7,025	161,013

KYTHERA Biopharmaceuticals, Inc.(a)	6,846	$255,014
Momenta Pharmaceuticals, Inc.(a)	15,970	282,350
NPS Pharmaceuticals, Inc.(a)	16,490	500,636
Puma Biotechnology, Inc.(a)	4,876	504,812
Synageva BioPharma Corp.(a)	4,335	280,561
TESARO, Inc.(a)	6,293	177,714

		3,927,386

HEALTH CARE EQUIPMENT & SUPPLIES–4.7%
Align Technology, Inc.(a)	16,360	934,974
Cardiovascular Systems, Inc.(a)	7,164	245,653
HeartWare International, Inc.(a)	8,901	836,338
LDR Holding Corp.(a)	11,956	282,162
Sirona Dental Systems, Inc.(a)	7,474	524,675
Tandem Diabetes Care, Inc.(a)	14,878	383,406
TearLab Corp.(a)(b)	20,821	194,468

		3,401,676

HEALTH CARE PROVIDERS & SERVICES–5.3%
Acadia Healthcare Co., Inc.(a)	23,337	1,104,540
IPC The Hospitalist Co., Inc.(a)	3,411	202,579
Mednax, Inc.(a)	12,704	678,140
Premier, Inc.–Class A(a)	11,832	434,944
Team Health Holdings, Inc.(a)	19,149	872,237
WellCare Health Plans, Inc.(a)	7,523	529,770

		3,822,210

LIFE SCIENCES TOOLS & SERVICES–2.1%
ICON PLC(a)	20,015	808,806
PAREXEL International Corp.(a)	14,620	660,532

		1,469,338

PHARMACEUTICALS–4.3%
Akorn, Inc.(a)	31,848	784,416
Aratana Therapeutics, Inc.(a)	8,260	157,766
Jazz Pharmaceuticals PLC(a)	7,830	990,965
Pacira Pharmaceuticals, Inc./DE(a)	19,410	1,115,881

		3,049,028

		15,669,638

INDUSTRIALS–20.9%
AEROSPACE & DEFENSE–2.1%
Hexcel Corp.(a)	24,566	1,097,855
KEYW Holding Corp. (The)(a)	29,635	398,294

		1,496,149

COMMERCIAL SERVICES & SUPPLIES–1.1%
Interface, Inc.	34,210	751,252

CONSTRUCTION & ENGINEERING–1.3%
Dycom Industries, Inc.(a)	32,574	905,231

INDUSTRIAL CONGLOMERATES–1.4%
Carlisle Cos., Inc.	12,930	1,026,642

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–8.7%
Actuant Corp.–Class A	22,390	$820,370
Chart Industries, Inc.(a)	10,247	980,023
IDEX Corp.	13,345	985,528
Lincoln Electric Holdings, Inc.	10,960	781,886
Middleby Corp. (The)(a)	4,510	1,082,265
RBC Bearings, Inc.(a)	9,216	652,032
Valmont Industries, Inc.	6,352	947,210

		6,249,314

MARINE–1.6%
Kirby Corp.(a)	11,773	1,168,470

PROFESSIONAL SERVICES–2.0%
TrueBlue, Inc.(a)	35,268	909,209
WageWorks, Inc.(a)	9,320	553,981

		1,463,190

ROAD & RAIL–1.2%
Genesee & Wyoming, Inc.–Class A(a)	9,282	891,536

TRADING COMPANIES & DISTRIBUTORS–1.5%
United Rentals, Inc.(a)	13,660	1,064,797

		15,016,581

CONSUMER DISCRETIONARY–16.6%
DISTRIBUTORS–0.8%
LKQ Corp.(a)	16,313	536,698

DIVERSIFIED CONSUMER SERVICES–2.2%
Bright Horizons Family Solutions, Inc.(a)	21,860	803,137
Capella Education Co.	11,760	781,334

		1,584,471

INTERNET & CATALOG RETAIL–3.1%
HomeAway, Inc.(a)	21,500	878,920
Shutterfly, Inc.(a)	18,027	918,115
zulily, Inc.–Class A(a)(b)	10,851	449,557

		2,246,592

MEDIA–0.9%
National CineMedia, Inc.	32,210	642,911

SPECIALTY RETAIL–9.6%
Cabela’s, Inc.(a)	9,915	660,934
Conn’s, Inc.(a)	17,948	1,414,123
Container Store Group, Inc. (The)(a)	13,722	639,582
Dick’s Sporting Goods, Inc.	13,100	761,110
Five Below, Inc.(a)	18,669	806,501
Hibbett Sports, Inc.(a)(b)	12,405	833,740
Lumber Liquidators Holdings, Inc.(a)	10,730	1,104,010
Restoration Hardware Holdings, Inc.(a)	10,245	689,488

		6,909,488

		11,920,160

FINANCIALS–4.9%
CAPITAL MARKETS–1.1%
Stifel Financial Corp.(a)	16,186	$775,633

COMMERCIAL BANKS–3.8%
City National Corp./CA	4,740	375,503
Iberiabank Corp.	11,188	703,166
Signature Bank/New York NY(a)	7,426	797,701
SVB Financial Group(a)	8,291	869,394

		2,745,764

		3,521,397

ENERGY–4.5%
ENERGY EQUIPMENT & SERVICES–1.9%
Dril-Quip, Inc.(a)	5,740	630,998
Forum Energy Technologies, Inc.(a)	10,000	282,600
Oil States International, Inc.(a)	4,391	446,653

		1,360,251

OIL, GAS & CONSUMABLE FUELS–2.6%
Emerald Oil, Inc.(a)	26,550	203,373
Laredo Petroleum Holdings, Inc.(a)	22,744	629,781
Matador Resources Co.(a)	24,106	449,336
Oasis Petroleum, Inc.(a)	12,405	582,663

		1,865,153

		3,225,404

MATERIALS–1.9%
CHEMICALS–1.9%
PolyOne Corp.	37,840	1,337,644

CONSUMER STAPLES–1.8%
FOOD & STAPLES RETAILING–1.8%
Chefs’ Warehouse, Inc. (The)(a)	24,253	707,217
Sprouts Farmers Market, Inc.(a)	14,939	574,106

		1,281,323

TELECOMMUNICATION SERVICES–0.4%
WIRELESS TELECOMMUNICATION SERVICES–0.4%
RingCentral, Inc.–Class A(a)	14,369	263,959

Total Common Stocks (cost $48,301,456)		70,602,095

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.7%
TIME DEPOSIT–1.7%
State Street Time Deposit 0.01%, 1/02/14 (cost $1,200,586)	$1,201	$1,200,586

Total Investments Before Security Lending Collateral for Securities Loaned–100.2% (cost $49,502,042)		71,802,681

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–2.5%
INVESTMENT COMPANIES–2.5%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $1,764,096)	1,764,096	$1,764,096

TOTAL INVESTMENTS–102.7% (cost $51,266,138)		73,566,777
Other assets less liabilities–(2.7)%		(1,928,789)

NET ASSETS–100.0%		$71,637,988

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $49,502,042)	$71,802,681	(a)
Affiliated issuers (cost $1,764,096—investment of cash collateral for securities loaned)	1,764,096
Receivable for investment securities sold	200,651
Dividends and interest receivable	15,987
Receivable for capital stock sold	12,764

Total assets	73,796,179

LIABILITIES
Payable for collateral received on securities loaned	1,764,096
Payable for investment securities purchased	151,739
Payable for capital stock redeemed	110,786
Advisory fee payable	42,826
Audit fee payable	33,273
Administrative fee payable	14,445
Distribution fee payable	7,606
Transfer Agent fee payable	239
Accrued expenses	33,181

Total liabilities	2,158,191

NET ASSETS	$71,637,988

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,119
Additional paid-in capital	41,116,218
Accumulated net realized gain on investment transactions	8,218,012
Net unrealized appreciation on investments	22,300,639

	$71,637,988

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$33,510,293	1,427,682	$23.47
B	$38,127,695	1,691,685	$22.54

(a)	Includes securities on loan with a value of $1,733,840 (see Note E).

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$118,730
Affiliated issuers	1,715
Interest	134
Securities lending income	16,513

137,092

EXPENSES
Advisory fee (see Note B)	472,772
Distribution fee—Class B	79,463
Transfer agency—Class A	3,273
Transfer agency—Class B	3,377
Custodian	98,567
Administrative	57,354
Audit	35,525
Legal	34,592
Printing	26,966
Directors’ fees	4,541
Miscellaneous	3,702

Total expenses	820,132

Net investment loss	(683,040)

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	9,317,581
Net change in unrealized appreciation/depreciation of investments	14,956,858

Net gain on investment transactions	24,274,439

NET INCREASE IN NET ASSETS FROM OPERATIONS	$23,591,399

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(683,040)	$(455,562)
Net realized gain on investment transactions	9,317,581	10,564,871
Net change in unrealized appreciation/depreciation of investments	14,956,858	(674,563)

Net increase in net assets from operations	23,591,399	9,434,746
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain on investment transactions
Class A	(4,909,967)	(1,011,897)
Class B	(5,425,603)	(1,178,017)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	4,452,720	(12,349,425)

Total increase (decrease)	17,708,549	(5,104,593)
NET ASSETS
Beginning of period	53,929,439	59,034,032

End of period (including accumulated net investment loss of $-0- and $-0-, respectively)	$71,637,988	$53,929,439

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

Effective February 1, 2013, the Portfolio was closed to new investments except that Contractholders of variable products with investment options that included the Portfolio as of January 31, 2013, may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which they invest, including through reinvestment of dividends and capital gains distributions.

The Portfolio may (i) make additional exceptions that, in the Adviser’s judgment, do not adversely affect the Adviser’s ability to manage the Portfolio; (ii) reject any investment or refuse any exception, including those detailed above, that the Adviser believes will adversely affect its ability to manage the Portfolio; and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In

12

AllianceBernstein Variable Products Series Fund

addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$70,602,095		$–0	–	$–0	–	$70,602,095
Short-Term Investments	–0	–	1,200,586		–0	–	1,200,586
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,764,096		–0	–	–0	–	1,764,096

Total Investments in Securities	72,366,191		1,200,586		–0	–	73,566,777
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$72,366,191		$1,200,586		$–0	–	$73,566,777

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

14

AllianceBernstein Variable Products Series Fund

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $57,354.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $91,885, of which $52 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$49,598,865		$56,078,262
U.S. government securities	–0	–	–0	–

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$51,888,166

Gross unrealized appreciation	$22,572,613
Gross unrealized depreciation	(894,002)

Net unrealized appreciation	$21,678,611

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $1,733,840 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $1,764,096. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $16,513 and $1,715 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$3,204	$37,025	$38,465	$1,764

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	175,197	969,895	$3,755,689	$18,413,926
Shares issued in reinvestment of distributions	242,587	53,483	4,909,967	1,011,897
Shares redeemed	(439,402)	(1,293,042)	(9,575,673)	(25,002,041)

Net decrease	(21,618)	(269,664)	$(910,017)	$(5,576,218)

Class B
Shares sold	425,918	678,372	$9,109,480	$12,428,150
Shares issued in reinvestment of distributions	278,808	64,232	5,425,603	1,178,017
Shares redeemed	(453,555)	(1,088,427)	(9,172,346)	(20,379,374)

Net increase (decrease)	251,171	(345,823)	$5,362,737	$(6,773,207)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Net long-term capital gains	$10,335,570	$2,189,914

Total taxable distributions paid	$10,335,570	$2,189,914

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net capital gain	$8,840,040
Unrealized appreciation/(depreciation)	21,678,611	(a)

Total accumulated earnings/(deficit)	$30,518,651

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the disallowance of a net operating loss resulted in a net decrease in accumulated net investment loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$18.96	$17.09	$16.36		$11.95		$8.43

Income From Investment Operations
Net investment loss (a)	(.21)	(.12)	(.15)		(.13)		(.13)
Net realized and unrealized gain on investment transactions	8.30	2.69	.88		4.54		3.65

Net increase in net asset value from operations	8.09	2.57	.73		4.41		3.52

Less: Distributions
Distributions from net realized gain on investment transactions	(3.58)	(.70)	–0	–	–0	–	–0	–

Net asset value, end of period	$23.47	$18.96	$17.09		$16.36		$11.95

Total Return
Total investment return based on net asset value (b)	45.66%*	15.02%	4.46	%*	36.90	%*	41.76	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,510	$27,479	$29,369		$29,018		$22,876
Ratio to average net assets of:
Expenses	1.17%	1.18%	1.18%		1.37	%+	1.62%
Net investment loss	(.96)%	(.64)%	(.85)%		(1.00	)%+	(1.33)%
Portfolio turnover rate	81%	105%	92%		95%		106%

See footnote summary on page 20.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$18.36	$16.61	$15.94		$11.67		$8.26

Income From Investment Operations
Net investment loss (a)	(.25)	(.16)	(.19)		(.16)		(.15)
Net realized and unrealized gain on investment transactions	8.01	2.61	.86		4.43		3.56

Net increase in net asset value from operations	7.76	2.45	.67		4.27		3.41

Less: Distributions
Distributions from net realized gain on investment transactions	(3.58)	(.70)	–0	–	–0	–	–0	–

Net asset value, end of period	$22.54	$18.36	$16.61		$15.94		$11.67

Total Return
Total investment return based on net asset value (b)	45.33%*	14.73%	4.20	%*	36.59	%*	41.28	%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,128	$26,450	$29,665		$29,128		$14,796
Ratio to average net assets of:
Expenses	1.43%	1.43%	1.43%		1.62	%+	1.87%
Net investment loss	(1.21)%	(.89)%	(1.11)%		(1.23	)%+	(1.58)%
Portfolio turnover rate	81%	105%	92%		95%		106%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2011, December 31, 2010 and December 31, 2009 by 0.23%, 0.09%, 0.05% and 0.28%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small Cap Growth Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

21

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Bruce K. Aronow(2), Vice President N. Kumar Kirpalani(2), Vice President Samantha S. Lau(2), Vice President	Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 to 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

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SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Bruce K. Aronow 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

N. Kumar Kirpalani 60	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Samantha S. Lau 41	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2009.

Wen-Tse Tseng 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www. alliancebernstein.com, for a free prospectus or SAI.

26

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Growth	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$58.9	Small Cap Growth Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $44,986 (0.075% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.18% Class B 1.43%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time.

In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small Cap Growth Portfolio	$58.9	Small Cap Growth Schedule	0.977%	0.750%
		1.00% on first $50m
		0.85% on the next $50m
		0.75% on the balance
		Minimum account size $25m

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio (“Cap Fund, Inc.—Small Cap Growth Portfolio”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Cap Fund, Inc.—Small Cap Growth Portfolio and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small-Cap Growth Portfolio[7]	Cap Fund, Inc.—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio		Sub-Advised Fund Fee Schedule	Effective Sub-Adv. Fee	Portfolio Adv. Fee
Small Cap Growth Portfolio	Client #1[8],[9]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600%	0.750%

	Client #2	0.55% of average daily net assets	0.550%	0.750%

	Client #3	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.621%	0.750%

	Client #4	0.45% of average daily net assets	0.450%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

8	The client is an affiliate of the Adviser.

9	Assets are aggregated with other accounts of the client for purposes of calculating the investment advisory fee.

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SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
Small Cap Growth Portfolio	0.750	0.885	2/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.14

Portfolio	Expense Ratio (%)[15]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small Cap Growth Portfolio	1.180	0.998	14/14	0.957	40/40

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2012, relative to 2011.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $74,116 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $225,253 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

16	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

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SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.17,18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2013.22

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small Cap Growth Portfolio
1 year	7.47	9.34	9.35	10/14	27/37
3 year	20.19	16.11	15.12	1/14	1/34
5 year	10.03	8.30	7.66	2/13	5/32
10 year	12.32	11.37	11.37	3/11	7/28

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

AllianceBernstein Variable Products Series Fund

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	7.47	20.19	10.03	12.32	5.45	21.10	0.57	10
Russell 2000 Growth Index	11.17	15.77	7.83	11.22	5.42	19.67	0.58	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

33

VPS-SCG-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of small- to mid-capitalization companies. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities issued by non-U.S. companies.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one-, five- and 10-year periods ended December 31, 2013.

All share classes of the Portfolio outperformed the benchmark and the Russell 2500 Index for the annual period ended December 31, 2013. Holdings within the financials, energy and technology sectors contributed most to the gain. An underweight and stock selection in consumer growth and holdings in consumer staples slightly offset relative performance. The Portfolio did not employ derivatives or leverage during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. and global equity markets surged in 2013, as investors gained confidence that challenges to economic growth and market stability would be contained, and the actions of the U.S. Federal Reserve (the “Fed”) drove market actions. Small- and mid-cap value stocks achieved solid double-digit returns for the annual period ended December 31, 2013, as measured by the benchmark, and beat the broad market, as represented by the S&P 500 Index.

Former Fed Chairman Ben Bernanke first hinted in May that the Fed might begin tempering its monetary support, which had kept U.S. interest rates at a 50-year low and had fueled a liquidity-driven rally that bolstered risk assets. Positive sentiment about the continuation of the Fed’s stimulus campaign faded somewhat, however, as investors eventually refocused on the mixed economic conditions that had brought about the decision. Adding to investor anxiety were growing worries about a deadlocked budget and debt-ceiling negotiations in the U.S.; news that such a scenario would be avoided with a deal by U.S. policymakers to raise the country’s borrowing limit sparked a relief rally in November. After months of speculation, the Fed took its first modest steps toward ending a key component of its stimulus campaign in December. Amid a slew of data suggesting that the U.S. economy was gaining momentum, the Fed announced that it would gradually wind down its massive bond-purchasing program by late 2014. At the same time, it strengthened its commitment to keeping short-term interest rates near zero until late 2015. Markets reacted positively to news of this shift in monetary policy, as investors were enthusiastic about the gradual pace of the changes and relieved that a major source of uncertainty had been removed.

The current economic climate has allowed the Portfolio to invest opportunistically in undervalued companies with solid fundamentals, without sacrificing the Portfolio’s deep-value discipline. As the economy continues its pace of growth, the Portfolio’s emphasis continues to be at the stock-specific level, where the trend is focused on attractively-valued companies with solid balance sheets and strong free cash flow.

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SMALL/MID CAP VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 2500® Value Index nor the Russell 2500 Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2,500 small- to mid-cap value companies within the U.S. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

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SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein Small/Mid Cap Value Portfolio Class A**	38.06%	22.18%	10.04%
AllianceBernstein Small/Mid Cap Value Portfolio Class B**	37.63%	21.89%	9.79%
Russell 2500 Value Index	33.32%	19.61%	9.29%
Russell 2500 Index	36.80%	21.77%	9.81%
* Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2013 by 0.01%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.82% and 1.07% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the Russell 2500 Value Index and the broad small/mid-cap universe, as represented by the Russell 2500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

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SMALL/MID CAP VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,174.50	$4.49	0.82%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.07	$4.18	0.82%

Class B
Actual	$1,000	$1,172.90	$5.86	1.07%
Hypothetical (5% annual return before expenses)	$1,000	$1,019.81	$5.45	1.07%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*

December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Gannett Co., Inc.	$11,094,571	1.6%
Terex Corp.	10,797,728	1.6
Avnet, Inc.	10,563,022	1.5
Genworth Financial, Inc.—Class A	10,462,095	1.5
PulteGroup, Inc.	10,356,108	1.5
E*Trade Financial Corp.	10,214,175	1.5
Tutor Perini Corp.	10,154,167	1.5
Zions Bancorporation	10,132,472	1.5
American Financial Group, Inc./OH	10,023,655	1.4
Lear Corp.	9,980,362	1.4

	$103,778,355	15.0%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$197,583,665	28.6%
Consumer Discretionary	132,615,944	19.2
Information Technology	120,404,966	17.4
Industrials	67,376,336	9.7
Materials	58,817,818	8.5
Energy	37,397,472	5.4
Utilities	34,559,124	5.0
Health Care	27,877,560	4.0
Consumer Staples	7,469,914	1.1
Short-Term Investments	7,548,709	1.1

Total Investments	$691,651,508	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

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SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

FINANCIALS–28.7%
CAPITAL MARKETS–1.5%
E*Trade Financial Corp.(a)	520,070	$10,214,175

COMMERCIAL BANKS–10.3%
Associated Banc-Corp	372,310	6,478,194
CapitalSource, Inc.	463,580	6,661,645
Comerica, Inc.	200,310	9,522,737
First Niagara Financial Group, Inc.	852,580	9,054,400
Huntington Bancshares, Inc./OH	982,410	9,480,256
Popular, Inc.(a)	265,970	7,641,318
Susquehanna Bancshares, Inc.	481,294	6,179,815
Webster Financial Corp.	184,980	5,767,676
Zions Bancorporation	338,200	10,132,472

		70,918,513

INSURANCE–8.8%
American Financial Group, Inc./OH	173,660	10,023,655
Aspen Insurance Holdings Ltd.	240,270	9,925,554
Genworth Financial, Inc.– Class A(a)	673,670	10,462,095
PartnerRe Ltd.	63,190	6,662,122
Reinsurance Group of America, Inc.–Class A	85,420	6,612,362
Unum Group	236,200	8,285,896
Validus Holdings Ltd.	211,900	8,537,451

		60,509,135

REAL ESTATE INVESTMENT TRUSTS (REITs)–7.9%
BioMed Realty Trust, Inc.	268,500	4,865,220
Camden Property Trust	87,110	4,954,817
DDR Corp.	359,020	5,518,137
DiamondRock Hospitality Co.	668,670	7,723,139
LTC Properties, Inc.	189,380	6,702,158
Medical Properties Trust, Inc.	505,700	6,179,654
Mid-America Apartment Communities, Inc.	107,120	6,506,469
Parkway Properties, Inc./MD	420,480	8,111,059
STAG Industrial, Inc.	210,200	4,285,978

		54,846,631

THRIFTS & MORTGAGE FINANCE–0.2%
Essent Group Ltd.(a)	45,520	1,095,211

		197,583,665

CONSUMER DISCRETIONARY–19.2%
AUTO COMPONENTS–5.1%
Dana Holding Corp.	385,480	7,563,118
Lear Corp.	123,260	9,980,362
Tenneco, Inc.(a)	163,010	9,221,476
TRW Automotive Holdings Corp.(a)	115,160	8,566,752

		35,331,708

AUTOMOBILES–1.2%
Thor Industries, Inc.	153,470	$8,476,148

HOTELS, RESTAURANTS & LEISURE–0.8%
DineEquity, Inc.	68,030	5,683,907

HOUSEHOLD DURABLES–3.7%
Meritage Homes Corp.(a)	169,820	8,149,662
NVR, Inc.(a)	6,808	6,985,076
PulteGroup, Inc.	508,400	10,356,108

		25,490,846

MEDIA–3.0%
Gannett Co., Inc.	375,070	11,094,571
Regal Entertainment Group–Class A	478,110	9,299,239

		20,393,810

SPECIALTY RETAIL–4.4%
Children’s Place Retail Stores, Inc. (The)(a)	147,870	8,424,154
GameStop Corp.–Class A	93,170	4,589,554
Men’s Wearhouse, Inc. (The)	163,520	8,352,602
Office Depot, Inc.(a)	1,669,790	8,833,189

		30,199,499

TEXTILES, APPAREL & LUXURY GOODS–1.0%
Jones Group, Inc. (The)	470,590	7,040,026

		132,615,944

INFORMATION TECHNOLOGY–17.5%
COMMUNICATIONS EQUIPMENT–1.2%
Harris Corp.	116,760	8,151,016

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–8.9%
Anixter International, Inc.	66,720	5,994,125
Arrow Electronics, Inc.(a)	179,690	9,748,182
Avnet, Inc.	239,470	10,563,022
CDW Corp./DE	265,740	6,207,686
Flextronics International Ltd.(a)	402,540	3,127,736
Insight Enterprises, Inc.(a)	229,931	5,221,733
Jabil Circuit, Inc.	327,820	5,717,181
TTM Technologies, Inc.(a)	594,562	5,101,342
Vishay Intertechnology, Inc.(a)	721,770	9,570,670

		61,251,677

IT SERVICES–2.9%
Amdocs Ltd.	223,630	9,222,501
Convergys Corp.	359,400	7,565,370
Genpact Ltd.(a)	188,390	3,460,725

		20,248,596

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.7%
Entegris, Inc.(a)	681,500	7,905,400

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Lam Research Corp.(a)	159,480	$8,683,686
Micron Technology, Inc.(a)	176,060	3,831,065
MKS Instruments, Inc.	156,388	4,682,257

		25,102,408

SOFTWARE–0.8%
Electronic Arts, Inc.(a)	246,350	5,651,269

		120,404,966
INDUSTRIALS–9.8%
COMMERCIAL SERVICES & SUPPLIES–0.8%
Steelcase, Inc.–Class A	360,270	5,713,882

CONSTRUCTION & ENGINEERING–2.4%
Granite Construction, Inc.	172,900	6,048,042
Tutor Perini Corp.(a)	386,090	10,154,167

		16,202,209

ELECTRICAL EQUIPMENT–0.9%
General Cable Corp.	213,350	6,274,624

MACHINERY–2.7%
Kennametal, Inc.	155,440	8,093,761
Terex Corp.	257,150	10,797,728

		18,891,489

ROAD & RAIL–2.3%
Con-way, Inc.	196,340	7,796,661
Ryder System, Inc.	105,120	7,755,754

		15,552,415

TRADING COMPANIES & DISTRIBUTORS–0.7%
Aircastle Ltd.	247,480	4,741,717

		67,376,336

MATERIALS–8.5%
CHEMICALS–2.3%
Chemtura Corp.(a)	224,880	6,278,650
Huntsman Corp.	400,100	9,842,460

		16,121,110

CONTAINERS & PACKAGING–2.5%
Avery Dennison Corp.	155,940	7,826,628
Graphic Packaging Holding Co.(a)	983,200	9,438,720

		17,265,348

METALS & MINING–3.7%
Commercial Metals Co.	450,020	9,148,907
Reliance Steel & Aluminum Co.	94,935	7,199,870
Steel Dynamics, Inc.	464,820	9,082,583

		25,431,360

		58,817,818

ENERGY–5.4%
ENERGY EQUIPMENT & SERVICES–0.7%
Helix Energy Solutions Group, Inc.(a)	216,920	5,028,206

OIL, GAS & CONSUMABLE FUELS–4.7%
Bill Barrett Corp.(a)	283,190	$7,583,828
Cimarex Energy Co.	75,930	7,965,816
Stone Energy Corp.(a)	199,600	6,904,164
Western Refining, Inc.(b)	233,800	9,915,458

		32,369,266

		37,397,472

UTILITIES–5.0%
ELECTRIC UTILITIES–1.3%
PNM Resources, Inc.	342,560	8,262,547
Westar Energy, Inc.	27,100	871,807

		9,134,354

GAS UTILITIES–3.7%
Atmos Energy Corp.	192,100	8,725,182
Southwest Gas Corp.	149,910	8,381,468
UGI Corp.	200,630	8,318,120

		25,424,770

		34,559,124

HEALTH CARE–4.0%
HEALTH CARE PROVIDERS & SERVICES–4.0%
Health Net, Inc./CA(a)	276,310	8,198,118
LifePoint Hospitals, Inc.(a)	171,825	9,079,233
Molina Healthcare, Inc.(a)	158,470	5,506,832
Universal Health Services, Inc.–Class B	62,680	5,093,377

		27,877,560

CONSUMER STAPLES–1.1%
FOOD PRODUCTS–1.1%
Dean Foods Co.(a)	434,550	7,469,914

Total Common Stocks (cost $522,543,269)		684,102,799

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
TIME DEPOSIT–1.1%
State Street Time Deposit 0.01%, 1/02/14 (cost $7,548,709)	$7,549	7,548,709

TOTAL INVESTMENTS BEFORE SECURITY LENDING COLLATERAL FOR SECURITIES LOANED–100.3% (cost $530,091,978)		691,651,508

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SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS

(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–1.4%
INVESTMENT COMPANIES–1.4%
AllianceBernstein Exchange Reserves–Class I, 0.07%(c) (cost $9,819,600)	9,819,600	$9,819,600

TOTAL INVESTMENTS–101.7% (cost $539,911,578)		$701,471,108
Other assets less liabilities–(1.7)%		(11,647,712)

NET ASSETS–100.0%		$689,823,396

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES

December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $530,091,978)	$691,651,508	(a)
Affiliated issuers (cost $9,819,600—investment of cash collateral for securities loaned)	9,819,600
Dividends and interest receivable	1,157,753
Receivable for capital stock sold	680,620
Receivable for investment securities sold	136,903

Total assets	703,446,384

LIABILITIES
Payable for collateral received on securities loaned	9,819,600
Payable for investment securities purchased	2,447,838
Payable for capital stock redeemed	710,966
Advisory fee payable	415,021
Distribution fee payable	94,789
Administrative fee payable	14,445
Transfer Agent fee payable	112
Accrued expenses	120,217

Total liabilities	13,622,988

NET ASSETS	$689,823,396

COMPOSITION OF NET ASSETS
Capital stock, at par	$30,271
Additional paid-in capital	451,160,710
Undistributed net investment income	3,816,816
Accumulated net realized gain on investment transactions	73,256,069
Net unrealized appreciation on investments	161,559,530

	$689,823,396

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$217,145,785	9,487,615	$22.89
B	$472,677,611	20,783,729	$22.74

(a)	Includes securities on loan with a value of $9,915,458 (see Note E).

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS

Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers	$9,392,736
Affiliated issuers	9,420
Interest	1,091
Securities lending income	119,305

9,522,552

EXPENSES
Advisory fee (see Note B)	4,524,964
Distribution fee—Class B	1,036,624
Transfer agency—Class A	2,580
Transfer agency—Class B	5,667
Custodian	132,713
Printing	92,190
Administrative	55,161
Legal	44,183
Audit	37,023
Directors’ fees	4,540
Miscellaneous	14,527

Total expenses	5,950,172

Net investment income	3,572,380

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	76,474,917
Net change in unrealized appreciation/depreciation of investments	108,998,800

Net gain on investment transactions	185,473,717

NET INCREASE IN NET ASSETS FROM OPERATIONS	$189,046,097

See notes to financial statements

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SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$3,572,380	$2,906,031
Net realized gain on investment transactions	76,474,917	34,604,067
Net change in unrealized appreciation/depreciation of investments	108,998,800	45,967,479

Net increase in net assets from operations	189,046,097	83,477,577
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,173,072)	(851,210)
Class B	(1,768,157)	(968,496)
Net realized gain on investment transactions
Class A	(10,888,972)	(4,960,815)
Class B	(24,158,193)	(10,712,748)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	34,149,805	(37,267,033)

Total increase	185,207,508	28,717,275
NET ASSETS
Beginning of period	504,615,888	475,898,613

End of period (including undistributed net investment income of $3,816,816 and $3,189,159, respectively)	$689,823,396	$504,615,888

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements

12

AllianceBernstein Variable Products Series Fund

based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$684,102,799		$–0	–	$–0	–	$684,102,799
Short-Term Investments	–0	–	7,548,709		–0	–	7,548,709
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,819,600		–0	–	–0	–	9,819,600

Total Investments in Securities	693,922,399		7,548,709		–0	–	701,471,108
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$693,922,399		$7,548,709		$–0	–	$701,471,108

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

14

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $55,161.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $935,929, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$334,767,489		$334,664,702
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$542,150,620

Gross unrealized appreciation	$169,285,602
Gross unrealized depreciation	(9,965,114)

Net unrealized appreciation	$159,320,488

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2013, the Portfolio had securities on loan with a value of $9,915,458 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $9,819,600. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $119,305 and $9,420 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$6,422	$144,216	$140,818	$9,820

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AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	2,218,096	1,122,960	$45,752,106	$18,970,347
Shares issued in reinvestment of dividends and distributions	588,680	356,566	12,062,044	5,812,025
Shares redeemed	(2,193,629)	(2,421,507)	(44,891,426)	(40,598,442)

Net increase (decrease)	613,147	(941,981)	$12,922,724	$(15,816,070)

Class B
Shares sold	4,088,375	2,003,207	$85,041,955	$33,615,199
Shares issued in reinvestment of dividends and distributions	1,272,146	720,176	25,926,350	11,681,244
Shares redeemed	(4,364,028)	(4,017,175)	(89,741,224)	(66,747,406)

Net increase (decrease)	996,493	(1,293,792)	$21,227,081	$(21,450,963)

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

(continued)	AllianceBernstein Variable Products Series Fund

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$15,132,800	$1,817,886
Net long-term capital gains	22,855,594	15,675,383

Total taxable distributions paid	$37,988,394	$17,493,269

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,162,841
Undistributed net capital gain	64,149,087
Unrealized appreciation/(depreciation)	159,320,488	(a)

Total accumulated earnings/(deficit)	$238,632,416

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions received from underlying securities.

18

AllianceBernstein Variable Products Series Fund

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2013, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities resulted in a net decrease in undistributed net investment income and a net increase in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.67	$15.46	$16.95	$13.41	$9.92

Income From Investment Operations
Net investment income (a)	.16	.13	.09	.08	.08
Net realized and unrealized gain (loss) on investment transactions	6.41	2.72	(1.50)	3.52	4.01

Net increase (decrease) in net asset value from operations	6.57	2.85	(1.41)	3.60	4.09

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.10)	(.08)	(.06)	(.12)
Distributions from net realized gain on investment transactions	(1.22)	(.54)	–0	–	–0	–	(.48)

Total dividends and distributions	(1.35)	(.64)	(.08)	(.06)	(.60)

Net asset value, end of period	$22.89	$17.67	$15.46	$16.95	$13.41

Total Return
Total investment return based on net asset value (b)	38.06	%*	18.75%	(8.39)%	26.91%	42.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$217,146	$156,832	$151,754	$174,068	$134,291
Ratio to average net assets of:
Expenses	.81%	.82%	.83%	.84	%+	.87%
Net investment income	.77%	.75%	.56%	.56	%+	.70%
Portfolio turnover rate	56%	50%	70%	54%	58%

See footnote summary on page 21.

20

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value, beginning of period	$17.58	$15.38	$16.87	$13.36	$9.87

Income From Investment Operations
Net investment income (a)	.11	.08	.05	.05	.05
Net realized and unrealized gain (loss) on investment transactions	6.36	2.71	(1.50)	3.50	4.01

Net increase (decrease) in net asset value from operations	6.47	2.79	(1.45)	3.55	4.06

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.05)	(.04)	(.04)	(.09)
Distributions from net realized gain on investment transactions	(1.22)	(.54)	–0	–	–0	–	(.48)

Total dividends and distributions	(1.31)	(.59)	(.04)	(.04)	(.57)

Net asset value, end of period	$22.74	$17.58	$15.38	$16.87	$13.36

Total Return
Total investment return based on net asset value (b)	37.63	%*	18.47%	(8.62)%	26.59%	42.66%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$472,677	$347,784	$324,145	$378,436	$264,635
Ratio to average net assets of:
Expenses	1.06%	1.07%	1.08%	1.09	%+	1.12%
Net investment income	.51%	.51%	.31%	.31	%+	.42%
Portfolio turnover rate	56%	50%	70%	54%	58%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2013 by 0.01%.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See	notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

22

2013 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 33.05% of dividends paid qualify for the dividends received deduction.

23

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Paul(2), Vice President James W. MacGregor(2), Vice President Andrew J. Weiner(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD Y DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

25

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD Y DIRECTOR IN THE PAST FIVE YEARS
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

26

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD Y DIRECTOR IN THE PAST FIVE YEARS
Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

27

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Joseph G. Paul 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

James W. MacGregor 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Andrew J. Weiner 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com for a free prospectus or SAI.

28

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/13 ($MIL)	Portfolio
Specialty	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$576.2	Small/Mid Cap Value Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,506 (0.009% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update or May 1st of each year. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.83% 1.08%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 3/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	$576.2	Small & Mid Cap Value Schedule 0.95% on first $25m 0.75% on the next $25m 0.65% on the next $50m 0.55% on the balance Minimum account size $25m	0.585%	0.750%

The Adviser also manages AllianceBernstein Discovery Value Fund, Inc. (“Discovery Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Discovery Value Fund, Inc., and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Discovery Value Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Small/Mid Cap Value Portfolio	Client # 1	0.50% on the first $250 million 0.40% on the balance	0.472%	0.750%

	Client #2	0.95% on the first $10 million 0.75% on the next $40 million 0.65% on the next $50 million 0.55% on the balance	0.580%	0.750%

	Client #3	0.61% on the first $150 million 0.50% on the balance	0.529%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different feel level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

31

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.7 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking. 8,9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers. Consequently, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio. However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification. A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.10,11

Portfolio	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Small/Mid Cap Value Portfolio	0.750	0.804	4/12

Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU.13 The Portfolio’s total expense ratio ranking is also shown in the table below.

Portfolio	Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Small/Mid Cap Value Portfolio	0.824	0.874	4/12	0.879	8/30

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

10	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	The Portfolio’s EG includes the Portfolio, five other VIP Small-Cap Value funds (“SCVE”) and six VIP Mid-Cap Value funds (“MCVE”).

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

13	The Portfolio’s EU includes the Portfolio, EG and all other VIP SCVE and VIP MCVE funds, excluding outliers.

14	Most recently completed fiscal year end Class A total expense ratio.

32

AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased slightly during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $846,302 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $2,025,374 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.15

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

15	The Fund, which includes the Portfolio and other Portfolios of the Fund paid ABIS a flat fee of $18,000 in 2012.

33

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

(continued)	AllianceBernstein Variable Products Series Fund

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.16,17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2013.21

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmarks.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

20	The Portfolio’s PG/PU are not identical to the Portfolio’s respective EG/EU as the criteria for including/excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through February 22, 2013.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

34

AllianceBernstein Variable Products Series Fund

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Small/Mid Cap Value Portfolio
1 year	17.00	14.87	14.40	1/6	2/15
3 year	13.16	12.97	12.97	3/6	7/14
5 year	7.86	7.14	7.38	3/6	4/13
10 year	11.84	12.29	11.84	3/4	5/9

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	17.00	13.16	7.86	11.84	9.88	20.30	0.57	10
Russell 2500 Value Index	18.92	15.19	7.82	11.72	8.81	18.73	0.59	10
Russell 2500 Index	15.17	15.75	7.92	11.92	7.75	N/A	N/A	N/A
Inception Date: May 2, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

35

VPS-SMCV-0151-1213

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

December 31, 2013

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 7, 2014

The following is an update of AllianceBernstein Variable Products Series Fund—AllianceBernstein Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2013.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 90-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may invest in securities of non-U.S. issuers.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Portfolio seeks to invest than direct investments.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad U.S. stock market, as represented by the Standard and Poor’s (“S&P”) 500 Index, for the one-, five- and 10-year periods ended December 31, 2013.

All share classes of the Portfolio outperformed the benchmark and the S&P 500 Index for the annual period ended December 31, 2013. Security selection was the main source of outperformance, particularly in the technology, financial and consumer cyclicals sectors. Sector selection also contributed to returns, owing to underweights in the utilities and industrial resource sectors, as well as an overweight in the consumer cyclicals sector. Negative security selection in the consumer growth, consumer staples and energy sectors offset some of these gains. The Portfolio did not utilize derivatives during the annual period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities rallied strongly in the annual period, on encouraging growth data and expectations of continued U.S. monetary stimulus. While stocks retreated from mid-May peaks amid speculation that the U.S. Federal Reserve (the “Fed”) would end its asset purchase program, optimism prevailed. Stocks slipped again in August amid mounting Middle East tensions and fears that the Fed would start to taper its stimulus in September which later proved premature. Positive developments in key regions of the world in November further boosted risk appetite, although a surprise interest rate cut by the European Central Bank to a record low, as a countermeasure to slowing growth in the euro zone, undermined some of the gains. Amid a slew of positive data in the U.S., the Fed took its first steps toward ending a key component of its stimulus campaign.

The Portfolio has remained focused on attractively-valued opportunities, which are widespread across most industry sectors and regions. The U.S. Value Senior Investment Management Team prefers companies with robust cash flow generation and strong balance sheets, whose stocks are trading at deep valuation discounts.

1

VALUE PORTFOLIO
DISCLOSURES AND RISKS	AllianceBernstein Variable Products Series Fund

Benchmark Disclosure

Neither the unmanaged Russell 1000® Value Index nor the unmanaged S&P 500® Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap companies within the U.S. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as value, may underperform the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Variable Products prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For additional copies of the Portfolio’s prospectus or summary prospectus, which contains this and other information, call your financial advisor or 800.984.7654. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Performance assumes reinvestment of distributions and does not account for taxes.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	NAV Returns
PERIODS ENDED DECEMBER 31, 2013 (unaudited)	1 Year	5 Years*	10 Years*
AllianceBernstein Value Portfolio Class A**	36.85%	15.66%	5.46%
AllianceBernstein Value Portfolio Class B**	36.49%	15.40%	5.29%
Russell 1000 Value Index	32.53%	16.67%	7.58%
S&P 500 Index	32.39%	17.94%	7.41%

*    Average annual returns.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of all share classes of the Portfolio for the annual period ended December 31, 2013 by 0.07%.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.72% and 0.97% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/03 – 12/31/13 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 12/31/03 to 12/31/13) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Value Index, and the broad U.S. market, as represented by the S&P 500 Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on page 2.

3

VALUE PORTFOLIO
EXPENSE EXAMPLE (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,152.70	$4.07	0.75%
Hypothetical (5% annual return before expenses)*	$1,000	$1,021.42	$3.82	0.75%

Class B
Actual	$1,000	$1,151.80	$5.42	1.00%
Hypothetical (5% annual return before expenses)*	$1,000	$1,020.16	$5.09	1.00%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2013 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Pfizer, Inc.	$4,934,493	3.7%
Wells Fargo & Co.	4,757,920	3.5
Exxon Mobil Corp.	4,503,400	3.4
General Electric Co.	4,358,665	3.2
Bank of America Corp.	3,792,852	2.8
Citigroup, Inc.	3,684,177	2.7
Chevron Corp.	3,634,881	2.7
Johnson & Johnson	3,159,855	2.4
AT&T, Inc.	3,044,856	2.3
Hewlett-Packard Co.	2,853,960	2.1

	$38,725,059	28.8%

SECTOR BREAKDOWN**

December 31, 2013 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$39,691,137	29.5%
Energy	21,205,329	15.7
Consumer Discretionary	19,871,198	14.8
Health Care	17,804,097	13.2
Information Technology	12,750,204	9.5
Industrials	7,696,165	5.7
Consumer Staples	4,518,629	3.4
Telecommunication Services	4,460,016	3.3
Utilities	4,122,948	3.1
Materials	2,183,616	1.6
Short-Term Investments	270,996	0.2

Total Investments	$134,574,335	100.0%

*	Long-term investments.

**	The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.9%

FINANCIALS–29.5%
CAPITAL MARKETS–1.8%
E*Trade Financial Corp.(a)	31,300	$614,732
Goldman Sachs Group, Inc. (The)	7,400	1,311,724
State Street Corp.	7,300	535,747

		2,462,203

COMMERCIAL BANKS–5.5%
CIT Group, Inc.	30,500	1,589,965
Fifth Third Bancorp	19,800	416,394
KeyCorp	24,700	331,474
Regions Financial Corp.	36,700	362,963
Wells Fargo & Co.	104,800	4,757,920

		7,458,716

CONSUMER FINANCE–2.7%
Capital One Financial Corp.	27,500	2,106,775
Discover Financial Services	27,300	1,527,435

		3,634,210

DIVERSIFIED FINANCIAL SERVICES–8.3%
Bank of America Corp.	243,600	3,792,852
Berkshire Hathaway, Inc.– Class B(a)	9,300	1,102,608
Citigroup, Inc.	70,700	3,684,177
ING US, Inc.	10,500	369,075
JPMorgan Chase & Co.	37,200	2,175,456

		11,124,168

INSURANCE–11.2%
American Financial Group, Inc./OH	21,900	1,264,068
American International Group, Inc.	49,700	2,537,185
Aon PLC	17,700	1,484,853
Assurant, Inc.	10,700	710,159
Chubb Corp. (The)	17,100	1,652,373
Everest Re Group Ltd.	2,900	452,023
Genworth Financial, Inc.– Class A(a)	85,500	1,327,815
Lincoln National Corp.	29,600	1,527,952
PartnerRe Ltd.	15,400	1,623,622
Reinsurance Group of America, Inc.–Class A	17,600	1,362,416
Travelers Cos., Inc. (The)	10,300	932,562
Unum Group	3,900	136,812

		15,011,840

		39,691,137

ENERGY–15.8%
ENERGY EQUIPMENT & SERVICES–1.6%
Halliburton Co.	27,500	1,395,625
Nabors Industries Ltd.	42,000	713,580

		2,109,205

OIL, GAS & CONSUMABLE FUELS–14.2%
Chesapeake Energy Corp.	8,500	230,690
Chevron Corp.	29,100	3,634,881
Company	Shares	U.S. $ Value

Exxon Mobil Corp.	44,500	$4,503,400
Hess Corp.	29,000	2,407,000
HollyFrontier Corp.	4,300	213,667
Marathon Petroleum Corp.	24,300	2,229,039
Occidental Petroleum Corp.	25,600	2,434,560
Phillips 66	11,900	917,847
Valero Energy Corp.	50,100	2,525,040

		19,096,124

		21,205,329

CONSUMER DISCRETIONARY–14.8%
AUTO COMPONENTS–2.2%
Lear Corp.	7,300	591,081
Magna International, Inc.–Class A	15,700	1,288,342
TRW Automotive Holdings Corp.(a)	14,000	1,041,460

		2,920,883

AUTOMOBILES–2.5%
Ford Motor Co.	114,100	1,760,563
General Motors Co.(a)	40,200	1,642,974

		3,403,537

HOUSEHOLD DURABLES–1.1%
PulteGroup, Inc.	71,100	1,448,307

MEDIA–5.5%
Gannett Co., Inc.	50,600	1,496,748
Liberty Global PLC–Class A(a)	8,133	723,756
Liberty Global PLC–Series C(a)	15,000	1,264,800
Regal Entertainment Group–Class A	23,000	447,350
Time Warner, Inc.	15,100	1,052,772
Twenty-First Century Fox, Inc.–Class A	37,700	1,326,286
Viacom, Inc.–Class B	12,500	1,091,750

		7,403,462

MULTILINE RETAIL–0.9%
Macy’s, Inc.	23,800	1,270,920

SPECIALTY RETAIL–2.6%
GameStop Corp.–Class A	23,400	1,152,684
Staples, Inc.	13,400	212,926
TJX Cos., Inc.	32,300	2,058,479

		3,424,089

		19,871,198

HEALTH CARE–13.2%
BIOTECHNOLOGY–0.5%
Vertex Pharmaceuticals, Inc.(a)	9,000	668,700

HEALTH CARE EQUIPMENT & SUPPLIES–1.7%
Medtronic, Inc.	40,300	2,312,817

HEALTH CARE PROVIDERS & SERVICES–2.3%
Aetna, Inc.	26,200	1,797,058
Health Net, Inc./CA(a)	28,800	854,496
WellPoint, Inc.	4,400	406,516

		3,058,070

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

PHARMACEUTICALS–8.7%
GlaxoSmithKline PLC (Sponsored ADR)	25,300	$1,350,767
Johnson & Johnson	34,500	3,159,855
Merck & Co., Inc.	23,900	1,196,195
Pfizer, Inc.	161,100	4,934,493
Roche Holding AG (Sponsored ADR)	16,000	1,123,200

		11,764,510

		17,804,097

INFORMATION TECHNOLOGY–9.5%
COMMUNICATIONS EQUIPMENT–1.3%
Cisco Systems, Inc.	22,000	493,900
Harris Corp.	18,300	1,277,523

		1,771,423

COMPUTERS & PERIPHERALS–3.0%
Apple, Inc.	2,000	1,122,220
Hewlett-Packard Co.	102,000	2,853,960

		3,976,180

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.6%
Arrow Electronics, Inc.(a)	14,900	808,325

OFFICE ELECTRONICS–1.3%
Xerox Corp.	146,200	1,779,254

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.9%
Applied Materials, Inc.	65,900	1,165,771
Lam Research Corp.(a)	14,300	778,635
Micron Technology, Inc.(a)	28,600	622,336

		2,566,742

SOFTWARE–1.4%
CA, Inc.	4,800	161,520
Electronic Arts, Inc.(a)	61,400	1,408,516
Symantec Corp.	11,800	278,244

		1,848,280

		12,750,204

INDUSTRIALS–5.7%
AEROSPACE & DEFENSE–0.6%
Northrop Grumman Corp.	6,700	767,887

AIRLINES–0.4%
Delta Air Lines, Inc.	19,900	546,653

INDUSTRIAL CONGLOMERATES–3.2%
General Electric Co.	155,500	4,358,665

Company	Shares	U.S. $ Value

MACHINERY–1.5%
Illinois Tool Works, Inc.	21,000	$1,765,680
Parker Hannifin Corp.	2,000	257,280

		2,022,960

		7,696,165

CONSUMER STAPLES–3.4%
FOOD & STAPLES RETAILING–1.7%
CVS Caremark Corp.	4,700	336,379
Kroger Co. (The)	49,000	1,936,970

		2,273,349

HOUSEHOLD PRODUCTS–1.0%
Procter & Gamble Co. (The)	15,700	1,278,137

TOBACCO–0.7%
Philip Morris International, Inc.	11,100	967,143

		4,518,629

TELECOMMUNICATION SERVICES–3.3%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.3%
AT&T, Inc.	86,600	3,044,856

WIRELESS TELECOMMUNICATION SERVICES–1.0%
Vodafone Group PLC (Sponsored ADR)	36,000	1,415,160

		4,460,016

UTILITIES–3.1%
ELECTRIC UTILITIES–1.2%
Edison International	35,600	1,648,280

GAS UTILITIES–1.1%
Atmos Energy Corp.	32,000	1,453,440

MULTI-UTILITIES–0.8%
CenterPoint Energy, Inc.	32,600	755,668
DTE Energy Co.	4,000	265,560

		1,021,228

		4,122,948

MATERIALS–1.6%
CHEMICALS–1.6%
LyondellBasell Industries NV–Class A	27,200	2,183,616

Total Common Stocks (cost $98,247,870)		134,303,339

7

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.2%
TIME DEPOSIT–0.2%
State Street Time Deposit 0.01%, 1/02/14 (cost $270,996)	$271	$270,996

TOTAL INVESTMENTS–100.1% (cost $98,518,866)		134,574,335
Other assets less liabilities–(0.1)%		(97,975)

NET ASSETS–100.0%		$134,476,360

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2013	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $98,518,866)	$134,574,335
Dividends and interest receivable	192,773
Receivable for capital stock sold	3,396

Total assets	134,770,504

LIABILITIES
Payable for capital stock redeemed	106,387
Advisory fee payable	59,902
Printing fee payable	34,482
Audit fee payable	33,273
Distribution fee payable	26,785
Administrative fee payable	14,445
Transfer Agent fee payable	112
Accrued expenses	18,758

Total liabilities	294,144

NET ASSETS	$134,476,360

COMPOSITION OF NET ASSETS
Capital stock, at par	$9,539
Additional paid-in capital	141,060,759
Undistributed net investment income	1,936,168
Accumulated net realized loss on investment and foreign currency transactions	(44,585,575)
Net unrealized appreciation on investments	36,055,469

$134,476,360

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,204,948	155,066	$14.22
B	$132,271,412	9,383,548	$14.10

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2013	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $21,804)	$3,414,591
Affiliated issuers	813
Interest	85
Securities lending income	12,469

3,427,958

EXPENSES
Advisory fee (see Note B)	835,428
Distribution fee—Class B	374,964
Transfer agency—Class A	81
Transfer agency—Class B	6,101
Custodian	84,032
Administrative	55,163
Printing	42,613
Audit	39,043
Legal	32,767
Directors’ fees	4,542
Miscellaneous	8,855

Total expenses	1,483,589

Net investment income	1,944,369

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	26,346,896
Net change in unrealized appreciation/depreciation of investments	19,276,766

Net gain on investment transactions	45,623,662

NET INCREASE IN NET ASSETS FROM OPERATIONS	$47,568,031

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2013	Year Ended December 31, 2012
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,944,369	$2,903,480
Net realized gain on investment and foreign currency transactions	26,346,896	9,812,887
Net change in unrealized appreciation/depreciation of investments	19,276,766	12,001,916

Net increase in net assets from operations	47,568,031	24,718,283
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(44,293)	(29,034)
Class B	(2,863,346)	(2,792,590)
CAPITAL STOCK TRANSACTIONS
Net decrease	(69,636,711)	(39,143,747)

Total decrease	(24,976,319)	(17,247,088)
NET ASSETS
Beginning of period	159,452,679	176,699,767

End of period (including undistributed net investment income of $1,936,168 and $2,899,438, respectively)	$134,476,360	$159,452,679

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2013	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2013:

	Level 1		Level 2		Level 3		Total
Investments in Securities:
Assets:
Common Stocks*	$134,303,339		$–0	–	$–0	–	$134,303,339
Short-Term Investments	–0	–	270,996		–0	–	270,996

Total Investments in Securities	134,303,339		270,996		–0	–	134,574,335
Other Financial Instruments**	–0	–	–0	–	–0	–	–0	–

Total^	$134,303,339		$270,996		$–0	–	$134,574,335

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

14

AllianceBernstein Variable Products Series Fund

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2013, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2013, the reimbursement for such services amounted to $55,163.

Brokerage commissions paid on investment transactions for the year ended December 31, 2013 amounted to $160,176, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,385 for the year ended December 31, 2013.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution or servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2013 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$65,216,124		$135,257,883
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$98,862,817

Gross unrealized appreciation	$36,195,838
Gross unrealized depreciation	(484,320)

Net unrealized appreciation	$35,711,518

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2013.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Securities Lending

The Portfolio may enter into securities lending transactions. Under the Portfolio’s securities lending program, all loans of securities will be collateralized continually by cash. The Portfolio will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Portfolio in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Portfolio to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Portfolio, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. As of December 31, 2013, the Portfolio had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Portfolio earned securities lending income of $12,469 and $813 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended December 31, 2013; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Portfolio’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended December 31, 2013 is as follows:

Market Value December 31, 2012 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2013 (000)
$816	$24,660	$25,476	$0

16

AllianceBernstein Variable Products Series Fund

NOTE F: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Class A
Shares sold	23,224	3,550	$286,557	$36,002
Shares issued in reinvestment of dividends	3,455	2,895	44,293	29,034
Shares redeemed	(15,732)	(24,236)	(196,764)	(248,107)

Net increase (decrease)	10,947	(17,791)	$134,086	$(183,071)

Class B
Shares sold	405,430	316,889	$5,020,795	$3,142,785
Shares issued in reinvestment of dividends	225,106	280,662	2,863,346	2,792,591
Shares redeemed	(6,229,165)	(4,484,363)	(77,654,938)	(44,896,052)

Net decrease	(5,598,629)	(3,886,812)	$(69,770,797)	$(38,960,676)

NOTE G: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2013.

17

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$2,907,639	$2,821,624

Total taxable distributions paid	$2,907,639	$2,821,624

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,936,168
Accumulated capital and other losses	(44,241,624	)(a)
Unrealized appreciation/(depreciation)	35,711,518	(b)

Total accumulated earnings/(deficit)	$(6,593,938)

(a)	On December 31, 2013, the Portfolio had a net capital loss carryforward of $44,241,624. During the fiscal year, the Portfolio utilized $26,246,267 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of December 31, 2013, the Portfolio had a net capital loss carryforward of $44,241,624 which will expire as follows:

SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
$44,241,624	n/a	2017

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$10.63	$9.37	$9.84	$8.97		$7.67

Income From Investment Operations
Net investment income (a)	.19	.20	.17	.12		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.70	1.26	(.50)	.93		1.41

Net increase (decrease) in net asset value from operations	3.89	1.46	(.33)	1.05		1.57

Less: Dividends
Dividends from net investment income	(.30)	(.20)	(.14)	(.18)		(.27)

Net asset value, end of period	$14.22	$10.63	$9.37	$9.84		$8.97

Total Return
Total investment return based on net asset value (b)	36.85%*	15.73%	(3.50)%	11.81	%*	21.12%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,205	$1,533	$1,517	$1,707		$1,594
Ratio to average net assets of:
Expenses	.73%	.72%	.71%	.71	%+	.70%
Net investment income	1.51%	1.98%	1.78%	1.37	%+	2.09%
Portfolio turnover rate	44%	40%	62%	73%		64%

See footnote summary on page 20.

19

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$10.54	$9.28	$9.75	$8.90		$7.59

Income From Investment Operations
Net investment income (a)	.16	.17	.15	.10		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.66	1.26	(.50)	.91		1.41

Net increase (decrease) in net asset value from operations	3.82	1.43	(.35)	1.01		1.55

Less: Dividends
Dividends from net investment income	(.26)	(.17)	(.12)	(.16)		(.24)

Net asset value, end of period	$14.10	$10.54	$9.28	$9.75		$8.90

Total Return
Total investment return based on net asset value (b)	36.49%*	15.54%	(3.78)%	11.42	%*	21.04%*

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$132,271	$157,920	$175,183	$212,522		$213,827
Ratio to average net assets of:
Expenses	.98%	.97%	.96%	.96	%+	.95%
Net investment income	1.28%	1.72%	1.51%	1.12	%+	1.84%
Portfolio turnover rate	44%	40%	62%	73%		64%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2013, December 31, 2010 and December 31, 2009 by 0.07%, 0.01% and 0.02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors and Shareholders of AllianceBernstein Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”)) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Portfolio (one of the funds constituting AllianceBernstein Variable Products Series Fund, Inc.) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 14, 2014

21

2013 TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended December 31, 2013. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction.

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Christopher W. Marx(2), Vice President Joseph G. Paul(2), Vice President Gregory L. Powell(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. Christopher W. Marx and Mr. Gregory L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS

INTERESTED DIRECTOR

Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 53 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

DISINTERESTED DIRECTORS

Marshall C. Turner, Jr., ## Chairman of the Board 72 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014.	100	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

John H. Dobkin, ## 72 (1992)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	100	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., ##, ### 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	100	None

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

D. James Guzy, ## 77 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2009. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	PLX Technology (semi-conductors) since prior to 2009, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 65 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

Garry L. Moody, ## 61 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

26

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

*	The address for each of the Portfolio’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

###	Member of the Fair Value Pricing Committee.

27

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Portfolio’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 53	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 68	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Christopher W. Marx 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Joseph G. Paul 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Gregory L. Powell 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 54	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Chief Compliance Officer of the AllianceBernstein Funds, and Vice President of ABIS**, with which he has been associated since prior to 2009.

*	The address for each of the Portfolio’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

28

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/13 ($MIL)	Portfolio
Value	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$167.8	Value Portfolio

1	The information in the fee summary was completed on April 22, 2013 and discussed with the Board of Directors on April 30-May 2, 2013.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	Jones v. Harris at 1427.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $45,169(0.027% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update or May 1st of each year. The Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20% Class B 1.45%	0.72% 0.97%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Portfolio.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on March 31, 2013 net assets:5

4

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

30

AllianceBernstein Variable Products Series Fund

Portfolio	Net Assets 03/31/13 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Value Portfolio	$167.8	U.S. Diversified Value Schedule	0.412%	0.550%
		0.65% on first $25m
		0.50% on the next $25m
		0.40% on the next $50m
		0.30% on the next $100m
		0.25% on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Value Fund, Inc. (“Value Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of Value Fund, Inc. and what would have been the effective advisory fee of the Portfolio had the fee schedule of the retail mutual fund been applicable to the Portfolio:6

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Value Portfolio	Value Fund, Inc.	0.55% on first $2.5 billion	0.550%	0.550%
		0.45% on next $2.5 billion
		0.40% on the balance

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fees of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2013 net assets.

Portfolio		Fee Schedule	Effective Sub-Adv. Fee	Portfolio Advisory Fee
Value Portfolio	Client #1[7]	0.49% on the first $100 million 0.30% on the next $100 million 0.25% on the balance	0.413%	0.550%

	Client #2[7]	0.30% of the average daily net assets	0.300%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company.

6	The retail mutual fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the retail mutual fund.

7	The client is an affiliate of the Adviser.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.9,10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee(%)[11]	Lipper EG Median (%)	Lipper EG Rank
Value Portfolio	0.550%	0.745%	1/13

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper EG Median(%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Value Portfolio	0.722%	0.775%	3/13	0.763%	12/32

Based on this analysis, the Portfolio hasa more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES

PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to thePortfoliodecreased duringcalendar year 2012, relative to 2011.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense cap that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

32

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2012, ABI received $418,618 in Rule 12b-1 fees.

During the fiscal year ended December 31, 2012, the Adviser incurred distribution expenses in the amount of $1,117,197 in connection with activities primarily intended to result in the sale of the Portfolio’s Class B shares. This amount includes the 12b-1 fees paid by the Portfolio to the Adviser.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year. With respect to the Fund, which includes the Portfolio and other Portfolios of the Fund not discussed in this summary, ABI paid approximately $600,000 in 2012 and expects to pay approximately $600,000 in 2013 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $1,385 from the Portfolio.14

The Portfolio did not effect brokerage transactions and pay commissions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the

14	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2012.

33

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.15,16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $443 billion as of March 31, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended February 28, 2013.20

	Portfolio (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Value Portfolio
1 year	14.28	14.28	14.66	7/13	17/28
3 year	10.25	11.19	11.18	9/13	22/27
5 year	1.15	2.93	3.33	12/13	24/25
10 year	6.18	8.41	8.09	11/11	22/22

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18	The performance rankings are for the Class A shares of the Portfolio. The Portfolio’s performance returns shown were provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s respective EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmarks.22Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending February 28, 2013 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Value Portfolio	14.28	10.25	1.15	6.18	6.20	16.39	0.34	10
Russell 1000 Value Index	17.63	13.66	3.88	8.77	8.50	15.68	0.50	10
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2013

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2013.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

35

VPS-VAL-0151-1213

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr and Garry L. Moody. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein Balanced Wealth Strategy Portfolio	2012	45,500	326	14,746
	2013	45,500	—	25,662
AllianceBernstein Global Thematic Growth Portfolio	2012	27,500	326	12,886
	2013	27,500	—	18,348
AllianceBernstein Growth Portfolio	2012	26,000	326	8,717
	2013	26,000	—	10,563
AllianceBernstein Growth and Income Portfolio	2012	26,000	326	9,302
	2013	26,000	—	11,148
AllianceBernstein Intermediate Bond Portfolio	2012	40,000	326	9,716
	2013	40,000	—	9,725
AllianceBernstein International Growth Portfolio	2012	27,500	326	13,918
	2013	27,500	—	19,405
AllianceBernstein International Value Portfolio	2012	27,500	326	34,018
	2013	27,500	—	17,180
AllianceBernstein Large Cap Growth Portfolio	2012	26,000	326	8,717
	2013	26,000	—	10,563
AllianceBernstein Real Estate Investment Portfolio	2012	27,500	326	15,099
	2013	27,500	—	18,445
AllianceBernstein Small Cap Growth Portfolio	2012	26,000	326	8,633
	2013	26,000	—	10,479
AllianceBernstein Small-Mid Cap Value Portfolio	2012	26,000	326	13,398
	2013	26,000	—	16,744
AllianceBernstein Value Portfolio	2012	26,000	326	8,633
	2013	26,000	—	10,479
AllianceBernstein Dynamic Asset Allocation Portfolio	2012	45,500	326	14,202
	2013	45,500	—	18,445

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein Balanced Wealth Strategy Portfolio	2012	$712,117	15,072
			(326)
			(14,746)
	2013	$275,464	25,662
			—
			(25,662)
AllianceBernstein Global Thematic Growth Portfolio	2012	$710,257	13,212
			(326)
			(12,886)
	2013	$281,353	18,348
			—
			(18,348)
AllianceBernstein Growth Portfolio	2012	$706,088	9,043
			(326)
			(8,717)
	2013	$283,708	10,563
			—
			(10,563)
AllianceBernstein Growth and Income Portfolio	2012	$706,673	9,628
			(326)
			(9,302)
	2013	$283,123	11,148
			—
			(11,148)
AllianceBernstein Intermediate Bond Portfolio	2012	$707,087	10,042
			(326)
			(9,716)
	2013	$284,546	9,725
			—
			(9,725)
AllianceBernstein International Growth Portfolio	2012	$711,289	14,244
			(326)
			(13,918)
	2013	$280,601	19,405
			—
			(19,405)
AllianceBernstein International Value Portfolio	2012	$731,389	34,344
			(326)
			(34,018)
	2013	$281,491	17,180
			—
			(17,180)
AllianceBernstein Large Cap Growth Portfolio	2012	$706,088	9,043
			(326)
			(8,717)
	2013	$283,708	10,563
			—
			(10,563)
AllianceBernstein Real Estate Investment Portfolio	2012	$712,470	15,425
			(326)
			(15,099)
	2013	$275,826	18,445
			—
			(18,445)

AllianceBernstein Small Cap Growth Portfolio	2012	$706,004	8,959
			(326)
			(8,633)
	2013	$283,792	10,479
			—
			(10,479)
AllianceBernstein Small-Mid Cap Value Portfolio	2012	$710,769	13,724
			(326)
			(13,398)
	2013	$277,527	16,744
			—
			(16,744)
AllianceBernstein Value Portfolio	2012	$706,004	8,959
			(326)
			(8,633)
	2013	$283,792	10,479
			—
			(10,479)
AllianceBernstein Dynamic Asset Allocation Portfolio	2012	$711,573	14,528
			(326)
			(14,202)
	2013	$275,826	18,445
			—
			(18,445)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 12, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 12, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 12, 2014